UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-23304

                            Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                     Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                     Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: #800-983-0903

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

May 31, 2018

BSCI	Invesco BulletShares 2018 Corporate Bond ETF
BSCJ	Invesco BulletShares 2019 Corporate Bond ETF
BSCK	Invesco BulletShares 2020 Corporate Bond ETF
BSCL	Invesco BulletShares 2021 Corporate Bond ETF
BSCM	Invesco BulletShares 2022 Corporate Bond ETF
BSCN	Invesco BulletShares 2023 Corporate Bond ETF
BSCO	Invesco BulletShares 2024 Corporate Bond ETF
BSCP	Invesco BulletShares 2025 Corporate Bond ETF
BSCQ	Invesco BulletShares 2026 Corporate Bond ETF
BSCR	Invesco BulletShares 2027 Corporate Bond ETF
BSJI	Invesco BulletShares 2018 High Yield Corporate Bond ETF
BSJJ	Invesco BulletShares 2019 High Yield Corporate Bond ETF
BSJK	Invesco BulletShares 2020 High Yield Corporate Bond ETF
BSJL	Invesco BulletShares 2021 High Yield Corporate Bond ETF
BSJM	Invesco BulletShares 2022 High Yield Corporate Bond ETF
BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF
BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF
BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Fixed Income

During the fiscal year, the US Treasury yield curve flattened primarily as a result of monetary policy and increases to the shorter-end of the yield curve. U.S Treasury yields moved up across the board with the 10-Year Treasury rising above 3% for the first time since 2014. The increases in yield were generally triggered by increased growth prospects and inflation for the U.S. economy and increases to the federal funds target rate. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation. The US corporate credit sector posted positive returns for the fiscal year, with lower-rated investment grade securities generating slightly higher performance. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive during the fiscal year. A notable corporate tax cut, part of the Tax Cut and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the Fund’s fiscal year, the US Federal Reserve (the Fed) raised the fed funds target rate by 75 basis points with three 25 basis point hikes in June 2017, December 2017 and March 2018. (A basis point is one one-hundredth of a percentage point.) As a result, the fed funds target rate stood at a range of 1.50% to 1.75% at the end of the fiscal year. Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more hawkish tone. Yields on 10-year US Treasuries stood at 2.85% as of May 31, 2018, 45 basis points higher than at the beginning of the fiscal year. Jerome Powell succeeded Janet Yellen as Fed chair on February 5, 2018. Powell has served as a member of the Fed Board of Governors since 2012 and is largely expected to stay the course with a gradual approach to monetary policy normalization. For the reporting period, the broader bond market posted slightly negative returns largely attributable to the increase in overall interest rates and impact to longer duration securities. U.S Treasuries, agencies, mortgage backed securities and emerging market debt were among the few drivers of negative returns. Positive performing sectors included global credit, U.S. corporate investment grade and below investment grade securities.

3

BSCI	Manager’s Analysis
Invesco BulletShares 2018 Corporate Bond ETF (BSCI)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2018 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2018 Corporate Bond ETF (formerly known as PowerShares BulletShares 2018 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2018 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2018 Index (the “2018 Index” or the “Index”). The 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2018. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2018 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2018 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 1.03%. On a net asset value (“NAV”) basis, the Fund returned 1.36%. During the same time period, the Index returned 1.62%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the communications sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the banking sector as well as underweight the consumer non-cyclical sector as well as the Fund’s portfolio having a significantly shorter duration compared to the Benchmark Index.

For the fiscal year ended May 31, 2018, the banking sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical sectors, respectively. There were no sectors which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Bank of America Corp., 6.875% coupon, due 04/25/2018, a banks company (no longer held at fiscal year-end) and Goldman Sachs Group, Inc. (The), 6.15% coupon, due 04/01/2018, a banks company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Verizon Communications, Inc., 2.946% coupon, due 03/15/2022, a telecommunications company (no longer held at fiscal year-end) and Sabra Health Care LP/Sabra Capital Corp., 5.50% coupon, due 02/01/2021, a REITs company (no longer held at fiscal year-end).

4

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	30.9
Oil & Gas	6.4
Auto Manufacturers	6.3
Pharmaceuticals	6.0
Electric	4.8
Diversified Financial Services	3.6
Telecommunications	3.1
Computers	3.1
Software	2.6
Beverages	2.4
Retail	2.4
Media	2.2
Healthcare-Services	2.1
Pipelines	2.0
Machinery-Diversified	1.7
Agriculture	1.7
Food	1.4
Aerospace/Defense	1.4
Machinery-Construction & Mining	1.3
Insurance	1.3
Biotechnology	0.9
Healthcare-Products	0.8
Cosmetics/Personal Care	0.7
Chemicals	0.7
Commercial Services	0.6
Semiconductors	0.6
Investment Companies	0.5
Hand/Machine Tools	0.4
Iron/Steel	0.2
Internet	0.1
Money Market Fund Plus Other Assets Less Liabilities	7.8

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Hewlett Packard Enterprise Co., 2.850%, 10/05/2018	1.7
Goldman Sachs Group, Inc. (The), 2.900%, 07/19/2018	1.7
CVS Health Corp., 1.900%, 07/20/2018	1.7
Time Warner Cable LLC, 6.750%, 07/01/2018	1.4
Reynolds American, Inc., 2.300%, 06/12/2018	1.3
Citigroup, Inc., 2.500%, 09/26/2018	1.2
Microsoft Corp., 1.300%, 11/03/2018	1.2
Royal Bank of Canada, GMTN, 2.200%, 07/27/2018	1.2
AT&T, Inc., 2.375%, 11/27/2018	1.1
Ford Motor Credit Co. LLC, 2.875%, 10/01/2018	1.1
Total	13.6

*	Excluding money market fund holdings.

5

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2018 Index	1.62%	1.63%	4.98%	2.02%	10.51%	2.92%	19.42%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	3.05%	16.24%	3.54%	23.93%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	1.98%	10.30%	2.06%	13.45%
Fund††
NAV Return	1.36%	1.41%	4.28%	1.83%	9.47%	2.62%	17.34%
Market Price Return	1.03%	1.31%	3.99%	1.75%	9.09%	2.61%	17.26%

Predecessor Fund Inception: March 28, 2012

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

6

BSCJ	Manager’s Analysis
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2019 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2019 Corporate Bond ETF (formerly known as PowerShares BulletShares 2019 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2019 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2019 Index (the “2019 Index” or the “Index”). The 2019 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2019. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2019 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2019 and will terminate on or about December 31, 2019. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2019 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 0.83%. On a net asset value (“NAV”) basis, the Fund returned 0.93%. During the same time period, the Index returned 1.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the banking sector as well as selection within the consumer non-cyclical sector.

For the fiscal year ended May 31, 2018, the banking sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and energy sectors, respectively. There were no sectors which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Bank of America Corp., Series L, 2.60% coupon, due 01/15/2019, a banks company (portfolio average weight of 0.96%) and Anheuser Busch Inbev Worldwide, Inc. (Belgium), 1.90% coupon, due 02/01/2019, a beverages company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Mattel, Inc., 2.35% coupon, due 05/06/2019, a toys/games/hobbies company (no longer held at fiscal year-end) and Verizon Communications, Inc., 2.946% coupon, due 03/15/2022, a telecommunications company (no longer held at fiscal year-end).

7

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	36.1
Oil & Gas	7.1
Telecommunications	5.7
Pharmaceuticals	5.5
Auto Manufacturers	5.4
Diversified Financial Services	4.3
Electric	2.7
Software	2.5
Media	2.3
Computers	2.2
Pipelines	2.1
Healthcare-Products	1.8
Chemicals	1.6
Insurance	1.5
Beverages	1.5
Healthcare-Services	1.3
Food	1.3
Retail	1.2
REITs	1.2
Biotechnology	1.1
Aerospace/Defense	1.1
Machinery-Construction & Mining	1.0
Agriculture	1.0
Machinery-Diversified	0.9
Cosmetics/Personal Care	0.9
Transportation	0.9
Miscellaneous Manufacturing	0.9
Semiconductors	0.7
Internet	0.6
Electronics	0.6
Home Builders	0.3
Office/Business Equipment	0.2
Lodging	0.2
Mining	0.2
Environmental Control	0.2
Advertising	0.1
Electrical Components & Equipment	0.1
Commercial Services	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Bank of America Corp., Series L, GMTN, 2.600%, 01/15/2019	1.0
Morgan Stanley, GMTN, 5.625%, 09/23/2019	0.9
Morgan Stanley, GMTN, 7.300%, 05/13/2019	0.9
Shire Acquisitions Investments Ireland Dac, 1.900%, 09/23/2019	0.8
Novartis Securities Investment Ltd., 5.125%, 02/10/2019	0.8
Goldman Sachs Group, Inc. (The), GMTN, 7.500%, 02/15/2019	0.8
JPMorgan Chase & Co., 6.300%, 04/23/2019	0.8
Abbott Laboratories, 2.350%, 11/22/2019	0.8
Bank of America Corp., 7.625%, 06/01/2019	0.7
Wells Fargo Bank NA, 1.750%, 05/24/2019	0.7
Total	8.2

*	Excluding money market fund holdings.

8

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2019 Index	1.11%	1.84%	5.61%	2.27%	11.88%	3.23%	21.67%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	3.05%	16.24%	3.54%	23.93%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	1.98%	10.30%	2.06%	13.45%
Fund††
NAV Return	0.93%	1.64%	5.01%	2.06%	10.76%	2.89%	19.25%
Market Price Return	0.83%	1.65%	5.04%	2.06%	10.72%	2.92%	19.43%

Predecessor Fund Inception: March 28, 2012

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

BSCK	Manager’s Analysis
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2020 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2020 Corporate Bond ETF (formerly known as PowerShares BulletShares 2020 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2020 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2020 Index (the “2020 Index” or the “Index”). The 2020 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2020. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2020 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2020 and will terminate on or about December 31, 2020. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2020 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 0.17%. On a net asset value (“NAV”) basis, the Fund returned 0.17%. During the same time period, the Index returned 0.39%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the banking sector as well as the consumer non-cyclical sector.

For the fiscal year ended May 31, 2018, the banking sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and energy sectors, respectively. There were no sectors which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Verizon Communications, Inc., 4.50% coupon, due 09/15/2020, a telecommunications company (no longer held at fiscal year-end) and HCA, Inc., 6.50% coupon, due 02/15/2020, a healthcare-services company (portfolio average weight of 0.83%). Positions that detracted most significantly from the Fund’s return during this period included GE Capital International Funding Co. Unlimited Co., 2.342% coupon, due 11/15/2020, a diversified financial services company (portfolio average weight of 1.66%) and GLP Capital LP/GLP Financing II, Inc., 4.875% coupon, due 11/01/2020, an entertainment company (portfolio average weight of 0.17%).

10

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	31.6
Diversified Financial Services	5.9
Oil & Gas	5.1
Pharmaceuticals	5.0
Auto Manufacturers	3.6
Media	3.0
Healthcare-Products	2.9
Telecommunications	2.8
Software	2.8
Computers	2.7
Pipelines	2.7
Biotechnology	2.4
Beverages	2.4
Insurance	2.3
Retail	2.3
Electric	2.1
Semiconductors	1.9
Aerospace/Defense	1.9
Chemicals	1.8
Healthcare-Services	1.8
REITs	1.5
Food	1.4
Agriculture	1.3
Miscellaneous Manufacturing	1.1
Machinery-Diversified	0.9
Commercial Services	0.7
Internet	0.6
Cosmetics/Personal Care	0.4
Airlines	0.4
Machinery-Construction & Mining	0.4
Environmental Control	0.3
Entertainment	0.3
Advertising	0.3
Iron/Steel	0.2
Leisure Time	0.2
Gas	0.2
Investment Companies	0.2
Home Builders	0.2
Auto Parts & Equipment	0.2
Electronics	0.1
Transportation	0.1
Metal Fabricate/Hardware	0.1
Building Materials	0.0
Money Market Fund Plus Other Assets Less Liabilities	1.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1.7
JPMorgan Chase & Co., 2.250%, 01/23/2020	1.0
AbbVie, Inc., 2.500%, 05/14/2020	1.0
Allergan Funding SCS, 3.000%, 03/12/2020	0.9
Visa, Inc., 2.200%, 12/14/2020	0.8
Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	0.8
HCA, Inc., 6.500%, 02/15/2020	0.8
Bank of America Corp., MTN, 5.625%, 07/01/2020	0.8
JPMorgan Chase & Co., 4.250%, 10/15/2020	0.8
Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 03/15/2020	0.7
Total	9.3

*	Excluding money market fund holdings.

11

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2020 Index	0.39%	1.89%	5.76%	2.67%	14.10%	3.58%	24.26%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	3.05%	16.24%	3.54%	23.93%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	1.98%	10.30%	2.06%	13.45%
Fund††
NAV Return	0.17%	1.72%	5.24%	2.49%	13.06%	3.32%	22.35%
Market Price Return	0.17%	1.71%	5.23%	2.59%	13.62%	3.36%	22.63%

Predecessor Fund Inception: March 28, 2012

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

12

BSCL	Manager’s Analysis
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2021 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2021 Corporate Bond ETF (formerly known as PowerShares BulletShares 2021 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2021 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2021 Index (the “2021 Index” or the “Index”). The 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2021. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2021 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2021 and will terminate on or about December 31, 2021. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2021 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (0.25)%. On a net asset value (“NAV”) basis, the Fund returned (0.15)%. During the same time period, the Index returned 0.01%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the basic industry sector, overweight in the technology sector and the fees and operating expenses the Fund incurred.

For the fiscal year ended May 31, 2018, the consumer cyclical sector contributed most significantly to the Fund’s return, followed by the energy and communications sectors, respectively. The technology and consumer non-cyclical sectors were the largest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included HSBC Finance Corp., 6.676% coupon, due 01/15/2021, a diversified financial services company (portfolio average weight of 0.42%) and Sabine Pass Liquefaction LLC, 5.625% coupon, due 02/01/2021, a pipelines company (portfolio average weight of 0.63%). Positions that detracted most significantly from the Fund’s return during this period included Deutsche Bank AG (Germany), 4.25% coupon, due 10/14/2021, a banks company (portfolio average weight of 0.84%) and Oracle Corp., 1.90% coupon, due 09/15/2021, a software company (portfolio average weight of 1.02%).

13

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	32.7
Telecommunications	5.4
Oil & Gas	4.9
Pharmaceuticals	4.6
Auto Manufacturers	4.1
Computers	3.1
Beverages	3.1
Retail	3.0
REITs	2.7
Software	2.6
Media	2.5
Pipelines	2.5
Electric	2.3
Diversified Financial Services	2.2
Healthcare-Products	1.8
Semiconductors	1.7
Insurance	1.6
Biotechnology	1.6
Chemicals	1.3
Aerospace/Defense	1.2
Miscellaneous Manufacturing	1.1
Healthcare-Services	1.1
Food	1.0
Machinery-Diversified	0.9
Agriculture	0.9
Cosmetics/Personal Care	0.8
Electronics	0.8
Commercial Services	0.7
Transportation	0.6
Internet	0.6
Machinery-Construction & Mining	0.5
Mining	0.4
Office/Business Equipment	0.4
Housewares	0.4
Iron/Steel	0.3
Gas	0.3
Oil & Gas Services	0.2
Advertising	0.2
Engineering & Construction	0.2
Environmental Control	0.1
Forest Products & Paper	0.1
Apparel	0.1
Electrical Components & Equipment	0.1
Building Materials	0.1
Auto Parts & Equipment	0.1
Money Market Fund Plus Other Assets Less Liabilities	3.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	1.8
Oracle Corp., 1.900%, 09/15/2021	1.0
Goldman Sachs Group, Inc. (The), 5.250%, 07/27/2021	1.0
HSBC Holdings PLC, 3.400%, 03/08/2021	0.9
Deutsche Bank AG, 4.250%, 10/14/2021	0.9
Morgan Stanley, MTN, 2.625%, 11/17/2021	0.8
BNP Paribas SA, BKNT, GMTN, 5.000%, 01/15/2021	0.8
Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	0.8
Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/2021	0.8
Morgan Stanley, 5.750%, 01/25/2021	0.8
Total	9.6

*	Excluding money market fund holdings.

14

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2021 Index	0.01%	2.02%	6.20%	3.49%	18.17%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	3.51%	18.31%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	2.29%	11.68%
Fund††
NAV Return	(0.15)%	1.97%	6.02%	3.46%	18.01%
Market Price Return	(0.25)%	1.90%	5.80%	3.48%	18.14%

Predecessor Fund Inception: July 17, 2013

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

BSCM	Manager’s Analysis
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2022 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2022 Corporate Bond ETF (formerly known as PowerShares BulletShares 2022 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2022 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Index”). The 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2022. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2022 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2022 and will terminate on or about December 31, 2022. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2022 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (0.45)%. On a net asset value (“NAV”) basis, the Fund returned (0.50)%. During the same time period, the Index returned (0.39)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the energy sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the REIT sector. The consumer non-cyclical and capital goods sectors were the largest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Royal Bank of Scotland Group PLC (United Kingdom), 6.125% coupon, due 12/15/2022, a banks company (portfolio average weight of 0.69%) and Barclays Bank PLC (United Kingdom), 7.625% coupon, due 11/21/2022, a banks company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., 2.70% coupon, due 10/09/2022, a miscellaneous manufacturing company (portfolio average weight of 0.86%) and Allergan Funding SCS, 3.45% coupon, due 03/15/2022, a pharmaceuticals company (portfolio average weight of 0.86%).

16

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	24.6
Pharmaceuticals	6.5
Oil & Gas	5.3
Diversified Financial Services	4.2
Telecommunications	4.2
Pipelines	3.3
Media	3.3
Software	3.0
Beverages	3.0
Computers	2.6
REITs	2.5
Auto Manufacturers	2.5
Retail	2.3
Healthcare-Products	2.2
Healthcare-Services	2.1
Electric	2.0
Biotechnology	1.9
Aerospace/Defense	1.7
Miscellaneous Manufacturing	1.7
Insurance	1.7
Semiconductors	1.5
Chemicals	1.5
Food	1.5
Agriculture	1.3
Transportation	1.3
Machinery-Diversified	1.0
Internet	0.9
Commercial Services	0.7
Machinery-Construction & Mining	0.7
Cosmetics/Personal Care	0.7
Electronics	0.6
Iron/Steel	0.5
Advertising	0.5
Environmental Control	0.4
Lodging	0.4
Oil & Gas Services	0.3
Mining	0.3
Airlines	0.3
Hand/Machine Tools	0.2
Forest Products & Paper	0.2
Textiles	0.2
Household Products/Wares	0.2
Investment Companies	0.2
Building Materials	0.2
Home Builders	0.2
Savings & Loans	0.1
Money Market Fund Plus Other Assets Less Liabilities	3.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Goldman Sachs Group, Inc. (The), 5.750%, 01/24/2022	1.3
Barclays, 7.625%, 11/21/2022	1.1
JPMorgan Chase & Co., 4.500%, 01/24/2022	0.9
Cooperatieve Rabobank Ua, MTN, 3.875%, 02/08/2022	0.9
AbbVie, Inc., 2.900%, 11/06/2022	0.9
Allergan Funding SCS, 3.450%, 03/15/2022	0.9
JPMorgan Chase & Co., 3.250%, 09/23/2022	0.9
Goldman Sachs Group, Inc. (The), 3.000%, 04/26/2022	0.9
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.464%, 07/23/2022	0.8
Morgan Stanley, GMTN, 2.750%, 05/19/2022	0.8
Total	9.4

*	Excluding money market fund holdings.

17

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2022 Index	(0.39)%	2.29%	7.04%	3.70%	19.38%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	3.51%	18.31%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	2.29%	11.68%
Fund††
NAV Return	(0.50)%	2.14%	6.56%	3.51%	18.27%
Market Price Return	(0.45)%	2.18%	6.70%	3.55%	18.52%

Predecessor Fund Inception: July 17, 2013

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

BSCN	Manager’s Analysis
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2023 Corporate Bond ETF (formerly known as PowerShares BulletShares 2023 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2023. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2023 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2023 and will terminate on or about December 31, 2023. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2023 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (0.65)%. On a net asset value (“NAV”) basis, the Fund returned (0.50)%. During the same time period, the Index returned (0.36)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the real electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the information technology sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the communications and REIT sectors contributed most significantly to the Fund’s return. The most significant detractors of performance for the period included the consumer non-cyclical, information technology, and banking sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Verizon Communications, Inc., 5.15% coupon, due 09/15/2023, a telecommunications company (portfolio average weight of 2.90%) and Royal Bank of Scotland Group PLC (United Kingdom), 6.00% coupon, due 12/19/2023, a banks company (portfolio average weight of 0.91%). Positions that detracted most significantly from the Fund’s return during this period included Shire Acquisitions Investments Ireland Dac, 2.875% coupon, due 09/23/2023, a pharmaceuticals company (portfolio average weight of 0.98%) and Wells Fargo & Co., 3.069% coupon, due 01/24/2023, a banks company (portfolio average weight of 1.52%).

19

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	21.3
Oil & Gas	6.6
Pharmaceuticals	5.9
Telecommunications	5.8
Beverages	5.7
Pipelines	5.0
REITs	4.7
Computers	4.0
Software	3.2
Electric	2.9
Auto Manufacturers	2.9
Retail	2.8
Healthcare-Services	2.7
Media	2.5
Insurance	2.0
Healthcare-Products	1.9
Chemicals	1.6
Semiconductors	1.5
Diversified Financial Services	1.5
Oil & Gas Services	1.2
Transportation	1.1
Machinery-Diversified	1.1
Agriculture	0.9
Aerospace/Defense	0.9
Food	0.8
Miscellaneous Manufacturing	0.8
Biotechnology	0.8
Housewares	0.7
Cosmetics/Personal Care	0.6
Investment Companies	0.6
Environmental Control	0.5
Internet	0.5
Metal Fabricate/Hardware	0.4
Iron/Steel	0.4
Mining	0.4
Real Estate	0.4
Packaging & Containers	0.3
Entertainment	0.3
Commercial Services	0.3
Advertising	0.2
Apparel	0.2
Textiles	0.2
Machinery-Construction & Mining	0.2
Gas	0.2
Electrical Components & Equipment	0.2
Electronics	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Verizon Communications, Inc., 5.150%, 09/15/2023	2.6
Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/2023	2.5
Apple, Inc., 2.400%, 05/03/2023	2.2
Bank of America Corp., GMTN, 3.300%, 01/11/2023	1.7
Wells Fargo & Co., 3.069%, 01/24/2023	1.5
JPMorgan Chase & Co., 3.200%, 01/25/2023	1.1
AT&T, Inc., 3.600%, 02/17/2023	1.1
Morgan Stanley, GMTN, 3.750%, 02/25/2023	1.1
Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	1.1
Chevron Corp., 3.191%, 06/24/2023	1.0
Total	15.9

*	Excluding money market fund holdings.

20

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2023 Index	(0.36)%	2.66%	8.19%	3.41%	13.22%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	2.96%	11.42%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	1.99%	7.59%
Fund††
NAV Return	(0.50)%	2.57%	7.92%	3.30%	12.78%
Market Price Return	(0.65)%	2.58%	7.95%	3.31%	12.80%

Predecessor Fund Inception: September 17, 2014

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

BSCO	Manager’s Analysis
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2024 Corporate Bond ETF (formerly known as PowerShares BulletShares 2024 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2024. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2024 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2024 and will terminate on or about December 31, 2024. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2024 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (0.58)%. On a net asset value (“NAV”) basis, the Fund returned (0.62)%. During the same time period, the Index returned (0.45)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the information technology and underweight the consumer non-cyclical sectors as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the consumer cyclical sector. Consumer non-cyclical, technology, and banking were the Fund’s largest detractors of performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Royal Bank of Scotland Group PLC (United Kingdom), 5.125% coupon, due 05/28/2024, a banks company (portfolio average weight of 1.16%) and QVC, Inc., 4.85% coupon, due 04/01/2024, a retail company (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return during this period included Qualcomm, Inc., 2.90% coupon, due 05/20/2024, a semiconductors company (portfolio average weight of 0.63%) and Pitney Bowes, Inc., 4.625% coupon, due 03/15/2024, an office/business equipment company (portfolio average weight of 0.19%).

22

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	24.7
Oil & Gas	7.8
Pipelines	5.6
Pharmaceuticals	4.2
Telecommunications	4.0
Retail	3.7
Computers	3.7
Diversified Financial Services	3.2
Semiconductors	3.2
Insurance	3.1
REITs	2.8
Media	2.4
Healthcare-Products	2.3
Software	2.0
Healthcare-Services	1.8
Biotechnology	1.7
Chemicals	1.7
Auto Manufacturers	1.6
Food	1.6
Miscellaneous Manufacturing	1.4
Internet	1.4
Beverages	1.3
Electric	1.3
Aerospace/Defense	1.2
Transportation	1.2
Agriculture	1.0
Advertising	0.9
Auto Parts & Equipment	0.6
Forest Products & Paper	0.6
Electronics	0.5
Cosmetics/Personal Care	0.5
Machinery-Construction & Mining	0.4
Gas	0.3
Engineering & Construction	0.3
Household Products/Wares	0.3
Commercial Services	0.3
Oil & Gas Services	0.2
Housewares	0.2
Office/Business Equipment	0.2
Machinery-Diversified	0.2
Money Market Fund Plus Other Assets Less Liabilities	4.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Morgan Stanley, Series F, GMTN, 3.875%, 04/29/2024	1.5
Bank of America Corp., MTN, 4.200%, 08/26/2024	1.4
Credit Suisse AG/New York NY, MTN, 3.625%, 09/09/2024	1.4
JPMorgan Chase & Co., 3.875%, 09/10/2024	1.3
Goldman Sachs Group, Inc. (The), GMTN, 4.000%, 03/03/2024	1.3
Morgan Stanley, GMTN, 3.700%, 10/23/2024	1.3
Bank of America Corp., MTN, 4.125%, 01/22/2024	1.1
Apple, Inc., 3.450%, 05/06/2024	1.1
Bank of America Corp., MTN, 4.000%, 04/01/2024	1.1
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	1.1
Total	12.6

*	Excluding money market fund holdings.

23

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2024 Index	(0.45)%	2.72%	8.40%	3.56%	13.82%
Bloomberg Barclays U.S. Corporate Index	0.06%	2.63%	8.10%	2.96%	11.42%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.39%	4.23%	1.99%	7.59%
Fund††
NAV Return	(0.62)%	2.56%	7.89%	3.28%	12.71%
Market Price Return	(0.58)%	2.66%	8.18%	3.34%	12.95%

Predecessor Fund Inception: September 17, 2014

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

24

BSCP	Manager’s Analysis
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2025 Corporate Bond ETF (formerly known as PowerShares BulletShares 2025 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The 2025 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2025. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2025 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2025 and will terminate on or about December 31, 2025. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2025 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (1.19)%. On a net asset value (“NAV”) basis, the Fund returned (1.04)%. During the same time period, the Index returned (0.80)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer non-cyclical and information technology sectors as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the basic materials sector contributed most significantly to the Fund’s return. The consumer non-cyclical, energy, and information technology sectors were the largest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Whole Foods Market, Inc., 5.20% coupon, due 12/03/2025, a retail company (no longer held at fiscal year-end) and Gilead Sciences, Inc., 3.65% coupon, due 03/01/2026, a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Allergan Funding SCS, 3.80% coupon, due 03/15/2025, a pharmaceuticals company (portfolio average weight of 1.66%) and GE Capital International Funding Co. Unlimited Co., 3.373% coupon, due 11/15/2025, a diversified financial services company (portfolio average weight of 0.80%).

25

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	23.0
Pharmaceuticals	8.3
Pipelines	6.2
Oil & Gas	5.5
Software	4.8
Media	4.7
Healthcare-Products	3.9
Biotechnology	3.7
Diversified Financial Services	3.7
REITs	3.2
Computers	3.0
Telecommunications	2.9
Semiconductors	2.4
Healthcare-Services	2.3
Electric	2.1
Retail	1.9
Insurance	1.7
Beverages	1.7
Agriculture	1.5
Auto Manufacturers	1.5
Food	1.4
Transportation	1.3
Chemicals	1.0
Oil & Gas Services	0.8
Internet	0.8
Commercial Services	0.7
Auto Parts & Equipment	0.6
Environmental Control	0.6
Water	0.5
Aerospace/Defense	0.5
Metal Fabricate/Hardware	0.5
Mining	0.4
Building Materials	0.4
Real Estate	0.3
Cosmetics/Personal Care	0.3
Electrical Components & Equipment	0.2
Private Equity	0.1
Iron/Steel	0.1
Miscellaneous Manufacturing	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908%, 07/23/2025	2.0
AT&T, Inc., 3.400%, 05/15/2025	2.0
Visa, Inc., 3.150%, 12/14/2025	1.7
Allergan Funding SCS, 3.800%, 03/15/2025	1.7
Medtronic, Inc., 3.500%, 03/15/2025	1.6
AbbVie, Inc., 3.600%, 05/14/2025	1.5
Microsoft Corp., 3.125%, 11/03/2025	1.4
CVS Health Corp., 3.875%, 07/20/2025	1.3
Bank of America Corp., MTN, 3.875%, 08/01/2025	1.3
Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	1.3
Total	15.8

*	Excluding money market fund holdings.

26

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2025 Index	(0.80)%	3.05%	8.27%
Bloomberg Barclays U.S. Corporate Index	0.06%	3.24%	8.82%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	1.45%	3.89%
Fund††
NAV Return	(1.04)%	2.64%	7.14%
Market Price Return	(1.19)%	2.65%	7.18%

Predecessor Fund Inception: October 7, 2015

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

BSCQ	Manager’s Analysis
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2026 Corporate Bond ETF (formerly known as PowerShares BulletShares 2026 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The 2026 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2026. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2026 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2026 and will terminate on or about December 31, 2026. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2026 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned (1.50)%. On a net asset value (“NAV”) basis, the Fund returned (1.28)%. During the same time period, the Index returned (1.15)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred and trading costs associated with portfolio rebalances during the period, partially offset by beneficial impacts from the portfolio sampling employed by the Fund.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 0.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer non-cyclical sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, no sectors positively contributed to the Fund’s return. The largest detractors of Fund performance included the consumer non-cyclical, banking, and capital goods sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included AT&T, Inc., 7.125% coupon, due 03/15/2026, a telecommunications company (portfolio average weight of 0.26%) and HollyFrontier Corp., 5.875% coupon, due 04/01/2026, an oil & gas company (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return during this period included Comcast Corp., 3.15% coupon, due 03/01/2026, a media company (portfolio average weight of 0.57%) and HCA, Inc., 5.25% coupon, due 06/15/2026, a healthcare-services company (portfolio average weight of 0.81%).

28

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	28.3
Pharmaceuticals	5.8
Beverages	5.4
Oil & Gas	5.2
Pipelines	5.1
REITs	4.4
Electric	3.8
Insurance	3.3
Retail	3.0
Media	2.8
Software	2.8
Telecommunications	2.7
Computers	2.4
Food	2.4
Auto Manufacturers	2.1
Healthcare-Products	1.7
Diversified Financial Services	1.6
Aerospace/Defense	1.6
Biotechnology	1.5
Healthcare-Services	1.1
Commercial Services	1.1
Electronics	1.1
Internet	1.0
Building Materials	1.0
Semiconductors	1.0
Transportation	0.9
Agriculture	0.9
Cosmetics/Personal Care	0.7
Housewares	0.6
Miscellaneous Manufacturing	0.5
Apparel	0.5
Forest Products & Paper	0.4
Chemicals	0.4
Machinery-Diversified	0.4
Advertising	0.3
Gas	0.3
Lodging	0.3
Real Estate	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/2026	3.5
HSBC Holdings PLC, 4.300%, 03/08/2026	1.5
Apple, Inc., 3.250%, 02/23/2026	1.3
Gilead Sciences, Inc., 3.650%, 03/01/2026	1.3
Wells Fargo & Co., 3.000%, 04/22/2026	1.2
Wells Fargo & Co., 3.000%, 10/23/2026	1.2
Microsoft Corp., 2.400%, 08/08/2026	1.2
Johnson & Johnson, 2.450%, 03/01/2026	1.2
Morgan Stanley, MTN, 4.350%, 09/08/2026	1.1
Wells Fargo & Co., MTN, 4.100%, 06/03/2026	1.1
Total	14.6

*	Excluding money market fund holdings.

29

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2026 Index	(1.15)%	(0.44)%	(0.75)%
Bloomberg Barclays U.S. Corporate Index	0.06%	0.94%	1.61%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.37)%	(0.29)%	(0.50)%
Fund††
NAV Return	(1.28)%	(0.47)%	(0.81)%
Market Price Return	(1.50)%	(0.51)%	(0.87)%

Predecessor Fund Inception: September 14, 2016

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

30

BSCR	Manager’s Analysis
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2027 Corporate Bond ETF (formerly known as PowerShares BulletShares 2027 Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The 2027 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2027. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the 2027 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2027 and will terminate on or about December 31, 2027. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2027 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

During the fiscal period from the Fund’s inception (September 27, 2017) through May 31, 2018, on a market price basis, the Fund returned (2.82)%. On a net asset value (“NAV”) basis, the Fund returned (2.77)%. During the same time period, the Index returned (2.27)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned (1.34)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking sector and most underweight in the electric sector during the fiscal period ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the banking sector as well as fees and operating expenses that the Fund incurred.

For the fiscal period ended May 31, 2018, no sectors positively contributed to the Fund’s return. The banking, information technology, and communications sectors all detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended May 31, 2018, included Marathon Oil Corp., 4.40% coupon, due 07/15/2027, an oil & gas company (portfolio average weight of 1.38%) and Sumitomo Mitsui Financial Group, Inc. (Japan), 3.446% coupon, due 01/11/2027, a banks company (portfolio average weight of 0.56%). Positions that detracted most significantly from the Fund’s return during this period included Citigroup, Inc., 4.45% coupon, due 09/29/2027, a banks company (portfolio average weight of 2.97%) and Wells Fargo & Co., 4.30% coupon, due 07/22/2027, a banks company (portfolio average weight of 2.78%).

31

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Banks	23.8
Oil & Gas	6.8
Telecommunications	5.2
Computers	5.1
Pharmaceuticals	5.0
REITs	5.0
Diversified Financial Services	4.6
Retail	4.2
Electric	4.2
Pipelines	3.5
Food	3.3
Media	3.3
Semiconductors	2.9
Software	2.6
Aerospace/Defense	2.5
Auto Manufacturers	2.1
Healthcare-Services	2.1
Healthcare-Products	2.1
Insurance	1.6
Chemicals	1.3
Forest Products & Paper	1.2
Textiles	0.9
Gas	0.9
Cosmetics/Personal Care	0.8
Internet	0.8
Transportation	0.8
Biotechnology	0.8
Auto Parts & Equipment	0.4
Beverages	0.4
Money Market Fund Plus Other Assets Less Liabilities	1.8

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Citigroup, Inc., 4.450%, 09/29/2027	2.6
Microsoft Corp., 3.300%, 02/06/2027	2.6
Telefonica Emisiones Sau, 4.103%, 03/08/2027	2.1
Verizon Communications, Inc., 4.125%, 03/16/2027	1.7
Wells Fargo & Co., GMTN, 4.300%, 07/22/2027	1.7
Apple, Inc., 3.350%, 02/09/2027	1.7
Morgan Stanley, 3.625%, 01/20/2027	1.7
Morgan Stanley, GMTN, 3.950%, 04/23/2027	1.7
Goldman Sachs Group, Inc. (The), 3.850%, 01/26/2027	1.7
Becton Dickinson & Co., 3.700%, 06/06/2027	1.7
Total	19.2

*	Excluding money market fund holdings.

32

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

Fund Inception†
Index	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2027 Index	(2.27)%
Bloomberg Barclays U.S. Corporate Index	(1.34)%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.04)%
Fund††
NAV Return	(2.77)%
Market Price Return	(2.82)%

Predecessor Fund Inception: September 27, 2017

The Fund has elected to use the Bloomberg Barclays U.S. Corporate Index to represent its broad-based index rather than the Bloomberg Barclays U.S. Aggregate Bond Index because the Bloomberg Barclays U.S. Corporate Index more closely reflects the performance of the types of securities in which the Fund invests.

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

33

BSJI	Manager’s Analysis
Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2018 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2018 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index (the “High Yield 2018 Index” or the “Index”). The High Yield 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2018. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2018 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.37%. On a net asset value (“NAV”) basis, the Fund returned 2.60%. During the same time period, the Index returned 2.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred and trading costs associated with portfolio rebalances during the period, partially offset by beneficial impacts from the portfolio sampling employed by the Fund.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the communications and consumer cyclical sectors as well as the Fund’s portfolio having a significantly shorter duration compared to the Benchmark Index.

For the fiscal year ended May 31, 2018, the consumer cyclical sector contributed most significantly to the Fund’s return, followed by the communications sector. There were no sectors which detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Algeco Scotsman Global Finance PLC, 8.50% coupon, due 10/15/2018, a transportation and logistics company (no longer held at fiscal year-end) and Rite Aid, Corp., 6.125% coupon, due 04/01/2023, a retail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Apx Group, Inc., 7.875% coupon, due 12/01/2022, a commercial services company (portfolio average weight of 1.66%) and Genon Energy, Inc., 9.50% coupon, due 10/15/2018, a power generation company (no longer held at fiscal year-end).

34

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
U.S. Treasury Securities	55.7
Telecommunications	9.3
Computers	7.4
Media	6.8
Diversified Financial Services	5.8
Commercial Services	3.3
Auto Manufacturers	3.0
Oil & Gas	1.8
Pipelines	1.5
Airlines	1.4
Home Builders	1.3
REITs	1.1
Chemicals	0.9
Retail	0.9
Semiconductors	0.8
Iron/Steel	0.8
Packaging & Containers	0.7
Advertising	0.4
Forest Products & Paper	0.3
Environmental Control	0.0
Money Market Fund Plus Other Assets Less Liabilities	(3.2)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
U.S. Treasury Bill, 1.650%, 06/21/2018	15.1
U.S. Treasury Bill, 1.691%, 06/21/2018	6.9
U.S. Treasury Bill, 1.648%, 06/21/2018	6.2
U.S. Treasury Bill, 1.677%, 06/21/2018	5.8
U.S. Treasury Bill, 1.638%, 06/21/2018	5.2
Sprint Communications, Inc., 9.000%, 11/15/2018	5.2
EMC Corp., 1.875%, 06/01/2018	4.1
Dell International LLC / EMC Corp., 5.875%, 06/15/2021	3.3
Apx Group, Inc., 7.875%, 12/01/2022	2.5
U.S. Treasury Bill, 1.628%, 06/21/2018	2.5
Total	56.8

*	Excluding money market fund holdings.

35

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index	2.71%	3.39%	10.51%	3.82%	20.64%	5.47%	38.38%
Bloomberg Barclays US Corporate High Yield Index	2.35%	4.86%	15.31%	4.87%	26.84%	6.21%	44.42%
Fund††
NAV Return	2.60%	2.90%	8.97%	3.22%	17.20%	4.65%	31.95%
Market Price Return	2.37%	2.81%	8.66%	3.16%	16.81%	4.63%	31.79%

Predecessor Fund Inception: April 25, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

36

BSJJ	Manager’s Analysis
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2019 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2019 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index (the “High Yield 2019 Index” or the “Index”). The High Yield 2019 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2019. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2019 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2019 and will terminate on or about December 31, 2019. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.57%. On a net asset value (“NAV”) basis, the Fund returned 2.95%. During the same time period, the Index returned 3.49%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the information technology and communications sectors.

For the fiscal year ended May 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the communications and energy sectors, respectively. There were no sectors which detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Western Digital Corp., 10.50% coupon, due 04/01/2024, a hardware company (no longer held at fiscal year-end) and Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% coupon, due 05/15/2023, a commercial services company (portfolio average weight of 4.31%). Positions that detracted most significantly from the Fund’s return during this period included Real Alloy Holding, Inc., 10.00% coupon, due 01/15/2019, a metals and mining company (no longer held at fiscal year-end) and CCO Holdings LLC/CCO Holdings Capital Corp., 5.875% coupon, due 04/01/2024, a media company (portfolio average weight of 1.92%).

37

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Telecommunications	12.2
Media	10.8
Commercial Services	7.2
Healthcare-Services	7.0
Diversified Financial Services	5.5
Software	4.8
Packaging & Containers	4.2
REITs	3.3
Computers	3.0
Home Builders	2.8
Food	2.8
Mining	2.7
Electric	2.6
Pipelines	2.4
Auto Manufacturers	1.7
Auto Parts & Equipment	1.6
Metal Fabricate/Hardware	1.6
Building Materials	1.6
Airlines	1.5
Machinery-Diversified	1.5
Pharmaceuticals	1.4
Retail	1.3
Oil & Gas	1.1
Iron/Steel	1.1
Healthcare-Products	1.1
Advertising	0.9
Semiconductors	0.8
Entertainment	0.8
Engineering & Construction	0.7
Chemicals	0.7
Transportation	0.7
Internet	0.6
Miscellaneous Manufacturing	0.6
Oil & Gas Services	0.6
Lodging	0.5
Toys/Games/Hobbies	0.5
Real Estate	0.5
Banks	0.5
Gas	0.4
Household Products/Wares	0.3
Cosmetics/Personal Care	0.2
Insurance	0.1
Holding Companies-Diversified	0.1
Investment Companies	0.0
Money Market Fund Plus Other Assets Less Liabilities	3.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, 05/15/2023	3.8
CSC Holdings LLC, 10.125%, 01/15/2023	3.5
Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	3.0
CHS/Community Health Systems, Inc., 8.000%, 11/15/2019	2.3
Sprint Capital Corp., 6.900%, 05/01/2019	2.3
Sirius XM Radio, Inc., 6.000%, 07/15/2024	2.0
Dell International LLC / EMC Corp., 7.125%, 06/15/2024	2.0
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/2024	2.0
T-Mobile USA, Inc., 6.375%, 03/01/2025	2.0
Centene Corp., 5.625%, 02/15/2021	1.9
Total	24.8

*	Excluding money market fund holdings.

38

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index	3.49%	3.12%	9.65%	3.15%	15.61%
Bloomberg Barclays US Corporate High Yield Index	2.35%	4.86%	15.31%	5.22%	26.92%
Fund††
NAV Return	2.95%	3.31%	10.25%	3.88%	19.50%
Market Price Return	2.57%	3.18%	9.86%	3.84%	19.31%

Predecessor Fund Inception: September 24, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

39

BSJK	Manager’s Analysis
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2020 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2020 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index (the “High Yield 2020 Index” or the “Index”). The High Yield 2020 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2020. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2020 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2020 and will terminate on or about December 31, 2020. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.03%. On a net asset value (“NAV”) basis, the Fund returned 2.37%. During the same time period, the Index returned 3.05%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communications sector and most underweight in the energy sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance on a NAV basis relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer non-cyclical sector.

For the fiscal year ended May 31, 2018, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the basic industry and energy sectors, respectively. The REIT sector was the only detracting sector during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Valeant Pharmaceuticals International, Inc., 5.375% coupon, due 03/15/2020, a pharmaceuticals company (portfolio average weight of 1.44%) and Clear Channel Worldwide Holdings, Inc., Series B, 7.625% coupon, due 03/15/2020, a media company (portfolio average weight of 1.66%). Positions that detracted most significantly from the Fund’s return during this period included Altice Luxembourg SA (Luxembourg), 7.625% coupon, due 02/15/2025, a media company (portfolio average weight of 0.90%) and Monitronics, Inc., 9.125% coupon, due 04/01/2020, a consumer services company (no longer held at fiscal year-end).

40

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Media	10.1
Telecommunications	7.8
Diversified Financial Services	6.9
Chemicals	6.4
Oil & Gas	5.7
Healthcare-Services	5.4
Packaging & Containers	4.9
Commercial Services	4.2
Mining	3.6
Computers	3.0
Pipelines	2.7
Pharmaceuticals	2.6
Lodging	2.0
Software	2.0
Home Builders	1.8
Retail	1.8
Private Equity	1.7
Food	1.5
Aerospace/Defense	1.4
Auto Manufacturers	1.4
Healthcare-Products	1.3
Electric	1.2
Entertainment	1.2
REITs	1.1
Machinery-Construction & Mining	1.1
Household Products/Wares	1.0
Electrical Components & Equipment	0.8
Insurance	0.8
Internet	0.8
Building Materials	0.8
Agriculture	0.7
Iron/Steel	0.7
Energy-Alternate Sources	0.6
Airlines	0.6
Engineering & Construction	0.6
Semiconductors	0.5
Food Service	0.5
Apparel	0.5
Cosmetics/Personal Care	0.4
Miscellaneous Manufacturing	0.4
Oil & Gas Services	0.4
Housewares	0.3
Auto Parts & Equipment	0.3
Banks	0.3
Advertising	0.2
Office/Business Equipment	0.2
Machinery-Diversified	0.1
Forest Products & Paper	0.1
Money Market Fund Plus Other Assets Less Liabilities	5.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/2020	2.7
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/2024	1.8
EMC Corp., 2.650%, 06/01/2020	1.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/2020	1.7
Tenet Healthcare Corp., 6.000%, 10/01/2020	1.7
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/2020	1.6
Commscope Technologies LLC, 6.000%, 06/15/2025	1.5
Citgo Holding, Inc., 10.750%, 02/15/2020	1.4
Transocean, Inc., 9.000%, 07/15/2023	1.3
Sprint Communications, Inc., 7.000%, 08/15/2020	1.3
Total	16.7

*	Excluding money market fund holdings.

41

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index	3.05%	3.25%	10.07%	3.85%	19.37%
Bloomberg Barclays US Corporate High Yield Index	2.35%	4.86%	15.31%	5.22%	26.92%
Fund††
NAV Return	2.37%	3.16%	9.78%	4.12%	20.83%
Market Price Return	2.03%	3.00%	9.29%	4.09%	20.64%

Predecessor Fund Inception: September 24, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

42

BSJL	Manager’s Analysis
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2021 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2021 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index (the “High Yield 2021 Index” or the “Index”). The High Yield 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2021. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2021 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2021 and will terminate on or about December 31, 2021. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.47%. On a net asset value (“NAV”) basis, the Fund returned 2.92%. During the same time period, the Index returned 3.87%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communications sector and most underweight in the capital goods sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer non-cyclical and basic industry sectors.

For the fiscal year ended May 31, 2018, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the energy and basic industry sectors, respectively. The communications sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Valeant Pharmaceuticals International, Inc., 7.50% coupon, due 07/15/2021, a pharmaceuticals company (portfolio average weight of 1.58%) and Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% coupon, due 04/15/2021, an oil & gas company (portfolio average weight of 0.91%). Positions that detracted most significantly from the Fund’s return during this period included Altice Financing SA (Luxembourg), 7.50% coupon, due 05/15/2026, a media company (portfolio average weight of 2.25%) and Blackboard, Inc., 9.75% coupon, due 10/15/2021, a software company (portfolio average weight of 0.50%).

43

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Media	12.1
Telecommunications	8.3
Oil & Gas	6.9
Diversified Financial Services	6.6
Healthcare-Services	5.8
Software	4.7
Retail	4.2
Mining	3.9
Commercial Services	3.3
Lodging	2.7
REITs	2.6
Pharmaceuticals	2.5
Electric	2.4
Home Builders	2.3
Oil & Gas Services	2.2
Food	2.0
Pipelines	1.9
Insurance	1.6
Aerospace/Defense	1.5
Chemicals	1.5
Computers	1.5
Iron/Steel	1.4
Environmental Control	1.3
Healthcare-Products	1.3
Cosmetics/Personal Care	1.1
Real Estate	0.7
Packaging & Containers	0.7
Entertainment	0.7
Machinery-Diversified	0.7
Semiconductors	0.6
Agriculture	0.6
Textiles	0.6
Coal	0.6
Airlines	0.5
Building Materials	0.4
Household Products/Wares	0.4
Energy-Alternate Sources	0.4
Gas	0.4
Advertising	0.4
Forest Products & Paper	0.3
Housewares	0.2
Internet	0.1
Electrical Components & Equipment	0.1
Apparel	0.1
Money Market Fund Plus Other Assets Less Liabilities	5.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2.2
Altice Financing SA, 7.500%, 05/15/2026	2.0
Sprint Corp., 7.250%, 09/15/2021	2.0
T-Mobile USA, Inc., 6.500%, 01/15/2026	1.9
DISH DBS Corp., 6.750%, 06/01/2021	1.8
BMC Software Finance, Inc., 8.125%, 07/15/2021	1.7
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/2021	1.6
Bombardier, Inc., 8.750%, 12/01/2021	1.5
Blackstone Cqp Holdco LP, 6.500%, 03/20/2021	1.5
CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1.3
Total	17.5

*	Excluding money market fund holdings.

44

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index	3.87%	4.20%	13.13%	3.67%	14.27%
Bloomberg Barclays US Corporate High Yield Index	2.35%	4.86%	15.31%	4.48%	17.63%
Fund††
NAV Return	2.92%	4.56%	14.31%	4.55%	17.92%
Market Price Return	2.47%	4.41%	13.83%	4.36%	17.11%

Predecessor Fund Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

45

BSJM	Manager’s Analysis
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2022 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2022 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Index”). The High Yield 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2022. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2022 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2022 and will terminate on or about December 31, 2022. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 1.35%. On a net asset value (“NAV”) basis, the Fund returned 1.79%. During the same time period, the Index returned 2.38%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communications sector and most underweight in the information technology sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the consumer non-cyclical and information technology sectors as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the basic industry and consumer cyclical sectors, respectively. The consumer non-cyclical sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Vistra Energy Corp., 7.375% coupon, due 11/01/2022, an electric company (portfolio average weight of 1.29%) and Valeant Pharmaceuticals International, 7.25% coupon, due 07/15/2022, a pharmaceuticals company (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return during this period included CHS/Community Health Systems, Inc., 6.875% coupon, due 02/01/2022, a healthcare-services company (no longer held at fiscal year-end) and American Tire Distributors, Inc., 10.25% coupon, due 03/01/2022, a distribution/wholesale company (portfolio average weight of 0.53%).

46

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Oil & Gas	12.9
Media	12.9
Telecommunications	6.8
Healthcare-Services	6.7
Commercial Services	5.5
Diversified Financial Services	3.8
Entertainment	3.8
Aerospace/Defense	3.1
Retail	3.0
Mining	2.9
Electric	2.6
Home Builders	2.5
Pharmaceuticals	2.3
Packaging & Containers	2.2
REITs	2.2
Chemicals	2.1
Pipelines	2.1
Internet	1.7
Healthcare-Products	1.6
Food	1.6
Oil & Gas Services	1.3
Private Equity	1.3
Lodging	1.3
Miscellaneous Manufacturing	1.2
Transportation	1.1
Computers	1.0
Software	1.0
Building Materials	0.8
Banks	0.8
Coal	0.5
Distribution/Wholesale	0.5
Cosmetics/Personal Care	0.5
Iron/Steel	0.5
Leisure Time	0.4
Auto Parts & Equipment	0.4
Semiconductors	0.3
Electrical Components & Equipment	0.3
Environmental Control	0.3
Engineering & Construction	0.3
Forest Products & Paper	0.3
Insurance	0.2
Metal Fabricate/Hardware	0.2
Money Market Fund Plus Other Assets Less Liabilities	3.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Altice France SA/France, 6.000%, 05/15/2022	3.2
Tenet Healthcare Corp., 8.125%, 04/01/2022	1.9
Freeport-McMoRan, Inc., 3.550%, 03/01/2022	1.7
Altice Luxembourg SA, 7.750%, 05/15/2022	1.6
Scientific Games International, Inc., 10.000%, 12/01/2022	1.4
Sprint Communications, Inc., 6.000%, 11/15/2022	1.4
California Resources Corp., 8.000%, 12/15/2022	1.4
Dish DBS Corp., 5.875%, 07/15/2022	1.3
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/2022	1.3
HCA, Inc., 7.500%, 02/15/2022	1.3
Total	16.5

*	Excluding money market fund holdings.

47

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index	2.38%	4.81%	15.15%	4.63%	18.23%
Bloomberg Barclays US Corporate High Yield Index	2.35%	4.86%	15.31%	4.48%	17.63%
Fund††
NAV Return	1.79%	4.42%	13.87%	4.57%	17.98%
Market Price Return	1.35%	4.42%	13.85%	4.44%	17.43%

Predecessor Fund Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

48

BSJN	Manager’s Analysis
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2023 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The High Yield 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2023. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2023 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2023 and will terminate on or about December 31, 2023. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 1.40%. On a net asset value (“NAV”) basis, the Fund returned 1.90%. During the same time period, the Index returned 2.53%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical sector and most underweight in the banking sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the communications sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the energy and banking sectors, respectively. The communications and consumer cyclical sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Valeant Pharmaceuticals International, Inc., 5.875% coupon, due 05/15/2023, a pharmaceuticals company (portfolio average weight of 2.12%) and Rite AID Corp., 6.125% coupon, due 04/01/2023, a retail company (portfolio average weight of 1.30%). Positions that detracted most significantly from the Fund’s return during this period included Petsmart, Inc., 7.125% coupon, due 03/15/2023, a retail company (portfolio average weight of 0.86%) and ENDO Dac/ENDO Finance LLC/Endo Finco, Inc., 6.00% coupon, due 07/15/2023, a pharmaceuticals company (portfolio average weight of 0.86%).

49

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Media	9.9
Oil & Gas	7.9
Healthcare-Services	7.5
Telecommunications	6.6
Software	6.4
Retail	5.6
Packaging & Containers	4.7
Pharmaceuticals	4.4
Commercial Services	4.0
Mining	3.4
Electric	2.7
Pipelines	2.7
Diversified Financial Services	2.3
Lodging	2.0
REITs	1.9
Chemicals	1.9
Internet	1.7
Computers	1.6
Leisure Time	1.4
Home Builders	1.4
Building Materials	1.4
Aerospace/Defense	1.2
Entertainment	1.2
Healthcare-Products	1.1
Auto Manufacturers	1.1
Auto Parts & Equipment	1.1
Gas	1.0
Oil & Gas Services	0.9
Household Products/Wares	0.9
Food	0.8
Transportation	0.8
Distribution/Wholesale	0.7
Iron/Steel	0.7
Real Estate	0.6
Insurance	0.6
Home Furnishings	0.5
Biotechnology	0.5
Banks	0.5
Cosmetics/Personal Care	0.5
Forest Products & Paper	0.5
Housewares	0.3
Semiconductors	0.3
Electrical Components & Equipment	0.3
Office/Business Equipment	0.2
Money Market Fund Plus Other Assets Less Liabilities	2.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Altice Financing SA, 6.625%, 02/15/2023	3.8
Sprint Corp., 7.875%, 09/15/2023	3.8
First Data Corp., 7.000%, 12/01/2023	2.7
Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/2023	2.4
Rite AID Corp., 6.125%, 04/01/2023	1.8
CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1.7
Tenet Healthcare Corp., 6.750%, 06/15/2023	1.7
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	1.6
Freeport-McMoRan, Inc., 3.875%, 03/15/2023	1.5
HCA, Inc., 5.875%, 05/01/2023	1.4
Total	22.4

*	Excluding money market fund holdings.

50

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	2.53%	7.64%	21.53%
Bloomberg Barclays US Corporate High Yield Index	2.35%	7.56%	21.28%
Fund††
NAV Return	1.90%	6.71%	18.78%
Market Price Return	1.40%	6.63%	18.54%

Predecessor Fund Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

51

BSJO	Manager’s Analysis
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2024 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The High Yield 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2024. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2024 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2024 and will terminate on or about December 31, 2024. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 1.44%. On a net asset value (“NAV”) basis, the Fund returned 1.21%. During the same time period, the Index returned 1.75%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the basic industry sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the communications sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the basic industry and electric sectors, respectively. The communications and banking sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Vistra Energy Corp., 7.625% coupon, due 11/01/2024, an electric company (no longer held at fiscal year-end) and Constellium NV, 5.75% coupon, due 05/15/2024, a mining company (portfolio average weight of 0.93%). Positions that detracted most significantly from the Fund’s return during this period included Dish DBS Corp., 5.875% coupon, due 11/15/2024, a media company (portfolio average weight of 1.84%) and Revlon Consumer Products Corp., 6.25% coupon, due 08/01/2024, a cosmetics/personal care company (portfolio average weight of 0.51%).

52

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Media	10.7
Oil & Gas	9.3
Healthcare-Services	8.4
Software	8.3
Telecommunications	8.3
Pipelines	3.7
Food	3.5
REITs	3.5
Retail	3.4
Chemicals	2.6
Entertainment	2.5
Diversified Financial Services	2.3
Banks	2.0
Commercial Services	1.9
Mining	1.9
Electric	1.8
Aerospace/Defense	1.5
Lodging	1.4
Real Estate	1.4
Building Materials	1.4
Semiconductors	1.2
Metal Fabricate/Hardware	1.2
Engineering & Construction	1.1
Food Service	1.1
Distribution/Wholesale	1.0
Home Builders	1.0
Environmental Control	0.9
Apparel	0.8
Auto Parts & Equipment	0.7
Machinery-Construction & Mining	0.7
Holding Companies-Diversified	0.7
Computers	0.6
Office/Business Equipment	0.6
Internet	0.5
Private Equity	0.5
Packaging & Containers	0.5
Storage / Warehousing	0.5
Electrical Components & Equipment	0.5
Gas	0.5
Machinery-Diversified	0.5
Household Products/Wares	0.5
Airlines	0.5
Pharmaceuticals	0.5
Advertising	0.4
Insurance	0.4
Cosmetics/Personal Care	0.3
Oil & Gas Services	0.2
Money Market Fund Plus Other Assets Less Liabilities	2.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Sprint Corp., 7.125%, 06/15/2024	2.9
First Data Corp., 5.750%, 01/15/2024	2.4
Tenet Healthcare Corp., 4.625%, 07/15/2024	2.1
Mph Acquisition Holdings LLC, 7.125%, 06/01/2024	2.0
Intesa Sanpaolo SpA, MTN, 5.017%, 06/26/2024	1.9
First Data Corp., 5.000%, 01/15/2024	1.7
Dish DBS Corp., 5.875%, 11/15/2024	1.6
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1.5
Altice France SA/France, 6.250%, 05/15/2024	1.5
Energy Transfer Equity LP, 5.875%, 01/15/2024	1.5
Total	19.1

*	Excluding money market fund holdings.

53

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	1.75%	5.38%	9.39%
Bloomberg Barclays US Corporate High Yield Index	2.35%	5.97%	10.43%
Fund††
NAV Return	1.21%	4.00%	6.94%
Market Price Return	1.44%	4.09%	7.10%

Predecessor Fund Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

54

BSJP	Manager’s Analysis
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) was reorganized into Invesco BulletShares 2025 High Yield Corporate Bond ETF (formerly known as PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The High Yield 2025 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2025. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with the High Yield 2025 Index’s rules-based methodology. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity.

The Fund has a designated year of maturity of 2025 and will terminate on or about December 31, 2025. In connection with such termination, the Fund will make a cash distribution to then current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. However, the Fund may use replication to seek to achieve its investment objective if practicable.

During the fiscal period from the Fund’s inception (September 27, 2017) through May 31, 2018, on a market price basis, the Fund returned (1.03)%. On a net asset value (“NAV”) basis, the Fund returned (1.31)%. During the same time period, the Index returned (0.59)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 0.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate noninvestment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical sector and most underweight in the communications sector during the fiscal period ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector and underweight the communications sector as well as fees and operating expenses that the Fund incurred.

For the fiscal period ended May 31, 2018, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the electric sector. The communications and consumer cyclical sectors were the detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended May 31, 2018, included Valeant Pharmaceuticals International, Inc., 6.125% coupon, due 04/15/2025, a pharmaceuticals company (portfolio average weight of 3.23%) and Halcon Resources Corp., 6.75% coupon, due 02/15/2025, an oil & gas company (portfolio average weight of 1.91%). Positions that detracted most significantly from the Fund’s return during this period included Ultra Resources, Inc., 7.125% coupon, due 04/15/2025, an oil & gas company (portfolio average weight of 0.52%) and Petsmart, Inc., 5.875% coupon, due 06/01/2025, a retail company (portfolio average weight of 2.28%).

55

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Oil & Gas	12.8
Telecommunications	8.6
Healthcare-Services	6.9
Diversified Financial Services	6.2
Media	6.1
Packaging & Containers	5.1
Pharmaceuticals	4.7
Entertainment	3.5
Commercial Services	3.3
Food	3.3
Aerospace/Defense	2.9
Chemicals	2.8
Electric	2.3
Retail	2.3
Pipelines	2.1
Software	2.0
Lodging	2.0
Internet	1.4
Engineering & Construction	1.4
Insurance	1.4
Auto Parts & Equipment	1.4
Beverages	1.4
Mining	1.4
REITs	1.3
Iron/Steel	1.3
Distribution/Wholesale	1.3
Healthcare-Products	1.1
Coal	1.1
Agriculture	1.0
Semiconductors	0.9
Machinery-Construction & Mining	0.7
Office/Business Equipment	0.7
Gas	0.7
Home Builders	0.7
Real Estate	0.7
Money Market Fund Plus Other Assets Less Liabilities	3.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of May 31, 2018
Security
Frontier Communications Corp., 11.000%, 09/15/2025	3.9
Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/2025	3.2
HCA, Inc., 5.375%, 02/01/2025	2.9
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/2025	2.7
Intelsat Jackson Holdings SA, 9.750%, 07/15/2025	2.2
Quicken Loans, Inc., 5.750%, 05/01/2025	2.1
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 05/01/2025	1.6
Ep Energy LLC / Everest Acquisition Finance, Inc., 8.000%, 02/15/2025	1.5
ENDO Dac / ENDO Finance LLC / ENDO Finco, Inc., 6.000%, 02/01/2025	1.5
Consolidated Energy Finance SA, 6.875%, 06/15/2025	1.5
Total	23.1

*	Excluding money market fund holdings.

56

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

Fund Inception† Cumulative
Index
Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	(0.59)%
Bloomberg Barclays US Corporate High Yield Index	0.37%
Fund††
NAV Return	(1.31)%
Market Price Return	(1.03)%

Predecessor Fund Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

57

Schedule of Investments

Invesco BulletShares 2018 Corporate Bond ETF (BSCI)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—92.2%
	Aerospace/Defense—1.4%
$6,068,000	Lockheed Martin Corp.	1.850%	11/23/2018	$6,045,769
5,520,000	Northrop Grumman Corp.	1.750	06/01/2018	5,520,000

				11,565,769

	Agriculture—1.7%
3,711,000	Altria Group, Inc.	9.700	11/10/2018	3,821,853
10,155,000	Reynolds American, Inc. (United Kingdom)	2.300	06/12/2018	10,154,448

				13,976,301

	Auto Manufacturers—6.3%
3,040,000	American Honda Finance Corp., MTN	1.600	07/13/2018	3,036,556
5,753,000	American Honda Finance Corp.	2.125	10/10/2018	5,747,333
5,094,000	Ford Motor Credit Co. LLC	2.240	06/15/2018	5,093,687
9,050,000	Ford Motor Credit Co. LLC	2.875	10/01/2018	9,060,511
6,000,000	Ford Motor Credit Co. LLC	2.551	10/05/2018	6,000,864
8,389,000	General Motors Co.	3.500	10/02/2018	8,413,491
5,495,000	Toyota Motor Credit Corp., GMTN	1.550	07/13/2018	5,490,295
8,999,000	Toyota Motor Credit Corp., GMTN	2.000	10/24/2018	8,986,112

				51,828,849

	Banks—30.9%
1,864,000	Bank of America Corp.	6.500	07/15/2018	1,872,090
2,911,000	Bank of America Corp.	6.875	11/15/2018	2,966,711
7,030,000	Bank of America NA, BKNT	2.050	12/07/2018	7,021,446
4,027,000	Bank of Montreal, MTN (Canada)	1.800	07/31/2018	4,023,711
6,043,000	Bank of Montreal, MTN (Canada)	1.350	08/28/2018	6,029,360
2,545,000	Bank of New York Mellon Corp. (The), MTN	2.100	08/01/2018	2,543,878
3,582,000	Bank of Nova Scotia (The) (Canada)	1.700	06/11/2018	3,581,544
8,802,000	Bank of Nova Scotia (The) (Canada)	2.050	10/30/2018	8,790,060
5,884,000	BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, MTN (France)	2.700	08/20/2018	5,888,616
7,691,000	BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, MTN (France)	2.400	12/12/2018	7,686,946
3,000,000	Branch Banking & Trust Co., BKNT, MTN	2.300	10/15/2018	2,997,822
5,854,000	Capital One NA	2.350	08/17/2018	5,852,653
4,959,000	Citigroup, Inc.	2.150	07/30/2018	4,957,508
10,141,000	Citigroup, Inc.	2.500	09/26/2018	10,141,587
8,690,000	Citigroup, Inc.	2.050	12/07/2018	8,671,245
5,100,000	Citizens Bank NA/Providence Ri, BKNT, MTN	2.300	12/03/2018	5,091,988
5,402,000	Discover Bank	2.600	11/13/2018	5,401,145
1,317,000	Fifth Third Bancorp	4.500	06/01/2018	1,317,000
5,435,000	Fifth Third Bank, MTN	2.150	08/20/2018	5,431,639
14,129,000	Goldman Sachs Group, Inc. (The)	2.900	07/19/2018	14,141,314
5,500,000	HSBC USA, Inc.	2.000	08/07/2018	5,494,815
3,700,000	HSBC USA, Inc.	2.625	09/24/2018	3,701,890
4,615,000	Huntington National Bank (The), BKNT	2.200	11/06/2018	4,610,080
2,000,000	JPMorgan Chase Bank NA, BKNT	1.450	09/21/2018	1,994,821
4,588,000	KeyCorp, MTN	2.300	12/13/2018	4,581,588
2,431,000	Lloyds Bank PLC (United Kingdom)	2.300	11/27/2018	2,429,263
2,220,000	Morgan Stanley, GMTN	2.200	12/07/2018	2,216,829
4,000,000	MUFG Union Bank NA, BKNT	2.625	09/26/2018	4,000,144
5,300,000	National Bank of Canada, BKNT (Canada)	2.100	12/14/2018	5,292,637
3,000,000	PNC Bank NA, BKNT, MTN	1.850	07/20/2018	2,998,460
4,255,000	PNC Bank NA, BKNT	1.800	11/05/2018	4,243,109
2,550,000	PNC Bank NA, BKNT	1.700	12/07/2018	2,539,383
3,250,000	Regions Bank/Birmingham Al, BKNT	2.250	09/14/2018	3,246,789
1,655,000	Royal Bank of Canada, GMTN (Canada)	1.500	06/07/2018	1,654,883
9,517,000	Royal Bank of Canada, GMTN (Canada)	2.200	07/27/2018	9,514,451
8,643,000	Royal Bank of Canada, GMTN (Canada)	1.800	07/30/2018	8,636,201
7,556,000	Royal Bank of Canada (Canada)	2.000	10/01/2018	7,544,910
6,969,000	Royal Bank of Canada, GMTN (Canada)	2.000	12/10/2018	6,955,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$5,943,000	Santander UK PLC (United Kingdom)	3.050%	08/23/2018	$5,952,015
4,074,000	Santander UK PLC, GMTN (United Kingdom)	2.000	08/24/2018	4,070,711
2,100,000	Sumitomo Mitsui Banking Corp. (Japan)	2.500	07/19/2018	2,100,382
5,525,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	1.950	07/23/2018	5,521,909
2,305,000	Sumitomo Mitsui Banking Corp. (Japan)	1.762	10/19/2018	2,299,307
6,441,000	SunTrust Banks, Inc.	2.350	11/01/2018	6,436,056
9,005,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.750	07/23/2018	8,998,890
5,146,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.450	09/06/2018	5,133,257
7,566,000	Toronto-Dominion Bank (The), GMTN (Canada)	2.625	09/10/2018	7,571,025
4,902,000	U.S. Bancorp, MTN	1.950	11/15/2018	4,891,705
3,600,000	Wells Fargo Bank NA, MTN	1.800	11/28/2018	3,589,174

				252,628,604

	Beverages—2.4%
4,936,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	2.200	08/01/2018	4,934,069
7,180,000	Coca-Cola Co. (The)	1.650	11/01/2018	7,158,877
1,100,000	Coca-Cola Femsa SAB de CV (Mexico)	2.375	11/26/2018	1,099,367
6,565,000	PepsiCo, Inc.	5.000	06/01/2018	6,565,000

				19,757,313

	Biotechnology—0.9%
1,421,000	Amgen, Inc.	6.150	06/01/2018	1,421,000
6,039,000	Gilead Sciences, Inc.	1.850	09/04/2018	6,032,188

				7,453,188

	Chemicals—0.7%
5,567,000	E.I. du Pont de Nemours & Co.	6.000	07/15/2018	5,589,457

	Commercial Services—0.6%
5,006,000	Total System Services, Inc.	2.375	06/01/2018	5,006,000

	Computers—3.1%
14,188,000	Hewlett Packard Enterprise Co.	2.850	10/05/2018	14,202,335
8,450,000	International Business Machines Corp.	7.625	10/15/2018	8,620,793
2,622,000	Seagate HDD Cayman	3.750	11/15/2018	2,629,003

				25,452,131

	Cosmetics/Personal Care—0.7%
6,106,000	Procter & Gamble Co. (The)	1.600	11/15/2018	6,089,095

	Diversified Financial Services—3.6%
2,459,000	Air Lease Corp.	2.625	09/04/2018	2,458,605
7,367,000	American Express Credit Corp.	2.125	07/27/2018	7,365,776
4,695,000	American Express Credit Corp., MTN	1.800	07/31/2018	4,690,371
3,863,000	American Express Credit Corp., MTN	1.875	11/05/2018	3,853,645
2,032,000	Associates Corp. of North America	6.950	11/01/2018	2,068,776
2,597,000	Bear Stearns Cos. LLC (The)	4.650	07/02/2018	2,602,100
2,500,000	Capital One Bank USA NA, BKNT	2.150	11/21/2018	2,495,530
4,014,000	National Rural Utilities Cooperative Finance Corp.	10.375	11/01/2018	4,139,910

				29,674,713

	Electric—4.8%
3,504,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/2018	3,583,562
1,829,000	Dominion Energy, Inc.	1.900	06/15/2018	1,828,724
3,848,000	Dominion Energy, Inc.	6.400	06/15/2018	3,852,780
2,008,000	Duke Energy Carolinas LLC, Series C	7.000	11/15/2018	2,046,596
2,963,000	Duke Energy Corp.	2.100	06/15/2018	2,962,810
1,752,000	Duke Energy Florida LLC	5.650	06/15/2018	1,753,727
2,885,000	Georgia Power Co.	1.950	12/01/2018	2,875,287
2,238,000	Nevada Power Co.	6.500	08/01/2018	2,252,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$2,068,000	Nextera Energy Capital Holdings, Inc.	1.649%	09/01/2018	$2,063,001
4,355,000	Oncor Electric Delivery Co. LLC	6.800	09/01/2018	4,400,131
4,861,000	Pacificorp	5.650	07/15/2018	4,878,753
1,743,000	Sempra Energy	6.150	06/15/2018	1,745,059
2,800,000	Southern Co. (The)	1.550	07/01/2018	2,798,345
2,093,000	Southern Co. (The)	2.450	09/01/2018	2,091,778

				39,133,033

	Food—1.4%
7,728,000	Kraft Heinz Foods Co.	2.000	07/02/2018	7,725,905
4,036,000	Kraft Heinz Foods Co.	6.125	08/23/2018	4,069,398

				11,795,303

	Hand/Machine Tools—0.4%
2,907,000	Stanley Black & Decker, Inc.	2.451	11/17/2018	2,904,715

	Healthcare-Products—0.8%
915,000	Abbott Laboratories	2.000	09/15/2018	913,384
3,076,000	Danaher Corp.	1.650	09/15/2018	3,070,444
2,819,000	Edwards Lifesciences Corp.	2.875	10/15/2018	2,820,668

				6,804,496

	Healthcare-Services—2.1%
6,041,000	Aetna, Inc.	1.700	06/07/2018	6,040,668
3,055,000	Anthem, Inc.	2.300	07/15/2018	3,054,233
7,925,000	UnitedHealth Group, Inc.	1.900	07/16/2018	7,922,603

				17,017,504

	Insurance—1.3%
1,931,000	Berkshire Hathaway Finance Corp.	2.000	08/15/2018	1,929,471
3,144,000	Berkshire Hathaway, Inc.	1.150	08/15/2018	3,136,863
5,144,000	MetLife, Inc., Series A	6.817	08/15/2018	5,190,722

				10,257,056

	Internet—0.1%
945,000	Expedia Group, Inc.	7.456	08/15/2018	953,698

	Investment Companies—0.5%
4,021,000	Ares Capital Corp.	4.875	11/30/2018	4,059,517

	Iron/Steel—0.2%
1,761,000	Nucor Corp.	5.850	06/01/2018	1,761,000

	Machinery-Construction & Mining—1.3%
1,838,000	Caterpillar Financial Services Corp., GMTN	1.700	06/16/2018	1,837,569
1,645,000	Caterpillar Financial Services Corp., MTN	7.050	10/01/2018	1,668,429
7,000,000	Caterpillar Financial Services Corp., GMTN	1.800	11/13/2018	6,979,417

				10,485,415

	Machinery-Diversified—1.7%
2,570,000	John Deere Capital Corp., MTN	1.600	07/13/2018	2,567,654
2,080,000	John Deere Capital Corp., MTN	1.750	08/10/2018	2,077,244
2,721,000	John Deere Capital Corp., MTN	5.750	09/10/2018	2,744,622
2,853,000	John Deere Capital Corp., MTN	1.950	12/13/2018	2,849,087
4,050,000	Roper Technologies, Inc.	2.050	10/01/2018	4,045,598

				14,284,205

	Media—2.2%
2,011,000	Historic Tw, Inc.	6.875	06/15/2018	2,013,831
11,657,000	Time Warner Cable LLC	6.750	07/01/2018	11,690,313
4,549,000	Walt Disney Co. (The), GMTN	1.500	09/17/2018	4,538,066

				18,242,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas—6.4%
$5,792,000	BP Capital Markets PLC (United Kingdom)	2.241%	09/26/2018	$5,788,482
7,486,000	Chevron Corp.	1.718	06/24/2018	7,484,341
8,803,000	Chevron Corp.	1.790	11/16/2018	8,778,622
8,599,000	Shell International Finance BV (Netherlands)	1.900	08/10/2018	8,592,224
7,805,000	Shell International Finance BV (Netherlands)	1.625	11/10/2018	7,779,274
7,792,000	Shell International Finance BV (Netherlands)	2.000	11/15/2018	7,778,795
5,989,000	Total Capital SA (France)	2.125	08/10/2018	5,991,400

				52,193,138

	Pharmaceuticals—6.0%
5,161,000	Abbvie, Inc.	2.000	11/06/2018	5,148,793
5,023,000	AstraZeneca PLC (United Kingdom)	1.750	11/16/2018	5,006,198
2,288,000	Cardinal Health, Inc.	1.950	06/15/2018	2,287,391
13,590,000	CVS Health Corp.	1.900	07/20/2018	13,580,787
6,708,000	CVS Health Corp.	2.250	12/05/2018	6,696,621
3,910,000	Johnson & Johnson	5.150	07/15/2018	3,923,271
2,744,000	Johnson & Johnson	1.650	12/05/2018	2,735,678
5,984,000	Pfizer, Inc.	1.200	06/01/2018	5,984,000
3,220,000	Pfizer, Inc.	1.500	06/15/2018	3,219,500
850,000	Pharmacia LLC	6.500	12/01/2018	866,517

				49,448,756

	Pipelines—2.0%
4,190,000	Energy Transfer Partners LP	2.500	06/15/2018	4,190,126
3,282,000	Energy Transfer Partners LP	6.700	07/01/2018	3,291,414
2,286,000	Mplx LP	5.500	02/15/2023	2,340,315
2,115,000	Spectra Energy Partners LP	2.950	09/25/2018	2,116,055
4,754,000	Transcanada Pipelines Ltd. (Canada)	6.500	08/15/2018	4,791,629

				16,729,539

	Retail—2.4%
3,579,000	Best Buy Co., Inc.	5.000	08/01/2018	3,590,395
7,534,000	Home Depot, Inc. (The)	2.250	09/10/2018	7,534,972
5,067,000	McDonald’s Corp., MTN	2.100	12/07/2018	5,058,325
3,500,000	Walmart, Inc.	1.950	12/15/2018	3,491,730

				19,675,422

	Semiconductors—0.6%
2,528,000	Altera Corp.	2.500	11/15/2018	2,534,697
2,021,000	Maxim Integrated Products, Inc.	2.500	11/15/2018	2,019,034

				4,553,731

	Software—2.6%
5,032,000	Fidelity National Information Services, Inc.	2.850	10/15/2018	5,041,359
9,693,000	Microsoft Corp.	1.300	11/03/2018	9,653,694
6,182,000	Microsoft Corp.	1.625	12/06/2018	6,162,248

				20,857,301

	Telecommunications—3.1%
9,184,000	AT&T, Inc.	2.375	11/27/2018	9,182,630
6,476,000	Cisco Systems, Inc.	1.650	06/15/2018	6,475,170
4,500,000	Deutsche Telekom International Finance BV (Germany)	6.750	08/20/2018	4,539,202
3,261,000	Telecom Italia Capital SA (Italy)	6.999	06/04/2018	3,261,000
1,991,000	Vodafone Group PLC (United Kingdom)	4.625	07/15/2018	1,995,625

				25,453,627

	Total Corporate Bonds (Cost $756,483,768)			755,631,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco BulletShares 2018 Corporate Bond ETF (BSCI) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—10.1%
82,398,377	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(a) (Cost $82,398,377)	$82,398,377

	Total Investments in Securities (Cost $838,882,145)—102.3%	838,029,463
	Other assets less liabilities—(2.3)%	(19,094,051)

	Net Assets—100.0%	$818,935,412

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.4%
	Advertising—0.1%
$1,459,000	Omnicom Group, Inc. / Omnicom Capital, Inc.	6.250%	07/15/2019	$1,511,566

	Aerospace/Defense—1.1%
1,376,000	Boeing Capital Corp.	4.700	10/27/2019	1,416,169
1,885,000	Boeing Co. (The)	6.000	03/15/2019	1,933,361
2,614,000	L3 Technologies, Inc.	5.200	10/15/2019	2,697,868
2,697,000	Lockheed Martin Corp.	4.250	11/15/2019	2,757,402
1,314,000	Northrop Grumman Corp.	5.050	08/01/2019	1,348,544
1,750,000	United Technologies Corp.	1.500	11/01/2019	1,723,008

				11,876,352

	Agriculture—1.0%
3,347,000	Altria Group, Inc.	9.250	08/06/2019	3,594,674
2,092,000	Philip Morris International, Inc.	1.875	01/15/2019	2,083,602
1,830,000	Philip Morris International, Inc.	1.625	02/21/2019	1,817,727
1,094,000	Philip Morris International, Inc.	1.375	02/25/2019	1,086,762
1,984,000	Reynolds American, Inc. (United Kingdom)	8.125	06/23/2019	2,088,003

				10,670,768

	Auto Manufacturers—5.4%
2,410,000	American Honda Finance Corp., MTN	1.700	02/22/2019	2,401,413
3,266,000	American Honda Finance Corp., MTN	1.200	07/12/2019	3,214,873
3,004,000	American Honda Finance Corp., MTN	2.250	08/15/2019	2,988,283
3,650,000	Ford Motor Credit Co. LLC, GMTN	2.943	01/08/2019	3,654,741
3,850,000	Ford Motor Credit Co. LLC	2.375	03/12/2019	3,839,233
1,500,000	Ford Motor Credit Co. LLC	2.262	03/28/2019	1,493,270
3,700,000	Ford Motor Credit Co. LLC	2.021	05/03/2019	3,670,538
1,800,000	Ford Motor Credit Co. LLC	1.897	08/12/2019	1,776,338
3,650,000	Ford Motor Credit Co. LLC	2.597	11/04/2019	3,630,389
4,381,000	General Motors Financial Co., Inc.	3.100	01/15/2019	4,388,691
4,040,000	General Motors Financial Co., Inc.	2.400	05/09/2019	4,022,815
2,274,000	General Motors Financial Co., Inc.	3.500	07/10/2019	2,289,019
2,104,000	General Motors Financial Co., Inc.	2.350	10/04/2019	2,089,186
1,514,000	PACCAR Financial Corp., MTN	1.300	05/10/2019	1,496,567
2,201,000	Toyota Motor Credit Corp., MTN	1.700	01/09/2019	2,191,274
3,101,000	Toyota Motor Credit Corp., MTN	2.100	01/17/2019	3,092,588
3,391,000	Toyota Motor Credit Corp., GMTN	1.700	02/19/2019	3,373,090
3,116,000	Toyota Motor Credit Corp., MTN	1.400	05/20/2019	3,080,871
3,538,000	Toyota Motor Credit Corp., MTN	2.125	07/18/2019	3,527,392
3,016,000	Toyota Motor Credit Corp., MTN	1.550	10/18/2019	2,969,804

				59,190,375

	Banks—36.1%
1,100,000	Bank of America Corp.	5.490	03/15/2019	1,122,575
7,740,000	Bank of America Corp.	7.625	06/01/2019	8,101,088
10,370,000	Bank of America Corp., Series L, GMTN	2.600	01/15/2019	10,368,543
6,950,000	Bank of America Corp., Series L, GMTN	2.650	04/01/2019	6,951,169
3,538,000	Bank of Montreal, MTN (Canada)	2.375	01/25/2019	3,533,761
4,177,000	Bank of Montreal, MTN (Canada)	1.500	07/18/2019	4,123,355
2,854,000	Bank of Montreal, MTN (Canada)	2.100	12/12/2019	2,825,483
3,109,000	Bank of New York Mellon Corp. (The), MTN	2.100	01/15/2019	3,101,155
1,650,000	Bank of New York Mellon Corp. (The), MTN	2.200	03/04/2019	1,647,028
1,057,000	Bank of New York Mellon Corp. (The)	5.450	05/15/2019	1,085,231
2,842,000	Bank of New York Mellon Corp. (The), MTN	2.300	09/11/2019	2,829,579
2,311,000	Bank of New York Mellon Corp. (The), Series G	2.200	05/15/2019	2,301,355
4,396,000	Bank of Nova Scotia (The) (Canada)	1.650	06/14/2019	4,350,153
4,036,000	Bank of Nova Scotia (The) (Canada)	2.125	09/11/2019	4,010,941
2,627,000	Bank of Nova Scotia (The), BKNT (Canada)	1.950	01/15/2019	2,616,493
2,863,000	Bank of Nova Scotia (The), BKNT (Canada)	2.050	06/05/2019	2,847,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$1,400,000	Barclays Bank PLC, BKNT (United Kingdom)	6.750%	05/22/2019	$1,451,750
5,250,000	Barclays PLC (United Kingdom)	2.750	11/08/2019	5,224,097
2,436,000	BB&T Corp., MTN	2.250	02/01/2019	2,430,521
1,651,000	BB&T Corp., MTN	6.850	04/30/2019	1,712,546
1,646,000	BB&T Corp.	5.250	11/01/2019	1,700,179
2,191,000	BNP Paribas SA, MTN (France)	2.450	03/17/2019	2,187,895
3,450,000	Bpce SA, MTN (France)	2.500	07/15/2019	3,432,405
3,700,000	Branch Banking & Trust Co., BKNT	1.450	05/10/2019	3,656,015
2,643,000	Canadian Imperial Bank of Commerce (Canada)	1.600	09/06/2019	2,603,536
2,194,000	Capital One Financial Corp.	2.450	04/24/2019	2,190,114
3,400,000	Capital One NA	2.400	09/05/2019	3,378,508
3,155,000	Capital One NA, BKNT	1.850	09/13/2019	3,112,772
4,840,000	Citibank NA, BKNT	2.000	03/20/2019	4,815,674
4,781,000	Citigroup, Inc.	2.550	04/08/2019	4,775,705
3,612,000	Citigroup, Inc.	8.500	05/22/2019	3,806,061
2,746,000	Citigroup, Inc.	2.050	06/07/2019	2,724,702
4,447,000	Citigroup, Inc.	2.500	07/29/2019	4,437,826
1,900,000	Citizens Bank NA, MTN	2.450	12/04/2019	1,888,492
2,300,000	Citizens Bank NA/Providence Ri, BKNT, MTN	2.500	03/14/2019	2,296,453
4,750,000	Cooperatieve Rabobank Ua (Netherlands)	2.250	01/14/2019	4,739,211
2,400,000	Cooperatieve Rabobank Ua, BKNT (Netherlands)	1.375	08/09/2019	2,361,028
7,300,000	Credit Suisse AG/New York NY, GMTN (Switzerland)	2.300	05/28/2019	7,270,276
6,050,000	Credit Suisse AG/New York NY, GMTN (Switzerland)	5.300	08/13/2019	6,227,665
4,296,000	Deutsche Bank AG, GMTN (Germany)	2.850	05/10/2019	4,257,686
6,002,000	Deutsche Bank AG/London (Germany)	2.500	02/13/2019	5,968,055
1,610,000	Fifth Third Bancorp	2.300	03/01/2019	1,605,604
2,100,000	Fifth Third Bank/Cincinnati Oh, BKNT	2.300	03/15/2019	2,095,195
2,000,000	Fifth Third Bank/Cincinnati Oh, BKNT	2.375	04/25/2019	1,995,513
2,000,000	Fifth Third Bank/Cincinnati Oh, BKNT	1.625	09/27/2019	1,969,217
6,886,000	Goldman Sachs Group, Inc. (The)	2.625	01/31/2019	6,889,462
8,315,000	Goldman Sachs Group, Inc. (The), GMTN	7.500	02/15/2019	8,585,966
2,210,000	Goldman Sachs Group, Inc. (The)	2.000	04/25/2019	2,196,258
1,590,000	Goldman Sachs Group, Inc. (The)	1.950	07/23/2019	1,576,580
7,573,000	Goldman Sachs Group, Inc. (The)	2.550	10/23/2019	7,548,353
5,812,000	Goldman Sachs Group, Inc. (The)	2.300	12/13/2019	5,763,766
1,750,000	HSBC USA, Inc.	2.250	06/23/2019	1,740,548
2,400,000	HSBC USA, Inc.	2.375	11/13/2019	2,389,558
1,400,000	Huntington National Bank (The)	2.200	04/01/2019	1,394,608
3,799,000	JPMorgan Chase & Co.	2.350	01/28/2019	3,794,474
2,970,000	JPMorgan Chase & Co.	1.850	03/22/2019	2,952,614
8,312,000	JPMorgan Chase & Co.	6.300	04/23/2019	8,573,174
5,554,000	JPMorgan Chase & Co.	2.200	10/22/2019	5,515,860
2,800,000	JPMorgan Chase Bank NA, BKNT	1.650	09/23/2019	2,765,651
2,490,000	Keybank NA/Cleveland Oh, BKNT	2.350	03/08/2019	2,484,944
1,395,000	Keybank NA/Cleveland Oh, BKNT	1.600	08/22/2019	1,375,686
1,900,000	Keybank NA/Cleveland Oh, BKNT	2.500	12/15/2019	1,889,456
2,500,000	Manufacturers & Traders Trust Co., BKNT	2.300	01/30/2019	2,495,703
2,243,000	Manufacturers & Traders Trust Co., BKNT	2.250	07/25/2019	2,226,727
5,189,000	Morgan Stanley, GMTN	2.500	01/24/2019	5,185,388
5,282,000	Morgan Stanley, GMTN	2.450	02/01/2019	5,272,954
8,864,000	Morgan Stanley, GMTN	7.300	05/13/2019	9,229,924
6,641,000	Morgan Stanley, GMTN	2.375	07/23/2019	6,615,260
9,700,000	Morgan Stanley, GMTN	5.625	09/23/2019	10,046,985
1,400,000	MUFG Union Bank NA, BKNT	2.250	05/06/2019	1,394,838
1,918,000	National City Corp.	6.875	05/15/2019	1,992,418
3,350,000	PNC Bank NA, BKNT	2.200	01/28/2019	3,342,303
2,500,000	PNC Bank NA, BKNT	1.950	03/04/2019	2,488,917
2,600,000	PNC Bank NA, BKNT	2.250	07/02/2019	2,588,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$2,700,000	PNC Bank NA, BKNT	1.450%	07/29/2019	$2,660,781
1,855,000	PNC Financial Services Group, Inc. (The)	6.700	06/10/2019	1,929,126
2,706,000	Royal Bank of Canada, GMTN (Canada)	2.150	03/15/2019	2,696,706
3,702,000	Royal Bank of Canada, GMTN (Canada)	1.625	04/15/2019	3,669,581
4,971,000	Royal Bank of Canada, GMTN (Canada)	1.500	07/29/2019	4,909,921
5,277,000	Royal Bank of Canada (Canada)	2.200	09/23/2019	5,245,484
1,700,000	Royal Bank of Scotland Group PLC, GMTN (United Kingdom)	6.400	10/21/2019	1,772,446
2,772,000	Santander Holdings USA, Inc.	2.700	05/24/2019	2,759,350
5,297,000	Santander UK PLC (United Kingdom)	2.500	03/14/2019	5,290,203
3,343,000	Santander UK PLC (United Kingdom)	2.350	09/10/2019	3,325,776
2,254,000	Skandinaviska Enskilda Banken AB (Sweden)	1.500	09/13/2019	2,216,577
2,500,000	Sumitomo Mitsui Banking Corp. (Japan)	2.450	01/10/2019	2,497,434
2,500,000	Sumitomo Mitsui Banking Corp. (Japan)	1.966	01/11/2019	2,490,281
1,900,000	Sumitomo Mitsui Banking Corp. (Japan)	2.050	01/18/2019	1,893,866
2,500,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	2.250	07/11/2019	2,485,090
2,167,000	SunTrust Banks, Inc.	2.500	05/01/2019	2,162,487
4,000,000	Svenska Handelsbanken AB (Sweden)	2.500	01/25/2019	3,997,602
2,600,000	Svenska Handelsbanken AB, GMTN (Sweden)	2.250	06/17/2019	2,587,220
2,700,000	Svenska Handelsbanken AB, BKNT, MTN (Sweden)	1.500	09/06/2019	2,662,422
4,228,000	Toronto-Dominion Bank (The), MTN (Canada)	1.950	01/22/2019	4,212,406
3,070,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.450	08/13/2019	3,027,346
4,150,000	Toronto-Dominion Bank (The), MTN (Canada)	2.250	11/05/2019	4,128,405
3,999,000	Toronto-Dominion Bank (The), BKNT, GMTN (Canada)	2.125	07/02/2019	3,980,656
4,725,000	U.S. Bank NA, BKNT	2.125	10/28/2019	4,690,452
6,650,000	UBS AG/Stamford Ct, GMTN (Switzerland)	2.375	08/14/2019	6,620,244
3,270,000	US Bancorp, MTN	2.200	04/25/2019	3,259,950
3,400,000	US Bank NA/Cincinnati Oh, BKNT	1.400	04/26/2019	3,365,795
4,042,000	Wells Fargo & Co.	2.150	01/15/2019	4,031,308
4,898,000	Wells Fargo & Co.	2.125	04/22/2019	4,871,484
7,700,000	Wells Fargo Bank NA	1.750	05/24/2019	7,630,548
7,500,000	Wells Fargo Bank NA, BKNT, MTN	2.150	12/06/2019	7,428,852

				392,946,557

	Beverages—1.5%
2,904,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	6.875	11/15/2019	3,070,942
2,866,000	Coca-Cola Co. (The)	1.375	05/30/2019	2,832,962
1,851,000	Molson Coors Brewing Co.	1.450	07/15/2019	1,821,931
2,144,000	PepsiCo, Inc.	2.250	01/07/2019	2,140,429
1,849,000	PepsiCo, Inc.	1.500	02/22/2019	1,835,144
2,145,000	PepsiCo, Inc.	1.550	05/02/2019	2,127,951
2,284,000	PepsiCo, Inc.	1.350	10/04/2019	2,248,063

				16,077,422

	Biotechnology—1.1%
2,581,000	Amgen, Inc.	5.700	02/01/2019	2,629,552
1,833,000	Amgen, Inc.	1.900	05/10/2019	1,818,288
4,148,000	Amgen, Inc.	2.200	05/22/2019	4,129,177
1,432,000	Celgene Corp.	2.250	05/15/2019	1,425,475
2,086,000	Gilead Sciences, Inc.	2.050	04/01/2019	2,077,798

				12,080,290

	Chemicals—1.6%
5,726,000	Dow Chemical Co. (The)	8.550	05/15/2019	6,030,607
1,184,000	E.I. du Pont de Nemours & Co.	5.750	03/15/2019	1,211,030
4,800,000	LyondellBasell Industries NV	5.000	04/15/2019	4,869,064
1,537,000	Monsanto Co.	2.125	07/15/2019	1,525,898
784,000	Nutrien Ltd. (Canada)	6.750	01/15/2019	803,791
1,244,000	Nutrien Ltd. (Canada)	6.500	05/15/2019	1,281,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$1,996,000	Praxair, Inc.	4.500%	08/15/2019	$2,040,201

				17,761,656

	Commercial Services—0.1%
805,000	Princeton University	4.950	03/01/2019	820,274

	Computers—2.2%
1,318,000	Apple, Inc.	1.550	02/08/2019	1,310,097
2,684,000	Apple, Inc.	1.700	02/22/2019	2,673,430
5,552,000	Apple, Inc.	2.100	05/06/2019	5,538,563
2,971,000	Apple, Inc.	1.100	08/02/2019	2,926,740
2,200,000	International Business Machines Corp.	1.950	02/12/2019	2,194,304
1,900,000	International Business Machines Corp.	1.875	05/15/2019	1,888,284
5,600,000	International Business Machines Corp.	1.800	05/17/2019	5,561,518
1,964,000	International Business Machines Corp.	8.375	11/01/2019	2,115,645

				24,208,581

	Cosmetics/Personal Care—0.9%
1,118,000	Colgate-Palmolive Co., MTN	1.750	03/15/2019	1,111,749
2,087,000	Procter & Gamble Co. (The)	1.900	11/01/2019	2,069,423
2,200,000	Unilever Capital Corp. (United Kingdom)	4.800	02/15/2019	2,233,228
4,800,000	Unilever Capital Corp. (United Kingdom)	2.200	03/06/2019	4,790,036

				10,204,436

	Diversified Financial Services—4.3%
3,180,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	3.750	05/15/2019	3,203,570
1,953,000	Air Lease Corp.	3.375	01/15/2019	1,958,560
1,788,000	American Express Co.	8.125	05/20/2019	1,879,034
3,676,000	American Express Credit Corp.	2.125	03/18/2019	3,662,808
4,074,000	American Express Credit Corp., MTN	1.875	05/03/2019	4,044,745
4,364,000	American Express Credit Corp., GMTN	2.250	08/15/2019	4,343,194
2,093,000	American Express Credit Corp., MTN	1.700	10/30/2019	2,064,704
2,674,000	BlackRock, Inc., Series 2	5.000	12/10/2019	2,764,929
2,000,000	Capital One Bank USA NA, BKNT	2.300	06/05/2019	1,990,201
2,692,000	International Lease Finance Corp.	5.875	04/01/2019	2,751,295
4,507,000	International Lease Finance Corp.	6.250	05/15/2019	4,645,867
2,136,000	Jefferies Group LLC	8.500	07/15/2019	2,260,784
1,187,000	Mastercard, Inc.	2.000	04/01/2019	1,182,134
2,904,000	Nomura Holdings, Inc., GMTN (Japan)	2.750	03/19/2019	2,903,257
2,694,000	Synchrony Financial	2.600	01/15/2019	2,690,053
2,946,000	Synchrony Financial	3.000	08/15/2019	2,946,641
1,508,000	TD Ameritrade Holding Corp.	5.600	12/01/2019	1,566,665

				46,858,441

	Electric—2.7%
1,648,000	Arizona Public Service Co.	8.750	03/01/2019	1,719,421
1,615,000	Consumers Energy Co.	6.700	09/15/2019	1,693,475
1,407,000	Dominion Energy, Inc.	5.200	08/15/2019	1,442,122
1,968,000	Dominion Energy, Inc.	2.500	12/01/2019	1,954,142
1,429,000	Dominion Energy, Inc., Series B	1.600	08/15/2019	1,405,850
1,540,000	Duke Energy Corp.	5.050	09/15/2019	1,580,083
1,685,000	Duke Energy Progress LLC	5.300	01/15/2019	1,711,621
1,318,000	Emera US Finance LP (Canada)	2.150	06/15/2019	1,304,663
1,561,000	Entergy Texas, Inc.	7.125	02/01/2019	1,604,264
1,685,000	Exelon Generation Co. LLC	5.200	10/01/2019	1,734,330
1,215,000	Georgia Power Co.	4.250	12/01/2019	1,239,744
1,438,000	Midamerican Energy Co.	2.400	03/15/2019	1,435,668
1,313,000	Nevada Power Co.	7.125	03/15/2019	1,356,717
1,329,000	Nextera Energy Capital Holdings, Inc.	2.300	04/01/2019	1,324,577
1,506,000	Sempra Energy	9.800	02/15/2019	1,578,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$1,429,000	Sempra Energy	1.625%	10/07/2019	$1,403,793
2,766,000	Southern Co. (The)	1.850	07/01/2019	2,739,592
1,751,000	Southern Power Co., Series D	1.950	12/15/2019	1,725,060

				28,953,806

	Electrical Components & Equipment—0.1%
1,386,000	Emerson Electric Co.	4.875	10/15/2019	1,425,792

	Electronics—0.6%
1,882,000	Amphenol Corp.	2.550	01/30/2019	1,882,427
3,630,000	Honeywell International, Inc.	1.400	10/30/2019	3,573,289
986,000	Keysight Technologies, Inc.	3.300	10/30/2019	984,963

				6,440,679

	Environmental Control—0.2%
1,587,000	Republic Services, Inc.	5.500	09/15/2019	1,641,368

	Food—1.3%
3,554,000	General Mills, Inc.	5.650	02/15/2019	3,628,165
1,636,000	General Mills, Inc.	2.200	10/21/2019	1,620,682
1,497,000	Kellogg Co.	4.150	11/15/2019	1,524,360
1,268,000	Kroger Co. (The)	2.300	01/15/2019	1,266,515
1,511,000	Kroger Co. (The), GMTN	1.500	09/30/2019	1,483,156
1,652,000	SYSCO Corp.	1.900	04/01/2019	1,642,339
2,375,000	Tyson Foods, Inc.	2.650	08/15/2019	2,371,252

				13,536,469

	Healthcare-Products—1.8%
8,256,000	Abbott Laboratories	2.350	11/22/2019	8,213,787
2,145,000	Becton Dickinson And Co.	2.133	06/06/2019	2,127,586
2,936,000	Becton Dickinson And Co.	2.675	12/15/2019	2,921,552
2,672,000	Medtronic Global Holdings Sca	1.700	03/28/2019	2,655,718
2,210,000	Stryker Corp.	2.000	03/08/2019	2,199,950
1,086,000	Zimmer Biomet Holdings, Inc.	4.625	11/30/2019	1,111,121

				19,229,714

	Healthcare-Services—1.3%
1,965,000	Anthem, Inc.	2.250	08/15/2019	1,951,186
4,406,000	HCA, Inc.	3.750	03/15/2019	4,439,045
1,624,000	HCA, Inc.	4.250	10/15/2019	1,644,300
1,318,000	UnitedHealth Group, Inc.	1.700	02/15/2019	1,310,893
1,531,000	UnitedHealth Group, Inc.	1.625	03/15/2019	1,520,096
2,862,000	UnitedHealth Group, Inc.	2.300	12/15/2019	2,845,731

				13,711,251

	Home Builders—0.3%
3,358,000	D.R. Horton, Inc.	3.750	03/01/2019	3,371,639

	Insurance—1.5%
2,494,000	American International Group, Inc.	2.300	07/16/2019	2,479,826
3,317,000	Berkshire Hathaway Finance Corp.	1.700	03/15/2019	3,300,657
2,622,000	Berkshire Hathaway Finance Corp.	1.300	08/15/2019	2,587,580
2,631,000	Berkshire Hathaway, Inc.	2.100	08/14/2019	2,620,625
1,538,000	Chubb Ina Holdings, Inc.	5.900	06/15/2019	1,586,102
2,318,000	Prudential Financial, Inc., Series D, MTN	7.375	06/15/2019	2,425,173
1,386,000	Travelers Cos., Inc. (The)	5.900	06/02/2019	1,430,992

				16,430,955

	Internet—0.6%
2,888,000	Amazon.com, Inc.	2.600	12/05/2019	2,890,675
3,604,000	eBay, Inc.	2.200	08/01/2019	3,578,291

				6,468,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Lodging—0.2%
$1,957,000	Marriott International, Inc.	3.000%	03/01/2019	$1,960,874

	Machinery-Construction & Mining—1.0%
3,009,000	Caterpillar Financial Services Corp., MTN	7.150	02/15/2019	3,102,661
1,730,000	Caterpillar Financial Services Corp., MTN	1.900	03/22/2019	1,722,307
2,296,000	Caterpillar Financial Services Corp., MTN	1.350	05/18/2019	2,268,845
2,369,000	Caterpillar Financial Services Corp., MTN	2.100	06/09/2019	2,358,769
1,385,000	Caterpillar Financial Services Corp., GMTN	2.250	12/01/2019	1,376,070

				10,828,652

	Machinery-Diversified—0.9%
2,198,000	Deere & Co.	4.375	10/16/2019	2,243,183
1,879,000	John Deere Capital Corp., MTN	1.950	01/08/2019	1,871,008
1,437,000	John Deere Capital Corp., GMTN	2.250	04/17/2019	1,432,350
1,641,000	John Deere Capital Corp., MTN	2.300	09/16/2019	1,633,197
1,504,000	John Deere Capital Corp., MTN	1.250	10/09/2019	1,474,541
1,541,000	Roper Technologies, Inc.	6.250	09/01/2019	1,604,473

				10,258,752

	Media—2.3%
1,537,000	21st Century Fox America, Inc.	6.900	03/01/2019	1,584,964
1,786,000	CBS Corp.	2.300	08/15/2019	1,772,275
1,688,000	Comcast Corp.	5.700	07/01/2019	1,740,469
1,022,000	Discovery Communications LLC	5.625	08/15/2019	1,054,093
881,000	Discovery Communications LLC(a)	2.750	11/15/2019	878,188
1,593,000	Thomson Reuters Corp. (Canada)	4.700	10/15/2019	1,627,838
3,371,000	Time Warner Cable LLC	8.750	02/14/2019	3,503,798
5,052,000	Time Warner Cable LLC	8.250	04/01/2019	5,272,751
1,435,000	Time Warner, Inc.	2.100	06/01/2019	1,424,624
1,886,000	Viacom, Inc.	5.625	09/15/2019	1,946,883
1,193,000	Walt Disney Co. (The), GMTN	5.500	03/15/2019	1,220,768
2,295,000	Walt Disney Co. (The), GMTN	1.850	05/30/2019	2,280,611
1,094,000	Walt Disney Co. (The), GMTN	0.875	07/12/2019	1,075,513

				25,382,775

	Mining—0.2%
1,741,000	Newmont Mining Corp.	5.125	10/01/2019	1,786,658

	Miscellaneous Manufacturing—0.9%
2,201,000	3M Co., MTN	1.625	06/15/2019	2,181,984
3,525,000	General Electric Co., GMTN	6.000	08/07/2019	3,660,178
1,844,000	Illinois Tool Works, Inc.	1.950	03/01/2019	1,837,760
2,170,000	Illinois Tool Works, Inc.	6.250	04/01/2019	2,236,579

				9,916,501

	Office/Business Equipment—0.2%
675,000	Xerox Corp.	2.750	03/15/2019	673,602
1,812,000	Xerox Corp.	5.625	12/15/2019	1,867,609

				2,541,211

	Oil & Gas—7.1%
1,587,000	Anadarko Petroleum Corp.	8.700	03/15/2019	1,655,887
3,135,000	Antero Resources Corp.	5.125	12/01/2022	3,166,350
2,108,000	Antero Resources Corp.	5.625	06/01/2023	2,150,160
3,052,000	BP Capital Markets PLC (United Kingdom)	4.750	03/10/2019	3,101,718
2,187,000	BP Capital Markets PLC (United Kingdom)	1.676	05/03/2019	2,168,260
3,077,000	BP Capital Markets PLC (United Kingdom)	2.237	05/10/2019	3,066,141
3,384,000	Cenovus Energy, Inc. (Canada)	5.700	10/15/2019	3,482,261
1,418,000	Chevron Corp.	1.686	02/28/2019	1,409,696
4,411,000	Chevron Corp.	4.950	03/03/2019	4,491,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$3,628,000	Chevron Corp.	1.561%	05/16/2019	$3,595,378
1,941,000	Chevron Corp.	2.193	11/15/2019	1,929,183
6,241,000	Continental Resources, Inc./Ok	5.000	09/15/2022	6,342,935
1,618,000	Encana Corp. (Canada)	6.500	05/15/2019	1,668,110
2,600,000	EOG Resources, Inc.	5.625	06/01/2019	2,668,866
1,943,000	Equities Corp.	8.125	06/01/2019	2,037,493
3,290,000	Exxon Mobil Corp.	1.708	03/01/2019	3,274,559
5,472,000	Exxon Mobil Corp.	1.819	03/15/2019	5,444,065
2,384,000	Husky Energy, Inc. (Canada)	7.250	12/15/2019	2,532,040
1,588,000	Murphy Oil Corp.	6.875	08/15/2024	1,687,250
4,828,000	Shell International Finance BV (Netherlands)	1.375	05/10/2019	4,776,812
2,979,000	Shell International Finance BV (Netherlands)	1.375	09/12/2019	2,935,007
5,633,000	Shell International Finance BV (Netherlands)	4.300	09/22/2019	5,762,797
2,087,000	Total Capital International SA (France)	2.125	01/10/2019	2,081,432
2,620,000	Total Capital International SA (France)	2.100	06/19/2019	2,606,992
2,503,000	Valero Energy Corp.	9.375	03/15/2019	2,629,173

				76,663,805

	Pharmaceuticals—5.5%
1,522,000	Allergan Funding Scs	2.450	06/15/2019	1,512,994
2,846,000	AstraZeneca PLC (United Kingdom)	1.950	09/18/2019	2,821,668
2,166,000	Bristol-Myers Squibb Co.	1.600	02/27/2019	2,149,574
1,302,000	Bristol-Myers Squibb Co.	1.750	03/01/2019	1,293,777
2,672,000	Cardinal Health, Inc.	1.948	06/14/2019	2,651,081
2,569,000	CVS Health Corp.	2.250	08/12/2019	2,552,186
1,618,000	Eli Lilly & Co	1.950	03/15/2019	1,610,553
2,936,000	Express Scripts Holding Co.	2.250	06/15/2019	2,919,246
1,746,000	Johnson & Johnson	1.125	03/01/2019	1,730,218
2,798,000	Johnson & Johnson	1.875	12/05/2019	2,772,131
2,947,000	McKesson Corp.	2.284	03/15/2019	2,938,787
1,747,000	Mead Johnson Nutrition Co. (United Kingdom)	4.900	11/01/2019	1,797,363
3,322,000	Merck Sharp & Dohme Corp.	5.000	06/30/2019	3,406,433
2,502,000	Mylan NV	2.500	06/07/2019	2,486,696
8,598,000	Novartis Securities Investment Ltd. (Switzerland)	5.125	02/10/2019	8,743,792
3,985,000	Pfizer, Inc.	2.100	05/15/2019	3,969,466
2,206,000	Pfizer, Inc.	1.450	06/03/2019	2,182,730
2,752,000	Pfizer, Inc.	1.700	12/15/2019	2,715,212
9,261,000	Shire Acquisitions Investments Ireland Dac	1.900	09/23/2019	9,134,408

				59,388,315

	Pipelines—2.1%
2,137,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp.	5.500	10/15/2019	2,194,592
1,174,000	Enbridge Energy Partners LP	9.875	03/01/2019	1,233,946
2,083,000	Enterprise Products Operating LLC	2.550	10/15/2019	2,075,192
1,792,000	Enterprise Products Operating LLC, Series N	6.500	01/31/2019	1,834,702
2,523,000	Kinder Morgan Energy Partners LP	2.650	02/01/2019	2,515,980
1,866,000	Kinder Morgan Energy Partners LP	9.000	02/01/2019	1,939,476
4,129,000	Kinder Morgan, Inc.	3.050	12/01/2019	4,133,420
1,654,000	Magellan Midstream Partners LP	6.550	07/15/2019	1,717,873
1,770,000	Oneok Partners LP	8.625	03/01/2019	1,844,046
1,618,000	Plains All American Pipeline LP / Paa Finance Corp.	2.600	12/15/2019	1,605,894
2,044,000	Transcanada Pipelines Ltd. (Canada)	7.125	01/15/2019	2,098,075

				23,193,196

	REITs—1.2%
2,918,000	American Tower Corp.	3.400	02/15/2019	2,931,475
1,909,000	Boston Properties LP	5.875	10/15/2019	1,972,117
1,501,000	MPT Operating Partnership LP/MPT Finance Corp.	6.375	03/01/2024	1,583,555
2,778,000	Simon Property Group LP	2.200	02/01/2019	2,770,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs (continued)
$1,738,000	Welltower, Inc.	4.125%	04/01/2019	$1,751,414
1,599,000	Weyerhaeuser Co.	7.375	10/01/2019	1,687,489

				12,696,701

	Retail—1.2%
3,940,000	Costco Wholesale Corp.	1.700	12/15/2019	3,892,275
3,049,000	Home Depot, Inc. (The)	2.000	06/15/2019	3,033,827
2,600,000	Target Corp.	2.300	06/26/2019	2,594,348
3,760,000	Walgreens Boots Alliance, Inc.	2.700	11/18/2019	3,756,394

				13,276,844

	Semiconductors—0.7%
3,348,000	Qualcomm, Inc.	1.850	05/20/2019	3,348,693
1,637,000	Texas Instruments, Inc.	1.650	08/03/2019	1,620,258
2,528,000	Xilinx, Inc.	2.125	03/15/2019	2,519,908

				7,488,859

	Software—2.5%
2,188,000	CA, Inc.	5.375	12/01/2019	2,262,149
2,894,000	Microsoft Corp.	4.200	06/01/2019	2,944,204
6,908,000	Microsoft Corp.	1.100	08/08/2019	6,803,241
4,049,000	Oracle Corp.	2.375	01/15/2019	4,049,620
4,970,000	Oracle Corp.	5.000	07/08/2019	5,104,631
5,704,000	Oracle Corp.	2.250	10/08/2019	5,684,982

				26,848,827

	Telecommunications—5.7%
800,000	America Movil SAB de CV (Mexico)	5.000	10/16/2019	821,888
6,243,000	AT&T, Inc.	5.800	02/15/2019	6,374,984
6,834,000	AT&T, Inc.	2.300	03/11/2019	6,812,788
2,595,000	AT&T, Inc.	5.875	10/01/2019	2,696,234
2,000,000	British Telecommunications PLC (United Kingdom)	2.350	02/14/2019	1,993,518
6,264,000	Cisco Systems, Inc.	4.950	02/15/2019	6,369,207
2,770,000	Cisco Systems, Inc.	1.600	02/28/2019	2,753,551
5,164,000	Cisco Systems, Inc.	2.125	03/01/2019	5,150,974
3,955,000	Cisco Systems, Inc.	1.400	09/20/2019	3,895,119
1,800,000	Deutsche Telekom International Finance BV (Germany)	6.000	07/08/2019	1,862,037
5,765,000	Hughes Satellite Systems Corp.	6.500	06/15/2019	5,966,775
2,174,000	Orange SA (France)	2.750	02/06/2019	2,175,745
3,467,000	Orange SA (France)	5.375	07/08/2019	3,563,797
3,297,000	Orange SA (France)	1.625	11/03/2019	3,240,257
2,130,000	Telecom Italia Capital SA (Italy)	7.175	06/18/2019	2,210,940
2,645,000	Telefonica Emisiones SAU (Spain)	5.877	07/15/2019	2,730,668
3,361,000	Vodafone Group PLC (United Kingdom)	5.450	06/10/2019	3,455,430

				62,073,912

	Transportation—0.9%
2,027,000	Burlington Northern Santa Fe LLC	4.700	10/01/2019	2,079,355
1,609,000	Canadian National Railway Co. (Canada)	5.550	03/01/2019	1,640,583
2,158,000	FedEx Corp.	8.000	01/15/2019	2,228,585
1,507,000	Norfolk Southern Corp.	5.900	06/15/2019	1,554,259
2,609,000	United Parcel Service, Inc.	5.125	04/01/2019	2,665,608

				10,168,390

	Total Corporate Bonds (Cost $1,076,442,468)			1,069,891,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—0.8%
8,345,466	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $8,345,466)	$8,345,466

	Total Investments in Securities (Cost $1,084,787,934)—99.2%	1,078,237,095
	Other assets less liabilities—0.8%	8,938,734

	Net Assets—100.0%	$1,087,175,829

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.1%
	Advertising—0.3%
$2,841,000	Omnicom Group, Inc. / Omnicom Capital, Inc.	4.450%	08/15/2020	$2,924,541

	Aerospace/Defense—1.9%
2,684,000	Arconic, Inc.	6.150	08/15/2020	2,815,113
2,213,000	Boeing Co. (The)	4.875	02/15/2020	2,294,594
2,773,000	L3 Technologies, Inc.	4.750	07/15/2020	2,870,553
3,332,000	Lockheed Martin Corp.	2.500	11/23/2020	3,296,209
1,073,000	Raytheon Co.	4.400	02/15/2020	1,103,524
3,064,000	Raytheon Co.	3.125	10/15/2020	3,087,696
3,171,000	United Technologies Corp.	4.500	04/15/2020	3,267,728
2,731,000	United Technologies Corp.	1.900	05/04/2020	2,683,018

				21,418,435

	Agriculture—1.3%
3,067,000	Altria Group, Inc.	2.625	01/14/2020	3,058,496
1,243,000	Bunge Ltd. Finance Corp.	3.500	11/24/2020	1,244,999
2,969,000	Philip Morris International, Inc.	2.000	02/21/2020	2,928,983
2,959,000	Philip Morris International, Inc.	4.500	03/26/2020	3,048,695
2,137,000	Reynolds American, Inc. (United Kingdom)	6.875	05/01/2020	2,280,481
2,637,000	Reynolds American, Inc. (United Kingdom)	3.250	06/12/2020	2,640,575

				15,202,229

	Airlines—0.4%
3,059,000	Delta Air Lines, Inc.	2.875	03/13/2020	3,043,650
1,342,000	Southwest Airlines Co.	2.650	11/05/2020	1,330,983

				4,374,633

	Auto Manufacturers—3.6%
2,226,000	American Honda Finance Corp., MTN	2.000	02/14/2020	2,195,907
2,673,000	American Honda Finance Corp., MTN	2.450	09/24/2020	2,647,779
3,500,000	Ford Motor Credit Co. LLC	2.681	01/09/2020	3,478,178
4,100,000	Ford Motor Credit Co. LLC	8.125	01/15/2020	4,416,285
1,350,000	Ford Motor Credit Co. LLC	2.459	03/27/2020	1,330,731
1,800,000	Ford Motor Credit Co. LLC	2.425	06/12/2020	1,772,225
3,200,000	Ford Motor Credit Co. LLC	3.157	08/04/2020	3,189,624
2,670,000	General Motors Financial Co., Inc.	3.150	01/15/2020	2,671,880
2,760,000	General Motors Financial Co., Inc.	2.650	04/13/2020	2,734,138
4,953,000	General Motors Financial Co., Inc.	3.200	07/13/2020	4,944,908
2,819,000	General Motors Financial Co., Inc.	3.700	11/24/2020	2,840,039
3,738,000	Toyota Motor Credit Corp., MTN	2.150	03/12/2020	3,694,770
3,069,000	Toyota Motor Credit Corp.	1.950	04/17/2020	3,025,508
2,438,000	Toyota Motor Credit Corp., MTN	4.500	06/17/2020	2,516,657

				41,458,629

	Auto Parts & Equipment—0.2%
1,644,000	Lear Corp.	5.250	01/15/2025	1,723,336

	Banks—31.6%
2,550,000	Banco Bilbao Vizcaya Argentaria SA (Spain)	3.000	10/20/2020	2,533,518
8,675,000	Bank of America Corp., MTN	5.625	07/01/2020	9,130,239
6,512,000	Bank of America Corp., MTN	2.625	10/19/2020	6,456,663
2,950,000	Bank of America Corp., MTN	2.151	11/09/2020	2,891,174
5,743,000	Bank of America Corp., Series L, MTN	2.250	04/21/2020	5,668,335
3,069,000	Bank of Montreal, MTN (Canada)	2.100	06/15/2020	3,018,127
1,678,000	Bank of New York Mellon Corp. (The), MTN	4.600	01/15/2020	1,726,478
3,234,000	Bank of New York Mellon Corp. (The), MTN	2.600	08/17/2020	3,210,298
2,279,000	Bank of New York Mellon Corp. (The), MTN	2.450	11/27/2020	2,251,404
3,706,000	Bank of New York Mellon Corp. (The), Series G, MTN	2.150	02/24/2020	3,667,124
2,798,000	Bank of Nova Scotia (The) (Canada)	2.350	10/21/2020	2,750,488
3,914,000	Bank of Nova Scotia (The), BKNT (Canada)	2.150	07/14/2020	3,845,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$2,800,000	Barclays PLC (United Kingdom)	2.875%	06/08/2020	$2,773,386
2,970,000	Barclays Bank PLC (United Kingdom)	5.140	10/14/2020	3,056,466
2,185,000	Barclays Bank PLC, BKNT (United Kingdom)	5.125	01/08/2020	2,255,103
3,880,000	BB&T Corp., MTN	2.450	01/15/2020	3,849,803
2,645,000	BB&T Corp., MTN	2.625	06/29/2020	2,628,104
3,000,000	Branch Banking & Trust Co.	2.100	01/15/2020	2,959,936
4,039,000	Capital One Financial Corp.	2.500	05/12/2020	3,991,165
4,300,000	Capital One NA	2.350	01/31/2020	4,250,600
5,700,000	Citibank NA, BKNT	2.100	06/12/2020	5,606,398
4,763,000	Citigroup, Inc.	2.450	01/10/2020	4,721,647
5,859,000	Citigroup, Inc.	2.400	02/18/2020	5,803,549
2,815,000	Citigroup, Inc.	5.375	08/09/2020	2,948,086
7,771,000	Citigroup, Inc.	2.650	10/26/2020	7,672,193
1,727,000	Citizens Bank NA/Providence Ri	2.250	03/02/2020	1,702,589
1,150,000	Citizens Bank NA/Providence Ri, BKNT	2.200	05/26/2020	1,128,730
4,124,000	Credit Suisse AG/New York NY, MTN (Switzerland)	5.400	01/14/2020	4,271,801
3,904,000	Credit Suisse AG/New York NY, MTN (Switzerland)	4.375	08/05/2020	4,005,517
2,682,000	Deutsche Bank AG (Germany)	2.950	08/20/2020	2,627,515
4,306,000	Deutsche Bank AG/New York NY (Germany)	2.700	07/13/2020	4,220,509
1,750,000	Discover Bank	7.000	04/15/2020	1,855,255
3,500,000	Discover Bank, BKNT	3.100	06/04/2020	3,489,410
2,911,000	Fifth Third Bancorp	2.875	07/27/2020	2,901,006
1,068,000	First Horizon National Corp.	3.500	12/15/2020	1,073,027
8,131,000	Goldman Sachs Group, Inc. (The), GMTN	5.375	03/15/2020	8,461,410
4,710,000	Goldman Sachs Group, Inc. (The)	2.600	04/23/2020	4,667,354
5,841,000	Goldman Sachs Group, Inc. (The)	2.750	09/15/2020	5,790,616
5,162,000	Goldman Sachs Group, Inc. (The)	2.600	12/27/2020	5,091,970
6,607,000	Goldman Sachs Group, Inc. (The), Series D, MTN	6.000	06/15/2020	6,984,795
3,500,000	HSBC Bank USA NA, BKNT	4.875	08/24/2020	3,630,738
6,651,000	HSBC USA, Inc.	2.350	03/05/2020	6,580,955
5,100,000	HSBC USA, Inc.	2.750	08/07/2020	5,064,051
1,950,000	HSBC USA, Inc.	5.000	09/27/2020	2,020,881
1,380,000	Huntington National Bank (The)	2.875	08/20/2020	1,376,263
2,185,000	Huntington National Bank (The), BKNT	2.375	03/10/2020	2,160,471
11,878,000	JPMorgan Chase & Co.	2.250	01/23/2020	11,756,766
4,404,000	JPMorgan Chase & Co.	4.950	03/25/2020	4,562,560
6,742,000	JPMorgan Chase & Co.	2.750	06/23/2020	6,695,908
7,121,000	JPMorgan Chase & Co.	4.400	07/22/2020	7,326,448
8,543,000	JPMorgan Chase & Co.	4.250	10/15/2020	8,750,070
7,231,000	JPMorgan Chase & Co.	2.550	10/29/2020	7,138,739
2,745,000	KeyCorp, MTN	2.900	09/15/2020	2,736,952
3,200,000	Lloyds Bank PLC (United Kingdom)	2.700	08/17/2020	3,170,065
2,265,000	Manufacturers & Traders Trust Co., BKNT	2.050	08/17/2020	2,218,522
8,050,000	Morgan Stanley, GMTN	5.500	01/26/2020	8,372,504
7,176,000	Morgan Stanley	2.650	01/27/2020	7,137,505
7,703,000	Morgan Stanley	2.800	06/16/2020	7,660,096
5,950,000	Morgan Stanley, GMTN	5.500	07/24/2020	6,242,593
2,568,000	MUFG Americas Holdings Corp.	2.250	02/10/2020	2,532,755
2,800,000	National Bank of Canada (Canada)	2.150	06/12/2020	2,751,682
1,537,000	Northern Trust Corp.	3.450	11/04/2020	1,560,245
2,000,000	PNC Bank NA, MTN	2.600	07/21/2020	1,984,468
2,720,000	PNC Bank NA, BKNT	2.000	05/19/2020	2,671,474
4,230,000	PNC Bank NA, BKNT	2.450	11/05/2020	4,169,764
3,034,000	PNC Financial Services Group, Inc. (The)	5.125	02/08/2020	3,145,675
2,046,000	PNC Financial Services Group, Inc. (The)	4.375	08/11/2020	2,103,358
6,944,000	Royal Bank of Canada (Canada)	1.875	02/05/2020	6,844,852
4,311,000	Royal Bank of Canada, GMTN (Canada)	2.125	03/02/2020	4,252,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$2,470,000	Royal Bank of Canada, GMTN (Canada)	2.150%	03/06/2020	$2,440,051
4,500,000	Royal Bank of Canada, MTN (Canada)	2.350	10/30/2020	4,426,095
2,917,000	Santander Holdings USA, Inc.	2.650	04/17/2020	2,895,465
2,614,000	Santander UK Group Holdings PLC (United Kingdom)	2.875	10/16/2020	2,591,020
2,943,000	Santander UK PLC (United Kingdom)	2.375	03/16/2020	2,905,640
2,050,000	Skandinaviska Enskilda Banken AB (Sweden)	2.300	03/11/2020	2,025,076
4,148,000	State Street Corp.	2.550	08/18/2020	4,127,638
5,500,000	Sumitomo Mitsui Banking Corp. (Japan)	2.450	01/16/2020	5,444,241
2,100,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	2.450	10/20/2020	2,064,870
2,898,000	SunTrust Bank, BKNT	2.250	01/31/2020	2,868,531
4,000,000	Svenska Handelsbanken AB, GMTN (Sweden)	2.400	10/01/2020	3,938,962
7,385,000	Toronto-Dominion Bank (The), GMTN (Canada)	2.500	12/14/2020	7,293,068
3,100,000	UBS AG/Stamford Ct, GMTN (Switzerland)	4.875	08/04/2020	3,207,971
3,000,000	US Bank NA/Cincinnati Oh, BKNT	2.000	01/24/2020	2,959,281
7,993,000	Wells Fargo & Co., GMTN	2.600	07/22/2020	7,907,758
6,130,000	Wells Fargo & Co., MTN	2.550	12/07/2020	6,047,638
6,548,000	Wells Fargo & Co., Series N, MTN	2.150	01/30/2020	6,466,167

				364,165,379

	Beverages—2.4%
2,811,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.000	04/15/2020	2,933,659
4,415,000	Coca-Cola Co. (The)	1.875	10/27/2020	4,328,624
3,555,000	Coca-Cola Co. (The)	2.450	11/01/2020	3,533,203
3,162,000	Coca-Cola Co. (The)	3.150	11/15/2020	3,200,290
2,039,000	Diageo Capital PLC (United Kingdom)	4.828	07/15/2020	2,116,729
2,966,000	PepsiCo, Inc.	4.500	01/15/2020	3,069,817
2,153,000	PepsiCo, Inc.	1.850	04/30/2020	2,123,686
3,233,000	PepsiCo, Inc.	2.150	10/14/2020	3,189,575
2,930,000	PepsiCo, Inc.	3.125	11/01/2020	2,958,385

				27,453,968

	Biotechnology—2.4%
2,251,000	Amgen, Inc.	2.125	05/01/2020	2,220,961
1,966,000	Amgen, Inc.	2.200	05/11/2020	1,941,065
2,800,000	Amgen, Inc.	3.450	10/01/2020	2,829,221
3,259,000	Baxalta, Inc.	2.875	06/23/2020	3,230,915
4,466,000	Biogen, Inc.	2.900	09/15/2020	4,452,429
4,352,000	Celgene Corp.	2.875	08/15/2020	4,327,951
1,587,000	Celgene Corp.	3.950	10/15/2020	1,614,975
1,381,000	Gilead Sciences, Inc.	2.350	02/01/2020	1,371,724
6,096,000	Gilead Sciences, Inc.	2.550	09/01/2020	6,050,159

				28,039,400

	Building Materials—0.0%
189,000	Masco Corp.	7.125	03/15/2020	201,637

	Chemicals—1.8%
4,638,000	Dow Chemical Co. (The)	4.250	11/15/2020	4,769,968
2,256,000	Eastman Chemical Co.	2.700	01/15/2020	2,246,563
2,880,000	EI du Pont de Nemours & Co.	4.625	01/15/2020	2,966,824
3,909,000	EI du Pont de Nemours & Co.	2.200	05/01/2020	3,860,813
1,220,000	Nutrien Ltd. (Canada)	4.875	03/30/2020	1,250,080
1,257,000	PPG Industries, Inc.	3.600	11/15/2020	1,275,560
4,385,000	Sherwin-Williams Co. (The)	2.250	05/15/2020	4,323,053

				20,692,861

	Commercial Services—0.7%
2,921,000	Automatic Data Processing, Inc.	2.250	09/15/2020	2,897,062
2,040,000	Block Financial LLC	4.125	10/01/2020	2,067,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Commercial Services (continued)
$1,553,000	Moody’s Corp.	5.500%	09/01/2020	$1,632,827
1,611,000	S&P Global, Inc.	3.300	08/14/2020	1,619,921

				8,217,617

	Computers—2.7%
3,078,000	Apple, Inc.	1.900	02/07/2020	3,047,090
3,830,000	Apple, Inc.	1.550	02/07/2020	3,769,206
3,703,000	Apple, Inc.	2.000	05/06/2020	3,659,334
2,740,000	Apple, Inc.	1.800	05/11/2020	2,698,701
1,666,000	Dxc Technology Co.	2.875	03/27/2020	1,657,746
9,263,000	Hewlett Packard Enterprise Co.	3.600	10/15/2020	9,339,758
1,943,000	HP, Inc.	3.750	12/01/2020	1,969,455
2,000,000	International Business Machines Corp.	1.900	01/27/2020	1,974,688
3,600,000	International Business Machines Corp.	1.625	05/15/2020	3,521,078

				31,637,056

	Cosmetics/Personal Care—0.4%
1,212,000	Estee Lauder Cos., Inc. (The)	1.800	02/07/2020	1,193,539
2,500,000	Unilever Capital Corp. (United Kingdom)	1.800	05/05/2020	2,457,519
1,500,000	Unilever Capital Corp. (United Kingdom)	2.100	07/30/2020	1,476,624

				5,127,682

	Diversified Financial Services—5.9%
1,500,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	4.250	07/01/2020	1,526,728
2,450,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	4.625	10/30/2020	2,512,537
1,218,000	Air Lease Corp.	2.125	01/15/2020	1,196,949
5,746,000	American Express Credit Corp., MTN	2.200	03/03/2020	5,676,618
5,333,000	American Express Credit Corp., MTN	2.375	05/26/2020	5,271,150
4,193,000	American Express Credit Corp., Series F, MTN	2.600	09/14/2020	4,153,321
2,290,000	Ameriprise Financial, Inc.	5.300	03/15/2020	2,376,656
2,261,000	Charles Schwab Corp. (The)	4.450	07/22/2020	2,335,461
20,000,000	GE Capital International Funding Co. Unlimited Co.	2.342	11/15/2020	19,592,959
2,839,000	International Lease Finance Corp.	8.250	12/15/2020	3,163,670
1,854,000	Lazard Group LLC	4.250	11/14/2020	1,897,799
1,872,000	Nasdaq, Inc.	5.550	01/15/2020	1,946,513
4,162,000	Nomura Holdings, Inc. (Japan)	6.700	03/04/2020	4,405,853
2,227,000	Synchrony Financial	2.700	02/03/2020	2,210,876
9,586,000	Visa, Inc.	2.200	12/14/2020	9,443,409

				67,710,499

	Electric—2.1%
1,676,000	Commonwealth Edison Co.	4.000	08/01/2020	1,711,620
3,275,000	Dominion Energy, Inc.	2.579	07/01/2020	3,230,489
1,179,000	Duke Energy Indiana LLC	3.750	07/15/2020	1,199,191
2,678,000	Exelon Corp.	2.850	06/15/2020	2,664,055
1,409,000	Exelon Corp.	5.150	12/01/2020	1,464,717
2,804,000	Exelon Generation Co. LLC	2.950	01/15/2020	2,800,080
1,582,000	Exelon Generation Co. LLC	4.000	10/01/2020	1,611,014
1,600,000	Georgia Power Co., Series C	2.000	09/08/2020	1,566,345
2,366,000	Pacific Gas & Electric Co.	3.500	10/01/2020	2,386,404
1,723,000	Sempra Energy	2.400	03/15/2020	1,702,626
1,604,000	Southern Co. (The)	2.750	06/15/2020	1,595,495
1,802,000	Xcel Energy, Inc.	4.700	05/15/2020	1,847,311

				23,779,347

	Electronics—0.1%
1,654,000	Agilent Technologies, Inc.	5.000	07/15/2020	1,713,517

	Entertainment—0.3%
3,676,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/2020	3,740,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Environmental Control—0.3%
$1,998,000	Republic Services, Inc.	5.000%	03/01/2020	$2,069,720
1,820,000	Waste Management, Inc.	4.750	06/30/2020	1,889,691

				3,959,411

	Food—1.4%
2,607,000	Kellogg Co.	4.000	12/15/2020	2,670,277
2,554,000	Kraft Heinz Foods Co.	5.375	02/10/2020	2,658,999
4,318,000	Kraft Heinz Foods Co.	2.800	07/02/2020	4,294,641
2,023,000	Kroger Co. (The)	6.150	01/15/2020	2,123,901
1,405,000	Mondelez International, Inc.	5.375	02/10/2020	1,458,710
2,536,000	Sysco Corp.	2.600	10/01/2020	2,517,210

				15,723,738

	Gas—0.2%
2,042,000	Dominion Energy Gas Holdings LLC	2.800	11/15/2020	2,021,150

	Healthcare-Products—2.9%
2,268,000	Abbott Laboratories	2.000	03/15/2020	2,234,716
1,792,000	Abbott Laboratories	4.125	05/27/2020	1,832,946
1,017,000	Abbott Laboratories	2.800	09/15/2020	1,012,819
3,117,000	Becton Dickinson & Co.	2.404	06/05/2020	3,065,420
2,149,000	Becton Dickinson & Co.	3.250	11/12/2020	2,142,755
11,000	Becton Dickinson & Co.	4.400	01/15/2021	11,255
820	Becton Dickinson & Co.(a)	4.400	01/15/2021	839
2,610,000	Boston Scientific Corp.	6.000	01/15/2020	2,727,491
1,521,000	Boston Scientific Corp.	2.850	05/15/2020	1,510,849
2,223,000	Covidien International Finance SA	4.200	06/15/2020	2,284,367
1,398,000	Danaher Corp.	2.400	09/15/2020	1,387,005
2,308,000	Life Technologies Corp.	6.000	03/01/2020	2,416,104
7,202,000	Medtronic, Inc.	2.500	03/15/2020	7,168,653
1,664,000	Stryker Corp.	4.375	01/15/2020	1,701,373
4,239,000	Zimmer Biomet Holdings, Inc.	2.700	04/01/2020	4,209,389

				33,705,981

	Healthcare-Services—1.8%
2,205,000	Anthem, Inc.	4.350	08/15/2020	2,263,745
8,809,000	HCA, Inc.	6.500	02/15/2020	9,227,428
1,390,000	Laboratory Corp. of America Holdings	2.625	02/01/2020	1,383,001
1,918,000	Laboratory Corp. of America Holdings	4.625	11/15/2020	1,977,668
1,462,000	Quest Diagnostics, Inc.	4.750	01/30/2020	1,503,759
4,310,000	UnitedHealth Group, Inc.	2.700	07/15/2020	4,298,340

				20,653,941

	Home Builders—0.2%
1,767,000	Dr Horton, Inc.	4.000	02/15/2020	1,793,952

	Insurance—2.3%
1,192,000	Aegon Funding Co. LLC (Netherlands)	5.750	12/15/2020	1,264,543
1,628,000	Aflac, Inc.	2.400	03/16/2020	1,616,437
1,824,000	American International Group, Inc.	3.375	08/15/2020	1,834,473
2,104,000	American International Group, Inc.	6.400	12/15/2020	2,270,917
1,694,000	AON Corp.	5.000	09/30/2020	1,761,312
2,108,000	Berkshire Hathaway Finance Corp.	2.900	10/15/2020	2,122,705
3,755,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	3,700,050
1,693,000	CNA Financial Corp.	5.875	08/15/2020	1,790,347
1,047,000	Hartford Financial Services Group, Inc. (The)	5.500	03/30/2020	1,091,361
1,675,000	Manulife Financial Corp. (Canada)	4.900	09/17/2020	1,733,254
1,536,000	Marsh & McLennan Cos., Inc.	2.350	03/06/2020	1,521,199
1,927,000	Prudential Financial, Inc., MTN	5.375	06/21/2020	2,017,670
1,596,000	Prudential Financial, Inc., MTN	4.500	11/15/2020	1,655,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$1,648,000	Travelers Cos., Inc. (The)	3.900%	11/01/2020	$1,680,804

				26,060,117

	Internet—0.6%
1,650,000	eBay, Inc.	2.150	06/05/2020	1,620,613
1,505,000	eBay, Inc.	3.250	10/15/2020	1,512,823
2,213,000	Expedia Group, Inc.	5.950	08/15/2020	2,333,159
1,899,000	Symantec Corp.	4.200	09/15/2020	1,906,447

				7,373,042

	Investment Companies—0.2%
1,850,000	Ares Capital Corp.	3.875	01/15/2020	1,862,956

	Iron/Steel—0.2%
2,472,000	ArcelorMittal (Luxembourg)	5.500	08/05/2020	2,561,610

	Leisure Time—0.2%
2,153,000	Carnival Corp.	3.950	10/15/2020	2,202,650

	Machinery-Construction & Mining—0.4%
2,675,000	Caterpillar Financial Services Corp., MTN	2.100	01/10/2020	2,651,710
1,392,000	Caterpillar Financial Services Corp., MTN	2.000	03/05/2020	1,372,602

				4,024,312

	Machinery-Diversified—0.9%
2,793,000	CNH Industrial Capital LLC	4.375	11/06/2020	2,855,842
1,352,000	John Deere Capital Corp.	1.700	01/15/2020	1,326,313
1,498,000	John Deere Capital Corp., MTN	2.050	03/10/2020	1,479,649
1,605,000	John Deere Capital Corp., MTN	1.950	06/22/2020	1,578,348
1,536,000	John Deere Capital Corp., MTN	2.375	07/14/2020	1,521,895
1,357,000	Roper Technologies, Inc.	3.000	12/15/2020	1,352,537

				10,114,584

	Media—3.0%
5,790,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.579	07/23/2020	5,806,479
3,948,000	Comcast Corp.	5.150	03/01/2020	4,094,628
3,025,000	Discovery Communications LLC	5.050	06/01/2020	3,137,913
1,471,000	Discovery Communications LLC(a)	2.800	06/15/2020	1,457,767
5,829,000	NBCUniversal Media LLC	5.150	04/30/2020	6,059,703
4,104,000	Time Warner Cable LLC	5.000	02/01/2020	4,209,914
4,413,000	Time Warner, Inc.	4.875	03/15/2020	4,559,166
1,665,000	Walt Disney Co. (The), MTN	1.950	03/04/2020	1,645,370
2,205,000	Walt Disney Co. (The), MTN	1.800	06/05/2020	2,163,367
1,611,000	Walt Disney Co. (The), GMTN	2.150	09/17/2020	1,588,264

				34,722,571

	Metal Fabricate/Hardware—0.1%
1,509,000	Precision Castparts Corp.	2.250	06/15/2020	1,495,508

	Miscellaneous Manufacturing—1.1%
1,534,000	3M Co., GMTN	2.000	08/07/2020	1,518,295
3,283,000	General Electric Co., GMTN	5.500	01/08/2020	3,414,163
2,559,000	General Electric Co., GMTN	2.200	01/09/2020	2,536,524
1,913,000	General Electric Co., MTN	5.550	05/04/2020	2,002,210
3,617,000	General Electric Co., MTN	4.375	09/16/2020	3,726,008

				13,197,200

	Oil & Gas—5.1%
4,002,000	BP Capital Markets PLC (United Kingdom)	2.521	01/15/2020	3,991,064
5,184,000	BP Capital Markets PLC (United Kingdom)	2.315	02/13/2020	5,143,125
4,343,000	BP Capital Markets PLC (United Kingdom)	4.500	10/01/2020	4,500,288
5,002,000	Chevron Corp.	1.961	03/03/2020	4,947,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$1,767,000	Chevron Corp.	1.991%	03/03/2020	$1,747,398
3,069,000	Chevron Corp.	2.427	06/24/2020	3,049,518
3,774,000	Chevron Corp.	2.419	11/17/2020	3,745,191
1,374,000	EOG Resources, Inc.	2.450	04/01/2020	1,366,385
1,563,000	EOG Resources, Inc.	4.400	06/01/2020	1,605,414
4,384,000	Exxon Mobil Corp.	1.912	03/06/2020	4,332,630
1,859,000	Marathon Oil Corp.	2.700	06/01/2020	1,834,623
1,818,000	Marathon Petroleum Corp.	3.400	12/15/2020	1,829,085
4,089,000	Shell International Finance BV (Netherlands)	4.375	03/25/2020	4,206,025
6,093,000	Shell International Finance BV (Netherlands)	2.125	05/11/2020	6,023,782
3,872,000	Shell International Finance BV (Netherlands)	2.250	11/10/2020	3,826,992
3,653,000	Total Capital SA (France)	4.450	06/24/2020	3,774,988
2,311,000	Valero Energy Corp.	6.125	02/01/2020	2,423,109

				58,346,940

	Pharmaceuticals—5.0%
11,019,000	AbbVie, Inc.	2.500	05/14/2020	10,927,757
10,716,000	Allergan Funding SCS	3.000	03/12/2020	10,668,823
2,548,000	Allergan, Inc./U.S.	3.375	09/15/2020	2,552,961
5,093,000	AstraZeneca PLC (United Kingdom)	2.375	11/16/2020	5,016,343
1,388,000	Cardinal Health, Inc.	4.625	12/15/2020	1,431,558
8,014,000	CVS Health Corp.	2.800	07/20/2020	7,963,717
1,792,000	Johnson & Johnson	2.950	09/01/2020	1,808,928
2,637,000	Mead Johnson Nutrition Co. (United Kingdom)	3.000	11/15/2020	2,635,514
1,308,000	Medco Health Solutions, Inc.	4.125	09/15/2020	1,332,426
4,062,000	Merck & Co., Inc.	1.850	02/10/2020	4,011,029
1,451,000	Mylan NV	3.750	12/15/2020	1,460,409
3,154,000	Novartis Capital Corp. (Switzerland)	1.800	02/14/2020	3,109,566
2,847,000	Novartis Capital Corp. (Switzerland)	4.400	04/24/2020	2,936,646
1,683,000	Zoetis, Inc.	3.450	11/13/2020	1,695,249

				57,550,926

	Pipelines—2.7%
2,041,000	Columbia Pipeline Group, Inc.	3.300	06/01/2020	2,038,043
1,405,000	Enbridge Energy Partners LP	5.200	03/15/2020	1,451,060
1,380,000	Enbridge Energy Partners LP	4.375	10/15/2020	1,409,971
3,073,000	Energy Transfer Partners LP	4.150	10/01/2020	3,123,180
3,621,000	Enterprise Products Operating LLC	5.250	01/31/2020	3,754,179
2,822,000	Enterprise Products Operating LLC	5.200	09/01/2020	2,964,213
2,041,000	Kinder Morgan Energy Partners LP	6.850	02/15/2020	2,160,082
1,645,000	Kinder Morgan Energy Partners LP	6.500	04/01/2020	1,737,324
1,892,000	Kinder Morgan Energy Partners LP	5.300	09/15/2020	1,971,838
1,679,000	Plains All American Pipeline LP / Paa Finance Corp.	5.750	01/15/2020	1,743,598
2,933,000	Transcanada Pipelines Ltd. (Canada)	3.800	10/01/2020	2,976,795
4,432,000	Williams Partners LP	5.250	03/15/2020	4,587,379
1,587,000	Williams Partners LP	4.125	11/15/2020	1,613,934

				31,531,596

	REITs—1.5%
1,818,000	American Tower Corp.	2.800	06/01/2020	1,801,686
2,116,000	American Tower Corp.	5.050	09/01/2020	2,192,196
2,187,000	Boston Properties LP	5.625	11/15/2020	2,303,649
1,357,000	Digital Realty Trust LP	5.875	02/01/2020	1,408,452
1,983,000	Digital Realty Trust LP	3.400	10/01/2020	1,991,244
1,645,000	ERP Operating LP	4.750	07/15/2020	1,699,836
2,273,000	Hcp, Inc.	2.625	02/01/2020	2,251,686
1,737,000	Simon Property Group LP	2.500	09/01/2020	1,716,551
1,350,000	Ventas Realty LP / Ventas Capital Corp.	2.700	04/01/2020	1,338,063

				16,703,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail—2.3%
$1,632,000	AutoZone, Inc.	4.000%	11/15/2020	$1,664,855
1,605,000	Costco Wholesale Corp.	1.750	02/15/2020	1,580,635
1,945,000	Home Depot, Inc. (The)	1.800	06/05/2020	1,916,068
1,403,000	Home Depot, Inc. (The)	3.950	09/15/2020	1,438,598
1,458,000	Lowe’s Cos., Inc.	4.625	04/15/2020	1,497,300
2,245,000	McDonald’s Corp., MTN	2.200	05/26/2020	2,219,128
2,722,000	McDonald’s Corp., MTN	2.750	12/09/2020	2,719,408
1,231,000	Nordstrom, Inc.	4.750	05/01/2020	1,262,881
2,864,000	Target Corp.	3.875	07/15/2020	2,931,262
4,019,000	Walmart, Inc.	3.625	07/08/2020	4,096,513
4,575,000	Walmart, Inc.	3.250	10/25/2020	4,647,595

				25,974,243

	Semiconductors—1.9%
1,596,000	Applied Materials, Inc.	2.625	10/01/2020	1,591,404
2,731,000	Intel Corp.	1.850	05/11/2020	2,695,053
5,074,000	Intel Corp.	2.450	07/29/2020	5,050,116
1,694,000	Lam Research Corp.	2.750	03/15/2020	1,689,434
4,759,000	Qualcomm, Inc.	2.100	05/20/2020	4,748,963
5,040,000	QUALCOMM, Inc.	2.250	05/20/2020	4,971,807
1,628,000	Texas Instruments, Inc.	1.750	05/01/2020	1,603,131

				22,349,908

	Software—2.8%
2,570,000	Adobe Systems, Inc.	4.750	02/01/2020	2,651,571
5,117,000	Fidelity National Information Services, Inc.	3.625	10/15/2020	5,174,881
2,414,000	Fiserv, Inc.	2.700	06/01/2020	2,399,684
4,498,000	Microsoft Corp.	1.850	02/06/2020	4,448,567
4,345,000	Microsoft Corp.	1.850	02/12/2020	4,295,566
3,689,000	Microsoft Corp.	3.000	10/01/2020	3,723,568
6,847,000	Microsoft Corp.	2.000	11/03/2020	6,754,031
2,768,000	Oracle Corp.	3.875	07/15/2020	2,841,910

				32,289,778

	Telecommunications—2.8%
3,362,000	AT&T, Inc.	5.200	03/15/2020	3,490,803
8,523,000	AT&T, Inc.	2.450	06/30/2020	8,423,160
7,270,000	Cisco Systems, Inc.	4.450	01/15/2020	7,486,529
4,343,000	Cisco Systems, Inc.	2.450	06/15/2020	4,326,188
4,443,000	Telefonica Emisiones Sau (Spain)	5.134	04/27/2020	4,613,388
4,306,000	Verizon Communications, Inc.	2.625	02/21/2020	4,289,571

				32,629,639

	Transportation—0.1%
1,509,000	CSX Corp.	3.700	10/30/2020	1,533,213

	Total Corporate Bonds (Cost $1,144,087,935)			1,129,963,425

Number of Shares
	Money Market Fund—0.5%
6,188,447	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $6,188,447)			6,188,447

	Total Investments in Securities (Cost $1,150,276,382)—98.6%			1,136,151,872
	Other assets less liabilities—1.4%			15,926,113

	Net Assets—100.0%			$1,152,077,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

May 31, 2018

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $1,458,606, which represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Schedule of Investments

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.9%
	Advertising—0.2%
$1,564,000	WPP Finance 2010 (United Kingdom)	4.750%	11/21/2021	$1,616,618

	Aerospace/Defense—1.2%
3,002,000	Arconic, Inc.	5.400	04/15/2021	3,091,760
1,308,000	General Dynamics Corp.	3.875	07/15/2021	1,337,277
1,223,000	L3 Technologies, Inc.	4.950	02/15/2021	1,268,262
2,180,000	Lockheed Martin Corp.	3.350	09/15/2021	2,194,418
1,354,000	Northrop Grumman Corp.	3.500	03/15/2021	1,373,925
1,855,000	United Technologies Corp.	1.950	11/01/2021	1,785,285

				11,050,927

	Agriculture—0.9%
3,312,000	Altria Group, Inc.	4.750	05/05/2021	3,464,111
1,305,000	Archer-Daniels-Midland Co.	4.479	03/01/2021	1,358,265
1,464,000	Philip Morris International, Inc.	1.875	02/25/2021	1,422,746
1,660,000	Philip Morris International, Inc.	2.900	11/15/2021	1,654,657

				7,899,779

	Apparel—0.1%
938,000	VF Corp.	3.500	09/01/2021	951,548

	Auto Manufacturers—4.1%
1,465,000	American Honda Finance Corp., MTN	1.650	07/12/2021	1,407,851
2,088,000	American Honda Finance Corp., GMTN	1.700	09/09/2021	2,002,615
2,900,000	Ford Motor Credit Co. LLC	3.200	01/15/2021	2,886,213
2,800,000	Ford Motor Credit Co. LLC	5.750	02/01/2021	2,956,842
4,200,000	Ford Motor Credit Co. LLC	3.336	03/18/2021	4,176,667
4,350,000	Ford Motor Credit Co. LLC	5.875	08/02/2021	4,636,001
3,371,000	General Motors Financial Co., Inc.	4.200	03/01/2021	3,434,946
4,834,000	General Motors Financial Co., Inc.	3.200	07/06/2021	4,792,519
2,940,000	General Motors Financial Co., Inc.	4.375	09/25/2021	3,014,311
1,664,000	Toyota Motor Credit Corp., MTN	4.250	01/11/2021	1,716,596
2,669,000	Toyota Motor Credit Corp., GMTN	1.900	04/08/2021	2,599,861
1,570,000	Toyota Motor Credit Corp., MTN	2.750	05/17/2021	1,561,948
2,348,000	Toyota Motor Credit Corp., MTN	3.400	09/15/2021	2,377,968

				37,564,338

	Auto Parts & Equipment—0.1%
548,000	Johnson Controls, Inc.	4.250	03/01/2021	562,599

	Banks—32.7%
3,080,000	Bank of America Corp.	5.875	01/05/2021	3,290,497
4,297,000	Bank of America Corp., GMTN	2.625	04/19/2021	4,232,687
4,430,000	Bank of America Corp., MTN	5.000	05/13/2021	4,647,484
4,395,000	Bank of Montreal, MTN (Canada)	1.900	08/27/2021	4,227,452
1,353,000	Bank of New York Mellon Corp. (The), MTN	4.150	02/01/2021	1,394,254
2,048,000	Bank of New York Mellon Corp. (The), MTN	2.500	04/15/2021	2,019,663
2,631,000	Bank of New York Mellon Corp. (The), MTN	2.050	05/03/2021	2,561,279
3,590,000	Bank of New York Mellon Corp. (The)	3.550	09/23/2021	3,640,732
1,660,000	Bank of Nova Scotia (The) (Canada)	4.375	01/13/2021	1,713,695
2,342,000	Bank of Nova Scotia (The) (Canada)	2.800	07/21/2021	2,320,866
3,167,000	Bank of Nova Scotia (The), BKNT (Canada)	2.450	03/22/2021	3,106,864
3,500,000	Barclays PLC (United Kingdom)	3.250	01/12/2021	3,466,603
3,020,000	Barclays PLC (United Kingdom)	3.200	08/10/2021	2,976,346
2,823,000	BB&T Corp., MTN	2.050	05/10/2021	2,735,783
7,052,000	BNP Paribas SA, BKNT, GMTN (France)	5.000	01/15/2021	7,375,811
2,700,000	Bpce SA, MTN (France)	2.750	12/02/2021	2,638,772
1,750,000	Bpce SA, BKNT (France)	2.650	02/03/2021	1,720,955
1,500,000	Branch Banking & Trust Co., BKNT	2.850	04/01/2021	1,493,320
2,602,000	Capital One Financial Corp.	4.750	07/15/2021	2,704,624
2,200,000	Capital One NA	2.250	09/13/2021	2,122,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$2,650,000	Capital One NA, BKNT	2.950%	07/23/2021	$2,611,316
5,858,000	Citigroup, Inc.	2.700	03/30/2021	5,765,438
3,676,000	Citigroup, Inc.	2.350	08/02/2021	3,573,111
5,562,000	Citigroup, Inc.	2.900	12/08/2021	5,475,206
2,000,000	Citizens Bank NA/Providence Ri, BKNT, MTN	2.550	05/13/2021	1,962,550
3,532,000	Cooperatieve Rabobank Ua (Netherlands)	4.500	01/11/2021	3,652,910
4,750,000	Cooperatieve Rabobank Ua, GMTN (Netherlands)	2.500	01/19/2021	4,672,812
4,380,000	Credit Suisse AG/New York NY (Switzerland)	3.000	10/29/2021	4,342,471
1,891,000	Deutsche Bank AG, GMTN (Germany)	3.125	01/13/2021	1,849,527
3,156,000	Deutsche Bank AG, GMTN (Germany)	3.375	05/12/2021	3,088,657
8,681,000	Deutsche Bank AG (Germany)	4.250	10/14/2021	8,615,923
1,600,000	Discover Bank, BKNT	3.200	08/09/2021	1,583,098
2,550,000	Fifth Third Bank, BKNT	2.250	06/14/2021	2,487,307
1,727,000	Fifth Third Bank, BKNT	2.875	10/01/2021	1,710,098
2,665,000	Goldman Sachs Group, Inc. (The)	2.875	02/25/2021	2,637,114
3,356,000	Goldman Sachs Group, Inc. (The)	2.625	04/25/2021	3,295,484
8,434,000	Goldman Sachs Group, Inc. (The)	5.250	07/27/2021	8,907,448
4,822,000	Goldman Sachs Group, Inc. (The)	2.350	11/15/2021	4,657,319
8,600,000	HSBC Holdings PLC (United Kingdom)	3.400	03/08/2021	8,626,441
5,459,000	HSBC Holdings PLC (United Kingdom)	5.100	04/05/2021	5,722,413
5,700,000	HSBC Holdings PLC (United Kingdom)	2.950	05/25/2021	5,634,688
2,091,000	Huntington Bancshares, Inc.	3.150	03/14/2021	2,088,224
5,434,000	JPMorgan Chase & Co.	2.550	03/01/2021	5,343,893
4,626,000	JPMorgan Chase & Co.	4.625	05/10/2021	4,820,532
3,244,000	JPMorgan Chase & Co.	2.400	06/07/2021	3,175,488
5,615,000	JPMorgan Chase & Co., GMTN	2.295	08/15/2021	5,459,571
6,552,000	JPMorgan Chase & Co.	4.350	08/15/2021	6,768,551
1,200,000	Keybank NA/Cleveland Oh, BKNT	2.500	11/22/2021	1,173,786
2,193,000	KeyCorp, MTN	5.100	03/24/2021	2,301,948
2,392,000	Lloyds Bank PLC (United Kingdom)	6.375	01/21/2021	2,581,146
2,200,000	Lloyds Banking Group PLC (United Kingdom)	3.100	07/06/2021	2,179,272
7,071,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.950	03/01/2021	7,017,533
3,000,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.190	09/13/2021	2,890,998
2,600,000	Mizuho Financial Group, Inc. (Japan)	2.273	09/13/2021	2,507,149
6,599,000	Morgan Stanley	5.750	01/25/2021	7,012,847
5,547,000	Morgan Stanley, GMTN	2.500	04/21/2021	5,434,968
5,370,000	Morgan Stanley, GMTN	5.500	07/28/2021	5,713,771
8,034,000	Morgan Stanley, MTN	2.625	11/17/2021	7,845,921
1,006,000	Northern Trust Corp.	3.375	08/23/2021	1,020,196
2,500,000	PNC Bank NA, BKNT	2.150	04/29/2021	2,430,959
1,400,000	PNC Bank NA, BKNT	2.550	12/09/2021	1,373,845
2,185,000	Regions Financial Corp.	3.200	02/08/2021	2,182,636
2,842,000	Royal Bank of Canada, GMTN (Canada)	2.500	01/19/2021	2,800,656
2,002,000	Santander UK Group Holdings PLC, GMTN (United Kingdom)	3.125	01/08/2021	1,985,055
3,500,000	Santander UK Group Holdings PLC (United Kingdom)	2.875	08/05/2021	3,423,115
2,650,000	Skandinaviska Enskilda Banken AB (Sweden)	2.625	03/15/2021	2,609,405
2,110,000	Skandinaviska Enskilda Banken AB (Sweden)	1.875	09/13/2021	2,020,951
1,808,000	State Street Corp.	4.375	03/07/2021	1,875,167
1,464,000	State Street Corp.	1.950	05/19/2021	1,423,492
4,068,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.934	03/09/2021	4,029,389
3,669,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.058	07/14/2021	3,532,136
3,244,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.442	10/19/2021	3,150,726
2,079,000	SunTrust Banks, Inc.	2.900	03/03/2021	2,062,341
3,200,000	Svenska Handelsbanken AB, BKNT, MTN (Sweden)	2.450	03/30/2021	3,135,141
2,000,000	Svenska Handelsbanken AB, BKNT, MTN (Sweden)	1.875	09/07/2021	1,916,649
3,669,000	Toronto-Dominion Bank (The), GMTN (Canada)	2.125	04/07/2021	3,574,628
3,241,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.800	07/13/2021	3,116,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$4,397,000	US Bancorp, MTN	2.350%	01/29/2021	$4,332,434
2,249,000	US Bancorp, MTN	4.125	05/24/2021	2,320,216
3,191,000	Wells Fargo & Co., MTN	3.000	01/22/2021	3,175,660
6,173,000	Wells Fargo & Co.	2.500	03/04/2021	6,057,998
5,529,000	Wells Fargo & Co.,GMTN	4.600	04/01/2021	5,720,750
6,900,000	Wells Fargo & Co.	2.100	07/26/2021	6,654,185

				301,501,895

	Beverages—3.1%
16,663,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.650	02/01/2021	16,518,081
946,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.375	02/15/2021	979,805
2,316,000	Coca-Cola Co. (The)	1.550	09/01/2021	2,225,081
3,192,000	Coca-Cola Co. (The)	3.300	09/01/2021	3,240,736
860,000	Constellation Brands, Inc.	3.750	05/01/2021	872,271
2,091,000	Molson Coors Brewing Co.	2.100	07/15/2021	2,013,434
1,554,000	PepsiCo, Inc.	3.000	08/25/2021	1,564,620
1,464,000	PepsiCo, Inc.	1.700	10/06/2021	1,409,866

				28,823,894

	Biotechnology—1.6%
2,302,000	Amgen, Inc.	4.100	06/15/2021	2,364,653
1,559,000	Amgen, Inc.	1.850	08/19/2021	1,498,554
4,163,000	Amgen, Inc.	3.875	11/15/2021	4,256,552
1,034,000	Celgene Corp.	2.250	08/15/2021	1,000,571
2,485,000	Gilead Sciences, Inc.	4.500	04/01/2021	2,588,058
3,157,000	Gilead Sciences, Inc.	4.400	12/01/2021	3,280,828

				14,989,216

	Building Materials—0.1%
573,000	Johnson Controls International PLC	4.250	03/01/2021	588,265

	Chemicals— 1.3%
2,904,000	Dow Chemical Co. (The)	4.125	11/15/2021	2,974,989
2,123,000	Ei DU Pont de Nemours & Co.	3.625	01/15/2021	2,159,100
1,161,000	Ei DU Pont de Nemours & Co.	4.250	04/01/2021	1,194,595
2,200,000	Lyondellbasell Industries NV	6.000	11/15/2021	2,373,415
1,023,000	Monsanto Co.	2.750	07/15/2021	1,007,114
886,000	Praxair, Inc.	4.050	03/15/2021	909,819
1,264,000	Praxair, Inc.	3.000	09/01/2021	1,259,587

				11,878,619

	Commercial Services—0.7%
2,737,000	Ecolab, Inc.	4.350	12/08/2021	2,850,580
1,341,000	Equifax, Inc.	2.300	06/01/2021	1,295,996
836,000	Moody’s Corp.	2.750	12/15/2021	820,815
1,516,000	Total System Services, Inc.	3.800	04/01/2021	1,524,431

				6,491,822

	Computers—3.1%
7,000,000	Apple, Inc.	2.250	02/23/2021	6,904,015
6,655,000	Apple, Inc.	2.850	05/06/2021	6,671,776
2,843,000	Apple, Inc.	1.550	08/04/2021	2,734,352
2,750,000	Hp, Inc.	4.300	06/01/2021	2,830,132
2,325,000	Hp, Inc.	4.375	09/15/2021	2,401,028
3,209,000	HP, Inc.	4.650	12/09/2021	3,340,024
2,000,000	International Business Machines Corp.	2.250	02/19/2021	1,968,160
1,200,000	International Business Machines Corp.	2.900	11/01/2021	1,193,502
1,030,000	NetApp, Inc.	3.375	06/15/2021	1,024,820

				29,067,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Cosmetics/Personal Care—0.8%
$424,853	Procter & Gamble—Esop, Series A	9.360%	01/01/2021	$459,071
1,445,000	Procter & Gamble Co. (The)	1.850	02/02/2021	1,413,259
2,092,000	Procter & Gamble Co. (The)	1.700	11/03/2021	2,014,947
2,300,000	Unilever Capital Corp. (United Kingdom)	4.250	02/10/2021	2,379,417
1,200,000	Unilever Capital Corp. (United Kingdom)	1.375	07/28/2021	1,141,732

				7,408,426

	Diversified Financial Services—2.2%
2,500,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	4.500	05/15/2021	2,560,238
1,527,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	5.000	10/01/2021	1,586,748
1,316,000	Air Lease Corp.	3.875	04/01/2021	1,331,878
1,465,000	Air Lease Corp.	3.375	06/01/2021	1,460,864
3,865,000	American Express Credit Corp., MTN	2.250	05/05/2021	3,774,592
1,487,000	BlackRock, Inc.	4.250	05/24/2021	1,542,075
1,516,000	HSBC Finance Corp.	6.676	01/15/2021	1,631,014
1,153,000	International Lease Finance Corp.	4.625	04/15/2021	1,189,904
1,770,000	Jefferies Group LLC	6.875	04/15/2021	1,921,120
1,565,000	Mastercard, Inc.	2.000	11/21/2021	1,521,467
1,554,000	Synchrony Financial	3.750	08/15/2021	1,559,293

				20,079,193

	Electric—2.3%
1,051,000	Consolidated Edison, Inc.	2.000	05/15/2021	1,017,310
1,410,000	Dominion Energy, Inc.	4.450	03/15/2021	1,446,949
2,634,000	DPL, Inc.	7.250	10/15/2021	2,880,938
1,028,000	Duke Energy Carolinas LLC	3.900	06/15/2021	1,051,067
1,884,000	Duke Energy Corp.	1.800	09/01/2021	1,800,455
934,000	Duke Energy Corp.	3.550	09/15/2021	941,248
1,248,000	Duke Energy Progress LLC	3.000	09/15/2021	1,248,905
1,673,000	Emera US Finance LP (Canada)	2.700	06/15/2021	1,632,938
1,042,000	Ohio Power Co., Series M	5.375	10/01/2021	1,116,230
1,071,000	Progress Energy, Inc.	4.400	01/15/2021	1,097,514
1,777,000	PSEG Power LLC	3.000	06/15/2021	1,763,022
1,061,000	Puget Energy, Inc.	6.000	09/01/2021	1,138,419
1,207,000	Southern California Edison Co.	3.875	06/01/2021	1,234,055
3,366,000	Southern Co. (The)	2.350	07/01/2021	3,279,344

				21,648,394

	Electrical Components & Equipment—0.1%
938,000	Emerson Electric Co.	2.625	12/01/2021	925,940

	Electronics—0.8%
1,554,000	Fortive Corp.	2.350	06/15/2021	1,513,449
1,552,000	Honeywell International, Inc.	4.250	03/01/2021	1,612,904
3,362,000	Honeywell International, Inc.	1.850	11/01/2021	3,246,877
886,000	PerkinElmer, Inc.	5.000	11/15/2021	929,642

				7,302,872

	Engineering & Construction—0.2%
1,429,000	Fluor Corp.	3.375	09/15/2021	1,434,756

	Environmental Control—0.1%
1,152,000	Republic Services, Inc.	5.250	11/15/2021	1,227,739

	Food—1.0%
937,000	Campbell Soup Co.	4.250	04/15/2021	961,024
2,400,000	General Mills, Inc.	3.150	12/15/2021	2,384,752
1,401,000	JM Smucker Co. (The)	3.500	10/15/2021	1,412,789
1,803,000	Kroger Co. (The)	3.300	01/15/2021	1,811,381
1,188,000	Kroger Co. (The)	2.950	11/01/2021	1,174,469
1,268,000	SYSCO Corp.	2.500	07/15/2021	1,243,781

				8,988,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Forest Products & Paper—0.1%
$899,000	International Paper Co.	7.500%	08/15/2021	$1,009,140

	Gas—0.3%
1,279,000	CenterPoint Energy Resources Corp.	4.500	01/15/2021	1,314,119
1,150,000	National Fuel Gas Co.	4.900	12/01/2021	1,189,960

				2,504,079

	Healthcare-Products—1.8%
6,393,000	Abbott Laboratories	2.900	11/30/2021	6,327,555
2,298,000	Becton Dickinson & Co.	3.125	11/08/2021	2,273,897
1,673,000	Medtronic, Inc.	4.125	03/15/2021	1,720,813
1,680,000	Stryker Corp.	2.625	03/15/2021	1,662,524
2,074,000	Thermo Fisher Scientific, Inc.	4.500	03/01/2021	2,152,659
2,493,000	Thermo Fisher Scientific, Inc.	3.600	08/15/2021	2,514,718

				16,652,166

	Healthcare-Services—1.1%
1,388,000	Aetna, Inc.	4.125	06/01/2021	1,418,718
1,402,000	Anthem, Inc.	3.700	08/15/2021	1,417,240
1,406,000	Coventry Health Care, Inc.	5.450	06/15/2021	1,488,011
1,152,000	Quest Diagnostics, Inc.	4.700	04/01/2021	1,195,550
1,561,000	UnitedHealth Group, Inc.	2.125	03/15/2021	1,524,966
1,154,000	UnitedHealth Group, Inc.	3.375	11/15/2021	1,168,839
1,550,000	UnitedHealth Group, Inc.	2.875	12/15/2021	1,539,078

				9,752,402

	Housewares—0.4%
2,196,000	Newell Brands, Inc.	3.150	04/01/2021	2,178,389
1,347,000	Tupperware Brands Corp.	4.750	06/01/2021	1,380,672

				3,559,061

	Insurance—1.6%
3,390,000	American International Group, Inc.	3.300	03/01/2021	3,399,900
1,828,000	Berkshire Hathaway Finance Corp.	4.250	01/15/2021	1,896,818
2,305,000	Berkshire Hathaway, Inc.	2.200	03/15/2021	2,277,672
1,302,000	Berkshire Hathaway, Inc.	3.750	08/15/2021	1,335,533
1,154,000	Marsh & McLennan Cos., Inc.	4.800	07/15/2021	1,202,883
2,400,000	MetLife, Inc.	4.750	02/08/2021	2,503,036
1,080,000	Progressive Corp. (The)	3.750	08/23/2021	1,096,352
1,261,000	Willis Towers Watson PLC	5.750	03/15/2021	1,331,942

				15,044,136

	Internet—0.6%
1,780,000	Alphabet, Inc.	3.625	05/19/2021	1,830,504
2,176,000	Amazon.Com, Inc.	3.300	12/05/2021	2,207,135
1,542,000	eBay, Inc.	2.875	08/01/2021	1,528,389

				5,566,028

	Iron/Steel—0.3%
2,632,000	Arcelormittal (Luxembourg)	5.750	03/01/2021	2,743,860

	Machinery-Construction & Mining—0.5%
2,105,000	Caterpillar Financial Services Corp.	1.700	08/09/2021	2,018,297
2,647,000	Caterpillar, Inc.	3.900	05/27/2021	2,721,629

				4,739,926

	Machinery-Diversified—0.9%
1,793,000	Cnh Industrial Capital LLC	4.875	04/01/2021	1,851,272
895,000	John Deere Capital Corp.	2.550	01/08/2021	887,672
1,041,000	John Deere Capital Corp., MTN	2.800	03/04/2021	1,035,319
1,247,000	John Deere Capital Corp., MTN	3.900	07/12/2021	1,279,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Machinery-Diversified (continued)
$946,000	John Deere Capital Corp., MTN	3.150%	10/15/2021	$950,423
1,037,000	Roper Technologies, Inc.	2.800	12/15/2021	1,020,276
1,313,000	Xylem, Inc.	4.875	10/01/2021	1,378,030

				8,402,696

	Media—2.5%
2,193,000	21st Century Fox America, Inc.	4.500	02/15/2021	2,268,712
1,312,000	Discovery Communications LLC	4.375	06/15/2021	1,348,410
4,397,000	Nbcuniversal Media LLC	4.375	04/01/2021	4,542,668
1,605,000	Time Warner Cable LLC	4.125	02/15/2021	1,622,148
1,971,000	Time Warner Cable LLC	4.000	09/01/2021	1,983,531
2,178,000	Time Warner, Inc.	4.700	01/15/2021	2,255,155
2,289,000	Time Warner, Inc.	4.750	03/29/2021	2,380,406
1,030,000	Viacom, Inc.	4.500	03/01/2021	1,059,612
1,251,000	Viacom, Inc.	3.875	12/15/2021	1,260,824
1,875,000	Walt Disney Co. (The), GMTN	2.300	02/12/2021	1,850,567
1,103,000	Walt Disney Co. (The), MTN	3.750	06/01/2021	1,127,221
1,550,000	Walt Disney Co. (The)	2.750	08/16/2021	1,542,134

				23,241,388

	Mining—0.4%
1,548,000	Barrick North America Finance LLC (Canada)	4.400	05/30/2021	1,604,853
1,262,000	Goldcorp, Inc. (Canada)	3.625	06/09/2021	1,266,481
1,086,000	Kinross Gold Corp. (Canada)	5.125	09/01/2021	1,121,306

				3,992,640

	Miscellaneous Manufacturing—1.1%
1,286,000	3M Co., MTN	1.625	09/19/2021	1,236,339
2,549,000	General Electric Co., GMTN	4.625	01/07/2021	2,640,999
2,565,000	General Electric Co., GMTN	5.300	02/11/2021	2,688,564
3,818,000	General Electric Co., GMTN	4.650	10/17/2021	3,987,079

				10,552,981

	Office/Business Equipment—0.4%
1,364,000	Pitney Bowes, Inc.	3.625	10/01/2021	1,265,110
2,382,000	Xerox Corp.	4.500	05/15/2021	2,422,385

				3,687,495

	Oil & Gas—4.9%
1,898,000	Anadarko Petroleum Corp.	4.850	03/15/2021	1,967,043
1,115,000	Apache Corp.	3.625	02/01/2021	1,122,831
3,265,000	BP Capital Markets PLC (United Kingdom)	4.742	03/11/2021	3,421,859
1,994,000	BP Capital Markets PLC (United Kingdom)	2.112	09/16/2021	1,938,581
2,034,000	BP Capital Markets PLC (United Kingdom)	3.561	11/01/2021	2,065,312
1,154,000	Canadian Natural Resources Ltd. (Canada)	3.450	11/15/2021	1,159,808
2,841,000	Chevron Corp.	2.100	05/16/2021	2,780,096
1,439,000	Devon Energy Corp.	4.000	07/15/2021	1,464,231
1,154,000	EnCana Corp. (Canada)	3.900	11/15/2021	1,166,656
1,660,000	EOG Resources, Inc.	4.100	02/01/2021	1,698,872
1,552,000	EQT Corp.	4.875	11/15/2021	1,611,851
5,518,000	Exxon Mobil Corp.	2.222	03/01/2021	5,442,039
2,252,000	Marathon Petroleum Corp.	5.125	03/01/2021	2,358,588
2,018,000	Noble Energy, Inc.	4.150	12/15/2021	2,059,843
3,281,000	Occidental Petroleum Corp., Series 1	4.100	02/01/2021	3,371,657
1,455,000	Pioneer Natural Resources Co.	3.450	01/15/2021	1,465,531
3,157,000	Shell International Finance BV (Netherlands)	1.875	05/10/2021	3,063,735
2,206,000	Shell International Finance BV (Netherlands)	1.750	09/12/2021	2,127,837
2,390,000	Total Capital International SA (France)	2.750	06/19/2021	2,377,565
828,000	Total Capital SA (France)	4.125	01/28/2021	852,362
1,249,000	Total Capital SA (France)	4.250	12/15/2021	1,296,203

				44,812,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas Services—0.2%
$988,000	Baker Hughes a GE Co. LLC	3.200%	08/15/2021	$992,710
936,000	Halliburton Co.	3.250	11/15/2021	941,903

				1,934,613

	Pharmaceuticals—4.6%
4,179,000	AbbVie, Inc.	2.300	05/14/2021	4,079,104
1,251,000	AmerisourceBergen Corp.	3.500	11/15/2021	1,258,211
1,152,000	CVS Health Corp.	4.125	05/15/2021	1,180,457
3,990,000	CVS Health Corp.	2.125	06/01/2021	3,859,370
1,267,000	Express Scripts Holding Co.	3.300	02/25/2021	1,266,161
2,425,000	Express Scripts Holding Co.	4.750	11/15/2021	2,517,645
2,195,000	Johnson & Johnson	1.650	03/01/2021	2,137,794
1,321,000	McKesson Corp.	4.750	03/01/2021	1,365,218
3,084,000	Merck & Co., Inc.	3.875	01/15/2021	3,161,713
4,802,000	Mylan NV	3.150	06/15/2021	4,753,787
700,000	Perrigo Finance Unlimited Co.	3.500	12/15/2021	695,744
2,418,000	Pfizer, Inc.	1.950	06/03/2021	2,356,552
2,090,000	Pfizer, Inc.	2.200	12/15/2021	2,045,231
4,470,000	Sanofi (France)	4.000	03/29/2021	4,611,344
7,432,000	Shire Acquisitions Investments Ireland DAC	2.400	09/23/2021	7,160,438

				42,448,769

	Pipelines—2.5%
1,673,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250	01/15/2025	1,721,099
1,537,000	Buckeye Partners LP	4.875	02/01/2021	1,573,515
1,079,000	Enbridge Energy Partners LP	4.200	09/15/2021	1,095,780
1,732,000	Energy Transfer Partners LP	4.650	06/01/2021	1,781,332
1,051,000	Enterprise Products Operating LLC	2.850	04/15/2021	1,042,858
1,675,000	Kinder Morgan Energy Partners LP	3.500	03/01/2021	1,676,610
980,000	Kinder Morgan Energy Partners LP	5.000	10/01/2021	1,021,001
1,442,000	Magellan Midstream Partners LP	4.250	02/01/2021	1,478,380
1,780,000	Plains All American Pipeline LP/PAA Finance Corp.	5.000	02/01/2021	1,840,924
6,200,000	Sabine Pass Liquefaction LLC	5.625	02/01/2021	6,504,312
1,037,000	Sunoco Logistics Partners Operations LP	4.400	04/01/2021	1,058,460
882,000	Western Gas Partners LP	5.375	06/01/2021	917,775
1,161,000	Williams Partners LP	4.000	11/15/2021	1,175,176

				22,887,222

	REITs—2.7%
1,559,000	American Tower Corp.	3.300	02/15/2021	1,558,028
1,454,000	American Tower Corp.	3.450	09/15/2021	1,453,939
1,294,000	American Tower Corp.	5.900	11/01/2021	1,393,554
1,646,000	Boston Properties LP	4.125	05/15/2021	1,683,324
1,995,000	Crown Castle International Corp.	3.400	02/15/2021	2,006,073
1,464,000	Crown Castle International Corp.	2.250	09/01/2021	1,412,954
1,574,000	ERP Operating LP	4.625	12/15/2021	1,638,892
2,821,000	HCP, Inc.	5.375	02/01/2021	2,951,924
1,014,000	Kimco Realty Corp.	3.200	05/01/2021	1,011,934
1,037,000	Mpt Operating Partnership LP / Mpt Finance Corp.	5.250	08/01/2026	1,011,075
1,508,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/2021	1,544,267
2,540,000	Simon Property Group LP	4.375	03/01/2021	2,618,705
1,038,000	Simon Property Group LP	2.500	07/15/2021	1,017,461
1,200,000	Simon Property Group LP	4.125	12/01/2021	1,232,543
1,149,000	Ventas Realty LP/Ventas Capital Corp.	4.750	06/01/2021	1,192,085
1,103,000	Weyerhaeuser Co.	4.700	03/15/2021	1,144,855

				24,871,613

	Retail—3.0%
1,413,000	Best Buy Co., Inc.	5.500	03/15/2021	1,487,988
2,195,000	Costco Wholesale Corp.	2.150	05/18/2021	2,152,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$2,861,000	Gap, Inc. (The)	5.950%	04/12/2021	$2,999,361
2,942,000	Home Depot, Inc. (The)	2.000	04/01/2021	2,880,966
2,120,000	Home Depot, Inc. (The)	4.400	04/01/2021	2,205,562
1,664,000	Kohl’s Corp.	4.000	11/01/2021	1,683,863
846,000	Lowe’s Cos., Inc.	3.750	04/15/2021	863,660
886,000	Lowe’s Cos., Inc.	3.800	11/15/2021	908,204
1,242,000	Macy’s Retail Holdings, Inc.	3.450	01/15/2021	1,237,843
1,261,000	Nordstrom, Inc.	4.000	10/15/2021	1,273,771
1,245,000	O’Reilly Automotive, Inc.	4.875	01/14/2021	1,300,707
1,787,000	Starbucks Corp.	2.100	02/04/2021	1,750,202
1,550,000	TJX Cos., Inc. (The)	2.750	06/15/2021	1,544,122
2,852,000	Walgreens Boots Alliance, Inc.	3.300	11/18/2021	2,853,440
2,230,000	Walmart, Inc.	4.250	04/15/2021	2,316,925

				27,458,974

	Semiconductors—1.7%
1,611,000	Applied Materials, Inc.	4.300	06/15/2021	1,672,440
1,163,000	Intel Corp.	1.700	05/19/2021	1,124,726
4,422,000	Intel Corp.	3.300	10/01/2021	4,483,758
1,384,000	KLA-Tencor Corp.	4.125	11/01/2021	1,416,784
1,988,000	Lam Research Corp.	2.800	06/15/2021	1,967,810
2,596,000	NVIDIA Corp.	2.200	09/16/2021	2,531,196
1,539,000	Texas Instruments, Inc.	2.750	03/12/2021	1,538,672
1,156,000	Xilinx, Inc.	3.000	03/15/2021	1,152,999

				15,888,385

	Software—2.6%
1,263,000	Activision Blizzard, Inc.	2.300	09/15/2021	1,227,474
1,539,000	Electronic Arts, Inc.	3.700	03/01/2021	1,564,527
1,613,000	Fidelity National Information Services, Inc.	2.250	08/15/2021	1,558,567
1,162,000	Microsoft Corp.	4.000	02/08/2021	1,202,837
6,071,000	Microsoft Corp.	1.550	08/08/2021	5,841,741
3,320,000	Oracle Corp.	2.800	07/08/2021	3,310,894
9,643,000	Oracle Corp.	1.900	09/15/2021	9,334,084

				24,040,124

	Telecommunications—5.4%
2,065,000	AT&T, Inc.	4.600	02/15/2021	2,130,409
4,193,000	AT&T, Inc.	2.800	02/17/2021	4,146,079
2,814,000	AT&T, Inc.	5.000	03/01/2021	2,940,608
2,822,000	AT&T, Inc.	4.450	05/15/2021	2,914,449
3,164,000	AT&T, Inc.	3.875	08/15/2021	3,220,090
5,848,000	Cisco Systems, Inc.	2.200	02/28/2021	5,745,985
1,304,000	Cisco Systems, Inc.	2.900	03/04/2021	1,306,271
4,605,000	Cisco Systems, Inc.	1.850	09/20/2021	4,449,062
2,284,000	Orange SA (France)	4.125	09/14/2021	2,355,835
1,977,000	Qwest Corp.	6.750	12/01/2021	2,130,126
3,134,000	Telefonica Emisiones Sau (Spain)	5.462	02/16/2021	3,306,760
2,088,000	Verizon Communications, Inc.	3.450	03/15/2021	2,110,853
3,031,000	Verizon Communications, Inc.	4.600	04/01/2021	3,152,675
1,898,000	Verizon Communications, Inc.	1.750	08/15/2021	1,815,219
2,944,000	Verizon Communications, Inc.	3.000	11/01/2021	2,931,178
3,948,000	Verizon Communications, Inc.	3.500	11/01/2021	3,976,708
835,000	Vodafone Group PLC (United Kingdom)	4.375	03/16/2021	860,885

				49,493,192

	Transportation—0.6%
1,435,000	Norfolk Southern Corp.	3.250	12/01/2021	1,437,534
1,115,000	Union Pacific Corp.	4.000	02/01/2021	1,140,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Transportation (continued)
$3,252,000	United Parcel Service, Inc.	3.125%	01/15/2021	$3,275,691

				5,853,854

	Total Corporate Bonds (Cost $908,089,028)			893,140,089

Number of Shares
	Money Market Fund—0.2%
2,259,079	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(a) (Cost $2,259,079)			2,259,079

	Total Investments in Securities (Cost $910,348,107)—97.1%			895,399,168
	Other assets less liabilities—2.9%			26,304,352

	Net Assets—100.0%			$921,703,520

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Schedule of Investments

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.5%
	Advertising—0.5%
$2,738,000	Omnicom Group, Inc./Omnicom Capital, Inc.	3.625%	05/01/2022	$2,740,086
1,028,000	WPP Finance 2010 (United Kingdom)	3.625	09/07/2022	1,021,286

				3,761,372

	Aerospace/Defense—1.7%
1,300,000	Arconic, Inc.	5.870	02/23/2022	1,365,130
2,032,000	General Dynamics Corp.	2.250	11/15/2022	1,953,627
2,420,000	Raytheon Co.	2.500	12/15/2022	2,352,592
2,139,000	Rockwell Collins, Inc.	2.800	03/15/2022	2,093,614
1,076,000	United Technologies Corp.	2.300	05/04/2022	1,038,833
4,570,000	United Technologies Corp.	3.100	06/01/2022	4,526,375

				13,330,171

	Agriculture—1.3%
3,867,000	Altria Group, Inc.	2.850	08/09/2022	3,792,840
1,061,000	Philip Morris International, Inc.	2.625	02/18/2022	1,038,033
1,482,000	Philip Morris International, Inc.	2.375	08/17/2022	1,426,489
1,391,000	Philip Morris International, Inc.	2.500	08/22/2022	1,345,171
2,246,000	Reynolds American, Inc. (United Kingdom)	4.000	06/12/2022	2,274,230

				9,876,763

	Airlines—0.3%
2,022,000	Delta Air Lines, Inc.	3.625	03/15/2022	2,011,724

	Auto Manufacturers—2.5%
1,500,000	Ford Motor Credit Co. LLC	3.219	01/09/2022	1,478,533
1,900,000	Ford Motor Credit Co. LLC	3.339	03/28/2022	1,873,614
2,200,000	Ford Motor Credit Co. LLC	4.250	09/20/2022	2,234,283
2,564,000	General Motors Financial Co., Inc.	3.450	01/14/2022	2,543,374
2,581,000	General Motors Financial Co., Inc.	3.450	04/10/2022	2,557,236
2,440,000	General Motors Financial Co., Inc.	3.150	06/30/2022	2,383,144
2,394,000	Toyota Motor Credit Corp., MTN	2.600	01/11/2022	2,354,607
2,157,000	Toyota Motor Credit Corp., MTN	3.300	01/12/2022	2,173,713
1,142,000	Toyota Motor Credit Corp., GMTN	2.800	07/13/2022	1,127,813

				18,726,317

	Banks—24.6%
2,200,000	Banco Santander SA (Spain)	3.500	04/11/2022	2,157,887
4,387,000	Bank of America Corp.	5.700	01/24/2022	4,748,282
4,190,000	Bank of America Corp., MTN	2.503	10/21/2022	4,022,430
1,999,000	Bank of Montreal, MTN (Canada)	2.550	11/06/2022	1,935,072
2,307,000	Bank of New York Mellon Corp. (The), MTN	2.600	02/07/2022	2,261,629
3,000,000	Bank of Nova Scotia (The) (Canada)	2.700	03/07/2022	2,937,894
7,550,000	Barclays Bank PLC (United Kingdom)	7.625	11/21/2022	8,205,906
2,036,000	BB&T Corp., MTN	2.750	04/01/2022	1,996,880
1,900,000	Branch Banking & Trust Co.	2.625	01/15/2022	1,858,073
1,804,000	Canadian Imperial Bank of Commerce (Canada)	2.550	06/16/2022	1,757,165
1,837,000	Capital One Financial Corp.	3.050	03/09/2022	1,803,480
2,100,000	Capital One NA, BKNT	2.650	08/08/2022	2,022,228
5,279,000	Citigroup, Inc.	4.500	01/14/2022	5,480,664
4,498,000	Citigroup, Inc.	2.750	04/25/2022	4,381,554
1,780,000	Citigroup, Inc.	4.050	07/30/2022	1,807,233
1,000,000	Citizens Bank NA/Providence Ri	2.650	05/26/2022	970,884
1,300,000	Compass Bank, BKNT	2.875	06/29/2022	1,258,430
2,000,000	Cooperatieve Rabobank Ua (Netherlands)	2.750	01/10/2022	1,962,851
6,772,000	Cooperatieve Rabobank Ua, MTN (Netherlands)	3.875	02/08/2022	6,901,636
3,200,000	Cooperatieve Rabobank Ua (Netherlands)	3.950	11/09/2022	3,196,239
947,000	Fifth Third Bancorp	3.500	03/15/2022	952,192
1,291,000	Fifth Third Bancorp	2.600	06/15/2022	1,256,228
1,000,000	First Republic Bank	2.500	06/06/2022	967,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$9,278,000	Goldman Sachs Group, Inc. (The)	5.750%	01/24/2022	$9,990,240
6,594,000	Goldman Sachs Group, Inc. (The)	3.000	04/26/2022	6,485,609
5,600,000	HSBC Holdings PLC (United Kingdom)	2.650	01/05/2022	5,439,904
1,874,000	HSBC Holdings PLC (United Kingdom)	4.875	01/14/2022	1,958,185
4,214,000	HSBC Holdings PLC (United Kingdom)	4.000	03/30/2022	4,288,850
2,179,000	Huntington Bancshares, Inc.	2.300	01/14/2022	2,101,229
1,300,000	Huntington National Bank (The), BKNT	2.500	08/07/2022	1,255,180
3,000,000	ING Groep NV (Netherlands)	3.150	03/29/2022	2,950,657
6,789,000	JPMorgan Chase & Co.	4.500	01/24/2022	7,059,913
6,562,000	JPMorgan Chase & Co.	3.250	09/23/2022	6,513,164
1,000,000	Keybank NA/Cleveland Oh, BKNT	2.400	06/09/2022	967,754
3,100,000	Lloyds Banking Group PLC (United Kingdom)	3.000	01/11/2022	3,035,657
1,700,000	Manufacturers & Traders Trust Co., BKNT	2.500	05/18/2022	1,652,516
1,828,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.998	02/22/2022	1,801,373
4,165,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.665	07/25/2022	4,035,396
3,400,000	Mizuho Financial Group, Inc. (Japan)	2.953	02/28/2022	3,331,783
6,621,000	Morgan Stanley, GMTN	2.750	05/19/2022	6,459,331
3,911,000	Morgan Stanley, GMTN	4.875	11/01/2022	4,085,039
935,000	Northern Trust Corp.	2.375	08/02/2022	910,036
2,400,000	PNC Bank NA, BKNT	2.625	02/17/2022	2,349,980
1,295,000	PNC Bank NA, BKNT	2.450	07/28/2022	1,251,480
2,450,000	PNC Bank NA, BKNT	2.700	11/01/2022	2,366,879
1,880,000	PNC Financial Services Group, Inc. (The)	3.300	03/08/2022	1,880,585
1,048,000	PNC Financial Services Group, Inc. (The)	2.854	11/09/2022	1,025,492
1,906,000	Regions Financial Corp.	2.750	08/14/2022	1,849,150
2,617,000	Royal Bank of Canada, GMTN (Canada)	2.750	02/01/2022	2,576,020
4,807,000	Royal Bank of Scotland Group PLC (United Kingdom)	6.125	12/15/2022	5,094,978
700,000	Skandinaviska Enskilda Banken AB (Sweden)	2.800	03/11/2022	686,498
1,535,000	Sumitomo Mitsui Banking Corp. (Japan)	3.200	07/18/2022	1,525,502
1,569,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.846	01/11/2022	1,539,242
4,221,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.784	07/12/2022	4,106,536
2,213,000	SunTrust Bank/Atlanta Ga, BKNT	2.450	08/01/2022	2,137,167
1,757,000	SunTrust Banks, Inc.	2.700	01/27/2022	1,719,808
1,500,000	Synchrony Bank	3.000	06/15/2022	1,449,377
1,807,000	U.S. Bancorp, MTN	3.000	03/15/2022	1,797,339
4,000,000	UBS AG/Stamford Ct (Switzerland)	7.625	08/17/2022	4,460,000
2,495,000	US Bancorp, MTN	2.950	07/15/2022	2,449,627
2,616,000	US Bancorp, Series V, MTN	2.625	01/24/2022	2,578,654
5,167,000	Wells Fargo & Co., GMTN	3.500	03/08/2022	5,179,990

				187,188,600

	Beverages—3.0%
5,306,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	3.750	01/15/2022	5,406,354
6,128,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	2.500	07/15/2022	5,944,739
1,061,000	Coca-Cola Co. (The)	2.200	05/25/2022	1,034,994
1,066,000	Constellation Brands, Inc.	2.700	05/09/2022	1,038,873
2,230,000	Diageo Investment Corp. (United Kingdom)	2.875	05/11/2022	2,205,325
1,285,000	Molson Coors Brewing Co.	3.500	05/01/2022	1,284,492
2,461,000	PepsiCo, Inc.	2.750	03/05/2022	2,445,587
1,612,000	PepsiCo, Inc.	2.250	05/02/2022	1,563,749
1,670,000	PepsiCo, Inc.	3.100	07/17/2022	1,675,256

				22,599,369

	Biotechnology—1.9%
1,236,000	Amgen, Inc.	2.700	05/01/2022	1,207,866
2,980,000	Amgen, Inc.	2.650	05/11/2022	2,897,170
1,479,000	Amgen, Inc.	3.625	05/15/2022	1,490,979
2,087,000	Biogen, Inc.	3.625	09/15/2022	2,097,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Biotechnology (continued)
$1,980,000	Celgene Corp.	3.250%	08/15/2022	$1,947,986
1,892,000	Celgene Corp.	3.550	08/15/2022	1,887,575
1,040,000	Gilead Sciences, Inc.	1.950	03/01/2022	994,673
2,261,000	Gilead Sciences, Inc.	3.250	09/01/2022	2,261,071

				14,784,917

	Building Materials—0.2%
1,269,000	Owens Corning	4.200	12/15/2022	1,292,596

	Chemicals—1.5%
836,000	Celanese US Holdings LLC	4.625	11/15/2022	864,139
2,678,000	Dow Chemical Co. (The)	3.000	11/15/2022	2,638,333
1,679,000	Eastman Chemical Co.	3.600	08/15/2022	1,682,857
1,103,000	Nutrien Ltd. (Canada)	3.150	10/01/2022	1,079,816
1,254,000	Praxair, Inc.	2.450	02/15/2022	1,228,414
776,000	Praxair, Inc.	2.200	08/15/2022	746,640
2,782,000	Sherwin-Williams Co. (The)	2.750	06/01/2022	2,712,612
630,000	Syngenta Finance NV (Switzerland)	3.125	03/28/2022	601,286

				11,554,097

	Commercial Services—0.7%
1,023,000	Block Financial LLC	5.500	11/01/2022	1,073,091
1,243,000	Catholic Health Initiatives	2.950	11/01/2022	1,207,409
1,062,000	Ecolab, Inc.	2.375	08/10/2022	1,028,412
1,003,000	Equifax, Inc.	3.300	12/15/2022	989,149
1,303,000	Moody’s Corp.	4.500	09/01/2022	1,356,570

				5,654,631

	Computers—2.6%
2,928,000	Apple, Inc.	2.500	02/09/2022	2,879,257
2,442,000	Apple, Inc.	2.150	02/09/2022	2,377,314
1,932,000	Apple, Inc.	2.300	05/11/2022	1,882,891
2,453,000	Apple, Inc.	2.700	05/13/2022	2,430,273
2,907,000	Hewlett Packard Enterprise Co.	4.400	10/15/2022	3,003,141
1,129,000	Hp, Inc.	4.050	09/15/2022	1,155,517
2,100,000	International Business Machines Corp.	2.500	01/27/2022	2,068,433
2,100,000	International Business Machines Corp.	1.875	08/01/2022	1,997,879
2,150,000	International Business Machines Corp.	2.875	11/09/2022	2,124,750

				19,919,455

	Cosmetics/Personal Care—0.7%
1,073,000	Colgate-Palmolive Co., MTN	2.300	05/03/2022	1,047,800
2,226,000	Procter & Gamble Co. (The)	2.300	02/06/2022	2,181,540
1,800,000	Unilever Capital Corp. (United Kingdom)	2.200	05/05/2022	1,738,901

				4,968,241

	Diversified Financial Services—4.2%
2,200,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	3.950	02/01/2022	2,210,884
1,000,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	3.500	05/26/2022	984,365
1,200,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	4.625	07/01/2022	1,233,020
1,336,000	Air Lease Corp.	3.750	02/01/2022	1,344,248
1,066,000	Air Lease Corp.	2.625	07/01/2022	1,025,708
3,592,000	American Express Co.	2.500	08/01/2022	3,457,447
2,522,000	American Express Co.	2.650	12/02/2022	2,436,923
3,541,000	American Express Credit Corp., MTN	2.700	03/03/2022	3,475,700
2,113,000	BlackRock, Inc.	3.375	06/01/2022	2,139,651
1,806,000	CME Group, Inc.	3.000	09/15/2022	1,788,730
1,066,000	Discover Financial Services	3.850	11/21/2022	1,064,285
1,144,000	International Lease Finance Corp.	8.625	01/15/2022	1,323,126
1,777,000	International Lease Finance Corp.	5.875	08/15/2022	1,908,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Diversified Financial Services (continued)
$1,482,000	ORIX Corp. (Japan)	2.900%	07/18/2022	$1,443,338
1,666,000	TD Ameritrade Holding Corp.	2.950	04/01/2022	1,649,563
4,688,000	Visa, Inc.	2.800	12/14/2022	4,628,186

				32,113,197

	Electric—2.0%
1,057,000	Alabama Power Co., Series 17A	2.450	03/30/2022	1,029,958
1,063,000	CenterPoint Energy, Inc.	2.500	09/01/2022	1,027,402
1,201,000	Duke Energy Corp.	3.050	08/15/2022	1,187,608
1,062,000	Duke Energy Corp.	2.400	08/15/2022	1,025,309
950,000	Duke Energy Progress LLC	2.800	05/15/2022	940,131
1,500,000	Entergy Corp.	4.000	07/15/2022	1,530,010
2,360,000	Exelon Corp.	3.497	06/01/2022	2,342,312
975,000	Exelon Generation Co. LLC	3.400	03/15/2022	971,833
1,125,000	Exelon Generation Co. LLC	4.250	06/15/2022	1,155,872
965,000	FirstEnergy Corp., Series A	2.850	07/15/2022	938,864
1,539,000	Oncor Electric Delivery Co. LLC	7.000	09/01/2022	1,760,354
1,013,000	Sempra Energy	2.875	10/01/2022	992,176

				14,901,829

	Electronics—0.6%
1,260,000	Amphenol Corp.	4.000	02/01/2022	1,279,661
1,223,000	Jabil, Inc.	4.700	09/15/2022	1,263,481
1,245,000	Tech Data Corp.	3.700	02/15/2022	1,230,184
843,000	Tyco Electronics Group SA (Switzerland)	3.500	02/03/2022	851,937

				4,625,263

	Environmental Control—0.4%
1,958,000	Republic Services, Inc.	3.550	06/01/2022	1,972,694
1,023,000	Waste Management, Inc.	2.900	09/15/2022	1,006,981

				2,979,675

	Food—1.5%
4,254,000	Kraft Heinz Foods Co.	3.500	06/06/2022	4,245,173
2,178,000	Kraft Heinz Foods Co.	3.500	07/15/2022	2,168,830
1,085,000	Kroger Co. (The)	3.400	04/15/2022	1,085,512
1,585,000	McCormick & Co., Inc.	2.700	08/15/2022	1,535,323
1,985,000	Tyson Foods, Inc.	4.500	06/15/2022	2,059,641

				11,094,479

	Forest Products & Paper—0.2%
1,483,000	International Paper Co.	4.750	02/15/2022	1,548,735

	Hand/Machine Tools—0.2%
1,644,000	Stanley Black & Decker, Inc.	2.900	11/01/2022	1,621,892

	Healthcare-Products—2.2%
1,555,000	Abbott Laboratories	2.550	03/15/2022	1,511,975
3,812,000	Becton Dickinson & Co.	2.894	06/06/2022	3,708,716
890,000	Boston Scientific Corp.	3.375	05/15/2022	886,906
1,306,000	Covidien International Finance SA	3.200	06/15/2022	1,305,350
5,154,000	Medtronic, Inc.	3.150	03/15/2022	5,160,668
1,577,000	Medtronic, Inc.	3.125	03/15/2022	1,574,522
1,529,000	Thermo Fisher Scientific, Inc.	3.300	02/15/2022	1,527,575
1,383,000	Zimmer Biomet Holdings, Inc.	3.150	04/01/2022	1,364,691

				17,040,403

	Healthcare-Services—2.1%
2,245,000	Aetna, Inc.	2.750	11/15/2022	2,176,333
1,571,000	Anthem, Inc.	3.125	05/15/2022	1,552,406
1,858,000	Cigna Corp.	4.000	02/15/2022	1,893,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Healthcare-Services (continued)
$2,954,000	HCA, Inc.	5.875%	03/15/2022	$3,112,778
1,437,000	Humana, Inc.	3.150	12/01/2022	1,418,210
885,000	Laboratory Corp. of America Holdings	3.200	02/01/2022	877,506
877,000	Laboratory Corp. of America Holdings	3.750	08/23/2022	886,432
2,212,000	UnitedHealth Group, Inc.	2.875	03/15/2022	2,192,991
1,910,000	UnitedHealth Group, Inc.	3.350	07/15/2022	1,925,586

				16,035,509

	Home Builders—0.2%
1,166,000	NVR, Inc.	3.950	09/15/2022	1,182,267

	Household Products/Wares—0.2%
1,449,000	Clorox Co. (The)	3.050	09/15/2022	1,447,082

	Insurance—1.7%
2,896,000	American International Group, Inc.	4.875	06/01/2022	3,041,866
1,626,000	Berkshire Hathaway Finance Corp.	3.000	05/15/2022	1,630,552
1,169,000	Berkshire Hathaway, Inc.	3.400	01/31/2022	1,191,556
2,980,000	Chubb Ina Holdings, Inc.	2.875	11/03/2022	2,939,966
1,828,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/2022	1,947,529
1,076,000	Marsh & McLennan Cos., Inc.	2.750	01/30/2022	1,052,509
1,080,000	MetLife, Inc.	3.048	12/15/2022	1,065,397

				12,869,375

	Internet—0.9%
3,413,000	Amazon.com, Inc.	2.500	11/29/2022	3,334,121
1,668,000	eBay, Inc.	3.800	03/09/2022	1,692,213
1,929,000	eBay, Inc.	2.600	07/15/2022	1,868,767

				6,895,101

	Investment Companies—0.2%
1,366,000	Ares Capital Corp.	3.625	01/19/2022	1,342,528

	Iron/Steel—0.5%
2,358,000	Arcelormittal (Luxembourg)	6.500	02/25/2022	2,534,850
1,230,000	Nucor Corp.	4.125	09/15/2022	1,275,217

				3,810,067

	Lodging—0.4%
1,591,000	Marriott International, Inc.	2.300	01/15/2022	1,529,476
1,348,000	Wyndham Worldwide Corp.	4.250	03/01/2022	1,346,601

				2,876,077

	Machinery-Construction & Mining—0.7%
2,720,000	ABB Finance USA, Inc. (Switzerland)	2.875	05/08/2022	2,693,801
1,024,000	Caterpillar Financial Services Corp., MTN	2.850	06/01/2022	1,012,476
1,068,000	Caterpillar Financial Services Corp., MTN	2.400	06/06/2022	1,039,436
885,000	Caterpillar, Inc.	2.600	06/26/2022	863,898

				5,609,611

	Machinery-Diversified—1.0%
1,060,000	Cnh Industrial Capital LLC	4.375	04/05/2022	1,079,560
2,128,000	Deere & Co.	2.600	06/08/2022	2,085,315
1,042,000	Flowserve Corp.	3.500	09/15/2022	1,025,295
1,191,000	John Deere Capital Corp., MTN	2.650	01/06/2022	1,175,364
906,000	John Deere Capital Corp., MTN	2.750	03/15/2022	892,340
1,583,000	Roper Technologies, Inc.	3.125	11/15/2022	1,557,491

				7,815,365

	Media—3.3%
2,252,000	21st Century Fox America, Inc.	3.000	09/15/2022	2,209,498
1,587,000	CBS Corp.	3.375	03/01/2022	1,578,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$6,341,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.464%	07/23/2022	$6,479,318
2,288,000	Comcast Cable Communications Holdings, Inc.	9.455	11/15/2022	2,842,941
1,353,000	Comcast Corp.	1.625	01/15/2022	1,278,717
2,307,000	Comcast Corp.	3.125	07/15/2022	2,278,272
1,067,000	Discovery Communications LLC	3.300	05/15/2022	1,051,432
2,214,000	Relx Capital, Inc. (United Kingdom)	3.125	10/15/2022	2,172,670
1,068,000	Time Warner, Inc.	4.000	01/15/2022	1,088,119
1,002,000	Time Warner, Inc.	3.400	06/15/2022	998,932
975,000	Walt Disney Co. (The), MTN	2.450	03/04/2022	955,954
1,986,000	Walt Disney Co. (The), GMTN	2.350	12/01/2022	1,921,712

				24,856,036

	Mining—0.3%
2,042,000	Newmont Mining Corp.	3.500	03/15/2022	2,038,992

	Miscellaneous Manufacturing—1.7%
1,468,000	3M Co., GMTN	2.000	06/26/2022	1,419,091
3,485,000	Eaton Corp.	2.750	11/02/2022	3,403,881
2,167,000	General Electric Co., GMTN	3.150	09/07/2022	2,140,759
6,308,000	General Electric Co.	2.700	10/09/2022	6,135,017

				13,098,748

	Oil & Gas—5.3%
1,811,000	Apache Corp.	3.250	04/15/2022	1,794,764
2,578,000	BP Capital Markets PLC (United Kingdom)	3.062	03/17/2022	2,570,042
3,428,000	BP Capital Markets PLC (United Kingdom)	3.245	05/06/2022	3,432,337
2,108,000	BP Capital Markets PLC (United Kingdom)	2.500	11/06/2022	2,045,232
1,110,000	Cenovus Energy, Inc. (Canada)	3.000	08/15/2022	1,067,906
1,525,000	Chevron Corp.	2.411	03/03/2022	1,495,755
1,269,000	Chevron Corp.	2.498	03/03/2022	1,247,065
4,018,000	Chevron Corp.	2.355	12/05/2022	3,894,997
1,912,000	ConocoPhillips Co.	2.400	12/15/2022	1,863,263
2,207,000	Devon Energy Corp.	3.250	05/15/2022	2,182,038
2,480,000	Exxon Mobil Corp.	2.397	03/06/2022	2,436,037
1,220,000	Husky Energy, Inc. (Canada)	3.950	04/15/2022	1,239,279
1,961,000	Marathon Oil Corp.	2.800	11/01/2022	1,889,324
1,021,000	Murphy Oil Corp.	4.000	06/01/2022	1,003,132
1,169,000	Murphy Oil Corp.	4.450	12/01/2022	1,154,388
1,630,000	Occidental Petroleum Corp.	3.125	02/15/2022	1,631,478
4,335,000	Phillips 66	4.300	04/01/2022	4,498,175
1,234,000	Pioneer Natural Resources Co.	3.950	07/15/2022	1,253,964
1,885,000	Shell International Finance BV (Netherlands)	2.375	08/21/2022	1,830,671
2,119,000	Total Capital International SA (France)	2.875	02/17/2022	2,103,897

				40,633,744

	Oil & Gas Services—0.3%
2,692,000	National Oilwell Varco, Inc.	2.600	12/01/2022	2,565,963

	Pharmaceuticals—6.5%
6,826,000	AbbVie, Inc.	2.900	11/06/2022	6,675,402
1,971,000	AbbVie, Inc.	3.200	11/06/2022	1,952,515
3,455,000	Allergan Finance LLC	3.250	10/01/2022	3,372,060
6,708,000	Allergan Funding SCS	3.450	03/15/2022	6,631,120
1,938,000	AstraZeneca PLC (United Kingdom)	2.375	06/12/2022	1,865,842
1,383,000	Bristol-Myers Squibb Co.	2.000	08/01/2022	1,334,242
2,458,000	Cardinal Health, Inc.	2.616	06/15/2022	2,366,397
3,255,000	CVS Health Corp.	3.500	07/20/2022	3,246,853
2,676,000	CVS Health Corp.	2.750	12/01/2022	2,576,905
1,507,000	Eli Lilly & Co.	2.350	05/15/2022	1,469,383
2,117,000	Express Scripts Holding Co.	3.900	02/15/2022	2,132,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pharmaceuticals (continued)
$4,213,000	GlaxoSmithKline Capital PLC (United Kingdom)	2.850%	05/08/2022	$4,161,872
1,987,000	Johnson & Johnson	2.250	03/03/2022	1,944,852
2,454,000	Merck & Co., Inc.	2.350	02/10/2022	2,399,801
1,906,000	Merck & Co., Inc.	2.400	09/15/2022	1,859,697
2,123,000	Novartis Capital Corp. (Switzerland)	2.400	05/17/2022	2,073,463
3,258,000	Novartis Capital Corp. (Switzerland)	2.400	09/21/2022	3,178,653

				49,241,362

	Pipelines—3.3%
1,389,991	Enbridge, Inc. (Canada)	2.900	07/15/2022	1,348,436
2,099,000	Energy Transfer Partners LP	5.200	02/01/2022	2,196,267
2,091,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875	03/01/2022	2,224,604
1,511,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.000	10/01/2022	1,567,910
1,247,000	Enterprise Products Operating LLC	4.050	02/15/2022	1,277,619
1,951,000	Kinder Morgan Energy Partners LP	3.950	09/01/2022	1,964,047
2,092,000	Oneok Partners LP	3.375	10/01/2022	2,074,116
1,161,000	ONEOK, Inc.	4.250	02/01/2022	1,186,658
1,715,000	Plains All American Pipeline LP / Paa Finance Corp.	3.650	06/01/2022	1,693,717
1,900,000	Sabine Pass Liquefaction LLC	6.250	03/15/2022	2,054,438
1,977,000	TransCanada PipeLines Ltd. (Canada)	2.500	08/01/2022	1,909,296
1,569,000	Western Gas Partners LP	4.000	07/01/2022	1,563,749
2,554,000	Williams Partners LP	3.600	03/15/2022	2,548,280
1,491,000	Williams Partners LP	3.350	08/15/2022	1,466,315

				25,075,452

	REITs—2.5%
1,343,000	Alexandria Real Estate Equities, Inc.	4.600	04/01/2022	1,393,643
1,247,000	American Tower Corp.	2.250	01/15/2022	1,197,352
1,333,000	American Tower Corp.	4.700	03/15/2022	1,384,314
1,288,000	Brixmor Operating Partnership LP	3.875	08/15/2022	1,289,431
1,939,000	Crown Castle International Corp.	4.875	04/15/2022	2,018,771
1,040,000	Digital Realty Trust LP	3.950	07/01/2022	1,055,897
1,204,000	Hcp, Inc.	4.000	12/01/2022	1,215,029
1,025,000	Hospitality Properties Trust	5.000	08/15/2022	1,057,439
944,000	Kimco Realty Corp.	3.400	11/01/2022	936,005
1,040,000	Simon Property Group LP	2.350	01/30/2022	1,005,586
1,445,000	Simon Property Group LP	3.375	03/15/2022	1,444,920
1,061,000	Simon Property Group LP	2.625	06/15/2022	1,030,612
1,275,000	Ventas Realty LP / Ventas Capital Corp.	4.250	03/01/2022	1,308,920
1,071,000	Ventas Realty LP / Ventas Capital Corp.	3.250	08/15/2022	1,053,860
1,392,000	Welltower, Inc.	5.250	01/15/2022	1,465,306

				18,857,085

	Retail—2.3%
1,210,000	Autozone, Inc.	3.700	04/15/2022	1,223,883
1,053,000	Costco Wholesale Corp.	2.250	02/15/2022	1,025,360
1,807,000	Costco Wholesale Corp.	2.300	05/18/2022	1,763,516
2,412,000	Home Depot, Inc. (The)	2.625	06/01/2022	2,379,009
1,360,000	Lowe’s Cos., Inc.	3.120	04/15/2022	1,367,907
1,065,000	Macy’s Retail Holdings, Inc.	3.875	01/15/2022	1,064,593
2,933,000	McDonald’s Corp., MTN	2.625	01/15/2022	2,899,016
990,000	Starbucks Corp.	2.700	06/15/2022	975,058
2,183,000	Target Corp.	2.900	01/15/2022	2,184,766
2,409,000	Walgreen Co.	3.100	09/15/2022	2,373,038

				17,256,146

	Savings & Loans—0.1%
925,000	People’s United Financial, Inc.	3.650	12/06/2022	930,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Semiconductors—1.5%
$1,403,000	Intel Corp.	2.350%	05/11/2022	$1,370,601
2,272,000	Intel Corp.	3.100	07/29/2022	2,284,369
2,925,000	Intel Corp.	2.700	12/15/2022	2,890,682
4,158,000	QUALCOMM, Inc.	3.000	05/20/2022	4,097,826
1,038,000	Texas Instruments, Inc.	1.850	05/15/2022	992,335

				11,635,813

	Software—3.0%
975,000	CA, Inc.	3.600	08/15/2022	976,913
1,383,000	Fiserv, Inc.	3.500	10/01/2022	1,386,240
3,771,000	Microsoft Corp.	2.400	02/06/2022	3,706,610
3,024,000	Microsoft Corp.	2.375	02/12/2022	2,971,049
2,289,000	Microsoft Corp.	2.650	11/03/2022	2,259,861
1,385,000	Microsoft Corp.	2.125	11/15/2022	1,342,931
5,303,000	Oracle Corp.	2.500	05/15/2022	5,197,893
5,031,000	Oracle Corp.	2.500	10/15/2022	4,917,818

				22,759,315

	Telecommunications—4.2%
3,178,000	AT&T, Inc.	3.000	02/15/2022	3,128,734
2,751,000	AT&T, Inc.	3.200	03/01/2022	2,722,515
2,606,000	AT&T, Inc.	3.800	03/15/2022	2,628,127
4,686,000	AT&T, Inc.	3.000	06/30/2022	4,581,807
2,444,000	AT&T, Inc.	2.625	12/01/2022	2,338,399
1,114,000	Cisco Systems, Inc.	3.000	06/15/2022	1,113,186
1,407,000	Motorola Solutions, Inc.	3.750	05/15/2022	1,404,949
2,278,000	Telefonaktiebolaget Lm Ericsson (Sweden)	4.125	05/15/2022	2,255,310
3,000,000	Verizon Communications, Inc.	2.946	03/15/2022	2,951,816
3,647,000	Verizon Communications, Inc.	3.125	03/16/2022	3,608,897
3,151,000	Verizon Communications, Inc.	2.450	11/01/2022	3,022,236
1,933,000	Vodafone Group PLC (United Kingdom)	2.500	09/26/2022	1,858,370

				31,614,346

	Textiles—0.2%
1,556,000	Cintas Corp. No. 2	2.900	04/01/2022	1,530,542

	Transportation—1.3%
1,488,000	Burlington Northern Santa Fe LLC	3.050	03/15/2022	1,478,531
1,326,000	Burlington Northern Santa Fe LLC	3.050	09/01/2022	1,316,627
1,090,000	FedEx Corp.	2.625	08/01/2022	1,060,529
1,227,000	Norfolk Southern Corp.	3.000	04/01/2022	1,216,664
1,463,000	Union Pacific Corp.	4.163	07/15/2022	1,517,836
1,076,000	United Parcel Service, Inc.	2.350	05/16/2022	1,050,368
2,242,000	United Parcel Service, Inc.	2.450	10/01/2022	2,184,648

				9,825,203

	Total Corporate Bonds (Cost $748,782,500)			733,395,546

Number of Shares
	Money Market Fund—1.9%
14,517,313	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(a) (Cost $14,517,313)			14,517,313

	Total Investments in Securities (Cost $763,299,813)—98.4%			747,912,859
	Other assets less liabilities—1.6%			12,507,634

	Net Assets—100.0%			$760,420,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

May 31, 2018

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Schedule of Investments

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.8%
	Advertising—0.2%
$841,000	Interpublic Group of Cos., Inc. (The)	3.750%	02/15/2023	$840,085

	Aerospace/Defense—0.9%
725,000	General Dynamics Corp.	1.875	08/15/2023	676,886
1,023,000	Lockheed Martin Corp.	3.100	01/15/2023	1,013,924
1,491,000	Northrop Grumman Corp.	3.250	08/01/2023	1,483,139

				3,173,949

	Agriculture—0.9%
829,000	Philip Morris International, Inc.	2.625	03/06/2023	800,740
814,000	Philip Morris International, Inc.	2.125	05/10/2023	767,111
660,000	Philip Morris International, Inc.	3.600	11/15/2023	665,279
907,000	Reynolds American, Inc. (United Kingdom)	4.850	09/15/2023	951,818

				3,184,948

	Apparel—0.2%
848,000	NIKE, Inc.	2.250	05/01/2023	813,359

	Auto Manufacturers—2.9%
1,400,000	Ford Motor Credit Co. LLC	3.096	05/04/2023	1,345,094
1,600,000	Ford Motor Credit Co. LLC	4.375	08/06/2023	1,621,304
2,158,000	General Motors Co.	4.875	10/02/2023	2,242,540
1,766,000	General Motors Financial Co., Inc.	3.700	05/09/2023	1,747,761
1,121,000	General Motors Financial Co., Inc.	4.250	05/15/2023	1,139,075
1,054,000	Toyota Motor Credit Corp., MTN	2.625	01/10/2023	1,025,690
988,000	Toyota Motor Credit Corp., MTN	2.250	10/18/2023	937,520

				10,058,984

	Banks—21.3%
5,970,000	Bank of America Corp., GMTN	3.300	01/11/2023	5,927,455
2,940,000	Bank of America Corp., GMTN	4.100	07/24/2023	3,011,243
1,703,000	Bank of New York Mellon Corp. (The), MTN	2.200	08/16/2023	1,611,537
2,300,000	Barclays PLC (United Kingdom)	3.684	01/10/2023	2,259,497
1,096,000	Capital One Financial Corp.	3.500	06/15/2023	1,077,789
1,779,000	Citigroup, Inc.	3.500	05/15/2023	1,759,239
1,281,000	Citigroup, Inc.	3.875	10/25/2023	1,290,563
2,400,000	Cooperatieve Rabobank UA (Netherlands)	4.625	12/01/2023	2,436,306
1,720,000	Discover Bank	4.200	08/08/2023	1,742,077
3,449,000	Goldman Sachs Group, Inc. (The)	3.625	01/22/2023	3,450,163
3,000,000	HSBC Holdings PLC (United Kingdom)	3.600	05/25/2023	2,992,584
2,127,000	JPMorgan Chase & Co.	2.972	01/15/2023	2,078,715
4,056,000	JPMorgan Chase & Co.	3.200	01/25/2023	4,003,914
2,936,000	JPMorgan Chase & Co.	3.375	05/01/2023	2,885,077
2,922,000	JPMorgan Chase & Co.	2.700	05/18/2023	2,808,118
500,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.527	09/13/2023	475,263
3,786,000	Morgan Stanley, GMTN	3.750	02/25/2023	3,804,728
2,717,000	Morgan Stanley, MTN	4.100	05/22/2023	2,752,209
900,000	PNC Bank NA	3.800	07/25/2023	909,389
1,100,000	PNC Bank NA, BKNT	2.950	01/30/2023	1,072,606
1,792,000	Royal Bank of Scotland Group PLC (United Kingdom)	6.100	06/10/2023	1,907,943
3,800,000	Royal Bank of Scotland Group PLC (United Kingdom)	3.875	09/12/2023	3,722,299
3,037,000	Royal Bank of Scotland Group PLC (United Kingdom)	6.000	12/19/2023	3,222,987
1,600,000	Santander UK Group Holdings PLC (United Kingdom)	3.571	01/10/2023	1,562,834
1,454,000	State Street Corp.	3.100	05/15/2023	1,438,393
1,484,000	State Street Corp.	3.700	11/20/2023	1,513,395
785,000	Sumitomo Mitsui Banking Corp. (Japan)	3.000	01/18/2023	768,821
800,000	Sumitomo Mitsui Banking Corp. (Japan)	3.950	07/19/2023	815,043
1,000,000	SunTrust Bank, BKNT	2.750	05/01/2023	969,094
5,268,000	Wells Fargo & Co.	3.069	01/24/2023	5,140,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$2,258,000	Wells Fargo & Co., GMTN	4.125%	08/15/2023	$2,285,143
2,733,000	Wells Fargo & Co., Series M, GMTN	3.450	02/13/2023	2,690,863

				74,385,400

	Beverages—5.7%
1,783,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.625	01/17/2023	1,725,333
8,850,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.300	02/01/2023	8,817,692
1,028,000	Coca-Cola Co. (The)	2.500	04/01/2023	1,002,332
2,205,000	Coca-Cola Co. (The)	3.200	11/01/2023	2,216,171
1,576,000	Constellation Brands, Inc.	4.250	05/01/2023	1,619,076
2,143,000	Diageo Capital PLC (United Kingdom)	2.625	04/29/2023	2,085,006
770,000	Dr Pepper Snapple Group, Inc.	3.130	12/15/2023	741,522
1,627,000	PepsiCo, Inc.	2.750	03/01/2023	1,606,069

				19,813,201

	Biotechnology—0.8%
1,120,000	Amgen, Inc.	2.250	08/19/2023	1,054,866
647,000	Celgene Corp.	4.000	08/15/2023	656,365
1,012,000	Gilead Sciences, Inc.	2.500	09/01/2023	972,389

				2,683,620

	Chemicals—1.6%
1,951,000	E.I. du Pont de Nemours & Co.	2.800	02/15/2023	1,900,340
928,000	Lyb International Finance BV	4.000	07/15/2023	939,201
1,321,000	Mosaic Co. (The)	4.250	11/15/2023	1,338,080
712,000	Nutrien Ltd. (Canada)	3.500	06/01/2023	700,483
820,000	Praxair, Inc.	2.700	02/21/2023	802,416

				5,680,520

	Commercial Services—0.3%
901,000	Total System Services, Inc.	3.750	06/01/2023	900,427

	Computers—4.0%
2,618,000	Apple, Inc.	2.850	02/23/2023	2,594,005
7,776,000	Apple, Inc.	2.400	05/03/2023	7,529,184
2,500,000	International Business Machines Corp.	3.375	08/01/2023	2,508,197
1,310,000	Seagate HDD Cayman	4.750	06/01/2023	1,289,027

				13,920,413

	Cosmetics/Personal Care—0.6%
819,000	Colgate-Palmolive Co., MTN	1.950	02/01/2023	783,990
1,471,000	Procter & Gamble Co. (The)	3.100	08/15/2023	1,476,915

				2,260,905

	Diversified Financial Services—1.5%
1,226,000	Air Lease Corp.	3.000	09/15/2023	1,174,742
1,032,000	Ameriprise Financial, Inc.	4.000	10/15/2023	1,060,598
2,200,000	Capital One Bank USA NA	3.375	02/15/2023	2,151,726
685,000	Jefferies Group LLC	5.125	01/20/2023	719,023

				5,106,089

	Electric—2.9%
403,000	Black Hills Corp.	4.250	11/30/2023	413,654
686,000	Delmarva Power & Light Co.	3.500	11/15/2023	685,980
770,000	Duke Energy Carolinas LLC	2.500	03/15/2023	746,519
1,566,000	FirstEnergy Corp., Series B	4.250	03/15/2023	1,599,320
790,000	Florida Power & Light Co.	2.750	06/01/2023	772,891
938,000	PPL Capital Funding, Inc.	3.400	06/01/2023	928,977
649,000	Public Service Electric & Gas Co., MTN	2.375	05/15/2023	623,255
938,000	Sempra Energy	4.050	12/01/2023	959,414
510,000	Southern California Edison Co., Series C	3.500	10/01/2023	513,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$1,865,000	Southern Co. (The)	2.950%	07/01/2023	$1,814,617
1,175,000	Virginia Electric & Power Co., Series C	2.750	03/15/2023	1,141,062

				10,198,858

	Electrical Components & Equipment—0.2%
573,000	Emerson Electric Co.	2.625	02/15/2023	558,845

	Electronics—0.1%
299,000	Agilent Technologies, Inc.	3.875	07/15/2023	302,286

	Entertainment—0.3%
942,000	GLP Capital LP/GLP Financing II, Inc.	5.375	11/01/2023	973,792

	Environmental Control—0.5%
878,000	Republic Services, Inc.	4.750	05/15/2023	925,352
882,000	Waste Management, Inc.	2.400	05/15/2023	842,476

				1,767,828

	Food—0.8%
1,182,000	Conagra Brands, Inc.	3.200	01/25/2023	1,157,881
1,080,000	Kellogg Co.	2.650	12/01/2023	1,027,509
752,000	Kroger Co. (The)	3.850	08/01/2023	760,822

				2,946,212

	Gas—0.2%
612,000	National Fuel Gas Co.	3.750	03/01/2023	608,542

	Healthcare-Products—1.9%
1,032,000	Abbott Laboratories	3.250	04/15/2023	1,020,019
2,028,000	Abbott Laboratories	3.400	11/30/2023	2,017,250
920,000	Medtronic, Inc.	2.750	04/01/2023	900,761
1,464,000	Thermo Fisher Scientific, Inc.	3.150	01/15/2023	1,439,798
1,486,000	Thermo Fisher Scientific, Inc.	3.000	04/15/2023	1,453,082

				6,830,910

	Healthcare-Services—2.7%
2,079,000	Aetna, Inc.	2.800	06/15/2023	1,999,647
1,471,000	Anthem, Inc.	3.300	01/15/2023	1,456,362
1,802,000	HCA, Inc.	4.750	05/01/2023	1,817,767
1,821,000	Howard Hughes Medical Institute	3.500	09/01/2023	1,855,823
1,100,000	UnitedHealth Group, Inc.	2.750	02/15/2023	1,074,657
1,132,000	UnitedHealth Group, Inc.	2.875	03/15/2023	1,112,520

				9,316,776

	Housewares—0.7%
2,414,000	Newell Brands, Inc.	3.850	04/01/2023	2,406,874

	Insurance—2.0%
1,083,000	Aflac, Inc.	3.625	06/15/2023	1,095,197
532,000	Allstate Corp. (The)	3.150	06/15/2023	527,125
756,000	Berkshire Hathaway, Inc.	3.000	02/11/2023	754,163
2,685,000	Berkshire Hathaway, Inc.	2.750	03/15/2023	2,641,627
552,000	Loews Corp.	2.625	05/15/2023	535,066
1,243,000	MetLife, Inc., Series D	4.368	09/15/2023	1,297,611

				6,850,789

	Internet—0.5%
676,000	Booking Holdings, Inc.	2.750	03/15/2023	651,661
993,000	eBay, Inc.	2.750	01/30/2023	962,036

				1,613,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Investment Companies—0.6%
$896,000	Ares Capital Corp.	3.500%	02/10/2023	$859,201
1,193,000	Jefferies Financial Group, Inc.	5.500	10/18/2023	1,242,683

				2,101,884

	Iron/Steel—0.4%
712,000	Nucor Corp.	4.000	08/01/2023	732,419
734,000	Reliance Steel & Aluminum Co.	4.500	04/15/2023	758,074

				1,490,493

	Machinery-Construction & Mining—0.2%
714,000	Caterpillar Financial Services Corp., MTN	3.750	11/24/2023	729,488

	Machinery-Diversified—1.1%
676,000	Cnh Industrial NV (United Kingdom)	4.500	08/15/2023	690,162
951,000	Cummins, Inc.	3.650	10/01/2023	975,646
739,000	John Deere Capital Corp.	2.800	01/27/2023	724,876
1,381,000	John Deere Capital Corp., MTN	2.800	03/06/2023	1,353,894

				3,744,578

	Media—2.5%
1,132,000	Comcast Corp.	2.850	01/15/2023	1,102,549
1,570,000	Comcast Corp.	2.750	03/01/2023	1,519,261
1,558,000	Nbcuniversal Media LLC	2.875	01/15/2023	1,518,164
666,000	Thomson Reuters Corp. (Canada)	4.300	11/23/2023	684,066
1,401,000	Time Warner Entertainment Co. LP	8.375	03/15/2023	1,653,197
630,000	Time Warner, Inc.	4.050	12/15/2023	640,606
1,576,000	Viacom, Inc.	4.250	09/01/2023	1,581,615

				8,699,458

	Metal Fabricate/Hardware—0.4%
1,540,000	Precision Castparts Corp.	2.500	01/15/2023	1,495,331

	Mining—0.4%
1,442,000	Goldcorp, Inc. (Canada)	3.700	03/15/2023	1,428,319

	Miscellaneous Manufacturing—0.8%
1,792,000	General Electric Co., GMTN	3.100	01/09/2023	1,768,492
1,034,000	Ingersoll-Rand Global Holding Co. Ltd.	4.250	06/15/2023	1,070,179

				2,838,671

	Oil & Gas—6.6%
647,000	Apache Corp.	2.625	01/15/2023	619,827
2,105,000	BP Capital Markets PLC (United Kingdom)	2.750	05/10/2023	2,048,738
1,101,000	BP Capital Markets PLC (United Kingdom)	3.994	09/26/2023	1,136,926
1,900,000	BP Capital Markets PLC (United Kingdom)	3.216	11/28/2023	1,880,728
1,428,000	Canadian Natural Resources Ltd. (Canada)	2.950	01/15/2023	1,388,306
928,000	Chevron Corp.	2.566	05/16/2023	901,997
3,449,000	Chevron Corp.	3.191	06/24/2023	3,452,227
842,000	Continental Resources, Inc./Ok	4.500	04/15/2023	859,961
1,812,000	EOG Resources, Inc.	2.625	03/15/2023	1,747,013
1,766,000	Exxon Mobil Corp.	2.726	03/01/2023	1,740,705
1,563,000	Occidental Petroleum Corp.	2.700	02/15/2023	1,527,347
1,641,000	Shell International Finance BV (Netherlands)	2.250	01/06/2023	1,576,068
1,357,000	Shell International Finance BV (Netherlands)	3.400	08/12/2023	1,367,728
1,614,000	Total Capital Canada Ltd. (France)	2.750	07/15/2023	1,567,504
1,480,000	Total Capital International SA (France)	2.700	01/25/2023	1,444,785

				23,259,860

	Oil & Gas Services—1.2%
1,802,000	Halliburton Co.	3.500	08/01/2023	1,807,856
2,521,000	Schlumberger Investment SA	3.650	12/01/2023	2,558,949

				4,366,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Packaging & Containers—0.3%
$1,105,000	Packaging Corp. of America	4.500%	11/01/2023	$1,147,744

	Pharmaceuticals—5.9%
1,616,000	Abbvie, Inc.	2.850	05/14/2023	1,567,801
712,000	Bristol-Myers Squibb Co.	3.250	11/01/2023	712,839
943,000	Cardinal Health, Inc.	3.200	03/15/2023	917,835
1,750,000	CVS Health Corp.	4.000	12/05/2023	1,769,911
1,638,000	Express Scripts Holding Co.	3.000	07/15/2023	1,559,002
1,691,000	GlaxoSmithKline Capital, Inc. (United Kingdom)	2.800	03/18/2023	1,655,177
814,000	Johnson & Johnson	2.050	03/01/2023	784,233
1,140,000	Johnson & Johnson	3.375	12/05/2023	1,165,302
2,663,000	Merck & Co., Inc.	2.800	05/18/2023	2,623,349
976,000	Mylan, Inc.	4.200	11/29/2023	979,430
1,475,000	Pfizer, Inc.	3.000	06/15/2023	1,468,084
3,594,000	Shire Acquisitions Investments Ireland Dac	2.875	09/23/2023	3,398,358
2,169,000	Zoetis, Inc.	3.250	02/01/2023	2,151,795

				20,753,116

	Pipelines—5.0%
670,000	Buckeye Partners LP	4.150	07/01/2023	668,223
1,046,000	Enbridge, Inc. (Canada)	4.000	10/01/2023	1,052,720
1,011,000	Energy Transfer Partners LP	3.600	02/01/2023	988,892
1,094,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500	11/01/2023	1,105,679
2,160,000	Enterprise Products Operating LLC	3.350	03/15/2023	2,142,066
757,000	Kinder Morgan Energy Partners LP	3.450	02/15/2023	744,733
1,070,000	Kinder Morgan Energy Partners LP	3.500	09/01/2023	1,047,768
1,531,000	Kinder Morgan, Inc.	3.150	01/15/2023	1,487,177
1,473,000	Mplx LP	4.500	07/15/2023	1,518,273
760,000	ONEOK, Inc.	7.500	09/01/2023	884,632
1,019,000	Plains All American Pipeline LP / Paa Finance Corp.	3.850	10/15/2023	1,002,785
2,800,000	Sabine Pass Liquefaction LLC	5.625	04/15/2023	2,994,390
714,000	Transcanada Pipelines Ltd. (Canada)	3.750	10/16/2023	719,321
952,000	Williams Partners LP	4.500	11/15/2023	977,498

				17,334,157

	Real Estate—0.4%
1,362,000	Prologis LP	4.250	08/15/2023	1,410,445

	REITs—4.7%
508,000	Alexandria Real Estate Equities, Inc.	3.900	06/15/2023	512,773
1,473,000	American Tower Corp.	3.500	01/31/2023	1,461,670
1,588,000	Boston Properties LP	3.850	02/01/2023	1,605,198
714,000	Boston Properties LP	3.125	09/01/2023	697,896
615,000	Brixmor Operating Partnership LP	3.250	09/15/2023	591,332
1,158,000	Cc Holdings GS V LLC / Crown Castle GS III Corp.	3.849	04/15/2023	1,149,307
2,647,000	Crown Castle International Corp.	5.250	01/15/2023	2,790,303
510,000	ERP Operating LP	3.000	04/15/2023	500,255
1,234,000	Hcp, Inc.	4.250	11/15/2023	1,249,573
1,088,000	Hospitality Properties Trust	4.500	06/15/2023	1,101,917
782,000	OMEGA Healthcare Investors, Inc.	4.375	08/01/2023	779,307
1,150,000	Realty Income Corp.	4.650	08/01/2023	1,198,571
779,000	Simon Property Group LP	2.750	02/01/2023	756,373
1,076,000	Welltower, Inc.	3.750	03/15/2023	1,073,124
855,000	Weyerhaeuser Co.	4.625	09/15/2023	895,804

				16,363,403

	Retail—2.8%
259,000	AutoZone, Inc.	3.125	07/15/2023	253,680
1,199,000	Dollar General Corp.	3.250	04/15/2023	1,183,591
1,565,000	Home Depot, Inc. (The)	2.700	04/01/2023	1,541,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$660,000	Lowe’s Cos., Inc.	3.875%	09/15/2023	$680,865
1,034,000	Macy’s Retail Holdings, Inc.	2.875	02/15/2023	978,387
1,094,000	QVC, Inc.	4.375	03/15/2023	1,090,891
1,060,000	Starbucks Corp.	3.850	10/01/2023	1,095,821
647,000	TJX Cos., Inc. (The)	2.500	05/15/2023	625,459
2,323,000	Walmart, Inc.	2.550	04/11/2023	2,270,204

				9,720,285

	Semiconductors—1.5%
929,000	Analog Devices, Inc.	2.875	06/01/2023	896,854
969,000	Analog Devices, Inc.	3.125	12/05/2023	941,991
580,000	Maxim Integrated Products, Inc.	3.375	03/15/2023	577,460
2,091,000	Qualcomm, Inc.	2.600	01/30/2023	2,002,106
841,000	Texas Instruments, Inc.	2.250	05/01/2023	803,142

				5,221,553

	Software—3.2%
814,000	Fidelity National Information Services, Inc.	3.500	04/15/2023	806,813
1,782,000	Microsoft Corp.	2.375	05/01/2023	1,729,170
2,285,000	Microsoft Corp.	2.000	08/08/2023	2,171,334
1,887,000	Microsoft Corp.	3.625	12/15/2023	1,939,188
1,253,000	Oracle Corp.	3.625	07/15/2023	1,280,196
3,524,000	Oracle Corp.	2.400	09/15/2023	3,380,459

				11,307,160

	Telecommunications—5.8%
4,022,000	AT&T, Inc.	3.600	02/17/2023	4,001,311
687,000	Cisco Systems, Inc.	2.600	02/28/2023	672,211
966,000	Cisco Systems, Inc.	2.200	09/20/2023	916,238
760,000	Motorola Solutions, Inc.	3.500	03/01/2023	745,274
469,000	Rogers Communications, Inc. (Canada)	3.000	03/15/2023	461,376
864,000	Rogers Communications, Inc. (Canada)	4.100	10/01/2023	887,353
1,050,000	Telefonica Emisiones Sau (Spain)	4.570	04/27/2023	1,095,158
8,477,000	Verizon Communications, Inc.	5.150	09/15/2023	9,126,372
2,296,000	Vodafone Group PLC (United Kingdom)	2.950	02/19/2023	2,221,307

				20,126,600

	Textiles—0.2%
738,000	Mohawk Industries, Inc.	3.850	02/01/2023	748,860

	Transportation—1.1%
1,351,000	Burlington Northern Santa Fe LLC	3.000	03/15/2023	1,333,202
1,230,000	Burlington Northern Santa Fe LLC	3.850	09/01/2023	1,263,299
773,000	CSX Corp.	3.700	11/01/2023	780,987
560,000	Norfolk Southern Corp.	2.903	02/15/2023	550,603

				3,928,091

	Total Corporate Bonds (Cost $353,546,472)			345,413,610

Number of Shares
	Money Market Fund—0.3%
1,145,886	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(a) (Cost $1,145,886)			1,145,886

	Total Investments in Securities (Cost $354,692,358)—99.1%			346,559,496
	Other assets less liabilities—0.9%			3,043,265

	Net Assets—100.0%			$349,602,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

May 31, 2018

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Schedule of Investments

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—95.4%
	Advertising—0.9%
$755,000	Interpublic Group of Cos., Inc. (The)	4.200%	04/15/2024	$764,392
892,000	Omnicom Group, Inc. / Omnicom Capital, Inc.	3.650	11/01/2024	877,786
965,000	WPP Finance 2010 (United Kingdom)	3.750	09/19/2024	943,575

				2,585,753

	Aerospace/Defense—1.2%
1,398,000	Arconic, Inc.	5.125	10/01/2024	1,407,611
1,299,000	Rockwell Collins, Inc.	3.200	03/15/2024	1,257,291
980,000	United Technologies Corp.	2.800	05/04/2024	930,426

				3,595,328

	Agriculture—1.0%
1,998,000	Altria Group, Inc.	4.000	01/31/2024	2,035,184
904,000	Philip Morris International, Inc.	3.250	11/10/2024	883,623

				2,918,807

	Auto Manufacturers—1.6%
557,000	American Honda Finance Corp., MTN	2.900	02/16/2024	544,537
1,000,000	Ford Motor Credit Co. LLC	3.810	01/09/2024	980,672
900,000	Ford Motor Credit Co. LLC	3.664	09/08/2024	868,927
1,732,000	General Motors Financial Co., Inc.	3.950	04/13/2024	1,714,085
617,000	Toyota Motor Credit Corp., MTN	2.900	04/17/2024	601,370

				4,709,591

	Auto Parts & Equipment—0.6%
752,000	Delphi Corp.	4.150	03/15/2024	764,050
235,000	Johnson Controls, Inc.	3.625	07/02/2024	233,011
877,000	Magna International, Inc. (Canada)	3.625	06/15/2024	879,343

				1,876,404

	Banks—24.7%
3,170,000	Bank of America Corp., MTN	4.125	01/22/2024	3,247,204
3,178,000	Bank of America Corp., MTN	4.000	04/01/2024	3,226,651
4,094,000	Bank of America Corp., MTN	4.200	08/26/2024	4,137,695
753,000	Bank of New York Mellon Corp. (The)	3.400	05/15/2024	748,878
868,000	Bank of New York Mellon Corp. (The), MTN	3.250	09/11/2024	853,481
840,000	Bank of New York Mellon Corp. (The), Series 0012, MTN	3.650	02/04/2024	848,869
900,000	Barclays Bank PLC, BKNT (United Kingdom)	3.750	05/15/2024	897,643
1,800,000	Barclays PLC (United Kingdom)	4.375	09/11/2024	1,748,976
1,100,000	BNP Paribas SA, MTN (France)	4.250	10/15/2024	1,097,467
1,850,000	Bpce SA (France)	4.000	04/15/2024	1,859,102
925,000	Capital One Financial Corp.	3.750	04/24/2024	915,847
751,000	Citigroup, Inc.	3.750	06/16/2024	748,850
1,155,000	Citigroup, Inc.	4.000	08/05/2024	1,148,878
4,150,000	Credit Suisse AG/New York NY, MTN (Switzerland)	3.625	09/09/2024	4,123,069
2,111,000	Deutsche Bank AG/London, GMTN (Germany)	3.700	05/30/2024	1,977,041
1,083,000	Fifth Third Bancorp	4.300	01/16/2024	1,105,479
3,851,000	Goldman Sachs Group, Inc. (The), GMTN	4.000	03/03/2024	3,884,442
2,898,000	Goldman Sachs Group, Inc. (The), MTN	3.850	07/08/2024	2,891,057
2,450,000	HSBC Holdings PLC (United Kingdom)	4.250	03/14/2024	2,468,300
1,000,000	HSBC USA, Inc.	3.500	06/23/2024	988,196
1,450,000	Intesa Sanpaolo SpA (Italy)	5.250	01/12/2024	1,460,989
2,025,000	JPMorgan Chase & Co.	3.875	02/01/2024	2,051,878
2,858,000	JPMorgan Chase & Co.	3.625	05/13/2024	2,854,480
3,924,000	JPMorgan Chase & Co.	3.875	09/10/2024	3,893,821
1,100,000	Lloyds Banking Group PLC (United Kingdom)	4.500	11/04/2024	1,094,488
3,862,000	Morgan Stanley, GMTN	3.700	10/23/2024	3,848,117
4,177,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	4,202,252
500,000	PNC Bank NA	3.300	10/30/2024	493,455
1,090,000	PNC Financial Services Group, Inc. (The)	3.900	04/29/2024	1,096,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$3,100,000	Royal Bank of Scotland Group PLC (United Kingdom)	5.125%	05/28/2024	$3,161,632
1,517,000	Santander UK PLC (United Kingdom)	4.000	03/13/2024	1,537,515
1,076,000	State Street Corp.	3.300	12/16/2024	1,061,309
500,000	Sumitomo Mitsui Banking Corp. (Japan)	3.950	01/10/2024	510,814
500,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	3.400	07/11/2024	496,465
1,012,000	US Bancorp, MTN	3.700	01/30/2024	1,026,358
1,126,000	US Bancorp, MTN	3.600	09/11/2024	1,117,936
924,000	Wells Fargo & Co.	4.480	01/16/2024	949,387
2,795,000	Wells Fargo & Co., MTN	3.300	09/09/2024	2,707,080

				72,481,909

	Beverages—1.3%
1,989,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.700	02/01/2024	2,006,469
1,697,000	PepsiCo, Inc.	3.600	03/01/2024	1,727,474

				3,733,943

	Biotechnology—1.7%
1,626,000	Amgen, Inc.	3.625	05/22/2024	1,631,711
1,180,000	Celgene Corp.	3.625	05/15/2024	1,159,207
2,220,000	Gilead Sciences, Inc.	3.700	04/01/2024	2,238,915

				5,029,833

	Chemicals—1.7%
1,055,000	Dow Chemical Co. (The)	3.500	10/01/2024	1,037,159
1,450,000	LyondellBasell Industries NV	5.750	04/15/2024	1,582,669
992,000	Monsanto Co.	3.375	07/15/2024	963,816
882,000	Nutrien Ltd. (Canada)	3.625	03/15/2024	865,519
539,000	Sherwin-Williams Co. (The)	3.125	06/01/2024	519,846

				4,969,009

	Commercial Services—0.3%
703,000	Moody’s Corp.	4.875	02/15/2024	742,014

	Computers—3.7%
2,273,000	Apple, Inc.	3.000	02/09/2024	2,236,708
3,225,000	Apple, Inc.	3.450	05/06/2024	3,245,331
2,273,000	Apple, Inc.	2.850	05/11/2024	2,217,777
539,000	Dxc Technology Co.	4.250	04/15/2024	543,947
2,500,000	International Business Machines Corp.	3.625	02/12/2024	2,530,726

				10,774,489

	Cosmetics/Personal Care—0.5%
715,000	Colgate-Palmolive Co., MTN	3.250	03/15/2024	719,466
700,000	Unilever Capital Corp. (United Kingdom)	2.600	05/05/2024	670,420

				1,389,886

	Diversified Financial Services—3.2%
684,000	Air Lease Corp.	4.250	09/15/2024	688,085
960,000	American Express Co.	3.625	12/05/2024	948,153
831,000	Ameriprise Financial, Inc.	3.700	10/15/2024	835,695
1,194,000	BlackRock, Inc.	3.500	03/18/2024	1,206,368
980,000	Brookfield Finance LLC (Canada)	4.000	04/01/2024	981,984
725,000	Discover Financial Services	3.950	11/06/2024	713,295
1,296,000	Mastercard, Inc.	3.375	04/01/2024	1,304,085
569,000	Nasdaq, Inc.	4.250	06/01/2024	579,492
799,000	Stifel Financial Corp.	4.250	07/18/2024	800,269
1,475,000	Synchrony Financial	4.250	08/15/2024	1,458,492

				9,515,918

	Electric—1.3%
561,000	Dominion Energy, Inc.	3.625	12/01/2024	555,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$1,180,000	Duke Energy Corp.	3.750%	04/15/2024	$1,182,484
488,000	Florida Power & Light Co.	3.250	06/01/2024	487,556
860,000	Midamerican Energy Co.	3.500	10/15/2024	869,054
578,000	Sempra Energy	3.550	06/15/2024	571,214

				3,665,327

	Electronics—0.5%
819,000	Ingram Micro, Inc.	5.450	12/15/2024	808,619
696,000	Keysight Technologies, Inc.	4.550	10/30/2024	712,366

				1,520,985

	Engineering & Construction—0.3%
862,000	Fluor Corp.	3.500	12/15/2024	852,284

	Food—1.6%
504,000	General Mills, Inc.	3.650	02/15/2024	499,877
504,000	Kroger Co. (The)	4.000	02/01/2024	509,291
948,000	McCormick & Co., Inc./Md	3.150	08/15/2024	916,008
961,000	Mondelez International, Inc.	4.000	02/01/2024	976,413
1,674,000	Tyson Foods, Inc.	3.950	08/15/2024	1,684,330

				4,585,919

	Forest Products & Paper—0.6%
689,000	Georgia-Pacific LLC	8.000	01/15/2024	839,655
1,035,000	International Paper Co.	3.650	06/15/2024	1,024,976

				1,864,631

	Gas—0.3%
924,000	Southern California Gas Co.	3.150	09/15/2024	912,146

	Healthcare-Products—2.3%
1,568,000	Becton Dickinson and Co.	3.734	12/15/2024	1,541,383
2,292,000	Becton Dickinson And Co.	3.363	06/06/2024	2,218,247
1,035,000	Medtronic, Inc.	3.625	03/15/2024	1,043,040
879,000	Stryker Corp.	3.375	05/15/2024	872,515
1,151,000	Thermo Fisher Scientific, Inc.	4.150	02/01/2024	1,177,274

				6,852,459

	Healthcare-Services—1.8%
963,000	Aetna, Inc.	3.500	11/15/2024	946,099
943,000	Anthem, Inc.	3.500	08/15/2024	924,379
2,530,000	HCA, Inc.	5.000	03/15/2024	2,554,541
883,000	Humana, Inc.	3.850	10/01/2024	885,949

				5,310,968

	Household Products/Wares—0.3%
810,000	Clorox Co. (The)	3.500	12/15/2024	812,728

	Housewares—0.2%
619,000	Newell Brands, Inc.	4.000	12/01/2024	609,855

	Insurance—3.1%
1,035,000	Aflac, Inc.	3.625	11/15/2024	1,035,510
1,196,000	American International Group, Inc.	4.125	02/15/2024	1,208,575
675,000	AON PLC	3.500	06/14/2024	666,406
673,000	Assured Guaranty US Holdings, Inc.	5.000	07/01/2024	706,096
494,000	Brown & Brown, Inc.	4.200	09/15/2024	499,438
710,000	Chubb Ina Holdings, Inc.	3.350	05/15/2024	705,982
520,000	CNA Financial Corp.	3.950	05/15/2024	521,583
883,000	Marsh & McLennan Cos., Inc.	3.500	06/03/2024	879,127
1,180,000	MetLife, Inc.	3.600	04/10/2024	1,182,140
1,030,000	Prudential Financial, Inc., MTN	3.500	05/15/2024	1,033,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$671,000	Willis North America, Inc.	3.600%	05/15/2024	$652,763

				9,090,942

	Internet—1.4%
1,160,000	Alphabet, Inc.	3.375	02/25/2024	1,170,546
1,496,000	Amazon.Com, Inc.	3.800	12/05/2024	1,537,709
857,000	eBay, Inc.	3.450	08/01/2024	842,158
498,000	Expedia Group, Inc.	4.500	08/15/2024	501,859

				4,052,272

	Machinery-Construction & Mining—0.4%
1,043,000	Caterpillar, Inc.	3.400	05/15/2024	1,046,018

	Machinery-Diversified—0.2%
547,000	John Deere Capital Corp., MTN	3.350	06/12/2024	548,134

	Media—2.4%
890,000	21st Century Fox America, Inc.	3.700	09/15/2024	892,830
941,000	CBS Corp.	3.700	08/15/2024	925,006
1,505,000	Comcast Corp.	3.000	02/01/2024	1,452,481
1,454,000	Comcast Corp.	3.600	03/01/2024	1,449,318
443,000	Discovery Communications LLC(a)	3.900	11/15/2024	440,183
1,043,000	Time Warner, Inc.	3.550	06/01/2024	1,021,656
810,000	Viacom, Inc.	3.875	04/01/2024	795,821

				6,977,295

	Miscellaneous Manufacturing—1.4%
1,153,000	General Electric Co.	3.375	03/11/2024	1,135,528
524,000	General Electric Co., GMTN	3.450	05/15/2024	516,250
1,052,000	Illinois Tool Works, Inc.	3.500	03/01/2024	1,064,960
624,000	Ingersoll-Rand Luxembourg Finance SA	3.550	11/01/2024	619,926
729,000	Parker-Hannifin Corp., MTN	3.300	11/21/2024	724,412

				4,061,076

	Office/Business Equipment—0.2%
649,000	Pitney Bowes, Inc.	4.625	03/15/2024	559,698

	Oil & Gas—7.8%
830,000	Anadarko Petroleum Corp.	3.450	07/15/2024	807,983
1,471,000	BP Capital Markets PLC (United Kingdom)	3.814	02/10/2024	1,496,895
1,512,000	BP Capital Markets PLC (United Kingdom)	3.224	04/14/2024	1,490,227
1,188,000	BP Capital Markets PLC (United Kingdom)	3.535	11/04/2024	1,192,105
851,000	Canadian Natural Resources Ltd. (Canada)	3.800	04/15/2024	848,705
1,090,000	Chevron Corp.	2.895	03/03/2024	1,068,806
1,087,000	Cimarex Energy Co.	4.375	06/01/2024	1,114,998
2,700,000	CNOOC Nexen Finance 2014 Ulc (China)	4.250	04/30/2024	2,754,167
1,219,000	ConocoPhillips Co.	3.350	11/15/2024	1,220,076
1,400,000	Continental Resources, Inc.	3.800	06/01/2024	1,370,785
1,022,000	Equinor ASA (Norway)	3.700	03/01/2024	1,044,538
1,411,000	Exxon Mobil Corp.	3.176	03/15/2024	1,409,481
945,000	Husky Energy, Inc. (Canada)	4.000	04/15/2024	952,604
823,000	Kerr-McGee Corp.	6.950	07/01/2024	949,438
840,000	Marathon Petroleum Corp.	3.625	09/15/2024	831,389
882,000	Noble Energy, Inc.	3.900	11/15/2024	879,539
846,000	Suncor Energy, Inc. (Canada)	3.600	12/01/2024	840,847
1,111,000	Total Capital International SA (France)	3.700	01/15/2024	1,127,443
1,475,000	Total Capital International SA (France)	3.750	04/10/2024	1,498,959

				22,898,985

	Oil & Gas Services—0.2%
747,000	Oceaneering International, Inc.	4.650	11/15/2024	712,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pharmaceuticals—4.2%
$1,524,000	Allergan Funding SCS	3.850%	06/15/2024	$1,498,905
791,000	AmerisourceBergen Corp.	3.400	05/15/2024	778,263
858,000	Cardinal Health, Inc.	3.079	06/15/2024	814,874
865,000	CVS Health Corp.	3.375	08/12/2024	840,619
1,358,000	Express Scripts Holding Co.	3.500	06/15/2024	1,308,544
1,450,000	McKesson Corp.	3.796	03/15/2024	1,446,418
2,757,000	Novartis Capital Corp. (Switzerland)	3.400	05/06/2024	2,765,920
800,000	Perrigo Finance Unlimited Co.	3.900	12/15/2024	783,350
1,215,000	Pfizer, Inc.	3.400	05/15/2024	1,223,629
647,000	Wyeth LLC	6.450	02/01/2024	752,526

				12,213,048

	Pipelines—5.6%
1,000,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375	09/15/2024	985,000
579,000	Boardwalk Pipelines LP	4.950	12/15/2024	596,673
696,000	Enable Midstream Partners LP	3.900	05/15/2024	678,329
840,000	Enbridge, Inc. (Canada)	3.500	06/10/2024	818,202
762,000	Enlink Midstream Partners LP	4.400	04/01/2024	760,436
1,038,000	Enterprise Products Operating LLC	3.900	02/15/2024	1,049,822
619,000	EQT Midstream Partners LP	4.000	08/01/2024	596,388
703,000	Kinder Morgan Energy Partners LP	4.150	02/01/2024	706,096
699,000	Kinder Morgan Energy Partners LP	4.300	05/01/2024	702,984
917,000	Kinder Morgan Energy Partners LP	4.250	09/01/2024	922,364
1,472,000	Mplx LP	4.875	12/01/2024	1,539,336
989,000	Plains All American Pipeline LP / Paa Finance Corp.	3.600	11/01/2024	945,775
2,400,000	Sabine Pass Liquefaction LLC	5.750	05/15/2024	2,582,411
1,395,000	Spectra Energy Partners LP	4.750	03/15/2024	1,438,801
843,000	Sunoco Logistics Partners Operations LP	4.250	04/01/2024	836,502
1,357,000	Williams Partners LP	4.300	03/04/2024	1,371,161

				16,530,280

	REITs—2.8%
1,141,000	American Tower Corp.	5.000	02/15/2024	1,195,631
727,000	Boston Properties LP	3.800	02/01/2024	726,790
520,000	Brixmor Operating Partnership LP	3.650	06/15/2024	504,434
850,000	Crown Castle International Corp.	3.200	09/01/2024	812,668
962,000	HCP, Inc.	3.875	08/15/2024	946,766
791,000	Simon Property Group LP	3.750	02/01/2024	795,562
1,025,000	Simon Property Group LP	3.375	10/01/2024	1,004,641
747,000	VEREIT Operating Partnership LP	4.600	02/06/2024	749,220
1,158,000	Washington Prime Group LP	5.950	08/15/2024	1,124,076
463,000	WP Carey, Inc.	4.600	04/01/2024	471,154

				8,330,942

	Retail—3.7%
1,202,000	Costco Wholesale Corp.	2.750	05/18/2024	1,170,847
1,571,000	Home Depot, Inc. (The)	3.750	02/15/2024	1,609,128
527,000	Macy’s Retail Holdings, Inc.	3.625	06/01/2024	509,216
712,000	McDonald’s Corp., MTN	3.250	06/10/2024	706,219
859,000	QVC, Inc.	4.850	04/01/2024	872,007
1,264,000	Target Corp.	3.500	07/01/2024	1,276,797
2,742,000	Walgreens Boots Alliance, Inc.	3.800	11/18/2024	2,732,865
1,879,000	Walmart, Inc.	3.300	04/22/2024	1,897,610

				10,774,689

	Semiconductors—3.2%
3,300,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625	01/15/2024	3,215,879
1,823,000	Intel Corp.	2.875	05/11/2024	1,778,501
1,538,000	KLA-Tencor Corp.	4.650	11/01/2024	1,602,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Semiconductors (continued)
$1,969,000	Qualcomm, Inc.	2.900%	05/20/2024	$1,865,501
1,069,000	Xilinx, Inc.	2.950	06/01/2024	1,022,986

				9,484,953

	Software—2.0%
505,000	Fidelity National Information Services, Inc.	3.875	06/05/2024	508,015
2,822,000	Microsoft Corp.	2.875	02/06/2024	2,776,953
2,447,000	Oracle Corp.	3.400	07/08/2024	2,447,039

				5,732,007

	Telecommunications—4.0%
1,082,000	AT&T, Inc.	3.800	03/01/2024	1,077,806
1,203,000	AT&T, Inc.	3.900	03/11/2024	1,205,748
1,669,000	AT&T, Inc.	4.450	04/01/2024	1,710,175
1,572,000	Cisco Systems, Inc.	3.625	03/04/2024	1,600,534
650,000	Juniper Networks, Inc.	4.500	03/15/2024	667,224
844,000	Motorola Solutions, Inc.	4.000	09/01/2024	838,555
1,470,000	Verizon Communications, Inc.	4.150	03/15/2024	1,501,192
3,074,000	Verizon Communications, Inc.	3.500	11/01/2024	3,025,224

				11,626,458

	Transportation—1.2%
505,000	Burlington Northern Santa Fe LLC	3.750	04/01/2024	513,985
984,000	Burlington Northern Santa Fe LLC	3.400	09/01/2024	983,415
825,000	CSX Corp.	3.400	08/01/2024	815,485
1,040,000	FedEx Corp.	4.000	01/15/2024	1,065,744

				3,378,629

	Total Corporate Bonds (Cost $286,418,804)			279,328,359

Number of Shares
	Money Market Fund—5.6%
16,430,516	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $16,430,516)			16,430,516

	Total Investments in Securities (Cost $302,849,320)—101.0%			295,758,875
	Other assets less liabilities—(1.0)%			(2,796,107)

	Net Assets—100.0%			$292,962,768

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Schedule of Investments

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.6%
	Aerospace/Defense—0.5%
$109,000	Harris Corp.	3.832%	04/27/2025	$109,283
431,000	Lockheed Martin Corp.	2.900	03/01/2025	411,935

				521,218

	Agriculture—1.5%
315,000	Philip Morris International, Inc.	3.375	08/11/2025	306,130
1,269,000	Reynolds American, Inc. (United Kingdom)	4.450	06/12/2025	1,287,755

				1,593,885

	Auto Manufacturers—1.5%
700,000	Ford Motor Credit Co. LLC	4.134	08/04/2025	689,280
109,000	General Motors Co.	4.000	04/01/2025	107,161
539,000	General Motors Financial Co., Inc.	4.000	01/15/2025	530,152
216,000	General Motors Financial Co., Inc.	4.300	07/13/2025	214,485

				1,541,078

	Auto Parts & Equipment—0.6%
216,000	BorgWarner, Inc.	3.375	03/15/2025	209,685
418,000	Magna International, Inc. (Canada)	4.150	10/01/2025	428,597

				638,282

	Banks—23.0%
600,000	Banco Santander SA (Spain)	5.179	11/19/2025	601,098
1,063,000	Bank of America Corp., MTN	4.000	01/22/2025	1,054,072
1,376,000	Bank of America Corp., MTN	3.875	08/01/2025	1,374,033
969,000	Bank of America Corp., Series L, MTN	3.950	04/21/2025	954,121
216,000	Bank of New York Mellon Corp. (The), Series G, MTN	3.000	02/24/2025	207,656
700,000	Barclays PLC (United Kingdom)	3.650	03/16/2025	659,457
700,000	Branch Banking & Trust Co.	3.625	09/16/2025	693,668
319,000	Capital One Financial Corp.	3.200	02/05/2025	301,730
741,000	Capital One Financial Corp.	4.200	10/29/2025	728,306
323,000	Citigroup, Inc.	3.875	03/26/2025	314,822
740,000	Citigroup, Inc.	3.300	04/27/2025	711,811
969,000	Citigroup, Inc.	4.400	06/10/2025	972,583
741,000	Citigroup, Inc.	5.500	09/13/2025	793,716
418,000	Citizens Financial Group, Inc.	4.300	12/03/2025	419,805
550,000	Cooperatieve Rabobank Ua (Netherlands)	4.375	08/04/2025	543,052
600,000	Deutsche Bank AG (Germany)	4.500	04/01/2025	541,274
1,231,000	Goldman Sachs Group, Inc. (The)	3.500	01/23/2025	1,196,182
1,059,000	Goldman Sachs Group, Inc. (The)	3.750	05/22/2025	1,039,621
740,000	Goldman Sachs Group, Inc. (The)	4.250	10/21/2025	734,910
800,000	HSBC Holdings PLC (United Kingdom)	4.250	08/18/2025	791,479
1,235,000	JPMorgan Chase & Co.	3.125	01/23/2025	1,185,282
1,157,000	JPMorgan Chase & Co.	3.900	07/15/2025	1,159,560
250,000	KeyBank NA	3.300	06/01/2025	244,407
108,000	Lloyds Bank PLC (United Kingdom)	3.500	05/14/2025	106,629
600,000	Lloyds Banking Group PLC (United Kingdom)	4.582	12/10/2025	591,870
1,166,000	Morgan Stanley, GMTN	4.000	07/23/2025	1,173,317
754,000	Morgan Stanley, GMTN	5.000	11/24/2025	786,461
109,000	MUFG Americas Holdings Corp.	3.000	02/10/2025	104,977
418,000	Northern Trust Corp.	3.950	10/30/2025	428,526
300,000	PNC Bank NA, MTN	3.250	06/01/2025	292,495
324,000	Santander Holdings USA, Inc.	4.500	07/17/2025	321,092
633,000	State Street Corp.	3.550	08/18/2025	632,011
400,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	3.650	07/23/2025	399,612
969,000	Wells Fargo & Co., GMTN	3.000	02/19/2025	916,567
1,059,000	Wells Fargo & Co., MTN	3.550	09/29/2025	1,033,003

				24,009,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Beverages—1.7%
$745,000	Coca-Cola Co. (The)	2.875%	10/27/2025	$717,078
109,000	Dr Pepper Snapple Group, Inc.	3.400	11/15/2025	103,153
418,000	PepsiCo, Inc.	2.750	04/30/2025	399,543
521,000	PepsiCo, Inc.	3.500	07/17/2025	522,261

				1,742,035

	Biotechnology—3.7%
633,000	Amgen, Inc.	3.125	05/01/2025	610,688
745,000	Baxalta, Inc.	4.000	06/23/2025	730,987
745,000	Biogen, Inc.	4.050	09/15/2025	754,351
1,018,000	Celgene Corp.	3.875	08/15/2025	1,000,813
745,000	Gilead Sciences, Inc.	3.500	02/01/2025	739,579

				3,836,418

	Building Materials—0.4%
300,000	Fortune Brands Home & Security, Inc.	4.000	06/15/2025	303,673
109,000	Masco Corp.	4.450	04/01/2025	110,572

				414,245

	Chemicals—1.0%
651,000	Eastman Chemical Co.	3.800	03/15/2025	652,985
216,000	Nutrien Ltd. (Canada)	3.375	03/15/2025	206,074
216,000	Nutrien Ltd. (Canada)	3.000	04/01/2025	201,242

				1,060,301

	Commercial Services—0.7%
324,000	Automatic Data Processing, Inc.	3.375	09/15/2025	322,846
125,000	S&p Global, Inc.	4.000	06/15/2025	126,983
324,000	Verisk Analytics, Inc.	4.000	06/15/2025	321,669

				771,498

	Computers—3.0%
741,000	Apple, Inc.	2.500	02/09/2025	701,326
754,000	Apple, Inc.	3.200	05/13/2025	742,753
1,269,000	Hewlett Packard Enterprise Co.	4.900	10/15/2025	1,308,323
315,000	International Business Machines Corp.	7.000	10/30/2025	383,620

				3,136,022

	Cosmetics/Personal Care—0.3%
300,000	Unilever Capital Corp. (United Kingdom)	3.100	07/30/2025	292,444

	Diversified Financial Services—3.7%
216,000	CME Group, Inc.	3.000	03/15/2025	210,356
109,000	Discover Financial Services	3.750	03/04/2025	105,523
900,000	GE Capital International Funding Co. Unlimited Co.	3.373	11/15/2025	865,120
216,000	National Rural Utilities Cooperative Finance Corp.	2.850	01/27/2025	207,643
525,000	Synchrony Financial	4.500	07/23/2025	521,625
162,000	TD Ameritrade Holding Corp.	3.625	04/01/2025	162,152
1,801,000	Visa, Inc.	3.150	12/14/2025	1,762,824

				3,835,243

	Electric—2.1%
315,000	Dominion Energy, Inc.	3.900	10/01/2025	312,042
309,000	Duke Energy Progress LLC	3.250	08/15/2025	303,591
431,000	Exelon Corp.	3.950	06/15/2025	430,675
157,000	Florida Power & Light Co.	3.125	12/01/2025	154,883
216,000	Pacific Gas & Electric Co.	3.500	06/15/2025	209,038
418,000	Southern Power Co.	4.150	12/01/2025	423,400
109,000	WEC Energy Group, Inc.	3.550	06/15/2025	107,406
216,000	Xcel Energy, Inc.	3.300	06/01/2025	210,776

				2,151,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electrical Components & Equipment—0.2%
$216,000	Emerson Electric Co.	3.150%	06/01/2025	$211,232

	Environmental Control—0.6%
324,000	Republic Services, Inc.	3.200	03/15/2025	315,524
324,000	Waste Management, Inc.	3.125	03/01/2025	312,195

				627,719

	Food—1.4%
319,000	JM Smucker Co. (The)	3.500	03/15/2025	313,106
754,000	Kraft Heinz Foods Co.	3.950	07/15/2025	744,899
418,000	Sysco Corp.	3.750	10/01/2025	416,737

				1,474,742

	Healthcare-Products—3.9%
324,000	Abbott Laboratories	2.950	03/15/2025	309,327
109,000	Abbott Laboratories	3.875	09/15/2025	109,397
315,000	Boston Scientific Corp.	3.850	05/15/2025	314,230
109,000	Danaher Corp.	3.350	09/15/2025	108,100
1,708,000	Medtronic, Inc.	3.500	03/15/2025	1,706,288
525,000	Stryker Corp.	3.375	11/01/2025	517,443
1,053,000	Zimmer Biomet Holdings, Inc.	3.550	04/01/2025	1,014,681

				4,079,466

	Healthcare-Services—2.3%
324,000	Cigna Corp.	3.250	04/15/2025	308,572
741,000	HCA, Inc.	5.250	04/15/2025	746,558
323,000	Laboratory Corp. of America Holdings	3.600	02/01/2025	317,931
216,000	Quest Diagnostics, Inc.	3.500	03/30/2025	211,521
847,000	UnitedHealth Group, Inc.	3.750	07/15/2025	852,501

				2,437,083

	Insurance—1.7%
431,000	American International Group, Inc.	3.750	07/10/2025	421,707
270,000	AON PLC	3.875	12/15/2025	267,878
418,000	Chubb Ina Holdings, Inc.	3.150	03/15/2025	407,840
315,000	Marsh & McLennan Cos., Inc.	3.500	03/10/2025	309,603
109,000	MetLife, Inc.	3.000	03/01/2025	104,249
315,000	MetLife, Inc.	3.600	11/13/2025	312,547

				1,823,824

	Internet—0.8%
422,000	Amazon.Com, Inc.	5.200	12/03/2025	469,592
324,000	Booking Holdings, Inc.	3.650	03/15/2025	318,846

				788,438

	Iron/Steel—0.1%
100,000	Arcelormittal (Luxembourg)	6.125	06/01/2025	107,750

	Media—4.7%
315,000	21st Century Fox America, Inc.	3.700	10/15/2025	312,013
324,000	CBS Corp.	3.500	01/15/2025	311,396
2,030,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/2025	2,072,686
324,000	Comcast Corp.	3.375	02/15/2025	314,873
637,000	Comcast Corp.	3.375	08/15/2025	616,439
109,000	Discovery Communications LLC(a)	3.950	06/15/2025	106,455
740,000	Time Warner, Inc.	3.600	07/15/2025	715,979
431,000	Walt Disney Co. (The), GMTN	3.150	09/17/2025	424,323

				4,874,164

	Metal Fabricate/Hardware—0.5%
521,000	Precision Castparts Corp.	3.250	06/15/2025	511,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mining—0.4%
$418,000	Rio Tinto Finance USA Ltd. (Australia)	3.750%	06/15/2025	$424,268

	Miscellaneous Manufacturing—0.1%
109,000	3M Co., GMTN	3.000	08/07/2025	106,506

	Oil & Gas—5.5%
400,000	Antero Resources Corp.	5.000	03/01/2025	399,376
323,000	BP Capital Markets PLC (United Kingdom)	3.506	03/17/2025	322,773
315,000	Canadian Natural Resources Ltd. (Canada)	3.900	02/01/2025	314,141
315,000	Chevron Corp.	3.326	11/17/2025	312,888
207,000	Concho Resources, Inc.	4.375	01/15/2025	209,852
418,000	ConocoPhillips Co.	3.350	05/15/2025	415,101
109,000	Devon Energy Corp.	5.850	12/15/2025	121,423
109,000	EOG Resources, Inc.	3.150	04/01/2025	105,173
847,000	Exxon Mobil Corp.	2.709	03/06/2025	816,715
451,000	Helmerich & Payne International Drilling Co.	4.650	03/15/2025	469,382
323,000	Marathon Oil Corp.	3.850	06/01/2025	319,316
516,000	Murphy Oil Corp.	5.750	08/15/2025	516,000
109,000	Occidental Petroleum Corp.	3.500	06/15/2025	108,593
1,166,000	Shell International Finance BV (Netherlands)	3.250	05/11/2025	1,147,423
109,000	Valero Energy Corp.	3.650	03/15/2025	107,597

				5,685,753

	Oil & Gas Services—0.8%
843,000	Halliburton Co.	3.800	11/15/2025	843,177

	Pharmaceuticals—8.3%
1,601,000	AbbVie, Inc.	3.600	05/14/2025	1,563,200
1,807,000	Allergan Funding SCS	3.800	03/15/2025	1,760,698
109,000	AmerisourceBergen Corp.	3.250	03/01/2025	104,053
847,000	AstraZeneca PLC (United Kingdom)	3.375	11/16/2025	829,524
216,000	Cardinal Health, Inc.	3.750	09/15/2025	209,921
1,428,000	CVS Health Corp.	3.875	07/20/2025	1,407,854
431,000	Eli Lilly & Co.	2.750	06/01/2025	413,376
216,000	Mead Johnson Nutrition Co. (United Kingdom)	4.125	11/15/2025	221,641
1,256,000	Merck & Co., Inc.	2.750	02/10/2025	1,207,160
637,000	Novartis Capital Corp. (Switzerland)	3.000	11/20/2025	617,178
315,000	Zoetis, Inc.	4.500	11/13/2025	331,288

				8,665,893

	Pipelines—6.2%
525,000	Columbia Pipeline Group, Inc.	4.500	06/01/2025	531,105
310,000	Enbridge Energy Partners LP	5.875	10/15/2025	339,676
324,000	Energy Transfer Partners LP	4.050	03/15/2025	314,167
418,000	Enlink Midstream Partners LP	4.150	06/01/2025	400,893
632,000	Enterprise Products Operating LLC	3.750	02/15/2025	633,277
637,000	Kinder Morgan, Inc.	4.300	06/01/2025	638,192
216,000	Mplx LP	4.000	02/15/2025	213,506
525,000	Mplx LP	4.875	06/01/2025	544,043
339,000	Oneok Partners LP	4.900	03/15/2025	352,824
216,000	Phillips 66 Partners LP	3.605	02/15/2025	209,228
324,000	Plains All American Pipeline LP / Paa Finance Corp.	4.650	10/15/2025	325,583
722,000	Sabine Pass Liquefaction LLC	5.625	03/01/2025	772,821
324,000	Spectra Energy Partners LP	3.500	03/15/2025	310,747
216,000	Western Gas Partners LP	3.950	06/01/2025	209,461
315,000	Williams Partners LP	3.900	01/15/2025	308,312
315,000	Williams Partners LP	4.000	09/15/2025	309,138

				6,412,973

	Private Equity—0.1%
109,000	Brookfield Asset Management, Inc. (Canada)	4.000	01/15/2025	108,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Real Estate—0.3%
$315,000	ProLogis LP	3.750%	11/01/2025	$315,422

	REITs—3.2%
525,000	American Tower Corp.	4.000	06/01/2025	518,244
216,000	AvalonBay Communities, Inc., GMTN	3.450	06/01/2025	211,264
270,000	Brixmor Operating Partnership LP	3.850	02/01/2025	262,741
187,000	DDR Corp.	3.625	02/01/2025	178,823
109,000	Essex Portfolio LP	3.500	04/01/2025	105,904
418,000	Hcp, Inc.	3.400	02/01/2025	398,063
315,000	Hcp, Inc.	4.000	06/01/2025	310,302
109,000	Host Hotels & Resorts LP, Series E	4.000	06/15/2025	106,803
315,000	Simon Property Group LP	3.500	09/01/2025	308,835
418,000	Ventas Realty LP	3.500	02/01/2025	403,334
521,000	Welltower, Inc.	4.000	06/01/2025	512,521

				3,316,834

	Retail—1.9%
109,000	Dollar General Corp.	4.150	11/01/2025	110,475
324,000	Home Depot, Inc. (The)	3.350	09/15/2025	320,904
418,000	Kohl’s Corp.	4.250	07/17/2025	418,015
315,000	Lowe’s Cos., Inc.	3.375	09/15/2025	311,889
109,000	McDonald’s Corp., MTN	3.375	05/26/2025	107,446
315,000	Qvc, Inc.	4.450	02/15/2025	306,654
418,000	Tapestry, Inc.	4.250	04/01/2025	414,870

				1,990,253

	Semiconductors—2.4%
223,000	Analog Devices, Inc.	3.900	12/15/2025	223,306
216,000	Applied Materials, Inc.	3.900	10/01/2025	220,167
853,000	Intel Corp.	3.700	07/29/2025	866,345
324,000	Lam Research Corp.	3.800	03/15/2025	324,657
847,000	QUALCOMM, Inc.	3.450	05/20/2025	821,626

				2,456,101

	Software—4.8%
324,000	Adobe Systems, Inc.	3.250	02/01/2025	320,959
431,000	Fidelity National Information Services, Inc.	5.000	10/15/2025	457,238
516,000	Fiserv, Inc.	3.850	06/01/2025	516,154
1,181,000	Microsoft Corp.	2.700	02/12/2025	1,137,673
1,476,000	Microsoft Corp.	3.125	11/03/2025	1,455,341
1,166,000	Oracle Corp.	2.950	05/15/2025	1,125,858

				5,013,223

	Telecommunications—2.9%
624,000	AT&T, Inc.	3.950	01/15/2025	616,539
2,133,000	AT&T, Inc.	3.400	05/15/2025	2,040,395
109,000	Cisco Systems, Inc.	3.500	06/15/2025	109,956
315,000	Rogers Communications, Inc. (Canada)	3.625	12/15/2025	310,023

				3,076,913

	Transportation—1.3%
216,000	Burlington Northern Santa Fe LLC	3.000	04/01/2025	209,167
216,000	Canadian Pacific Railway Co. (Canada)	2.900	02/01/2025	206,353
418,000	CSX Corp.	3.350	11/01/2025	405,854
418,000	FedEx Corp.	3.200	02/01/2025	407,864
109,000	Union Pacific Corp.	3.250	08/15/2025	106,738

				1,335,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Water—0.5%
$562,000	American Water Capital Corp.	3.400%	03/01/2025	$558,495

	Total Corporate Bonds (Cost $106,295,406)			102,789,506

Number of Shares
	Money Market Fund—0.4%
383,982	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $383,982)			383,982

	Total Investments in Securities (Cost $106,679,388)—99.0%			103,173,488
	Other assets less liabilities—1.0%			1,007,194

	Net Assets—100.0%			$104,180,682

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Schedule of Investments

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.6%
	Advertising—0.3%
$154,000	Omnicom Group, Inc./Omnicom Capital, Inc.	3.600%	04/15/2026	$148,396

	Aerospace/Defense—1.6%
154,000	General Dynamics Corp.	2.125	08/15/2026	138,723
114,000	L3 Technologies, Inc.	3.850	12/15/2026	111,374
451,000	Lockheed Martin Corp.	3.550	01/15/2026	447,490
154,000	United Technologies Corp.	2.650	11/01/2026	139,729

				837,316

	Agriculture—0.9%
154,000	Archer-Daniels-Midland Co.	2.500	08/11/2026	141,818
154,000	Bunge Ltd. Finance Corp.	3.250	08/15/2026	141,980
226,000	Philip Morris International, Inc.	2.750	02/25/2026	211,082

				494,880

	Apparel—0.5%
154,000	NIKE, Inc.	2.375	11/01/2026	142,264
154,000	Under Armour, Inc.	3.250	06/15/2026	137,015

				279,279

	Auto Manufacturers—2.1%
205,000	Ford Motor Co.	4.346	12/08/2026	203,189
400,000	Ford Motor Credit Co. LLC, GMTN	4.389	01/08/2026	398,342
338,000	General Motors Financial Co., Inc.	5.250	03/01/2026	354,597
154,000	General Motors Financial Co., Inc.	4.000	10/06/2026	148,468

				1,104,596

	Banks—28.3%
308,000	Bank of America Corp., MTN	4.450	03/03/2026	311,374
530,000	Bank of America Corp., GMTN	3.500	04/19/2026	515,215
492,000	Bank of America Corp., MTN	4.250	10/22/2026	491,844
154,000	Bank of New York Mellon Corp. (The), MTN	2.800	05/04/2026	144,979
226,000	Bank of New York Mellon Corp. (The), MTN	2.450	08/17/2026	206,756
226,000	Bank One Corp.	7.625	10/15/2026	276,565
400,000	Barclays (United Kingdom)	4.375	01/12/2026	389,969
500,000	Barclays (United Kingdom)	5.200	05/12/2026	491,359
300,000	Branch Banking & Trust Co.	3.800	10/30/2026	301,397
154,000	Capital One Financial Corp.	3.750	07/28/2026	144,771
154,000	Citigroup, Inc.	3.700	01/12/2026	150,510
154,000	Citigroup, Inc.	4.600	03/09/2026	155,993
306,000	Citigroup, Inc.	3.400	05/01/2026	292,056
531,000	Citigroup, Inc.	3.200	10/21/2026	496,861
308,000	Citigroup, Inc.	4.300	11/20/2026	305,069
550,000	Cooperatieve Rabobank Ua (Netherlands)	3.750	07/21/2026	519,681
250,000	Discover Bank	3.450	07/27/2026	233,897
200,000	Fifth Third Bank, BKNT	3.850	03/15/2026	198,019
338,000	Goldman Sachs Group, Inc. (The)	3.750	02/25/2026	328,334
451,000	Goldman Sachs Group, Inc. (The)	3.500	11/16/2026	428,994
800,000	HSBC Holdings PLC (United Kingdom)	4.300	03/08/2026	809,353
200,000	HSBC Holdings PLC (United Kingdom)	3.900	05/25/2026	196,964
200,000	HSBC Holdings PLC (United Kingdom)	4.375	11/23/2026	197,596
306,000	JPMorgan Chase & Co.	3.300	04/01/2026	293,595
379,000	JPMorgan Chase & Co.	3.200	06/15/2026	360,635
532,000	JPMorgan Chase & Co.	2.950	10/01/2026	496,064
308,000	JPMorgan Chase & Co.	4.125	12/15/2026	307,498
100,000	Lloyds Banking Group PLC (United Kingdom)	4.650	03/24/2026	99,035
200,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.850	03/01/2026	200,021
200,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.757	09/13/2026	184,972
200,000	Mizuho Financial Group, Inc. (Japan)	2.839	09/13/2026	185,318
532,000	Morgan Stanley, GMTN	3.875	01/27/2026	527,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$608,000	Morgan Stanley, MTN	3.125%	07/27/2026	$571,459
100,000	Morgan Stanley, MTN	6.250	08/09/2026	114,369
608,000	Morgan Stanley, MTN	4.350	09/08/2026	606,906
200,000	Royal Bank of Scotland Group PLC (United Kingdom)	4.800	04/05/2026	203,931
154,000	State Street Corp.	2.650	05/19/2026	144,365
380,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.784	03/09/2026	380,208
308,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.632	07/14/2026	282,620
308,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.010	10/19/2026	289,402
200,000	SunTrust Bank	3.300	05/15/2026	191,029
154,000	U.S. Bancorp, Series V, MTN	2.375	07/22/2026	140,467
154,000	US Bancorp, MTN	3.100	04/27/2026	145,604
681,000	Wells Fargo & Co.	3.000	04/22/2026	637,310
606,000	Wells Fargo & Co., MTN	4.100	06/03/2026	597,922
681,000	Wells Fargo & Co.	3.000	10/23/2026	633,850

				15,181,710

	Beverages—5.4%
1,915,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.650	02/01/2026	1,889,731
154,000	Coca-Cola Co. (The)	2.250	09/01/2026	140,322
226,000	Constellation Brands, Inc.	3.700	12/06/2026	220,796
305,000	Molson Coors Brewing Co.	3.000	07/15/2026	278,743
226,000	PepsiCo, Inc.	2.850	02/24/2026	216,186
154,000	PepsiCo, Inc.	2.375	10/06/2026	140,838

				2,886,616

	Biotechnology—1.5%
154,000	Amgen, Inc.	2.600	08/19/2026	139,947
689,000	Gilead Sciences, Inc.	3.650	03/01/2026	683,514

				823,461

	Building Materials—1.0%
338,000	Johnson Controls International PLC	3.900	02/14/2026	334,955
200,000	Masco Corp.	4.375	04/01/2026	200,665

				535,620

	Chemicals—0.4%
226,000	Praxair, Inc.	3.200	01/30/2026	221,697

	Commercial Services—1.1%
154,000	Ecolab, Inc.	2.700	11/01/2026	143,792
226,000	S&p Global, Inc.	4.400	02/15/2026	235,879
205,000	Total System Services, Inc.	4.800	04/01/2026	213,735

				593,406

	Computers—2.4%
729,000	Apple, Inc.	3.250	02/23/2026	718,610
305,000	Apple, Inc.	2.450	08/04/2026	281,641
300,000	International Business Machines Corp.	3.450	02/19/2026	298,374

				1,298,625

	Cosmetics/Personal Care—0.7%
154,000	Procter & Gamble Co. (The)	2.700	02/02/2026	147,193
154,000	Procter & Gamble Co. (The)	2.450	11/03/2026	143,483
100,000	Unilever Capital Corp. (United Kingdom)	2.000	07/28/2026	89,200

				379,876

	Diversified Financial Services—1.6%
154,000	Ameriprise Financial, Inc.	2.875	09/15/2026	144,178
226,000	Mastercard, Inc.	2.950	11/21/2026	218,604
154,000	NASDAQ, Inc.	3.850	06/30/2026	149,319
154,000	Raymond James Financial, Inc.	3.625	09/15/2026	149,652
226,000	Synchrony Financial	3.700	08/04/2026	209,061

				870,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric—3.8%
$200,000	Cleco Corporate Holdings LLC	3.743%	05/01/2026	$189,710
114,000	Commonwealth Edison Co.	2.550	06/15/2026	106,028
154,000	Duke Energy Corp.	2.650	09/01/2026	140,368
226,000	Emera US Finance LP (Canada)	3.550	06/15/2026	215,110
154,000	Entergy Corp.	2.950	09/01/2026	141,895
154,000	Exelon Corp.	3.400	04/15/2026	147,826
226,000	Fortis, Inc./Canada (Canada)	3.055	10/04/2026	208,124
226,000	Pacific Gas & Electric Co.	2.950	03/01/2026	207,841
154,000	PPL Capital Funding, Inc.	3.100	05/15/2026	144,297
308,000	Southern Co. (The)	3.250	07/01/2026	291,848
226,000	Virginia Electric & Power Co., Series A	3.150	01/15/2026	218,164

				2,011,211

	Electronics—1.1%
226,000	Avnet, Inc.	4.625	04/15/2026	224,576
226,000	Fortive Corp.	3.150	06/15/2026	212,743
154,000	Honeywell International, Inc.	2.500	11/01/2026	142,355

				579,674

	Food—2.4%
226,000	Hershey Co. (The)	2.300	08/15/2026	205,713
154,000	Kellogg Co.	3.250	04/01/2026	145,763
454,000	Kraft Heinz Foods Co.	3.000	06/01/2026	415,074
226,000	Kroger Co. (The)	3.500	02/01/2026	215,451
154,000	Kroger Co. (The)	2.650	10/15/2026	137,906
154,000	Sysco Corp.	3.300	07/15/2026	147,555

				1,267,462

	Forest Products & Paper—0.4%
231,000	International Paper Co.	3.800	01/15/2026	226,964

	Gas—0.3%
154,000	Southern California Gas Co., Series TT	2.600	06/15/2026	144,353

	Healthcare-Products—1.7%
407,000	Abbott Laboratories	3.750	11/30/2026	403,278
154,000	Baxter International, Inc.	2.600	08/15/2026	141,213
226,000	Stryker Corp.	3.500	03/15/2026	223,197
154,000	Thermo Fisher Scientific, Inc.	2.950	09/19/2026	143,703

				911,391

	Healthcare-Services—1.1%
457,000	HCA, Inc.	5.250	06/15/2026	456,429
154,000	UnitedHealth Group, Inc.	3.100	03/15/2026	148,559

				604,988

	Housewares—0.6%
308,000	Newell Brands, Inc.	4.200	04/01/2026	303,125

	Insurance—3.3%
200,000	Allstate Corp. (The)	3.280	12/15/2026	194,143
154,000	American International Group, Inc.	3.900	04/01/2026	150,681
536,000	Berkshire Hathaway, Inc.	3.125	03/15/2026	521,043
154,000	Chubb INA Holdings, Inc.	3.350	05/03/2026	150,681
154,000	Manulife Financial Corp. (Canada)	4.150	03/04/2026	155,241
226,000	Marsh & McLennan Cos., Inc.	3.750	03/14/2026	225,968
154,000	Old Republic International Corp.	3.875	08/26/2026	148,850
226,000	Trinity Acquisition PLC	4.400	03/15/2026	227,190

				1,773,797

	Internet—1.0%
305,000	Alphabet, Inc.	1.998	08/15/2026	275,521
154,000	Booking Holdings, Inc.	3.600	06/01/2026	149,695
114,000	Expedia Group, Inc.	5.000	02/15/2026	116,933

				542,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Lodging—0.3%
$154,000	Marriott International, Inc., Series R	3.125%	06/15/2026	$143,938

	Machinery-Diversified—0.4%
114,000	Roper Technologies, Inc.	3.800	12/15/2026	112,393
114,000	Wabtec Corp.	3.450	11/15/2026	106,589

				218,982

	Media—2.8%
336,000	CBS Corp.	4.000	01/15/2026	329,528
451,000	Comcast Corp.	3.150	03/01/2026	426,008
114,000	Discovery Communications LLC	4.900	03/11/2026	116,686
226,000	Time Warner, Inc.	3.875	01/15/2026	220,690
154,000	Viacom, Inc.	3.450	10/04/2026	143,164
154,000	Walt Disney Co. (The)	3.000	02/13/2026	149,850
154,000	Walt Disney Co. (The), GMTN	1.850	07/30/2026	135,830

				1,521,756

	Miscellaneous Manufacturing—0.5%
154,000	3M Co., MTN	2.250	09/19/2026	140,550
154,000	Illinois Tool Works, Inc.	2.650	11/15/2026	143,266

				283,816

	Oil & Gas—5.2%
226,000	Anadarko Petroleum Corp.	5.550	03/15/2026	245,284
154,000	BP Capital Markets PLC (United Kingdom)	3.119	05/04/2026	148,226
308,000	Chevron Corp.	2.954	05/16/2026	296,591
226,000	ConocoPhillips Co.	4.950	03/15/2026	244,321
226,000	EOG Resources, Inc.	4.150	01/15/2026	231,763
538,000	Exxon Mobil Corp.	3.043	03/01/2026	524,342
205,000	HollyFrontier Corp.	5.875	04/01/2026	221,165
154,000	Occidental Petroleum Corp.	3.400	04/15/2026	151,434
114,000	Pioneer Natural Resources Co.	4.450	01/15/2026	118,116
354,000	Shell International Finance BV (Netherlands)	2.875	05/10/2026	337,856
154,000	Shell International Finance BV (Netherlands)	2.500	09/12/2026	143,575
154,000	Valero Energy Corp.	3.400	09/15/2026	148,087

				2,810,760

	Pharmaceuticals—5.8%
454,000	Abbvie, Inc.	3.200	05/14/2026	427,834
380,000	CVS Health Corp.	2.875	06/01/2026	348,974
459,000	Express Scripts Holding Co.	4.500	02/25/2026	462,197
659,000	Johnson & Johnson	2.450	03/01/2026	619,040
306,000	Mylan NV	3.950	06/15/2026	292,045
200,000	Perrigo Finance Unlimited Co.	4.375	03/15/2026	197,089
154,000	Pfizer, Inc.	2.750	06/03/2026	146,199
205,000	Pfizer, Inc.	3.000	12/15/2026	198,123
457,000	Shire Acquisitions Investments Ireland Dac	3.200	09/23/2026	421,091

				3,112,592

	Pipelines—5.1%
200,000	Boardwalk Pipelines LP	5.950	06/01/2026	217,887
154,000	Buckeye Partners LP	3.950	12/01/2026	144,186
345,000	Energy Transfer Partners LP	4.750	01/15/2026	346,083
226,000	Enterprise Products Operating LLC	3.700	02/15/2026	223,770
226,000	Magellan Midstream Partners LP	5.000	03/01/2026	242,304
338,000	Plains All American Pipeline LP / Paa Finance Corp.	4.500	12/15/2026	334,488
338,000	Sabine Pass Liquefaction LLC	5.875	06/30/2026	367,125
154,000	Spectra Energy Partners LP	3.375	10/15/2026	144,079
154,000	Sunoco Logistics Partners Operations LP	3.900	07/15/2026	145,327
136,000	Transcanada Pipelines Ltd. (Canada)	4.875	01/15/2026	143,471
345,000	Transcontinental Gas Pipe Line Co. LLC	7.850	02/01/2026	423,010

				2,731,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Real Estate—0.2%
$114,000	CBRE Services, Inc.	4.875%	03/01/2026	$118,913

	REITs—4.4%
114,000	American Tower Corp.	4.400	02/15/2026	114,127
154,000	American Tower Corp.	3.375	10/15/2026	144,059
555,000	Boston Properties LP	3.650	02/01/2026	539,957
154,000	Boston Properties LP	2.750	10/01/2026	139,274
226,000	Crown Castle International Corp.	4.450	02/15/2026	227,435
154,000	Crown Castle International Corp.	3.700	06/15/2026	147,474
154,000	ERP Operating LP	2.850	11/01/2026	143,882
154,000	Kimco Realty Corp.	2.800	10/01/2026	137,293
173,000	Omega Healthcare Investors, Inc.	5.250	01/15/2026	174,378
231,000	Simon Property Group LP	3.300	01/15/2026	222,610
226,000	Ventas Realty LP	4.125	01/15/2026	224,624
154,000	Welltower, Inc.	4.250	04/01/2026	152,803

				2,367,916

	Retail—3.0%
154,000	Home Depot, Inc. (The)	3.000	04/01/2026	148,625
154,000	Home Depot, Inc. (The)	2.125	09/15/2026	138,591
154,000	Lowe’s Cos., Inc.	2.500	04/15/2026	142,060
452,000	McDonald’s Corp., MTN	3.700	01/30/2026	453,506
114,000	Starbucks Corp.	2.450	06/15/2026	105,727
154,000	Target Corp.	2.500	04/15/2026	142,343
154,000	TJX Cos., Inc. (The)	2.250	09/15/2026	138,059
380,000	Walgreens Boots Alliance, Inc.	3.450	06/01/2026	360,464

				1,629,375

	Semiconductors—1.0%
226,000	Analog Devices, Inc.	3.500	12/05/2026	217,923
154,000	Intel Corp.	2.600	05/19/2026	143,999
154,000	NVIDIA Corp.	3.200	09/16/2026	148,984

				510,906

	Software—2.8%
226,000	Activision Blizzard, Inc.	3.400	09/15/2026	218,055
154,000	Fidelity National Information Services, Inc.	3.000	08/15/2026	142,071
681,000	Microsoft Corp.	2.400	08/08/2026	632,831
530,000	Oracle Corp.	2.650	07/15/2026	494,986

				1,487,943

	Telecommunications—2.7%
451,000	AT&T, Inc.	4.125	02/17/2026	447,293
154,000	AT&T, Inc.(a)	7.125	03/15/2026	179,550
154,000	Cisco Systems, Inc.	2.950	02/28/2026	148,073
305,000	Cisco Systems, Inc.	2.500	09/20/2026	283,853
114,000	Hughes Satellite Systems Corp.	5.250	08/01/2026	108,870
304,000	Verizon Communications, Inc.	2.625	08/15/2026	274,868

				1,442,507

	Transportation—0.9%
226,000	Canadian National Railway Co. (Canada)	2.750	03/01/2026	213,605
154,000	CSX Corp.	2.600	11/01/2026	140,444
154,000	FedEx Corp.	3.250	04/01/2026	148,294

				502,343

	Total Corporate Bonds (Cost $55,109,666)			52,904,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—0.4%
222,222	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $222,222)	$222,222

	Total Investments in Securities (Cost $55,331,888)—99.0%	53,127,105
	Other assets less liabilities—1.0%	511,194

	Net Assets—100.0%	$53,638,299

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Schedule of Investments

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.2%
	Aerospace/Defense—2.5%
$200,000	Arconic, Inc.	5.900%	02/01/2027	$203,320
198,000	Rockwell Collins, Inc.	3.500	03/15/2027	190,040
200,000	United Technologies Corp.	3.125	05/04/2027	186,616

				579,976

	Auto Manufacturers—2.1%
100,000	General Motors Co.	4.200	10/01/2027	97,249
199,000	General Motors Financial Co., Inc.	4.350	01/17/2027	195,925
200,000	Toyota Motor Credit Corp., MTN	3.200	01/11/2027	195,188

				488,362

	Auto Parts & Equipment—0.4%
100,000	Lear Corp.	3.800	09/15/2027	95,791

	Banks—23.8%
200,000	Banco Santander SA (Spain)	4.250	04/11/2027	192,010
398,000	Bank of America Corp., MTN	3.248	10/21/2027	373,462
200,000	Bank of America Corp., Series L, MTN	4.183	11/25/2027	196,271
100,000	Bank of New York Mellon Corp. (The), MTN	3.250	05/16/2027	96,903
200,000	Capital One Financial Corp.	3.750	03/09/2027	191,631
600,000	Citigroup, Inc.	4.450	09/29/2027	595,076
200,000	Goldman Sachs Group, Inc. (The)	5.950	01/15/2027	220,377
398,000	Goldman Sachs Group, Inc. (The)	3.850	01/26/2027	386,602
100,000	ING Groep NV (Netherlands)	3.950	03/29/2027	98,540
200,000	JPMorgan Chase & Co.	4.250	10/01/2027	200,255
200,000	JPMorgan Chase & Co.	3.625	12/01/2027	189,438
200,000	Lloyds Banking Group PLC (United Kingdom)	3.750	01/11/2027	189,702
200,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.677	02/22/2027	197,756
200,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.287	07/25/2027	192,149
200,000	Mizuho Financial Group, Inc. (Japan)	3.663	02/28/2027	196,695
400,000	Morgan Stanley	3.625	01/20/2027	387,209
400,000	Morgan Stanley, GMTN	3.950	04/23/2027	386,734
100,000	PNC Financial Services Group, Inc. (The)	3.150	05/19/2027	95,546
300,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.446	01/11/2027	292,073
200,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.364	07/12/2027	193,205
200,000	US Bancorp, Series X, MTN	3.150	04/27/2027	192,234
400,000	Wells Fargo & Co., GMTN	4.300	07/22/2027	397,365

				5,461,233

	Beverages—0.4%
100,000	Coca-Cola Co. (The)	2.900	05/25/2027	95,344

	Biotechnology—0.8%
200,000	Gilead Sciences, Inc.	2.950	03/01/2027	187,888

	Chemicals—1.3%
100,000	Lyb International Finance II BV	3.500	03/02/2027	94,960
198,000	Sherwin-Williams Co. (The)	3.450	06/01/2027	188,347

				283,307

	Computers—5.1%
398,000	Apple, Inc.	3.350	02/09/2027	392,727
300,000	Apple, Inc.	3.200	05/11/2027	292,287
200,000	Apple, Inc.	3.000	06/20/2027	191,993
100,000	International Business Machines Corp.	3.300	01/27/2027	97,922
200,000	Seagate HDD Cayman	4.875	06/01/2027	187,659

				1,162,588

	Cosmetics/Personal Care—0.8%
100,000	Procter & Gamble Co. (The)	2.850	08/11/2027	96,072
100,000	Unilever Capital Corp. (United Kingdom)	2.900	05/05/2027	95,073

				191,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Diversified Financial Services—4.6%
$200,000	Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)	3.650%	07/21/2027	$184,234
200,000	American Express Credit Corp., MTN	3.300	05/03/2027	193,402
200,000	Cboe Global Markets, Inc.	3.650	01/12/2027	195,258
100,000	Discover Financial Services	4.100	02/09/2027	97,135
194,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc.	4.850	01/15/2027	192,530
100,000	ORIX Corp. (Japan)	3.700	07/18/2027	97,150
100,000	TD Ameritrade Holding Corp.	3.300	04/01/2027	96,772

				1,056,481

	Electric—4.2%
200,000	Duke Energy Corp.	3.150	08/15/2027	187,085
100,000	Duke Energy Florida LLC	3.200	01/15/2027	97,017
200,000	FirstEnergy Corp., Series B	3.900	07/15/2027	196,708
199,000	Nextera Energy Capital Holdings, Inc.	3.550	05/01/2027	192,240
200,000	Sempra Energy	3.250	06/15/2027	188,886
100,000	Virginia Electric & Power Co., Series A	3.500	03/15/2027	98,651

				960,587

	Food—3.3%
200,000	General Mills, Inc.	3.200	02/10/2027	185,168
200,000	McCormick & Co., Inc.	3.400	08/15/2027	190,571
200,000	SYSCO Corp.	3.250	07/15/2027	189,823
198,000	Tyson Foods, Inc.	3.550	06/02/2027	189,148

				754,710

	Forest Products & Paper—1.2%
300,000	International Paper Co.	3.000	02/15/2027	273,650

	Gas—0.9%
200,000	NiSource, Inc.	3.490	05/15/2027	192,733

	Healthcare-Products—2.1%
400,000	Becton Dickinson & Co.	3.700	06/06/2027	381,097
100,000	Medtronic Global Holdings SCA	3.350	04/01/2027	98,426

				479,523

	Healthcare-Services—2.1%
200,000	HCA, Inc.	4.500	02/15/2027	190,000
100,000	Humana, Inc.	3.950	03/15/2027	99,090
100,000	Kaiser Foundation Hospitals	3.150	05/01/2027	96,124
100,000	UnitedHealth Group, Inc.	3.450	01/15/2027	98,593

				483,807

	Insurance—1.6%
300,000	AON Corp.	8.205	01/01/2027	372,824

	Internet—0.8%
200,000	eBay, Inc.	3.600	06/05/2027	190,138

	Media—3.3%
200,000	Comcast Corp.	2.350	01/15/2027	176,187
200,000	Comcast Corp.	3.300	02/01/2027	189,100
200,000	Time Warner, Inc.	3.800	02/15/2027	193,532
200,000	Walt Disney Co. (The), MTN	2.950	06/15/2027	190,948

				749,767

	Oil & Gas—6.8%
200,000	BP Capital Markets PLC (United Kingdom)	3.017	01/16/2027	190,120
100,000	BP Capital Markets PLC (United Kingdom)	3.588	04/14/2027	99,450
200,000	Canadian Natural Resources Ltd. (Canada)	3.850	06/01/2027	196,785
300,000	Cenovus Energy, Inc. (Canada)	4.250	04/15/2027	289,409
200,000	Cimarex Energy Co.	3.900	05/15/2027	196,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$200,000	Hess Corp.	4.300%	04/01/2027	$196,058
200,000	Marathon Oil Corp.	4.400	07/15/2027	203,250
200,000	Occidental Petroleum Corp.	3.000	02/15/2027	190,507

				1,561,809

	Pharmaceuticals—5.0%
200,000	AstraZeneca PLC (United Kingdom)	3.125	06/12/2027	190,526
100,000	Bristol-Myers Squibb Co.	3.250	02/27/2027	97,429
200,000	Cardinal Health, Inc.	3.410	06/15/2027	185,810
100,000	ELI Lilly & Co.	3.100	05/15/2027	96,830
200,000	Express Scripts Holding Co.	3.400	03/01/2027	185,243
200,000	Johnson & Johnson	2.950	03/03/2027	193,842
200,000	Novartis Capital Corp. (Switzerland)	3.100	05/17/2027	193,486

				1,143,166

	Pipelines—3.5%
100,000	Enable Midstream Partners LP	4.400	03/15/2027	97,234
100,000	Enterprise Products Operating LLC	3.950	02/15/2027	100,297
198,000	Mplx LP	4.125	03/01/2027	193,794
200,000	Sabine Pass Liquefaction LLC	5.000	03/15/2027	206,562
200,000	Williams Partners LP	3.750	06/15/2027	190,145

				788,032

	REITs—5.0%
200,000	American Tower Corp.	3.550	07/15/2027	189,012
300,000	Crown Castle International Corp.	3.650	09/01/2027	283,408
198,000	Digital Realty Trust LP	3.700	08/15/2027	188,171
100,000	Mid-America Apartments LP	3.600	06/01/2027	96,368
100,000	OMEGA Healthcare Investors, Inc.	4.500	04/01/2027	95,525
199,000	Simon Property Group LP	3.375	06/15/2027	192,185
100,000	Vereit Operating Partnership LP	3.950	08/15/2027	93,173

				1,137,842

	Retail—4.2%
100,000	Autozone, Inc.	3.750	06/01/2027	97,206
198,000	Costco Wholesale Corp.	3.000	05/18/2027	190,245
200,000	Dollar General Corp.	3.875	04/15/2027	194,801
200,000	Lowe’s Cos., Inc.	3.100	05/03/2027	191,565
200,000	McDonald’s Corp., GMTN	3.500	03/01/2027	196,978
100,000	O’reilly Automotive, Inc.	3.600	09/01/2027	95,707

				966,502

	Semiconductors—2.9%
200,000	Applied Materials, Inc.	3.300	04/01/2027	195,343
200,000	Intel Corp.	3.150	05/11/2027	194,847
298,000	Qualcomm, Inc.	3.250	05/20/2027	280,525

				670,715

	Software—2.6%
598,000	Microsoft Corp.	3.300	02/06/2027	593,089

	Telecommunications—5.2%
300,000	AT&T, Inc.	4.250	03/01/2027	298,675
500,000	Telefonica Emisiones Sau (Spain)	4.103	03/08/2027	489,412
398,000	Verizon Communications, Inc.	4.125	03/16/2027	399,769

				1,187,856

	Textiles—0.9%
200,000	Cintas Corp. No. 2	3.700	04/01/2027	198,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Transportation—0.8%
$198,000	CSX Corp.	3.250%	06/01/2027	$188,513

	Total Corporate Bonds (Cost $23,303,671)			22,495,428

Number of Shares
	Money Market Fund—0.8%
193,302	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(a) (Cost $193,302)			193,302

	Total Investments in Securities (Cost $23,496,973)—99.0%			22,688,730
	Other assets less liabilities—1.0%			234,798

	Net Assets—100.0%			$22,923,528

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Schedule of Investments

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—47.5%
	Advertising—0.4%
$3,063,000	Lamar Media Corp.	5.000%	05/01/2023	$3,116,603

	Airlines—1.4%
6,672,000	American Airlines Group, Inc.	6.125	06/01/2018	6,672,000
3,818,000	United Continental Holdings, Inc.	6.375	06/01/2018	3,818,000

				10,490,000

	Auto Manufacturers—3.0%
14,230,000	Jaguar Land Rover Automotive PLC (United Kingdom)(a)	4.125	12/15/2018	14,336,725
7,505,000	Jaguar Land Rover Automotive PLC (United Kingdom)(a)	5.625	02/01/2023	7,589,431

				21,926,156

	Chemicals—0.9%
5,841,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.(a)	10.500	04/15/2023	6,462,190

	Commercial Services—3.3%
18,760,000	Apx Group, Inc.	7.875	12/01/2022	18,572,400
5,133,000	Service Corp. International	5.375	01/15/2022	5,206,787

				23,779,187

	Computers—7.4%
23,122,000	Dell International LLC / EMC Corp.(a)	5.875	06/15/2021	23,795,474
30,202,000	EMC Corp.	1.875	06/01/2018	30,202,000

				53,997,474

	Diversified Financial Services—5.8%
7,598,000	Aircastle Ltd.	4.625	12/15/2018	7,654,985
8,854,000	Ally Financial, Inc.	4.750	09/10/2018	8,896,056
8,650,000	Ally Financial, Inc.	3.250	11/05/2018	8,655,622
5,819,000	Ally Financial, Inc.	8.000	12/31/2018	5,984,842
5,753,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	6.500	08/01/2018	5,757,689
1,540,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625	05/01/2019	1,555,785
3,486,000	Tmx Finance LLC / Titlemax Finance Corp.(a)	8.500	09/15/2018	3,491,229

				41,996,208

	Forest Products & Paper—0.3%
2,525,000	Smurfit Kappa Acquisitions Ulc (Ireland)(a)	4.875	09/15/2018	2,527,146

	Home Builders—1.3%
3,301,000	KB Home	7.250	06/15/2018	3,305,951
2,678,000	Lennar Corp.	6.950	06/01/2018	2,678,000
3,459,000	Lennar Corp.	4.125	12/01/2018	3,466,956

				9,450,907

	Iron/Steel—0.8%
5,471,000	Steel Dynamics, Inc.	5.250	04/15/2023	5,580,420

	Media—6.8%
6,676,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750	09/01/2023	6,742,760
14,217,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750	01/15/2024	14,288,085
6,424,000	CSC Holdings LLC	7.625	07/15/2018	6,472,180
8,869,000	TEGNA, Inc.	6.375	10/15/2023	9,212,674
3,312,000	Univision Communications, Inc.(a)	6.750	09/15/2022	3,403,080
8,944,000	Virgin Media Finance PLC (United Kingdom)(a)	6.375	04/15/2023	9,100,520

				49,219,299

	Oil & Gas—1.8%
10,153,000	Resolute Energy Corp.	8.500	05/01/2020	10,178,382
2,775,000	Seven Generations Energy Ltd. (Canada)(a)	6.750	05/01/2023	2,906,813

				13,085,195

	Packaging & Containers—0.7%
4,584,000	Berry Global, Inc.	6.000	10/15/2022	4,738,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pipelines—1.5%
$10,964,000	Rockies Express Pipeline LLC(a)	6.850%	07/15/2018	$11,018,820

	REITs—1.1%
7,402,000	Iron Mountain, Inc.	6.000	08/15/2023	7,661,070

	Retail—0.9%
595,000	Carrols Restaurant Group, Inc.	8.000	05/01/2022	622,519
5,491,000	Reliance Intermediate Holdings LP (Canada)(a)	6.500	04/01/2023	5,724,367

				6,346,886

	Semiconductors—0.8%
5,668,000	Qorvo, Inc.	6.750	12/01/2023	6,036,420

	Telecommunications—9.3%
12,165,000	Frontier Communications Corp.	8.125	10/01/2018	12,377,887
3,008,000	Hc2 Holdings, Inc.(a)	11.000	12/01/2019	3,067,258
6,097,000	Level 3 Financing, Inc.	5.625	02/01/2023	6,163,762
36,666,000	Sprint Communications, Inc.(a)	9.000	11/15/2018	37,599,150
8,373,000	T-Mobile USA, Inc.	6.000	03/01/2023	8,686,988

				67,895,045

	Total Corporate Bonds (Cost $346,944,591)			345,327,736

Number of Shares
	Common Stocks—0.0%
	Environmental Control—0.0%
3,325	Tervita Corp. (Canada)(b)(c) (Cost $28,262)			0

Principal Amount
	Short-Term Investments—62.0%
	U.S. Treasury Securities—55.7%
	U.S. Treasury Bills—55.7%(d)
$16,945,300	1.491%, 06/21/2018			16,929,296
15,000,000	1.510%, 06/21/2018			14,985,833
10,000,000	1.615%, 06/21/2018			9,990,556
18,000,000	1.628%, 06/21/2018			17,983,000
15,000,000	1.632%, 06/21/2018			14,985,833
38,000,000	1.638%, 06/21/2018			37,964,111
10,000,000	1.647%, 06/21/2018			9,990,556
45,000,000	1.648%, 06/21/2018			44,957,500
709,000	1.649%, 06/21/2018			708,330
110,000,000	1.650%, 06/21/2018			109,896,112
680,700	1.660%, 06/21/2018			680,057
10,000,000	1.671%, 06/21/2018			9,990,556
42,000,000	1.677%, 06/21/2018			41,960,334
4,475,500	1.683%, 06/21/2018			4,471,273
4,388,400	1.688%, 06/21/2018			4,384,255
50,000,000	1.691%, 06/21/2018			49,952,778
1,778,000	1.722%, 06/21/2018			1,776,321
12,000,000	1.770%, 06/21/2018			11,988,667
875,100	1.776%, 06/21/2018			874,273

	Total U.S. Treasury Securities (Cost $404,481,018)			404,469,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—6.3%
45,887,089	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(e) (Cost $45,887,089)	$45,887,089

	Total Investments in Securities (Cost $797,340,960)—109.5%	795,684,466
	Other assets less liabilities—(9.5)%	(68,759,624)

	Net Assets—100.0%	$726,924,842

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $131,022,203, which represented 18.02% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 6.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Schedule of Investments

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.3%
	Advertising—0.9%
$5,045,000	Lamar Media Corp.	5.375%	01/15/2024	$5,133,288
4,959,000	Outfront Media Capital LLC/Outfront Media Capital Corp.	5.875	03/15/2025	5,027,186

				10,160,474

	Airlines—1.5%
5,332,000	Allegiant Travel Co.	5.500	07/15/2019	5,411,980
10,202,000	American Airlines Group, Inc.(a)	5.500	10/01/2019	10,431,545

				15,843,525

	Auto Manufacturers—1.7%
7,507,000	Bcd Acquisition, Inc.(a)	9.625	09/15/2023	8,154,479
3,654,000	Deck Chassis Acquisition, Inc.(a)	10.000	06/15/2023	3,909,780
5,940,000	Jaguar Land Rover Automotive PLC (United Kingdom)(a)	4.250	11/15/2019	5,977,125

				18,041,384

	Auto Parts & Equipment—1.6%
1,979,000	American Axle & Manufacturing, Inc.	7.750	11/15/2019	2,090,319
5,274,000	Dana, Inc.	5.500	12/15/2024	5,333,332
5,084,000	Meritor, Inc.	6.250	02/15/2024	5,211,100
870,000	Tenneco, Inc.	5.375	12/15/2024	843,900
4,000,000	Tupy Overseas SA (Brazil)(a)	6.625	07/17/2024	4,055,000

				17,533,651

	Banks—0.5%
5,067,500	CIT Group, Inc.	3.875	02/19/2019	5,092,837

	Building Materials—1.6%
8,557,000	Cemex Finance LLC (Mexico)(a)	6.000	04/01/2024	8,685,355
7,863,000	US Concrete, Inc.	6.375	06/01/2024	8,030,089

				16,715,444

	Chemicals—0.7%
7,238,000	PQ Corp.(a)	6.750	11/15/2022	7,645,137

	Commercial Services—7.2%
3,479,000	APX Group, Inc.	6.375	12/01/2019	3,492,046
2,609,000	Bakercorp International, Inc.	8.250	06/01/2019	2,582,910
1,855,000	Graham Holdings Co.	7.250	02/01/2019	1,915,937
6,097,000	Herc Rentals, Inc.(a)	7.500	06/01/2022	6,478,062
6,183,000	Herc Rentals, Inc.(a)	7.750	06/01/2024	6,677,640
38,565,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(a)	9.250	05/15/2023	40,898,183
12,281,000	Service Corp. International	5.375	05/15/2024	12,434,513
2,851,000	United Rentals North America, Inc.	5.750	11/15/2024	2,947,221

				77,426,512

	Computers—3.0%
19,932,000	Dell International LLC / EMC Corp.(a)	7.125	06/15/2024	21,421,514
6,568,000	Dell, Inc.	5.875	06/15/2019	6,772,922
4,044,000	Diebold Nixdorf, Inc.	8.500	04/15/2024	3,958,065

				32,152,501

	Cosmetics/Personal Care—0.2%
1,710,000	Avon Products, Inc. (United Kingdom)	6.500	03/01/2019	1,761,300

	Diversified Financial Services—5.5%
5,008,000	Aircastle Ltd.	6.250	12/01/2019	5,195,800
6,317,000	Ally Financial, Inc.	3.500	01/27/2019	6,332,793
10,187,000	Ally Financial, Inc.	3.750	11/18/2019	10,225,201
13,820,000	Navient Corp., MTN	5.500	01/15/2019	13,996,205
14,272,000	Navient Corp., MTN	4.875	06/17/2019	14,435,414
8,414,000	Springleaf Finance Corp.	5.250	12/15/2019	8,603,315

				58,788,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric—2.6%
$3,500,000	Atlantica Yield PLC (Spain)(a)	7.000%	11/15/2019	$3,648,750
9,016,000	NRG Energy, Inc.	6.250	05/01/2024	9,354,100
13,437,000	Vistra Energy Corp.	7.625	11/01/2024	14,495,164

				27,498,014

	Engineering & Construction—0.7%
4,001,000	Engility Corp.	8.875	09/01/2024	4,206,051
3,493,000	Zachry Holdings, Inc.(a)	7.500	02/01/2020	3,506,099

				7,712,150

	Entertainment—0.8%
5,836,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.	5.375	06/01/2024	5,879,770
2,761,000	EMI Music Publishing Group North America Holdings, Inc.(a)	7.625	06/15/2024	2,995,685

				8,875,455

	Food—2.8%
7,281,000	Darling Ingredients, Inc.	5.375	01/15/2022	7,424,436
4,754,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	5.875	01/15/2024	4,908,505
2,617,000	Safeway, Inc.	5.000	08/15/2019	2,649,712
9,768,000	TreeHouse Foods, Inc.(a)	6.000	02/15/2024	10,042,969
5,063,000	US Foods, Inc.(a)	5.875	06/15/2024	5,176,918

				30,202,540

	Gas—0.4%
4,689,000	NGL Energy Partners LP/NGL Energy Finance Corp.	5.125	07/15/2019	4,700,722

	Healthcare-Products—1.1%
9,812,000	Kinetic Concepts, Inc. / Kci USA, Inc.(a)	7.875	02/15/2021	10,094,095
1,315,000	Teleflex, Inc.	5.250	06/15/2024	1,334,725

				11,428,820

	Healthcare-Services—7.0%
19,817,000	Centene Corp.	5.625	02/15/2021	20,395,855
13,815,000	Centene Corp.	6.125	02/15/2024	14,557,556
25,332,000	CHS/Community Health Systems, Inc.	8.000	11/15/2019	24,698,700
4,112,000	Tenet Healthcare Corp.	5.500	03/01/2019	4,173,680
10,064,000	Tenet Healthcare Corp.(a)	7.500	01/01/2022	10,581,793

				74,407,584

	Holding Companies-Diversified—0.1%
533,000	Hrg Group, Inc.	7.750	01/15/2022	548,830

	Home Builders—2.8%
12,000	Beazer Homes USA, Inc.	5.750	06/15/2019	12,297
6,586,000	Beazer Homes USA, Inc.	8.750	03/15/2022	7,079,950
2,671,000	KB Home	4.750	05/15/2019	2,701,182
6,135,000	Lennar Corp.	4.500	06/15/2019	6,188,681
5,891,000	Lennar Corp.	4.500	11/15/2019	5,964,638
2,888,000	M/I Homes, Inc.	6.750	01/15/2021	2,985,470
5,413,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	5,440,065

				30,372,283

	Household Products/Wares—0.3%
3,164,000	Spectrum Brands, Inc.	6.125	12/15/2024	3,223,325

	Insurance—0.1%
1,117,000	Radian Group, Inc.	5.500	06/01/2019	1,146,880

	Internet—0.6%
310,000	Eig Investors Corp.	10.875	02/01/2024	337,125
5,581,000	Match Group, Inc.	6.375	06/01/2024	5,839,121

				6,176,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Investment Companies—0.0%
$9,000	Oaktree Specialty Lending Corp.	4.875%	03/01/2019	$9,024

	Iron/Steel—1.1%
5,703,000	AK Steel Corp.	7.500	07/15/2023	6,023,794
5,688,000	Steel Dynamics, Inc.	5.500	10/01/2024	5,815,980

				11,839,774

	Lodging—0.5%
5,655,000	MGM Resorts International	8.625	02/01/2019	5,876,054

	Machinery-Diversified—1.5%
6,137,000	Cloud Crane LLC(a)	10.125	08/01/2024	6,704,672
3,278,000	Manitowoc Co., Inc. (The)(a)	12.750	08/15/2021	3,667,263
4,760,000	Welbilt, Inc.	9.500	02/15/2024	5,271,700

				15,643,635

	Media—10.8%
9,674,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.875	04/01/2024	9,782,832
5,621,000	CSC Holdings LLC	8.625	02/15/2019	5,839,263
33,935,000	CSC Holdings LLC(a)	10.125	01/15/2023	37,710,269
16,331,000	DISH DBS Corp.	7.875	09/01/2019	16,959,743
2,350,000	Nexstar Broadcasting, Inc.(a)	6.125	02/15/2022	2,423,438
20,866,000	Sirius XM Radio, Inc.(a)	6.000	07/15/2024	21,439,815
253,000	Tegna, Inc.(a)	5.500	09/15/2024	255,214
4,716,000	TEGNA, Inc.	5.125	10/15/2019	4,733,685
16,000,000	Vtr Finance BV (Chile)(a)	6.875	01/15/2024	16,358,400

				115,502,659

	Metal Fabricate/Hardware—1.6%
12,011,000	Grinding Media, Inc. / Moly-Cop Altasteel Ltd.(a)	7.375	12/15/2023	12,707,398
3,803,000	Zekelman Industries, Inc.(a)	9.875	06/15/2023	4,183,300

				16,890,698

	Mining—2.7%
5,630,000	Alcoa Nederland Holding BV(a)	6.750	09/30/2024	5,983,001
660,000	Ferroglobe PLC / Globe Specialty Metals, Inc.(a)	9.375	03/01/2022	702,900
8,544,000	Joseph T Ryerson & Son, Inc.(a)	11.000	05/15/2022	9,441,120
3,909,000	Kaiser Aluminum Corp.	5.875	05/15/2024	4,026,270
8,292,000	Teck Resources Ltd. (Canada)(a)	8.500	06/01/2024	9,193,755

				29,347,046

	Miscellaneous Manufacturing—0.6%
3,280,000	Amsted Industries, Inc.(a)	5.375	09/15/2024	3,296,400
2,679,000	Ctp Transportation Products LLC / Ctp Finance, Inc.(a)	8.250	12/15/2019	2,705,790

				6,002,190

	Oil & Gas—1.1%
5,430,000	Canbriam Energy, Inc. (Canada)(a)	9.750	11/15/2019	5,511,450
227,000	Carrizo Oil & Gas, Inc.	8.250	07/15/2025	242,890
3,750,000	Ithaca Energy, Inc. (United Kingdom)(a)	8.125	07/01/2019	3,750,000
2,659,000	Rowan Cos., Inc.	7.875	08/01/2019	2,778,655

				12,282,995

	Oil & Gas Services—0.6%
6,233,000	PHI, Inc.	5.250	03/15/2019	5,921,350
9,000	SEACOR Holdings, Inc.	7.375	10/01/2019	9,225

				5,930,575

	Packaging & Containers—4.2%
20,250,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(a)	7.250	05/15/2024	21,211,875
1,413,000	Greif, Inc.	7.750	08/01/2019	1,476,585
11,936,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(a)	5.125	07/15/2023	11,742,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Packaging & Containers (continued)
$10,390,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(a)	7.000%	07/15/2024	$10,681,699

				45,112,199

	Pharmaceuticals—1.4%
4,794,000	Inventiv Group Holdings, Inc. / Inventiv Health, Inc./Inventiv Health Clinical, Inc.(a)	7.500	10/01/2024	5,081,640
8,784,000	Vizient, Inc.(a)	10.375	03/01/2024	9,706,320

				14,787,960

	Pipelines—2.4%
2,509,000	Dcp Midstream Operating LP(a)	9.750	03/15/2019	2,645,666
3,884,000	DCP Midstream Operating LP	2.700	04/01/2019	3,874,290
4,776,000	Rockies Express Pipeline LLC(a)	6.000	01/15/2019	4,864,117
7,057,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.750	03/15/2024	7,445,276
7,206,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.125	11/15/2019	7,242,030

				26,071,379

	Real Estate—0.5%
5,341,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(a)	4.500	04/15/2019	5,354,352

	REITs—3.3%
10,319,000	Equinix, Inc.	5.375	01/01/2022	10,641,469
13,613,000	Equinix, Inc.	5.375	04/01/2023	13,987,357
232,000	Geo Group, Inc. (The)	5.875	01/15/2022	236,930
10,189,000	iStar, Inc.	5.000	07/01/2019	10,175,194

				35,040,950

	Retail—1.3%
5,227,000	Gamestop Corp.(a)	5.500	10/01/2019	5,279,270
42,000	JC Penney Corp., Inc.	8.125	10/01/2019	43,627
4,134,000	Reliance Intermediate Holdings LP (Canada)(a)	6.500	04/01/2023	4,309,695
3,666,000	Yum! Brands, Inc.	5.300	09/15/2019	3,771,398

				13,403,990

	Semiconductors—0.8%
5,236,000	Advanced Micro Devices, Inc.	6.750	03/01/2019	5,419,260
3,181,000	Microsemi Corp.(a)	9.125	04/15/2023	3,526,934

				8,946,194

	Software—4.8%
3,381,000	Curo Financial Technologies Corp.(a)	12.000	03/01/2022	3,702,195
11,835,000	MSCI, Inc.(a)	5.250	11/15/2024	12,012,525
4,116,000	Nuance Communications, Inc.	6.000	07/01/2024	4,157,160
28,677,000	Solera LLC / Solera Finance, Inc.(a)	10.500	03/01/2024	31,966,252

				51,838,132

	Telecommunications—12.2%
2,620,000	CenturyLink, Inc., Series Q	6.150	09/15/2019	2,701,037
6,597,000	Commscope, Inc.(a)	5.500	06/15/2024	6,638,231
7,337,000	Frontier Communications Corp.	7.125	03/15/2019	7,465,397
4,060,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc.(a)	12.500	07/01/2022	4,323,900
5,497,000	Hc2 Holdings, Inc.(a)	11.000	12/01/2019	5,605,291
15,948,000	Intelsat Jackson Holdings SA (Luxembourg)(a)	8.000	02/15/2024	16,904,880
10,376,000	Level 3 Financing, Inc.	5.375	01/15/2024	10,142,540
1,754,000	Nokia OYJ (Finland)	5.375	05/15/2019	1,791,272
23,805,000	Sprint Capital Corp.	6.900	05/01/2019	24,516,769
338,000	Telesat Canada / Telesat LLC (Canada)(a)	8.875	11/15/2024	368,420
11,857,000	T-Mobile USA, Inc.	6.500	01/15/2024	12,420,207
13,205,000	T-Mobile USA, Inc.	6.000	04/15/2024	13,750,367
19,919,000	T-Mobile USA, Inc.	6.375	03/01/2025	20,863,161
2,450,000	Veon Holdings BV (Netherlands)(a)	5.200	02/13/2019	2,471,879

				129,963,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Toys/Games/Hobbies—0.5%
$5,776,000	Mattel, Inc.	2.350%	05/06/2019	$5,792,173

	Transportation—0.7%
7,148,000	Xpo Logistics, Inc.(a)	6.125	09/01/2023	7,333,491

	Total Corporate Bonds (Cost $1,038,417,147)			1,030,423,163

Number of Shares
	Money Market Fund—1.7%
18,015,665	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $18,015,665)			18,015,665

	Total Investments in Securities (Cost $1,056,432,812)—98.0%			1,048,438,828
	Other assets less liabilities—2.0%			20,985,288

	Net Assets—100.0%			$1,069,424,116

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $501,927,818, which represented 46.93% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Schedule of Investments

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—94.4%
	Advertising—0.2%
$1,692,000	Clear Channel International BV(a)	8.750%	12/15/2020	$1,763,910

	Aerospace/Defense— 1.4%
6,792,000	Bombardier, Inc. (Canada)(a)	7.750	03/15/2020	7,241,970
4,413,000	TransDigm, Inc.	5.500	10/15/2020	4,429,549

				11,671,519

	Agriculture—0.7%
6,148,000	Vector Group Ltd.(a)	6.125	02/01/2025	6,040,410

	Airlines—0.6%
3,154,000	American Airlines Group, Inc.(a)	4.625	03/01/2020	3,164,566
1,577,000	United Continental Holdings, Inc.	6.000	12/01/2020	1,645,994

				4,810,560

	Apparel—0.5%
3,728,000	Levi Strauss & Co.	5.000	05/01/2025	3,774,600

	Auto Manufacturers—1.4%
8,550,000	Fiat DaimlerChrysler Automobiles NV (United Kingdom)	4.500	04/15/2020	8,627,377
2,950,000	Jaguar Land Rover Automotive PLC (United Kingdom)(a)	3.500	03/15/2020	2,927,875

				11,555,252

	Auto Parts & Equipment—0.3%
2,128,000	Goodyear Tire & Rubber Co. (The)	8.750	08/15/2020	2,346,120

	Banks—0.3%
2,218,000	CIT Group, Inc.	5.375	05/15/2020	2,290,085

	Building Materials—0.8%
361,000	Norbord, Inc. (Canada)(a)	5.375	12/01/2020	371,830
2,618,000	Omnimax International, Inc.(a)	12.000	08/15/2020	2,775,080
3,116,000	USG Corp.(a)	5.500	03/01/2025	3,248,430

				6,395,340

	Chemicals—6.4%
5,809,000	Blue Cube Spinco LLC	9.750	10/15/2023	6,673,089
4,410,000	Blue Cube Spinco LLC	10.000	10/15/2025	5,159,700
2,466,000	CF Industries, Inc.	7.125	05/01/2020	2,626,290
5,758,000	Chemours Co. (The)	7.000	05/15/2025	6,204,245
11,051,000	Hexion, Inc.	6.625	04/15/2020	10,457,009
2,454,000	Hexion, Inc.	10.000	04/15/2020	2,441,730
4,775,000	Huntsman International LLC	4.875	11/15/2020	4,894,375
3,123,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.(a)	7.000	04/15/2025	3,232,305
4,592,000	Rain Cii Carbon LLC / Cii Carbon Corp.(a)	7.250	04/01/2025	4,761,353
6,691,000	Tpc Group, Inc.(a)	8.750	12/15/2020	6,627,435

				53,077,531

	Commercial Services—4.2%
3,116,000	ADT Corp. (The)	5.250	03/15/2020	3,186,110
7,618,000	APX Group, Inc.	8.750	12/01/2020	7,332,325
6,015,000	Hertz Corp. (The)	5.875	10/15/2020	5,820,715
6,305,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/2020	6,328,644
3,740,000	Rent-A-Center, Inc.	6.625	11/15/2020	3,571,700
1,625,000	RR Donnelley & Sons Co.	7.625	06/15/2020	1,681,875
361,000	Service Corp. International	4.500	11/15/2020	362,805
6,328,000	United Rentals North America, Inc.	5.500	07/15/2025	6,430,830

				34,715,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Computers—3.0%
$4,390,000	Conduent Finance, Inc. / Conduent Business Services LLC(a)	10.500%	12/15/2024	$5,158,250
14,730,000	EMC Corp.	2.650	06/01/2020	14,389,270
1,842,000	Harland Clarke Holdings Corp.(a)	6.875	03/01/2020	1,855,815
3,126,000	Unisys Corp.(a)	10.750	04/15/2022	3,531,442

				24,934,777

	Cosmetics/Personal Care—0.4%
3,678,000	Avon Products, Inc. (United Kingdom)	6.600	03/15/2020	3,696,390

	Diversified Financial Services—6.9%
2,077,000	Abe Investment Holdings, Inc./Getty Images, Inc.(a)	10.500	10/16/2020	2,144,502
1,991,000	Aircastle Ltd.	7.625	04/15/2020	2,132,859
6,466,000	Ally Financial, Inc.	8.000	03/15/2020	6,951,079
5,845,000	Ally Financial, Inc.	4.125	03/30/2020	5,881,590
3,269,000	Ally Financial, Inc.	7.500	09/15/2020	3,513,521
2,035,000	Cng Holdings, Inc.(a)	9.375	05/15/2020	2,035,000
3,800,000	Jefferies Finance LLC / Jfin Co.-Issuer Corp.(a)	7.375	04/01/2020	3,842,750
1,748,000	Loancore Capital Markets LLC / Jlc Finance Corp.(a)	6.875	06/01/2020	1,782,741
3,102,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875	10/01/2020	3,153,183
10,050,000	Navient Corp., MTN	8.000	03/25/2020	10,713,300
3,995,000	Navient Corp.	5.000	10/26/2020	4,028,958
1,180,000	Springleaf Finance Corp.	6.000	06/01/2020	1,219,825
6,742,000	Springleaf Finance Corp.	8.250	12/15/2020	7,365,635
2,167,000	Stearns Holdings LLC(a)	9.375	08/15/2020	2,194,088

				56,959,031

	Electric—1.2%
4,084,000	AES Corp./VA	5.500	04/15/2025	4,145,260
5,037,000	Vistra Energy Corp.(a)	8.000	01/15/2025	5,477,737

				9,622,997

	Electrical Components & Equipment—0.8%
2,000,000	Artesyn Embedded Technologies, Inc.(a)	9.750	10/15/2020	1,940,000
4,847,000	Energizer Holdings, Inc.(a)	5.500	06/15/2025	4,762,177

				6,702,177

	Energy-Alternate Sources—0.6%
2,839,000	Pattern Energy Group, Inc.(a)	5.875	02/01/2024	2,888,683
1,956,000	Terraform Power Operating LLC(a)(b)	6.625	06/15/2025	2,090,475

				4,979,158

	Engineering & Construction—0.6%
4,505,000	Tutor Perini Corp.(a)	6.875	05/01/2025	4,548,699

	Entertainment—1.2%
460,000	Gateway Casinos & Entertainment Ltd. (Canada)(a)	8.250	03/01/2024	486,450
4,650,000	International Game Technology PLC(a)	5.625	02/15/2020	4,754,625
4,331,000	Scientific Games International, Inc.	6.250	09/01/2020	4,358,069

				9,599,144

	Food—1.5%
3,818,000	Chobani LLC / Chobani Finance Corp., Inc.(a)	7.500	04/15/2025	3,689,142
2,066,000	Dole Food Co., Inc.(a)	7.250	06/15/2025	2,060,835
6,800,000	Jbs Investments GMBH (Brazil)(a)	7.750	10/28/2020	6,961,500

				12,711,477

	Food Service—0.5%
4,415,000	Aramark Services, Inc.(a)	5.000	04/01/2025	4,426,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Forest Products & Paper—0.1%
$661,000	Ph Glatfelter Co.	5.375%	10/15/2020	$665,131

	Healthcare-Products—1.3%
2,077,000	DJO Finance LLC/DJO Finance Corp.	10.750	04/15/2020	2,030,267
4,452,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(a)	4.875	04/15/2020	4,307,310
3,962,000	Universal Hospital Services, Inc.	7.625	08/15/2020	3,996,668

				10,334,245

	Healthcare-Services—5.4%
7,378,000	CHS/Community Health Systems, Inc.	7.125	07/15/2020	6,234,410
2,251,000	Encompass Health Corp.	5.750	09/15/2025	2,307,275
5,861,000	Kindred Healthcare, Inc.	8.000	01/15/2020	6,271,211
2,475,000	Tenet Healthcare Corp.	6.750	02/01/2020	2,567,813
3,071,000	Tenet Healthcare Corp.	4.750	06/01/2020	3,100,789
13,293,000	Tenet Healthcare Corp.	6.000	10/01/2020	13,774,871
10,178,000	WellCare Health Plans, Inc.	5.250	04/01/2025	10,178,000

				44,434,369

	Home Builders—1.8%
4,924,000	Brookfield Residential Properties, Inc. (Canada)(a)	6.500	12/15/2020	5,010,170
3,019,000	Brookfield Residential Properties, Inc. (Canada)(a)	6.375	05/15/2025	3,056,737
2,275,000	KB Home	8.000	03/15/2020	2,434,250
528,000	Lennar Corp.(a)	6.625	05/01/2020	553,740
529,000	Meritage Homes Corp.	7.150	04/15/2020	559,418
3,087,000	Shea Homes LP / Shea Homes Funding Corp.(a)	6.125	04/01/2025	3,106,294

				14,720,609

	Household Products/Wares—1.0%
8,436,000	Spectrum Brands, Inc.	5.750	07/15/2025	8,393,820

	Housewares—0.3%
2,860,000	American Greetings Corp.(a)	7.875	02/15/2025	2,874,300

	Insurance—0.8%
2,500,000	CNO Financial Group, Inc.	4.500	05/30/2020	2,525,000
3,111,000	Genworth Holdings, Inc.	7.700	06/15/2020	3,142,110
1,008,000	Radian Group, Inc.	5.250	06/15/2020	1,023,120

				6,690,230

	Internet—0.8%
6,513,000	Zayo Group LLC/Zayo Capital, Inc.	6.375	05/15/2025	6,626,978

	Iron/Steel— 0.7%
2,000,000	Evraz Group SA (Russia)(a)	6.500	04/22/2020	2,054,120
3,553,000	United States Steel Corp.	7.375	04/01/2020	3,775,062

				5,829,182

	Lodging—2.0%
6,848,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	4.625	04/01/2025	6,625,440
2,695,000	MGM Resorts International	5.250	03/31/2020	2,759,006
6,457,000	MGM Resorts International	6.750	10/01/2020	6,828,601

				16,213,047

	Machinery-Construction & Mining—1.1%
8,633,000	Blueline Rental Finance Corp. / Blueline Rental LLC(a)	9.250	03/15/2024	9,232,735

	Machinery-Diversified—0.1%
811,000	Briggs & Stratton Corp.	6.875	12/15/2020	867,770

	Media—10.1%
2,280,000	Altice Finco SA, MTN (Luxembourg)(a)	7.625	02/15/2025	2,126,100
6,800,000	Altice Luxembourg SA (Luxembourg)(a)	7.625	02/15/2025	6,043,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$4,440,000	Block Communications, Inc.(a)	6.875%	02/15/2025	$4,495,500
4,344,000	Cablevision Systems Corp.	8.000	04/15/2020	4,593,780
5,366,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.375	05/01/2025	5,245,265
3,162,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(a)	7.750	07/15/2025	3,288,480
1,842,000	Clear Channel Worldwide Holdings, Inc., Series A	7.625	03/15/2020	1,837,395
13,185,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625	03/15/2020	13,234,444
5,709,000	CSC Holdings LLC(a)	6.625	10/15/2025	5,908,815
7,948,000	CSC Holdings LLC(a)	10.875	10/15/2025	9,229,615
7,872,000	DISH DBS Corp.	5.125	05/01/2020	7,803,120
7,130,000	Sirius XM Radio, Inc.(a)	5.375	04/15/2025	7,067,612
2,367,000	TEGNA, Inc.	5.125	07/15/2020	2,387,711
5,750,000	Unitymedia GMBH (Germany)(a)	6.125	01/15/2025	5,959,875
2,802,000	Unitymedia Hessen GMBH & Co. Kg / Unitymedia Nrw GMBH (Germany)(a)	5.000	01/15/2025	2,847,533
1,956,000	Urban One, Inc.(a)	9.250	02/15/2020	1,867,980

				83,936,793

	Mining—3.6%
3,146,000	Aleris International, Inc.	7.875	11/01/2020	3,193,190
5,220,000	Constellium NV(a)	6.625	03/01/2025	5,213,475
5,016,000	Eldorado Gold Corp. (Canada)(a)	6.125	12/15/2020	4,827,900
7,797,000	Freeport-McMoRan, Inc.	3.100	03/15/2020	7,719,030
4,182,000	Freeport-McMoRan, Inc.	6.875	02/15/2023	4,506,105
4,241,000	Hudbay Minerals, Inc. (Canada)(a)	7.625	01/15/2025	4,474,255

				29,933,955

	Miscellaneous Manufacturing—0.4%
3,486,000	Koppers, Inc.(a)	6.000	02/15/2025	3,542,647

	Office/Business Equipment—0.2%
1,931,000	Lexmark International, Inc.	7.125	03/15/2020	1,578,593

	Oil & Gas— 5.7%
322,000	Carrizo Oil & Gas, Inc.	8.250	07/15/2025	344,540
2,989,000	Chesapeake Energy Corp.	6.625	08/15/2020	3,101,685
1,566,000	Chesapeake Energy Corp.	6.875	11/15/2020	1,609,065
10,773,000	Citgo Holding, Inc.(a)	10.750	02/15/2020	11,554,043
2,098,000	Highpoint Operating Corp.	8.750	06/15/2025	2,255,350
4,174,000	Nabors Industries, Inc.	5.000	09/15/2020	4,236,610
361,000	Parker Drilling Co.	7.500	08/01/2020	338,438
3,280,000	Sable Permian Resources Land LLC / Aepb Finance Corp.(a)	8.000	06/15/2020	3,263,600
4,065,000	Sable Permian Resources Land LLC / Aepb Finance Corp.(a)	13.000	11/30/2020	4,573,125
2,023,000	Transocean, Inc.	6.500	11/15/2020	2,091,377
10,176,000	Transocean, Inc.(a)	9.000	07/15/2023	11,002,800
2,618,000	Whiting Petroleum Corp.	5.750	03/15/2021	2,676,905
36,000	WPX Energy, Inc.	7.500	08/01/2020	39,150

				47,086,688

	Oil & Gas Services—0.4%
70,000	Calfrac Holdings LP (Canada)(a)	7.500	12/01/2020	70,897
3,311,000	Weatherford International Ltd.	5.125	09/15/2020	3,319,277

				3,390,174

	Packaging & Containers—4.9%
5,801,000	Ball Corp.	4.375	12/15/2020	5,921,197
10,306,000	Bway Holding Co.(a)	5.500	04/15/2024	10,202,940
22,358,284	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750	10/15/2020	22,525,971
1,573,000	Sealed Air Corp.(a)	6.500	12/01/2020	1,663,447

				40,313,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pharmaceuticals—2.6%
$7,237,000	Valeant Pharmaceuticals International, Inc.(a)	5.375%	03/15/2020	$7,347,365
13,721,000	Valeant Pharmaceuticals International, Inc.(a)	7.000	03/15/2024	14,424,201

				21,771,566

	Pipelines—2.7%
4,942,000	Dcp Midstream Operating LP(a)	5.350	03/15/2020	5,077,905
7,168,000	Energy Transfer Equity LP	7.500	10/15/2020	7,741,440
3,654,000	Nustar Logistics LP	4.800	09/01/2020	3,663,135
6,003,000	Rockies Express Pipeline LLC(a)	5.625	04/15/2020	6,196,297

				22,678,777

	Private Equity—1.7%
13,760,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.000	08/01/2020	14,026,600

	REITs—1.1%
1,030,000	CoreCivic, Inc.	4.125	04/01/2020	1,037,725
346,000	CyrusOne LP/CyrusOne Finance Corp.	5.000	03/15/2024	347,297
4,432,000	Equinix, Inc.	5.750	01/01/2025	4,531,720
3,466,000	FelCor Lodging LP	6.000	06/01/2025	3,578,645

				9,495,387

	Retail—1.8%
2,098,000	Firstcash, Inc.(a)	5.375	06/01/2024	2,113,735
2,446,000	L Brands, Inc.	7.000	05/01/2020	2,598,875
3,028,000	Michaels Stores, Inc.(a)	5.875	12/15/2020	3,062,065
1,996,000	Penske Automotive Group, Inc.	3.750	08/15/2020	1,976,040
3,169,000	PF Chang’s China Bistro, Inc.(a)	10.250	06/30/2020	2,685,727
2,254,000	Yum! Brands, Inc.	3.875	11/01/2020	2,251,183

				14,687,625

	Semiconductors—0.5%
4,114,000	Qorvo, Inc.	7.000	12/01/2025	4,448,263

	Software—2.0%
534,000	Aci Worldwide, Inc.(a)	6.375	08/15/2020	538,672
3,353,000	Infor US, Inc.(a)	5.750	08/15/2020	3,411,678
8,086,000	MSCI, Inc.(a)	5.750	08/15/2025	8,358,903
3,829,000	Nuance Communications, Inc.(a)	5.375	08/15/2020	3,852,931

				16,162,184

	Telecommunications—7.8%
7,687,000	CenturyLink, Inc., Series V	5.625	04/01/2020	7,811,914
12,003,000	Commscope Technologies LLC(a)	6.000	06/15/2025	12,093,022
4,373,000	GCI, Inc.	6.875	04/15/2025	4,575,251
4,684,000	Intelsat Jackson Holdings SA (Luxembourg)	7.250	10/15/2020	4,613,740
5,651,000	Level 3 Financing, Inc.	5.375	05/01/2025	5,481,470
3,320,000	Millicom International Cellular SA (Colombia)(a)	6.000	03/15/2025	3,359,010
7,025,000	Sprint Communications, Inc.(a)	7.000	03/01/2020	7,360,444
10,461,000	Sprint Communications, Inc.	7.000	08/15/2020	10,854,856
1,030,000	T-Mobile USA, Inc.	6.500	01/15/2024	1,078,925
3,939,000	T-Mobile USA, Inc.	5.125	04/15/2025	3,948,060
4,179,000	Windstream Services LLC/Windstream Finance Corp.	7.750	10/15/2020	3,640,954

				64,817,646

	Total Corporate Bonds (Cost $792,104,348)			781,373,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—4.1%
$34,156,933	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(c) (Cost $34,156,933)	$34,156,933

	Total Investments in Securities (Cost $826,261,281)—98.5%	815,530,020
	Other assets less liabilities—1.5%	12,108,474

	Net Assets—100.0%	$827,638,494

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $333,332,945, which represented 40.28% of the Fund’s Net Assets.
(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specific date.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Schedule of Investments

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—94.1%
	Advertising—0.4%
$1,336,000	Lamar Media Corp.	5.750%	02/01/2026	$1,357,710

	Aerospace/Defense—1.5%
5,152,000	Bombardier, Inc. (Canada)(a)	8.750	12/01/2021	5,744,480
299,000	Triumph Group, Inc.	4.875	04/01/2021	290,778

				6,035,258

	Agriculture—0.6%
701,000	Alliance One International, Inc.(a)	8.500	04/15/2021	723,783
1,750,000	Alliance One International, Inc.	9.875	07/15/2021	1,629,687

				2,353,470

	Airlines—0.5%
1,735,000	Air Canada (Canada)(a)	7.750	04/15/2021	1,878,137

	Apparel—0.1%
299,000	William Carter Co. (The)	5.250	08/15/2021	304,046

	Building Materials—0.4%
1,404,000	Cpg Merger Sub LLC(a)	8.000	10/01/2021	1,440,855
299,000	Gibraltar Industries, Inc.	6.250	02/01/2021	301,392

				1,742,247

	Chemicals—1.5%
1,000,000	Perstorp Holding AB (Sweden)(a)	11.000	09/30/2021	1,085,500
2,039,000	Versum Materials, Inc.(a)	5.500	09/30/2024	2,054,293
2,739,000	WR Grace & Co.-Conn(a)	5.125	10/01/2021	2,828,017

				5,967,810

	Coal—0.6%
2,168,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.	12.000	11/01/2021	2,189,680

	Commercial Services—3.3%
3,662,000	Adt Corp. (The)	6.250	10/15/2021	3,790,170
372,000	Garda World Security Corp. (Canada)(a)	7.250	11/15/2021	374,790
1,742,000	Hertz Corp. (The)	7.375	01/15/2021	1,711,515
1,138,000	Nielsen Co. Luxembourg Sarl (The)(a)	5.500	10/01/2021	1,146,535
1,258,000	R.R. Donnelley & Sons Co.	7.875	03/15/2021	1,302,030
864,000	Rent-A-Center, Inc./Tx	4.750	05/01/2021	812,160
3,641,000	United Rentals North America, Inc.	5.875	09/15/2026	3,736,576

				12,873,776

	Computers—1.5%
1,155,000	Dell, Inc.	4.625	04/01/2021	1,182,431
3,010,000	Harland Clarke Holdings Corp.(a)	9.250	03/01/2021	3,010,000
549,000	NCR Corp.	4.625	02/15/2021	544,883
1,032,000	NCR Corp.	5.875	12/15/2021	1,049,183

				5,786,497

	Cosmetics/Personal Care—1.1%
1,581,000	Edgewell Personal Care Co.	4.700	05/19/2021	1,588,905
1,656,000	First Quality Finance Co., Inc.(a)	4.625	05/15/2021	1,629,090
1,311,000	Revlon Consumer Products Corp.	5.750	02/15/2021	989,805

				4,207,800

	Diversified Financial Services—6.6%
1,735,000	Aircastle Ltd.	5.125	03/15/2021	1,782,712
1,518,000	Ally Financial, Inc.	4.250	04/15/2021	1,533,180
5,604,000	Blackstone Cqp Holdco LP(a)	6.500	03/20/2021	5,632,020
1,385,000	Credit Acceptance Corp.	6.125	02/15/2021	1,395,387
871,000	Enova International, Inc.	9.750	06/01/2021	914,550
2,075,000	Fbm Finance, Inc.(a)	8.250	08/15/2021	2,182,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Diversified Financial Services (continued)
$700,000	Jefferies Finance LLC / Jfin Co.-Issuer Corp.(a)	7.500%	04/15/2021	$711,375
384,000	Ladder Capital Finance Holdings Lllp / Ladder Capital Finance Corp.(a)	5.875	08/01/2021	392,640
2,402,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.500	07/01/2021	2,432,025
2,439,000	Navient Corp.	5.875	03/25/2021	2,506,073
2,690,000	Navient Corp.	6.625	07/26/2021	2,797,600
757,000	Onemain Financial Holdings LLC(a)	7.250	12/15/2021	785,104
2,427,000	Springleaf Finance Corp.	7.750	10/01/2021	2,634,848

				25,699,999

	Electric—2.4%
634,000	AES Corp./VA	6.000	05/15/2026	656,982
3,690,000	NRG Energy, Inc.	7.250	05/15/2026	3,975,975
4,605,000	NRG Energy, Inc.	6.625	01/15/2027	4,777,688

				9,410,645

	Electrical Components & Equipment—0.1%
314,000	WESCO Distribution, Inc.	5.375	12/15/2021	320,673

	Energy-Alternate Sources—0.4%
1,495,000	Enviva Partners LP / Enviva Partners Finance Corp.	8.500	11/01/2021	1,567,881

	Entertainment—0.7%
1,589,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.(a)	6.125	08/15/2021	1,589,000
1,106,000	Scientific Games International, Inc.	6.625	05/15/2021	1,133,650

				2,722,650

	Environmental Control—1.3%
2,895,000	Clean Harbors, Inc.	5.125	06/01/2021	2,920,331
2,124,000	Tervita Escrow Corp. (Canada)(a)	7.625	12/01/2021	2,155,860

				5,076,191

	Food—2.0%
1,858,000	B&G Foods, Inc.	4.625	06/01/2021	1,834,775
3,071,000	Jbs USA Lux SA / Jbs USA Finance, Inc. (Brazil)(a)	7.250	06/01/2021	3,120,904
1,418,000	Jbs USA Lux SA / Jbs USA Finance, Inc. (Brazil)(a)	7.250	06/01/2021	1,441,042
820,000	Kehe Distributors LLC / Kehe Finance Corp.(a)	7.625	08/15/2021	797,450
764,000	SUPERVALU, Inc.	6.750	06/01/2021	775,460

				7,969,631

	Forest Products & Paper—0.3%
1,000,000	Eldorado International. Finance GMBH (Brazil)(a)	8.625	06/16/2021	1,054,375

	Gas—0.4%
1,445,000	Ngl Energy Partners LP / Ngl Energy Finance Corp.	6.875	10/15/2021	1,464,869

	Healthcare-Products—1.3%
3,344,000	Djo Finance LLC / Djo Finance Corp.(a)	8.125	06/15/2021	3,381,620
1,405,000	Kinetic Concepts, Inc. / Kci USA, Inc.(a)	12.500	11/01/2021	1,563,063

				4,944,683

	Healthcare-Services—5.8%
3,174,000	CHS/Community Health Systems, Inc.	5.125	08/01/2021	2,998,446
3,729,000	HCA Healthcare, Inc.	6.250	02/15/2021	3,915,450
4,569,000	LifePoint Health, Inc.	5.500	12/01/2021	4,603,268
2,568,000	Select Medical Corp.	6.375	06/01/2021	2,612,940
1,486,000	Surgery Center Holdings, Inc.(a)	8.875	04/15/2021	1,530,580
3,161,000	Tenet Healthcare Corp.	4.500	04/01/2021	3,157,839
3,952,000	Tenet Healthcare Corp.	4.375	10/01/2021	3,932,240

				22,750,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Home Builders—2.3%
$1,574,000	KB Home	7.000%	12/15/2021	$1,670,407
1,140,000	Lennar Corp.(a)	8.375	01/15/2021	1,259,700
1,150,000	Lennar Corp.	4.750	04/01/2021	1,165,468
1,054,000	Lennar Corp.(a)	6.250	12/15/2021	1,109,335
1,336,000	PulteGroup, Inc.	4.250	03/01/2021	1,342,680
1,210,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.(a)	5.250	04/15/2021	1,216,050
1,027,000	Tri Pointe Group, Inc.	4.875	07/01/2021	1,032,135

				8,795,775

	Household Products/Wares—0.4%
1,660,000	Prestige Brands, Inc.(a)	5.375	12/15/2021	1,657,925

	Housewares—0.2%
911,000	Scotts Miracle-GRO Co. (The)	5.250	12/15/2026	872,283

	Insurance—1.6%
1,564,000	Genworth Holdings, Inc.	7.200	02/15/2021	1,545,091
2,862,000	Genworth Holdings, Inc.	7.625	09/24/2021	2,840,535
1,568,000	Radian Group, Inc.	7.000	03/15/2021	1,687,560

				6,073,186

	Internet—0.1%
549,000	NetFlix, Inc.	5.375	02/01/2021	568,215

	Iron/Steel—1.4%
1,524,000	AK Steel Corp.	7.625	10/01/2021	1,567,815
1,454,000	Allegheny Technologies, Inc.	5.950	01/15/2021	1,475,810
2,377,000	Steel Dynamics, Inc.	5.125	10/01/2021	2,419,786

				5,463,411

	Lodging—2.7%
2,748,000	Boyd Gaming Corp.	6.375	04/01/2026	2,823,570
861,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.	6.125	12/01/2024	894,364
1,101,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(a)	6.750	11/15/2021	1,136,782
4,504,000	MGM Resorts International	6.625	12/15/2021	4,785,500
1,048,000	Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC(a)	5.875	05/15/2021	1,058,166

				10,698,382

	Machinery-Diversified—0.7%
1,162,000	SPX Flow, Inc.(a)	5.875	08/15/2026	1,150,380
1,450,000	Xerium Technologies, Inc.	9.500	08/15/2021	1,515,250

				2,665,630

	Media—12.1%
8,250,000	Altice Financing SA (Luxembourg)(a)	7.500	05/15/2026	7,909,687
1,735,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250	03/15/2021	1,749,097
8,876,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.750	02/15/2026	8,718,007
5,382,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.500	05/01/2026	5,208,700
3,202,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.875	05/01/2027	3,155,971
2,673,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(a)	5.125	12/15/2021	2,673,321
2,042,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(a)	5.125	12/15/2021	2,042,041
3,699,000	CSC Holdings LLC	6.750	11/15/2021	3,915,207
6,968,000	DISH DBS Corp.	6.750	06/01/2021	6,985,420
314,000	MediaCom Broadband LLC / MediaCom Broadband Corp.	5.500	04/15/2021	318,270
1,971,000	Sinclair Television Group, Inc.	5.375	04/01/2021	1,985,782
1,435,000	Tegna, Inc.(a)	4.875	09/15/2021	1,442,175
1,100,000	Virgin Media Secured Finance PLC (United Kingdom)	5.250	01/15/2021	1,133,792

				47,237,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mining—3.9%
$1,400,000	Alcoa Nederland Holding BV(a)	7.000%	09/30/2026	$1,515,500
2,419,000	Aleris International, Inc.(a)	9.500	04/01/2021	2,536,926
1,442,000	Century Aluminum Co.(a)	7.500	06/01/2021	1,463,630
4,267,000	First Quantum Minerals Ltd. (Zambia)(a)	7.000	02/15/2021	4,296,336
1,996,000	Freeport-McMoRan, Inc.	4.000	11/14/2021	1,986,020
1,450,000	Teck Resources Ltd. (Canada)	4.500	01/15/2021	1,469,937
2,000,000	Vedanta Resources PLC (India)(a)	8.250	06/07/2021	2,115,000

				15,383,349

	Oil & Gas—6.9%
1,882,000	Baytex Energy Corp. (Canada)(a)	5.125	06/01/2021	1,797,310
3,639,000	Calumet Specialty Products Partners LP / Calumet Finance Corp.	6.500	04/15/2021	3,598,061
1,688,000	Chesapeake Energy Corp.	6.125	02/15/2021	1,713,320
833,000	Chesapeake Energy Corp.	5.375	06/15/2021	824,670
2,102,000	Denbury Resources, Inc.(a)	9.000	05/15/2021	2,243,885
1,111,000	Energen Corp.	4.625	09/01/2021	1,113,777
114,000	Ensco PLC	4.700	03/15/2021	112,290
1,329,000	Nabors Industries, Inc.	4.625	09/15/2021	1,309,065
1,094,000	Precision Drilling Corp. (Canada)	6.500	12/15/2021	1,121,569
220,000	QEP Resources, Inc.	6.875	03/01/2021	234,300
1,852,000	Range Resources Corp.	5.750	06/01/2021	1,912,190
2,379,000	Sanchez Energy Corp.	7.750	06/15/2021	2,057,074
1,529,000	SM Energy Co.	6.500	11/15/2021	1,563,402
1,486,000	Transocean, Inc.	8.375	12/15/2021	1,601,165
2,385,000	Unit Corp.	6.625	05/15/2021	2,402,888
3,337,000	Whiting Petroleum Corp.	5.750	03/15/2021	3,412,083
124,000	WPX Energy, Inc.	6.000	01/15/2022	130,820

				27,147,869

	Oil & Gas Services—2.2%
1,618,000	Forum Energy Technologies, Inc.	6.250	10/01/2021	1,632,158
1,000,000	Kca Deutag UK Finance PLC (United Kingdom)(a)	7.250	05/15/2021	967,500
3,297,000	SESI LLC	7.125	12/15/2021	3,362,940
2,539,000	Weatherford International Ltd.	7.750	06/15/2021	2,586,606

				8,549,204

	Packaging & Containers—0.7%
1,100,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(a)	6.000	06/30/2021	1,115,125
1,692,000	Graphic Packaging International LLC	4.750	04/15/2021	1,708,920

				2,824,045

	Pharmaceuticals—2.5%
6,169,000	Valeant Pharmaceuticals International, Inc.(a)	7.500	07/15/2021	6,307,802
3,645,000	Valeant Pharmaceuticals International, Inc.(a)	5.625	12/01/2021	3,625,864

				9,933,666

	Pipelines—1.9%
1,803,000	American Midstream Partners LP / American Midstream Finance Corp.(a)	8.500	12/15/2021	1,766,940
1,750,000	Dcp Midstream Operating LP(a)	4.750	09/30/2021	1,776,250
1,400,000	Martin Midstream Partners LP / Martin Midstream Finance Corp.	7.250	02/15/2021	1,400,000
1,442,000	Nustar Logistics LP	6.750	02/01/2021	1,514,100
931,000	Williams Cos., Inc. (The)	7.875	09/01/2021	1,047,608

				7,504,898

	Real Estate—0.7%
740,000	Crescent Communities LLC/Crescent Ventures, Inc.(a)	8.875	10/15/2021	788,100
2,087,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(a)	5.250	12/01/2021	2,105,261

				2,893,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs—2.6%
$4,451,000	Equinix, Inc.	5.875%	01/15/2026	$4,545,584
1,153,000	Iron Mountain US Holdings, Inc.(a)	5.375	06/01/2026	1,101,115
1,143,000	Iron Mountain, Inc.(a)	4.375	06/01/2021	1,156,201
1,150,000	iStar, Inc.	6.500	07/01/2021	1,170,125
299,000	Rhp Hotel Properties LP / Rhp Finance Corp.	5.000	04/15/2021	301,990
1,966,000	Starwood Property Trust, Inc.	5.000	12/15/2021	2,000,405

				10,275,420

	Retail—4.2%
2,039,000	Drivetime Automotive Group, Inc. / Bridgecrest Acceptance Corp.(a)	8.000	06/01/2021	2,049,195
1,308,000	Ferrellgas LP / Ferrellgas Finance Corp.	6.500	05/01/2021	1,219,710
1,750,000	Gamestop Corp.(a)	6.750	03/15/2021	1,758,750
3,690,000	Kfc Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)	5.250	06/01/2026	3,616,200
3,230,000	L Brands, Inc.	6.625	04/01/2021	3,415,725
3,153,000	Rite AID Corp.	6.750	06/15/2021	3,231,825
1,314,000	Yum! Brands, Inc.	3.750	11/01/2021	1,302,503

				16,593,908

	Semiconductors—0.6%
2,260,000	Sensata Technologies UK Financing Co. PLC(a)	6.250	02/15/2026	2,364,525

	Software—4.7%
2,168,000	Blackboard, Inc.(a)	9.750	10/15/2021	1,376,680
6,543,000	BMC Software Finance, Inc.(a)	8.125	07/15/2021	6,723,587
1,577,000	Donnelley Financial Solutions, Inc.	8.250	10/15/2024	1,655,755
2,020,000	MSCI, Inc.(a)	4.750	08/01/2026	1,979,600
3,340,000	Open Text Corp. (Canada)(a)	5.875	06/01/2026	3,423,834
2,907,000	Tibco Software, Inc.(a)	11.375	12/01/2021	3,164,996

				18,324,452

	Telecommunications—8.3%
823,000	Anixter, Inc.	5.125	10/01/2021	847,690
4,641,000	CenturyLink, Inc., Series S	6.450	06/15/2021	4,774,661
449,000	Cogent Communications Finance, Inc.(a)	5.625	04/15/2021	450,122
768,000	Commscope, Inc.(a)	5.000	06/15/2021	774,720
174,000	Commscope, Inc.(a)	5.500	06/15/2024	175,087
298,000	GCI, Inc.	6.750	06/01/2021	302,470
3,046,000	Hughes Satellite Systems Corp.	7.625	06/15/2021	3,255,412
309,000	Intelsat Jackson Holdings SA (Luxembourg)	7.500	04/01/2021	303,592
2,407,000	Level 3 Financing, Inc.	6.125	01/15/2021	2,437,088
3,407,000	Sprint Communications, Inc.	11.500	11/15/2021	4,028,778
7,493,000	Sprint Corp.	7.250	09/15/2021	7,773,988
7,203,000	T-Mobile USA, Inc.	6.500	01/15/2026	7,536,139

				32,659,747

	Textiles—0.6%
2,168,000	Springs Industries, Inc.	6.250	06/01/2021	2,209,842

	Total Corporate Bonds (Cost $373,543,523)			368,375,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

146

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—3.6%
14,170,471	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $14,170,471)	$14,170,471

	Total Investments in Securities (Cost $387,713,994)—97.7%	382,545,825
	Other assets less liabilities—2.3%	8,931,707

	Net Assets—100.0%	$391,477,532

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $152,527,279, which represented 38.96% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

147

Schedule of Investments

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.8%
	Aerospace/Defense—3.1%
$524,000	Bombardier, Inc. (Canada)(a)	5.750%	03/15/2022	$527,275
1,540,000	Bombardier, Inc. (Canada)(a)	6.000	10/15/2022	1,535,842
1,577,000	Klx, Inc.(a)	5.875	12/01/2022	1,653,878
753,000	Moog, Inc.(a)	5.250	12/01/2022	770,884
1,772,000	Transdigm, Inc.	6.000	07/15/2022	1,800,795
258,000	Triumph Group, Inc.	5.250	06/01/2022	249,615

				6,538,289

	Auto Parts & Equipment—0.4%
779,000	American Axle & Manufacturing, Inc.	6.625	10/15/2022	803,344

	Banks—0.8%
1,579,000	CIT Group, Inc.	5.000	08/15/2022	1,608,606

	Building Materials—0.8%
985,000	Griffon Corp.	5.250	03/01/2022	954,219
767,000	USG Corp.(a)	4.875	06/01/2027	766,271

				1,720,490

	Chemicals—2.1%
1,032,000	Ashland LLC	4.750	08/15/2022	1,038,450
850,000	Hexion, Inc.(a)	10.375	02/01/2022	838,312
258,000	Huntsman International LLC	5.125	11/15/2022	266,707
141,000	Kissner Holdings LP / Kissner Milling Co. Ltd. / Bsc Holding, Inc. / Kissner USA (Canada)(a)	8.375	12/01/2022	144,878
591,000	Olin Corp.	5.125	09/15/2027	576,225
1,472,000	Platform Specialty Products Corp.(a)	6.500	02/01/2022	1,512,480

				4,377,052

	Coal—0.5%
526,000	Natural Resource Partners LP / Nrp Finance Corp.	10.500	03/15/2022	566,765
542,000	Peabody Energy Corp.(a)	6.000	03/31/2022	556,065

				1,122,830

	Commercial Services—5.5%
1,268,000	ADT Corp. (The)	3.500	07/15/2022	1,172,900
635,000	Atento Luxco 1 SA (Spain)(a)	6.125	08/10/2022	619,951
1,200,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a)	5.125	06/01/2022	1,182,180
258,000	Cardtronics, Inc.	5.125	08/01/2022	252,195
953,000	Cimpress NV (Netherlands)(a)	7.000	04/01/2022	1,008,989
405,000	Great Lakes Dredge & Dock Corp.	8.000	05/15/2022	413,100
1,352,000	Hertz Corp. (The)(a)	7.625	06/01/2022	1,324,960
524,000	Hertz Corp. (The)	6.250	10/15/2022	468,980
532,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.(a)	7.875	10/01/2022	524,020
2,686,000	Nielsen Finance LLC / Nielsen Finance Co.(a)	5.000	04/15/2022	2,671,146
268,000	Quad/Graphics, Inc.	7.000	05/01/2022	270,345
234,000	RR Donnelley & Sons Co.	7.000	02/15/2022	241,605
1,336,000	United Rentals North America, Inc.	5.500	05/15/2027	1,325,980

				11,476,351

	Computers—1.0%
1,123,000	Harland Clarke Holdings Corp.(a)	8.375	08/15/2022	1,131,423
1,032,000	NCR Corp.	5.000	07/15/2022	1,021,680

				2,153,103

	Cosmetics/Personal Care—0.5%
646,000	Avon International Operations, Inc. (United Kingdom)(a)	7.875	08/15/2022	647,499
391,000	Edgewell Personal Care Co.	4.700	05/24/2022	384,157

				1,031,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

148

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Distribution/Wholesale—0.5%
$1,076,000	American Tire Distributors, Inc.(a)	10.250%	03/01/2022	$532,620
591,000	Global Partners LP / Glp Finance Corp.	6.250	07/15/2022	577,702

				1,110,322

	Diversified Financial Services—3.8%
646,000	Ally Financial, Inc.	4.125	02/13/2022	642,040
429,000	Ally Financial, Inc.	4.625	05/19/2022	431,698
650,000	Jefferies Finance LLC / Jfin Co.-Issuer Corp.(a)	6.875	04/15/2022	649,187
663,000	Ladder Capital Finance Holdings Lllp / Ladder Capital Finance Corp.(a)	5.250	03/15/2022	664,658
391,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.500	06/01/2022	400,531
1,131,000	Navient Corp., MTN	7.250	01/25/2022	1,200,274
931,000	Navient Corp.	6.500	06/15/2022	962,421
635,000	Ocwen Loan Servicing LLC(a)	8.375	11/15/2022	665,163
370,000	SLM Corp.	5.125	04/05/2022	371,850
1,264,000	Springleaf Finance Corp.	6.125	05/15/2022	1,295,600
684,000	Vfh Parent LLC / Orchestra Co.-Issuer, Inc.(a)	6.750	06/15/2022	710,067

				7,993,489

	Electric—2.6%
899,000	Calpine Corp.(a)	6.000	01/15/2022	918,104
1,269,000	NRG Energy, Inc.	6.250	07/15/2022	1,313,415
654,000	Talen Energy Supply LLC(a)	9.500	07/15/2022	660,540
2,358,000	Vistra Energy Corp.	7.375	11/01/2022	2,482,738

				5,374,797

	Electrical Components & Equipment—0.3%
644,000	General Cable Corp.	5.750	10/01/2022	661,710

	Engineering & Construction—0.3%
266,000	Aecom Global II LLC / URS Fox US LP	5.000	04/01/2022	271,280
266,000	New Enterprise Stone & Lime Co., Inc.(a)	10.125	04/01/2022	283,955

				555,235

	Entertainment—3.8%
266,000	CCM Merger, Inc.(a)	6.000	03/15/2022	271,373
812,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op(a)	5.375	04/15/2027	806,925
258,000	Cinemark USA, Inc.	5.125	12/15/2022	261,225
2,100,000	International Game Technology PLC(a)	6.250	02/15/2022	2,173,500
258,000	Live Nation Entertainment, Inc.(a)	5.375	06/15/2022	262,838
899,000	National CineMedia LLC	6.000	04/15/2022	916,980
2,811,000	Scientific Games International, Inc.	10.000	12/01/2022	3,025,367
133,000	Wmg Acquisition Corp.(a)	5.625	04/15/2022	135,660

				7,853,868

	Environmental Control—0.3%
258,000	Covanta Holding Corp.	6.375	10/01/2022	263,160
350,000	Gfl Environmental, Inc. (Canada)(a)	5.625	05/01/2022	342,125

				605,285

	Food—1.6%
405,000	C&s Group Enterprises LLC(a)	5.375	07/15/2022	392,850
1,878,000	Post Holdings, Inc.(a)	5.750	03/01/2027	1,821,078
323,000	SunOpta Foods, Inc.(a)	9.500	10/09/2022	348,840
391,000	SUPERVALU, Inc.	7.750	11/15/2022	391,000
258,000	TreeHouse Foods, Inc.	4.875	03/15/2022	258,000

				3,211,768

	Forest Products & Paper—0.3%
503,000	Cascades, Inc. (Canada)(a)	5.500	07/15/2022	504,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Healthcare-Products—1.6%
$272,000	Halyard Health, Inc.	6.250%	10/15/2022	$281,180
1,540,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(a)	5.750	08/01/2022	1,339,800
1,686,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(a)	6.625	05/15/2022	1,674,485

				3,295,465

	Healthcare-Services—6.7%
258,000	Acadia Healthcare Co., Inc.	5.125	07/01/2022	259,290
1,188,000	Centene Corp.	4.750	05/15/2022	1,205,820
1,831,000	Davita, Inc.	5.750	08/15/2022	1,871,053
876,000	Envision Healthcare Corp.(a)	5.125	07/01/2022	882,570
1,463,000	Envision Healthcare Corp.	5.625	07/15/2022	1,497,746
2,418,000	HCA, Inc.	7.500	02/15/2022	2,647,710
684,000	Kindred Healthcare, Inc.	6.375	04/15/2022	705,184
899,000	Molina Healthcare, Inc.	5.375	11/15/2022	903,414
3,795,000	Tenet Healthcare Corp.	8.125	04/01/2022	3,984,750

				13,957,537

	Home Builders—2.5%
684,000	Av Homes, Inc.	6.625	05/15/2022	696,141
646,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada)(a)	6.125	07/01/2022	655,755
577,000	KB Home	7.500	09/15/2022	623,160
1,338,000	Lennar Corp.	4.125	01/15/2022	1,325,449
140,000	Lennar Corp.(a)	5.375	10/01/2022	144,200
524,000	Lennar Corp.	4.750	11/15/2022	523,397
325,000	Meritage Homes Corp.	7.000	04/01/2022	357,094
405,000	New Home Co., Inc. (The)	7.250	04/01/2022	417,150
350,000	William Lyon Homes, Inc.	7.000	08/15/2022	358,750

				5,101,096

	Insurance—0.2%
530,000	York Risk Services Holding Corp.(a)	8.500	10/01/2022	495,550

	Internet—1.7%
562,000	Cogent Communications Group, Inc.(a)	5.375	03/01/2022	573,240
899,000	NetFlix, Inc.	5.500	02/15/2022	931,184
2,180,000	Zayo Group LLC / Zayo Capital, Inc.(a)	5.750	01/15/2027	2,114,600

				3,619,024

	Iron/Steel—0.5%
850,000	Baffinland Iron Mines Corp. (Canada)(a)	12.000	02/01/2022	945,625

	Leisure Time—0.4%
850,000	24 Hour Fitness Worldwide, Inc.(a)	8.000	06/01/2022	858,500

	Lodging—1.3%
1,020,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875	04/01/2027	979,200
425,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(a)	10.250	11/15/2022	463,250
1,113,000	MGM Resorts International	7.750	03/15/2022	1,221,518

				2,663,968

	Media—12.9%
6,800,000	Altice France SA/France (France)(a)	6.000	05/15/2022	6,783,000
3,555,000	Altice Luxembourg SA (Luxembourg)(a)	7.750	05/15/2022	3,426,131
395,000	AMC Networks, Inc.	4.750	12/15/2022	398,456
393,000	Cable One, Inc.(a)	5.750	06/15/2022	401,351
913,000	Cablevision Systems Corp.	5.875	09/15/2022	913,000
1,407,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250	09/30/2022	1,421,949
761,000	Clear Channel Worldwide Holdings, Inc., Series A	6.500	11/15/2022	780,025
2,564,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/2022	2,631,305
1,150,000	CSC Holdings LLC(a)	5.500	04/15/2027	1,104,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

150

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$2,841,000	Dish DBS Corp.	5.875%	07/15/2022	$2,675,512
862,000	LIN Television Corp.	5.875	11/15/2022	888,938
765,000	McClatchy Co. (The)	9.000	12/15/2022	797,513
557,000	Sinclair Television Group, Inc.	6.125	10/01/2022	571,621
1,437,000	Sirius XM Radio, Inc.(a)	3.875	08/01/2022	1,393,962
684,000	Urban One, Inc.(a)	7.375	04/15/2022	670,320
1,024,000	Videotron Ltd. (Canada)	5.000	07/15/2022	1,043,200
1,024,000	Videotron Ltd. (Canada)(a)	5.125	04/15/2027	993,280

				26,893,563

	Metal Fabricate/Hardware—0.2%
405,000	Hillman Group, Inc. (The)(a)	6.375	07/15/2022	391,837

	Mining—2.9%
850,000	First Quantum Minerals Ltd. (Zambia)(a)	7.250	05/15/2022	859,562
3,589,000	Freeport-McMoRan, Inc.	3.550	03/01/2022	3,476,844
536,000	New Gold, Inc. (Canada)(a)	6.250	11/15/2022	548,730
1,210,000	Teck Resources Ltd. (Canada)	4.750	01/15/2022	1,228,525

				6,113,661

	Miscellaneous Manufacturing—1.2%
258,000	Actuant Corp.	5.625	06/15/2022	260,580
899,000	Amsted Industries, Inc.(a)	5.000	03/15/2022	901,247
644,000	EnPro Industries, Inc.	5.875	09/15/2022	661,710
735,000	Gates Global LLC / Gates Global Co.(a)	6.000	07/15/2022	744,188

				2,567,725

	Oil & Gas—12.9%
1,024,000	Ascent Resources Utica Holdings LLC / Aru Finance Corp.(a)	10.000	04/01/2022	1,108,480
745,000	Athabasca Oil Corp. (Canada)(a)	9.875	02/24/2022	765,487
3,185,000	California Resources Corp.(a)	8.000	12/15/2022	2,826,942
362,000	Calumet Specialty Products Partners LP / Calumet Finance Corp.	7.625	01/15/2022	359,737
702,000	Chesapeake Energy Corp.	4.875	04/15/2022	686,205
2,191,000	Chesapeake Energy Corp.(a)	8.000	12/15/2022	2,325,199
569,000	Citgo Petroleum Corp.(a)	6.250	08/15/2022	569,000
2,437,000	Cnx Resources Corp.	5.875	04/15/2022	2,464,416
644,000	CVR Refining LLC / Coffeyville Finance, Inc.	6.500	11/01/2022	656,880
684,000	Highpoint Operating Corp.	7.000	10/15/2022	692,345
258,000	Jones Energy Holdings LLC/Jones Energy Finance Corp.	6.750	04/01/2022	159,315
268,000	Murphy Oil USA, Inc.	5.625	05/01/2027	265,990
906,000	Newfield Exploration Co.	5.750	01/30/2022	954,697
1,593,000	Oasis Petroleum, Inc.	6.875	03/15/2022	1,620,877
408,000	Parker Drilling Co.	6.750	07/15/2022	314,160
1,058,000	Qep Resources, Inc.	5.375	10/01/2022	1,081,488
646,000	Range Resources Corp.	5.875	07/01/2022	654,075
656,000	Range Resources Corp.	5.000	08/15/2022	652,720
1,046,000	Rowan Cos., Inc.	4.875	06/01/2022	984,548
947,000	RSP Permian, Inc.	6.625	10/01/2022	989,615
785,000	SM Energy Co.	6.125	11/15/2022	800,700
1,283,000	Southwestern Energy Co.	4.100	03/15/2022	1,254,133
530,000	Teine Energy Ltd. (Canada)(a)	6.875	09/30/2022	539,275
1,153,000	Transocean, Inc.	5.800	10/15/2022	1,153,000
750,000	Tullow Oil PLC (Ghana)(a)	6.250	04/15/2022	746,288
1,018,000	Ultra Resources, Inc.(a)	6.875	04/15/2022	688,423
1,516,000	WPX Energy, Inc.	6.000	01/15/2022	1,599,380

				26,913,375

	Oil & Gas Services—1.3%
500,000	Borets Finance Dac (Russia)(a)	6.500	04/07/2022	500,000
761,000	Fts International, Inc.	6.250	05/01/2022	770,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas Services (continued)
$500,000	Kca Deutag UK Finance PLC (United Kingdom)(a)	9.875%	04/01/2022	$515,950
1,074,000	Weatherford International Ltd.	4.500	04/15/2022	984,053

				2,770,515

	Packaging & Containers—2.2%
876,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(a)	4.250	09/15/2022	869,430
788,000	Ball Corp.	5.000	03/15/2022	813,610
678,000	Berry Global, Inc.	5.500	05/15/2022	690,712
644,000	Graphic Packaging International LLC	4.875	11/15/2022	648,830
783,000	Owens-Brockway Glass Container, Inc.(a)	5.000	01/15/2022	784,958
587,000	Sealed Air Corp.(a)	4.875	12/01/2022	600,941
258,000	Silgan Holdings, Inc.	5.500	02/01/2022	262,838

				4,671,319

	Pharmaceuticals—2.3%
921,000	ENDO Finance LLC(a)	5.750	01/15/2022	775,943
352,000	ENDO Finance LLC / ENDO Finco, Inc.(a)	7.250	01/15/2022	306,680
1,580,000	Valeant Pharmaceuticals International(a)	7.250	07/15/2022	1,607,966
1,935,000	Valeant Pharmaceuticals International, Inc.(a)	6.500	03/15/2022	2,018,108

				4,708,697

	Pipelines—2.1%
1,218,000	Blue Racer Midstream LLC / Blue Racer Finance Corp.(a)	6.125	11/15/2022	1,245,673
1,241,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.750	08/01/2022	1,265,820
360,000	Ngpl Pipeco LLC(a)	4.375	08/15/2022	360,900
353,000	Nustar Logistics LP	4.750	02/01/2022	346,822
684,000	SemGroup Corp./Rose Rock Finance Corp.	5.625	07/15/2022	666,900
405,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp.	5.500	08/15/2022	396,900

				4,283,015

	Private Equity—1.3%
1,646,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.875	02/01/2022	1,668,633
973,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.250	02/01/2022	998,541

				2,667,174

	REITs—2.2%
646,000	Corecivic, Inc.	5.000	10/15/2022	652,460
266,000	Cyrusone LP / Cyrusone Finance Corp.	5.375	03/15/2027	267,995
2,056,000	Equinix, Inc.	5.375	05/15/2027	2,069,467
690,000	iStar, Inc.	6.000	04/01/2022	691,725
899,000	SBA Communications Corp.	4.875	07/15/2022	889,448

				4,571,095

	Retail—3.0%
1,429,000	1011778 Bc Ulc / New Red Finance, Inc. (Canada)(a)	4.625	01/15/2022	1,430,715
408,000	CEC Entertainment, Inc.	8.000	02/15/2022	365,670
268,000	Conn’s, Inc.	7.250	07/15/2022	264,650
524,000	Ferrellgas LP / Ferrellgas Finance Corp.	6.750	01/15/2022	483,390
899,000	Group 1 Automotive, Inc.	5.000	06/01/2022	905,742
1,245,000	L Brands, Inc.	5.625	02/15/2022	1,273,013
1,218,000	Men’s Wearhouse, Inc. (The)	7.000	07/01/2022	1,257,585
295,000	Penske Automotive Group, Inc.	5.750	10/01/2022	301,822

				6,282,587

	Semiconductors—0.3%
626,000	Advanced Micro Devices, Inc.	7.500	08/15/2022	687,098

	Software—1.0%
2,047,000	Infor US, Inc.	6.500	05/15/2022	2,090,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications—6.8%
$1,759,000	Centurylink, Inc., Series T	5.800%	03/15/2022	$1,746,247
1,085,000	Consolidated Communications, Inc.	6.500	10/01/2022	1,014,475
899,000	Frontier Communications Corp.	8.750	04/15/2022	759,655
2,216,000	Frontier Communications Corp.	10.500	09/15/2022	2,005,480
1,600,000	Inmarsat Finance PLC (United Kingdom)(a)	4.875	05/15/2022	1,532,000
572,000	Intelsat Jackson Holdings SA (Luxembourg)(a)	9.500	09/30/2022	658,372
1,306,000	Level 3 Financing, Inc.	5.375	08/15/2022	1,309,265
705,000	Level 3 Parent LLC	5.750	12/01/2022	706,762
322,000	Sprint Communications, Inc.	9.250	04/15/2022	370,300
2,902,000	Sprint Communications, Inc.	6.000	11/15/2022	2,894,745
684,000	T-Mobile USA, Inc.	4.000	04/15/2022	682,290
542,000	T-Mobile USA, Inc.	5.375	04/15/2027	533,193

				14,212,784

	Transportation—1.1%
2,313,000	Xpo Logistics, Inc.(a)	6.500	06/15/2022	2,377,186

	Total Corporate Bonds (Cost $203,221,678)			201,841,347

Number of Shares
	Money Market Fund—1.7%
3,561,990	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $3,561,990)			3,561,990

	Total Investments in Securities (Cost $206,783,668)—98.5%			205,403,337
	Other assets less liabilities—1.5%			3,194,323

	Net Assets—100.0%			$208,597,660

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $83,078,892, which represented 39.83% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Schedule of Investments

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—97.7%
	Aerospace/Defense—1.2%
$1,095,000	Bombardier, Inc. (Canada)(a)	6.125%	01/15/2023	$1,096,369
159,000	Orbital ATK, Inc.	5.500	10/01/2023	166,155

				1,262,524

	Auto Manufacturers—1.1%
1,100,000	Fiat DaimlerChrysler Automobiles NV (United Kingdom)	5.250	04/15/2023	1,111,000

	Auto Parts & Equipment—1.1%
159,000	Dana, Inc.	6.000	09/15/2023	165,360
780,000	Goodyear Tire & Rubber Co. (The)	5.125	11/15/2023	778,050
153,000	Ti Group Automotive Systems LLC (United Kingdom)(a)	8.750	07/15/2023	160,076

				1,103,486

	Banks—0.5%
468,000	CIT Group, Inc.	5.000	08/01/2023	473,850

	Biotechnology—0.5%
523,000	Amag Pharmaceuticals, Inc.(a)	7.875	09/01/2023	527,445

	Building Materials—1.4%
435,000	Masonite International Corp.(a)	5.625	03/15/2023	449,790
170,000	Norbord, Inc. (Canada)(a)	6.250	04/15/2023	178,546
770,000	Summit Materials LLC / Summit Materials Finance Corp.	6.125	07/15/2023	781,550

				1,409,886

	Chemicals—1.9%
546,000	A Schulman, Inc.	6.875	06/01/2023	575,484
434,000	CF Industries, Inc.	3.450	06/01/2023	411,486
315,000	Chemours Co. (The)	6.625	05/15/2023	331,232
400,000	CVR Partners LP / CVR Nitrogen Finance Corp.(a)	9.250	06/15/2023	412,500
159,000	PolyOne Corp.	5.250	03/15/2023	162,684

				1,893,386

	Commercial Services—4.0%
414,000	Adt Corp. (The)	4.125	06/15/2023	379,845
468,000	Ahern Rentals, Inc.(a)	7.375	05/15/2023	458,640
468,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.500	04/01/2023	452,205
1,563,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(a)	6.375	08/01/2023	1,575,113
292,000	RR Donnelley & Sons Co.	6.500	11/15/2023	288,350
757,000	United Rentals North America, Inc.	4.625	07/15/2023	765,516
159,000	Wex, Inc.(a)	4.750	02/01/2023	159,895

				4,079,564

	Computers—1.6%
1,051,000	EMC Corp.	3.375	06/01/2023	986,349
640,000	NCR Corp.	6.375	12/15/2023	659,846

				1,646,195

	Cosmetics/Personal Care—0.5%
546,000	Avon Products, Inc. (United Kingdom)	7.000	03/15/2023	462,735

	Distribution/Wholesale—0.7%
159,000	American Builders & Contractors Supply Co., Inc.(a)	5.750	12/15/2023	161,584
331,000	Global Partners LP / Glp Finance Corp.	7.000	06/15/2023	330,172
170,000	Univar USA, Inc.(a)	6.750	07/15/2023	176,163

				667,919

	Diversified Financial Services—2.3%
427,000	Credit Acceptance Corp.	7.375	03/15/2023	445,148
936,000	Navient Corp., GMTN	5.500	01/25/2023	924,300
468,000	Navient Corp.	7.250	09/25/2023	494,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Diversified Financial Services (continued)
$390,000	Springleaf Finance Corp.	8.250%	10/01/2023	$426,075

				2,290,433

	Electric—2.7%
639,000	AES Corp./VA	4.875	05/15/2023	643,792
1,251,000	Calpine Corp.	5.375	01/15/2023	1,196,269
300,000	Intergen NV (Netherlands)(a)	7.000	06/30/2023	299,250
562,000	Vistra Energy Corp.	5.875	06/01/2023	579,563

				2,718,874

	Electrical Components & Equipment—0.3%
315,000	Enersys(a)	5.000	04/30/2023	312,638

	Entertainment—1.2%
170,000	Carmike Cinemas, Inc.(a)	6.000	06/15/2023	175,525
796,000	Cinemark USA, Inc.	4.875	06/01/2023	773,075
266,000	Wmg Acquisition Corp.(a)	5.000	08/01/2023	263,673

				1,212,273

	Food—0.8%
858,000	Dean Foods Co.(a)	6.500	03/15/2023	842,985

	Forest Products & Paper—0.5%
315,000	Cascades, Inc. (Canada)(a)	5.750	07/15/2023	313,425
159,000	Clearwater Paper Corp.	4.500	02/01/2023	148,268

				461,693

	Gas—1.0%
200,000	Lbc Tank Terminals Holding Netherlands BV (Belgium)(a)	6.875	05/15/2023	204,250
796,000	Ngl Energy Partners LP / Ngl Energy Finance Corp.	7.500	11/01/2023	814,905

				1,019,155

	Healthcare-Products—1.1%
159,000	Hill-Rom Holdings, Inc.(a)	5.750	09/01/2023	163,770
167,000	Mallinckrodt International Finance SA	4.750	04/15/2023	135,270
624,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(a)	5.625	10/15/2023	518,700
315,000	Sotera Health Holdings LLC(a)	6.500	05/15/2023	319,725

				1,137,465

	Healthcare-Services—7.5%
679,000	Acadia Healthcare Co., Inc.	5.625	02/15/2023	690,034
1,875,000	CHS/Community Health Systems, Inc.	6.250	03/31/2023	1,757,812
159,000	Encompass Health Corp.	5.125	03/15/2023	161,385
1,329,000	HCA, Inc.	5.875	05/01/2023	1,385,482
546,000	Kindred Healthcare, Inc.	8.750	01/15/2023	583,537
390,000	LifePoint Health, Inc.	5.875	12/01/2023	391,463
858,000	Regionalcare Hospital Partners Holdings, Inc.(a)	8.250	05/01/2023	904,118
1,719,000	Tenet Healthcare Corp.	6.750	06/15/2023	1,716,851

				7,590,682

	Home Builders—1.4%
468,000	KB Home	7.625	05/15/2023	504,270
159,000	Lennar Corp.	4.875	12/15/2023	159,199
315,000	Mattamy Group Corp. (Canada)(a)	6.875	12/15/2023	325,631
419,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.(a)	5.875	04/15/2023	425,285

				1,414,385

	Home Furnishings—0.5%
530,000	Tempur Sealy International, Inc.	5.625	10/15/2023	537,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Household Products/Wares—0.9%
$315,000	Central Garden & Pet Co.	6.125%	11/15/2023	$329,175
624,000	Kronos Acquisition Holdings, Inc. (Canada)(a)	9.000	08/15/2023	570,960

				900,135

	Housewares—0.3%
315,000	Scotts Miracle-Gro Co. (The)	6.000	10/15/2023	327,994

	Insurance—0.6%
315,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(a)	8.250	08/01/2023	326,025
315,000	Genworth Holdings, Inc.	4.900	08/15/2023	265,387

				591,412

	Internet—1.7%
403,000	VeriSign, Inc.	4.625	05/01/2023	408,037
1,293,000	Zayo Group LLC / Zayo Capital, Inc.	6.000	04/01/2023	1,317,244

				1,725,281

	Iron/Steel—0.7%
468,000	Allegheny Technologies, Inc.	7.875	08/15/2023	511,735
159,000	Commercial Metals Co.	4.875	05/15/2023	155,422

				667,157

	Leisure Time—1.4%
468,000	Ltf Merger Sub, Inc.(a)	8.500	06/15/2023	489,060
538,000	Sabre Glbl, Inc.(a)	5.375	04/15/2023	546,177
402,000	Sabre Glbl, Inc.(a)	5.250	11/15/2023	404,975

				1,440,212

	Lodging—2.0%
159,000	Boyd Gaming Corp.	6.875	05/15/2023	167,546
315,000	Diamond Resorts International, Inc.(a)	7.750	09/01/2023	338,625
315,000	Interval Acquisition Corp.	5.625	04/15/2023	320,906
858,000	MGM Resorts International	6.000	03/15/2023	890,175
315,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(a)	4.250	05/30/2023	302,400

				2,019,652

	Media—9.9%
3,950,000	Altice Financing SA (Luxembourg)(a)	6.625	02/15/2023	3,903,785
600,000	Altice US Finance I Corp.(a)	5.375	07/15/2023	592,500
936,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125	02/15/2023	936,000
936,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.125	05/01/2023	932,490
1,095,000	Dish DBS Corp.	5.000	03/15/2023	948,226
468,000	Midcontinent Communications / Midcontinent Finance Corp.(a)	6.875	08/15/2023	494,910
858,000	Quebecor Media, Inc. (Canada)	5.750	01/15/2023	877,305
170,000	Sirius XM Radio, Inc.(a)	4.625	05/15/2023	167,663
1,265,000	Univision Communications, Inc.(a)	5.125	05/15/2023	1,201,750

				10,054,629

	Mining—3.4%
950,000	First Quantum Minerals Ltd. (Zambia)(a)	7.250	04/01/2023	954,750
1,597,000	Freeport-McMoRan, Inc.	3.875	03/15/2023	1,539,125
468,000	Hudbay Minerals, Inc. (Canada)(a)	7.250	01/15/2023	485,550
294,000	Teck Resources Ltd. (Canada)	3.750	02/01/2023	285,183
200,000	Vedanta Resources PLC (India)(a)	7.125	05/31/2023	198,000

				3,462,608

	Office/Business Equipment—0.2%
159,000	Cdw LLC / Cdw Finance Corp.	5.000	09/01/2023	160,987

	Oil & Gas—7.9%
266,000	Calumet Specialty Products Partners LP / Calumet Finance Corp.	7.750	04/15/2023	266,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$702,000	Carrizo Oil & Gas, Inc.	6.250%	04/15/2023	$714,285
315,000	Chesapeake Energy Corp.	5.750	03/15/2023	297,675
76,000	Cnx Resources Corp.	8.000	04/01/2023	80,750
315,000	Eclipse Resources Corp.	8.875	07/15/2023	297,675
315,000	Gulfport Energy Corp.	6.625	05/01/2023	318,150
390,000	Laredo Petroleum, Inc.	6.250	03/15/2023	390,000
468,000	Matador Resources Co.	6.875	04/15/2023	490,815
731,000	Meg Energy Corp. (Canada)(a)	6.375	01/30/2023	663,382
1,005,000	Nabors Industries, Inc.	5.500	01/15/2023	989,925
308,000	Oasis Petroleum, Inc.	6.875	01/15/2023	313,005
315,000	Precision Drilling Corp. (Canada)	7.750	12/15/2023	334,688
624,000	QEP Resources, Inc.	5.250	05/01/2023	613,860
624,000	Range Resources Corp.	5.000	03/15/2023	608,400
624,000	Sanchez Energy Corp.	6.125	01/15/2023	413,400
237,000	Seven Generations Energy Ltd. (Canada)(a)	6.875	06/30/2023	246,480
315,000	SM Energy Co.	6.500	01/01/2023	321,300
315,000	Whiting Petroleum Corp.	6.250	04/01/2023	322,088
312,000	WPX Energy, Inc.	8.250	08/01/2023	355,680

				8,038,223

	Oil & Gas Services—0.9%
624,000	Weatherford International Ltd.	8.250	06/15/2023	606,840
315,000	Weatherford International Ltd.	9.875	02/15/2024	310,275

				917,115

	Packaging & Containers—4.7%
600,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(a)	4.625	05/15/2023	598,320
780,000	Ball Corp.	4.000	11/15/2023	767,325
468,000	Berry Global, Inc.	5.125	07/15/2023	465,075
864,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/2023	843,567
624,000	Owens-Brockway Glass Container, Inc.(a)	5.875	08/15/2023	636,480
1,183,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(a)	5.125	07/15/2023	1,163,776
315,000	Sealed Air Corp.(a)	5.250	04/01/2023	322,875

				4,797,418

	Pharmaceuticals—4.4%
600,000	ENDO Dac / ENDO Finance LLC / ENDO Finco, Inc.(a)	6.000	07/15/2023	444,000
549,000	ENDO Finance LLC / ENDO Finco, Inc.(a)	5.375	01/15/2023	410,213
250,000	Horizon Pharma, Inc.	6.625	05/01/2023	252,500
936,000	Valeant Pharmaceuticals International, Inc.(a)	5.500	03/01/2023	875,955
2,577,000	Valeant Pharmaceuticals International, Inc.(a)	5.875	05/15/2023	2,444,929

				4,427,597

	Pipelines—2.7%
624,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	6.250	04/01/2023	638,040
366,000	Dcp Midstream Operating LP	3.875	03/15/2023	353,190
315,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.000	05/15/2023	308,700
315,000	Pbf Logistics LP / Pbf Logistics Finance Corp.	6.875	05/15/2023	319,331
266,000	Semgroup Corp. / Rose Rock Finance Corp.	5.625	11/15/2023	249,375
159,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.250	05/01/2023	160,590
468,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.250	11/15/2023	446,940
237,000	Williams Cos., Inc. (The)	3.700	01/15/2023	231,699

				2,707,865

	Real Estate—0.6%
640,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(a)	4.875	06/01/2023	604,800

	REITs—1.9%
390,000	Corecivic, Inc.	4.625	05/01/2023	385,125
374,000	Geo Group, Inc. (The)	5.125	04/01/2023	369,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs (continued)
$418,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(a)	6.000%	04/15/2023	$409,379
780,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	8.250	10/15/2023	764,166

				1,928,350

	Retail—5.6%
282,000	Beacon Roofing Supply, Inc.	6.375	10/01/2023	293,195
315,000	Brinker International, Inc.	3.875	05/15/2023	300,038
159,000	Ferrellgas LP / Ferrellgas Finance Corp.	6.750	06/15/2023	141,510
331,000	Group 1 Automotive, Inc.(a)	5.250	12/15/2023	324,380
640,000	JC Penney Corp., Inc.(a)	5.875	07/01/2023	588,800
468,000	L Brands, Inc.	5.625	10/15/2023	480,870
492,000	Party City Holdings, Inc.(a)	6.125	08/15/2023	501,840
939,000	Petsmart, Inc.(a)	7.125	03/15/2023	456,166
1,740,000	Rite AID Corp.(a)	6.125	04/01/2023	1,790,025
252,000	Sally Holdings LLC / Sally Capital, Inc.	5.500	11/01/2023	250,110
438,000	Sonic Automotive, Inc.	5.000	05/15/2023	421,575
159,000	Yum! Brands, Inc.	3.875	11/01/2023	152,441

				5,700,950

	Semiconductors—0.3%
315,000	Sensata Technologies BV(a)	4.875	10/15/2023	316,181

	Software—6.4%
468,000	First Data Corp.(a)	5.375	08/15/2023	475,769
2,655,000	First Data Corp.(a)	7.000	12/01/2023	2,788,281
468,000	Informatica LLC(a)	7.125	07/15/2023	477,360
170,000	Iqvia, Inc.(a)	4.875	05/15/2023	171,700
936,000	Open Text Corp. (Canada)(a)	5.625	01/15/2023	961,740
468,000	Riverbed Technology, Inc.(a)	8.875	03/01/2023	440,505
312,000	Solera LLC / Solera Finance, Inc.(a)	10.500	03/01/2024	347,786
468,000	Sophia LP / Sophia Finance, Inc.(a)	9.000	09/30/2023	496,080
300,000	Veritas US, Inc. / Veritas Bermuda Ltd.(a)	7.500	02/01/2023	288,000

				6,447,221

	Telecommunications—6.6%
624,000	Centurylink, Inc., Series W	6.750	12/01/2023	625,560
783,000	Intelsat Jackson Holdings SA (Luxembourg)	5.500	08/01/2023	686,593
538,000	Level 3 Financing, Inc.	5.625	02/01/2023	543,891
546,000	Level 3 Financing, Inc.	5.125	05/01/2023	535,790
315,000	Plantronics, Inc.(a)	5.500	05/31/2023	314,212
3,643,000	Sprint Corp.	7.875	09/15/2023	3,832,436
315,000	Windstream Services LLC/Windstream Finance Corp.	6.375	08/01/2023	183,488

				6,721,970

	Transportation—0.8%
468,000	Kenan Advantage Group, Inc. (The)(a)	7.875	07/31/2023	478,975
329,000	Watco Cos. LLC / Watco Finance Corp.(a)	6.375	04/01/2023	338,047

				817,022

	Total Corporate Bonds (Cost $100,673,821)			98,951,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—0.8%
858,410	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $858,410)	$858,410

	Total Investments in Securities (Cost $101,532,231)—98.5%	99,809,712
	Other assets less liabilities—1.5%	1,504,335

	Net Assets—100.0%	$101,314,047

Investment Abbreviations:

GMTN—Global Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $42,711,152, which represented 42.16% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Schedule of Investments

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—97.7%
	Advertising—0.4%
$200,000	MDC Partners, Inc.(a)	6.500%	05/01/2024	$178,000

	Aerospace/Defense—1.5%
600,000	TransDigm, Inc.	6.500	07/15/2024	613,500

	Airlines—0.5%
200,000	United Continental Holdings, Inc.	5.000	02/01/2024	195,000

	Apparel—0.8%
350,000	Hanesbrands, Inc.(a)	4.625	05/15/2024	343,438

	Auto Parts & Equipment—0.7%
300,000	Allison Transmission, Inc.(a)	5.000	10/01/2024	298,500

	Banks—2.0%
900,000	Intesa Sanpaolo SpA, MTN (Italy)(a)	5.017	06/26/2024	821,674

	Building Materials—1.4%
400,000	Builders FirstSource, Inc.(a)	5.625	09/01/2024	394,396
200,000	Louisiana-Pacific Corp.	4.875	09/15/2024	196,500

				590,896

	Chemicals—2.6%
300,000	Axalta Coating Systems LLC(a)	4.875	08/15/2024	297,000
300,000	Ineos Group Holdings SA (Luxembourg)(a)	5.625	08/01/2024	302,250
200,000	Rayonier Am Products, Inc.(a)	5.500	06/01/2024	191,000
100,000	Valvoline, Inc.	5.500	07/15/2024	101,000
206,000	WR Grace & Co.-Conn(a)	5.625	10/01/2024	213,982

				1,105,232

	Commercial Services—1.9%
200,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a)	6.375	04/01/2024	197,000
100,000	Hertz Corp. (The)(a)	5.500	10/15/2024	80,375
120,000	R.R. Donnelley & Sons Co.	6.000	04/01/2024	114,600
400,000	Servicemaster Co. LLC (The)(a)	5.125	11/15/2024	388,500

				780,475

	Computers—0.6%
279,000	Diebold Nixdorf, Inc.	8.500	04/15/2024	273,071

	Cosmetics/Personal Care—0.3%
200,000	Revlon Consumer Products Corp.	6.250	08/01/2024	115,500

	Distribution/Wholesale—1.0%
200,000	Hd Supply, Inc.(a)	5.750	04/15/2024	210,250
200,000	Performance Food Group, Inc.(a)	5.500	06/01/2024	198,500

				408,750

	Diversified Financial Services—2.3%
450,000	Ally Financial, Inc.	5.125	09/30/2024	462,375
300,000	Navient Corp., MTN	6.125	03/25/2024	302,250
200,000	Navient Corp.	5.875	10/25/2024	198,060

				962,685

	Electric—1.8%
184,000	Calpine Corp.(a)	5.875	01/15/2024	184,000
400,000	Calpine Corp.	5.500	02/01/2024	365,500
200,000	NRG Yield Operating LLC	5.375	08/15/2024	200,000

				749,500

	Electrical Components & Equipment—0.5%
200,000	WESCO Distribution, Inc.	5.375	06/15/2024	200,750

	Engineering & Construction—1.1%
450,000	AECOM	5.875	10/15/2024	460,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Entertainment—2.5%
$200,000	International Game Technology PLC(a)	6.500%	02/15/2025	$205,875
250,000	Live Nation Entertainment, Inc.(a)	4.875	11/01/2024	243,750
200,000	Mohegan Gaming & Entertainment(a)	7.875	10/15/2024	190,750
430,000	SIX Flags Entertainment Corp.(a)	4.875	07/31/2024	416,025

				1,056,400

	Environmental Control—0.9%
200,000	Advanced Disposal Services, Inc.(a)	5.625	11/15/2024	200,500
200,000	Covanta Holding Corp.	5.875	03/01/2024	197,000

				397,500

	Food—3.5%
325,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC	6.625	06/15/2024	307,223
200,000	Jbs Investments GMBH (Brazil)(a)	7.250	04/03/2024	197,252
400,000	Jbs USA Lux SA / Jbs USA Finance, Inc. (Brazil)(a)	5.875	07/15/2024	384,500
315,000	TreeHouse Foods, Inc.(a)	6.000	02/15/2024	323,867
268,000	US Foods, Inc.(a)	5.875	06/15/2024	274,030

				1,486,872

	Food Service—1.1%
450,000	Aramark Services, Inc.	5.125	01/15/2024	458,100

	Gas—0.5%
200,000	Amerigas Partners LP / Amerigas Finance Corp.	5.625	05/20/2024	199,000

	Healthcare-Services—8.4%
200,000	Acadia Healthcare Co., Inc.	6.500	03/01/2024	208,000
600,000	DaVita, Inc.	5.125	07/15/2024	586,125
600,000	Encompass Health Corp.	5.750	11/01/2024	611,250
200,000	Envision Healthcare Corp.(a)	6.250	12/01/2024	212,040
200,000	LifePoint Health, Inc.	5.375	05/01/2024	193,750
800,000	Mph Acquisition Holdings LLC(a)	7.125	06/01/2024	832,000
900,000	Tenet Healthcare Corp.(a)	4.625	07/15/2024	868,500

				3,511,665

	Holding Companies-Diversified—0.7%
300,000	Stena AB (Sweden)(a)	7.000	02/01/2024	281,250

	Home Builders—1.0%
200,000	Lennar Corp.(a)	5.875	11/15/2024	206,500
200,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875	06/15/2024	199,940

				406,440

	Household Products/Wares—0.5%
200,000	Prestige Brands, Inc.(a)	6.375	03/01/2024	198,000

	Insurance—0.4%
200,000	Genworth Holdings, Inc.	4.800	02/15/2024	167,250

	Internet—0.5%
200,000	NetFlix, Inc.	5.750	03/01/2024	205,760

	Lodging—1.4%
200,000	Diamond Resorts International, Inc.(a)	10.750	09/01/2024	220,500
400,000	Hilton Domestic Operating Co., Inc.	4.250	09/01/2024	382,000

				602,500

	Machinery-Construction & Mining—0.7%
300,000	Vertiv Group Corp.(a)	9.250	10/15/2024	295,500

	Machinery-Diversified—0.5%
200,000	SPX Flow, Inc.(a)	5.625	08/15/2024	198,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media—10.7%
$200,000	Altice Finco SA (Luxembourg)(a)	8.125%	01/15/2024	$204,500
650,000	Altice France SA/France (France)(a)	6.250	05/15/2024	632,938
550,000	AMC Networks, Inc.	5.000	04/01/2024	533,527
650,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.875	04/01/2024	657,313
200,000	Cengage Learning, Inc.(a)	9.500	06/15/2024	166,000
300,000	CSC Holdings LLC	5.250	06/01/2024	284,310
800,000	Dish DBS Corp.	5.875	11/15/2024	667,760
260,000	Gray Television, Inc.(a)	5.125	10/15/2024	245,700
200,000	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance(a)	7.875	05/15/2024	187,750
325,000	Nexstar Broadcasting, Inc.(a)	5.625	08/01/2024	318,711
200,000	Sinclair Television Group, Inc.(a)	5.625	08/01/2024	199,690
200,000	Videotron Ltd. (Canada)(a)	5.375	06/15/2024	202,936
200,000	Virgin Media Finance PLC (United Kingdom)(a)	6.000	10/15/2024	194,880

				4,496,015

	Metal Fabricate/Hardware—1.2%
500,000	Novelis Corp.(a)	6.250	08/15/2024	507,550

	Mining—1.9%
200,000	Coeur Mining, Inc.	5.875	06/01/2024	196,750
300,000	Constellium NV(a)	5.750	05/15/2024	291,000
300,000	Freeport-McMoRan, Inc.	4.550	11/14/2024	292,500

				780,250

	Office/Business Equipment—0.6%
250,000	Cdw LLC / Cdw Finance Corp.	5.500	12/01/2024	258,750

	Oil & Gas—9.3%
150,000	Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	7.875	12/15/2024	157,875
200,000	Baytex Energy Corp. (Canada)(a)	5.625	06/01/2024	183,000
385,000	Callon Petroleum Co.	6.125	10/01/2024	390,294
300,000	Continental Resources, Inc.	3.800	06/01/2024	293,740
300,000	Diamondback Energy, Inc.	4.750	11/01/2024	290,625
281,000	Ensco PLC	4.500	10/01/2024	234,986
200,000	Ep Energy LLC / Everest Acquisition Finance, Inc.(a)	8.000	11/29/2024	199,000
400,000	Gulfport Energy Corp.	6.000	10/15/2024	378,000
400,000	Newfield Exploration Co.	5.625	07/01/2024	423,880
200,000	Parsley Energy LLC / Parsley Finance Corp.(a)	6.250	06/01/2024	207,000
200,000	PDC Energy, Inc.	6.125	09/15/2024	204,500
200,000	Precision Drilling Corp. (Canada)	5.250	11/15/2024	189,000
200,000	Rowan Cos., Inc.	4.750	01/15/2024	172,500
100,000	SM Energy Co.	5.000	01/15/2024	94,250
300,000	Southwestern Energy Co.	6.700	01/23/2025	296,250
200,000	WPX Energy, Inc.	5.250	09/15/2024	199,000

				3,913,900

	Oil & Gas Services—0.2%
100,000	Weatherford International Ltd.	9.875	02/15/2024	98,500

	Packaging & Containers—0.5%
200,000	Sealed Air Corp.(a)	5.125	12/01/2024	203,750

	Pharmaceuticals—0.5%
200,000	ENDO Dac / ENDO Finance LLC / ENDO Finco, Inc.(a)	5.875	10/15/2024	192,000

	Pipelines—3.7%
500,000	Cheniere Corpus Christi Holdings LLC	7.000	06/30/2024	549,380
600,000	Energy Transfer Equity LP	5.875	01/15/2024	624,000
200,000	Genesis Energy LP / Genesis Energy Finance Corp.	5.625	06/15/2024	188,500
200,000	Williams Cos., Inc. (The)	4.550	06/24/2024	201,750

				1,563,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Private Equity—0.5%
$200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.750%	02/01/2024	$205,250

	Real Estate—1.4%
600,000	Kennedy-Wilson, Inc.	5.875	04/01/2024	592,500

	REITs—3.5%
200,000	Geo Group, Inc. (The)	5.875	10/15/2024	198,514
400,000	Iron Mountain, Inc.	5.750	08/15/2024	395,480
500,000	MGM Growth Properties Operating Partnership LP / Mgp Finance Co.-Issuer, Inc.	5.625	05/01/2024	507,500
200,000	SBA Communications Corp.	4.875	09/01/2024	187,252
200,000	Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(a)	7.125	12/15/2024	187,440

				1,476,186

	Retail—3.4%
600,000	1011778 Bc Ulc / New Red Finance, Inc. (Canada)(a)	4.250	05/15/2024	570,000
300,000	Asbury Automotive Group, Inc.	6.000	12/15/2024	298,500
200,000	Kfc Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)	5.000	06/01/2024	198,000
158,000	Penske Automotive Group, Inc.	5.375	12/01/2024	156,452
200,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.500	06/01/2024	193,640

				1,416,592

	Semiconductors—1.2%
200,000	Advanced Micro Devices, Inc.	7.000	07/01/2024	211,500
300,000	Sensata Technologies BV(a)	5.625	11/01/2024	312,750

				524,250

	Software—8.3%
300,000	Camelot Finance SA(a)	7.875	10/15/2024	306,750
206,000	Cdk Global, Inc.	5.000	10/15/2024	210,750
705,000	First Data Corp.(a)	5.000	01/15/2024	706,939
1,000,000	First Data Corp.(a)	5.750	01/15/2024	1,007,500
200,000	Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho(a)	10.000	11/30/2024	221,750
250,000	Ptc, Inc.	6.000	05/15/2024	263,125
600,000	Rackspace Hosting, Inc.(a)	8.625	11/15/2024	612,000
200,000	Veritas US, Inc. / Veritas Bermuda Ltd.(a)	10.500	02/01/2024	171,500

				3,500,314

	Storage / Warehousing—0.5%
200,000	Mobile Mini, Inc.	5.875	07/01/2024	203,500

	Telecommunications—8.3%
450,000	CenturyLink, Inc., Series Y	7.500	04/01/2024	463,792
200,000	Cincinnati Bell, Inc.(a)	7.000	07/15/2024	180,000
200,000	Frontier Communications Corp.	7.625	04/15/2024	137,000
200,000	Gtt Communications, Inc.(a)	7.875	12/31/2024	201,000
200,000	Inmarsat Finance PLC (United Kingdom)(a)	6.500	10/01/2024	192,940
410,000	Level 3 Financing, Inc.	5.375	01/15/2024	400,775
250,000	Sprint Corp.	7.875	09/15/2023	263,000
1,200,000	Sprint Corp.	7.125	06/15/2024	1,212,000
400,000	Sprint Corp.	7.625	02/15/2025	413,000

				3,463,507

	Total Corporate Bonds (Cost $42,420,001)			40,958,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—0.7%
310,250	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $310,250)	$310,250

	Total Investments in Securities (Cost $42,730,251)—98.4%	41,268,527
	Other assets less liabilities—1.6%	667,623

	Net Assets—100.0%	$41,936,150

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $19,710,491, which represented 47.00% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Schedule of Investments

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.8%
	Aerospace/Defense—2.9%
$200,000	Bombardier, Inc. (Canada)(a)	7.500%	03/15/2025	$207,520
200,000	Transdigm, Inc.	6.500	05/15/2025	203,380

				410,900

	Agriculture—1.0%
145,000	Vector Group Ltd.(a)	6.125	02/01/2025	142,463

	Auto Parts & Equipment—1.4%
100,000	American Axle & Manufacturing, Inc.	6.250	04/01/2025	99,125
100,000	Dana Financing Luxembourg Sarl(a)	5.750	04/15/2025	99,375

				198,500

	Beverages—1.4%
200,000	Cott Holdings, Inc. (Canada)(a)	5.500	04/01/2025	197,500

	Chemicals—2.8%
205,000	Consolidated Energy Finance SA (Trinidad & Tobago)(a)	6.875	06/15/2025	209,869
200,000	Spcm SA (France)(a)	4.875	09/15/2025	190,500

				400,369

	Coal—1.1%
150,000	Suncoke Energy Partners LP / Suncoke Energy Partners Finance Corp.(a)	7.500	06/15/2025	153,000

	Commercial Services—3.3%
100,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a)	5.250	03/15/2025	92,875
100,000	Laureate Education, Inc.(a)	8.250	05/01/2025	106,250
100,000	Ritchie Bros Auctioneers, Inc. (Canada)(a)	5.375	01/15/2025	97,625
200,000	Team Health Holdings, Inc.(a)	6.375	02/01/2025	174,500

				471,250

	Distribution/Wholesale—1.3%
200,000	Kar Auction Services, Inc.(a)	5.125	06/01/2025	190,500

	Diversified Financial Services—6.2%
100,000	Ally Financial, Inc.	5.750	11/20/2025	102,325
100,000	Lpl Holdings, Inc.(a)	5.750	09/15/2025	96,500
100,000	Navient Corp.	6.750	06/25/2025	101,970
100,000	Nfp Corp.(a)	6.875	07/15/2025	99,250
300,000	Quicken Loans, Inc.(a)	5.750	05/01/2025	294,210
200,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.(a)	6.750	06/01/2025	194,310

				888,565

	Electric—2.3%
200,000	Calpine Corp.	5.750	01/15/2025	182,500
200,000	Talen Energy Supply LLC	6.500	06/01/2025	155,940

				338,440

	Engineering & Construction—1.4%
200,000	Brand Industrial Services, Inc.(a)	8.500	07/15/2025	205,250

	Entertainment—3.5%
100,000	AMC Entertainment Holdings, Inc.	5.750	06/15/2025	98,125
200,000	Eldorado Resorts, Inc.	6.000	04/01/2025	200,000
200,000	International Game Technology PLC(a)	6.500	02/15/2025	205,875

				504,000

	Food—3.3%
200,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC	5.750	03/15/2025	177,040
100,000	B&G Foods, Inc.	5.250	04/01/2025	94,250
200,000	Post Holdings, Inc.(a)	5.500	03/01/2025	197,500

				468,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Gas—0.7%
$100,000	Amerigas Partners LP / Amerigas Finance Corp.	5.500%	05/20/2025	$97,565

	Healthcare-Products—1.1%
200,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(a)	5.500	04/15/2025	160,520

	Healthcare-Services—6.9%
100,000	Centene Corp.	4.750	01/15/2025	99,625
200,000	Davita, Inc.	5.000	05/01/2025	190,060
421,000	HCA, Inc.	5.375	02/01/2025	414,685
100,000	Surgery Center Holdings, Inc.(a)	6.750	07/01/2025	93,750
200,000	Tenet Healthcare Corp.(a)	5.125	05/01/2025	194,750

				992,870

	Home Builders—0.7%
100,000	Lennar Corp.	4.750	05/30/2025	97,375

	Insurance—1.4%
100,000	Assuredpartners, Inc.(a)	7.000	08/15/2025	98,000
100,000	Usis Merger Sub, Inc.(a)	6.875	05/01/2025	101,000

				199,000

	Internet—1.4%
100,000	NetFlix, Inc.	5.875	02/15/2025	103,135
100,000	Verisign, Inc.	5.250	04/01/2025	102,625

				205,760

	Iron/Steel—1.3%
200,000	Cleveland-Cliffs, Inc.	5.750	03/01/2025	192,190

	Lodging—2.0%
100,000	Sugarhouse Hsp Gaming Prop Mezz LP / Sugarhouse Hsp Gaming Finance Corp.(a)	5.875	05/15/2025	95,625
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(a)	5.500	03/01/2025	196,500

				292,125

	Machinery-Construction & Mining—0.7%
100,000	Terex Corp.(a)	5.625	02/01/2025	99,375

	Media—6.1%
100,000	Altice Finco SA, MTN (Luxembourg)(a)	7.625	02/15/2025	93,250
200,000	Altice Luxembourg SA (Luxembourg)(a)	7.625	02/15/2025	177,752
240,000	CCO Holdings LLC / CCO Holdings Capital Corp.(a)	5.375	05/01/2025	234,600
200,000	Univision Communications, Inc.(a)	5.125	02/15/2025	184,680
200,000	Ziggo Bond Finance BV (Netherlands)(a)	5.875	01/15/2025	190,000

				880,282

	Mining—1.4%
200,000	First Quantum Minerals Ltd. (Zambia)(a)	7.500	04/01/2025	196,500

	Office/Business Equipment—0.7%
100,000	CDW LLC/CDW Finance Corp.	5.000	09/01/2025	99,280

	Oil & Gas—12.8%
200,000	Chesapeake Energy Corp.	8.000	01/15/2025	199,250
100,000	Ensco PLC	5.200	03/15/2025	84,125
300,000	Ep Energy LLC / Everest Acquisition Finance, Inc.(a)	8.000	02/15/2025	218,250
200,000	Gulfport Energy Corp.	6.375	05/15/2025	192,748
200,000	Halcon Resources Corp.	6.750	02/15/2025	189,000
100,000	Meg Energy Corp. (Canada)(a)	6.500	01/15/2025	100,594
100,000	Parsley Energy LLC / Parsley Finance Corp.(a)	5.375	01/15/2025	99,250
200,000	PBF Holding Co. LLC/PBF Finance Corp.	7.250	06/15/2025	207,940
100,000	Range Resources Corp.	4.875	05/15/2025	94,500
100,000	Rowan Cos., Inc.	7.375	06/15/2025	96,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

166

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$100,000	SM Energy Co.	5.625%	06/01/2025	$96,250
200,000	Southwestern Energy Co.	6.700	01/23/2025	197,500
100,000	Ultra Resources, Inc.(a)	7.125	04/15/2025	62,500

				1,838,157

	Packaging & Containers—5.1%
400,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)(a)	6.000	02/15/2025	393,000
100,000	Ball Corp.	5.250	07/01/2025	102,250
200,000	Bway Holding Co.(a)	7.250	04/15/2025	196,880
45,000	Flex Acquisition Co., Inc.(a)	6.875	01/15/2025	43,650

				735,780

	Pharmaceuticals—4.7%
300,000	ENDO Dac / ENDO Finance LLC / ENDO Finco, Inc.(a)	6.000	02/01/2025	214,500
500,000	Valeant Pharmaceuticals International, Inc.(a)	6.125	04/15/2025	464,375

				678,875

	Pipelines—2.1%
100,000	Cheniere Corpus Christi Holdings LLC	5.875	03/31/2025	104,750
100,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	5.750	04/01/2025	98,625
100,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp.	5.750	04/15/2025	95,750

				299,125

	Real Estate—0.7%
100,000	Howard Hughes Corp. (The)(a)	5.375	03/15/2025	96,875

	REITs—1.3%
200,000	Esh Hospitality, Inc.(a)	5.250	05/01/2025	192,620

	Retail—2.3%
100,000	Cumberland Farms, Inc.(a)	6.750	05/01/2025	103,000
200,000	Petsmart, Inc.(a)	5.875	06/01/2025	139,000
100,000	Sally Holdings LLC/Sally Capital, Inc.	5.625	12/01/2025	94,500

				336,500

	Semiconductors—0.9%
24,000	Micron Technology, Inc.	5.500	02/01/2025	25,088
100,000	Sensata Technologies BV(a)	5.000	10/01/2025	100,750

				125,838

	Software—2.0%
200,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a)	5.750	03/01/2025	192,000
100,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc.(a)	6.000	07/15/2025	100,750

				292,750

	Telecommunications—8.6%
100,000	Centurylink, Inc.	5.625	04/01/2025	93,631
700,000	Frontier Communications Corp.	11.000	09/15/2025	563,500
300,000	Intelsat Jackson Holdings SA (Luxembourg)(a)	9.750	07/15/2025	312,000
59,000	Level 3 Financing, Inc.	5.375	05/01/2025	57,230
200,000	Sprint Corp.	7.625	02/15/2025	206,500

				1,232,861

	Total Corporate Bonds (Cost $14,361,834)			13,911,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

167

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

May 31, 2018

Number of Shares		Value
	Money Market Fund—1.6%
227,354	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.65%(b) (Cost $227,354)	$227,354

	Total Investments in Securities (Cost $14,589,188)—98.4%	14,139,104
	Other assets less liabilities—1.6%	234,799

	Net Assets—100.0%	$14,373,903

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $8,301,168, which represented 57.75% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

168

(This Page Intentionally Left Blank)

169

Statements of Assets and Liabilities

May 31, 2018

	Invesco BulletShares 2018 Corporate Bond ETF (BSCI)	Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Assets:
Unaffiliated investments in securities, at value	$755,631,086	$1,069,891,629	$1,129,963,425	$893,140,089
Affiliated investments in securities, at value	82,398,377	8,345,466	6,188,447	2,259,079
Cash	—	—	550	818
Cash segregated as collateral	231,532	40,315	48,468	161,873
Receivables:
Dividends and interest	6,009,040	9,029,285	9,692,803	7,650,842
Shares sold	—	35,063	6,370,396	18,869,154

Total Assets	844,270,035	1,087,341,758	1,152,264,089	922,081,855

Liabilities:
Payables:
Investments purchased	25,046,614	35,063	42,088	140,656
Collateral upon receipt of securities in-kind	231,532	40,315	48,468	161,873
Accrued unitary management fees	56,477	90,551	95,548	75,806

Total Liabilities	25,334,623	165,929	186,104	378,335

Net Assets	$818,935,412	$1,087,175,829	$1,152,077,985	$921,703,520

Net Assets Consist of:
Shares of beneficial interest	$818,363,324	$1,092,241,767	$1,164,663,536	$934,756,256
Undistributed net investment income	1,148,048	1,721,629	1,732,951	1,844,602
Undistributed net realized gain (loss)	276,722	(236,728)	(193,992)	51,601
Net unrealized appreciation (depreciation)	(852,682)	(6,550,839)	(14,124,510)	(14,948,939)

Net Assets	$818,935,412	$1,087,175,829	$1,152,077,985	$921,703,520

Shares outstanding (unlimited amount authorized, $0.01 par value)	38,700,000	51,750,000	54,750,000	44,400,000
Net asset value	$21.16	$21.01	$21.04	$20.76

Market price	$21.15	$21.05	$21.10	$20.79

Unaffiliated investments in securities, at cost	$756,483,768	$1,076,442,468	$1,144,087,935	$908,089,028

Affiliated investments in securities, at cost	$82,398,377	$8,345,466	$6,188,447	$2,259,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

170

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

$733,395,546	$345,413,610	$279,328,359	$102,789,506	$52,904,883
14,517,313	1,145,886	16,430,516	383,982	222,222
69	—	336	—	—
51,679	9,648	22,463	—	—

6,346,291	3,072,617	2,480,782	1,015,925	515,674
6,267,717	8,391	19,534	—	—

760,578,615	349,650,152	298,281,990	104,189,413	53,642,779

44,946	8,391	5,273,490	—	—
51,679	9,648	22,463	—	—
61,497	29,352	23,269	8,731	4,480

158,122	47,391	5,319,222	8,731	4,480

$760,420,493	$349,602,761	$292,962,768	$104,180,682	$53,638,299

$774,226,443	$356,928,020	$299,909,353	$107,648,881	$55,689,248
1,651,804	855,071	748,187	292,522	149,707
(70,800)	(47,468)	(604,327)	(254,821)	4,127
(15,386,954)	(8,132,862)	(7,090,445)	(3,505,900)	(2,204,783)

$760,420,493	$349,602,761	$292,962,768	$104,180,682	$53,638,299

36,750,000	17,250,000	14,550,000	5,250,000	2,850,000
$20.69	$20.27	$20.13	$19.84	$18.82

$20.74	$20.30	$20.18	$19.85	$18.81

$748,782,500	$353,546,472	$286,418,804	$106,295,406	$55,109,666

$14,517,313	$1,145,886	$16,430,516	$383,982	$222,222

171

Statements of Assets and Liabilities (continued)

May 31, 2018

	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)	Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
Assets:
Unaffiliated investments in securities, at value	$22,495,428	$749,797,377	$1,030,423,163	$781,373,087
Affiliated investments in securities, at value	193,302	45,887,089	18,015,665	34,156,933
Cash	—	7,667,534	1,663	—
Cash segregated as collateral	—	—	1,952,172	389,166
Receivables:
Dividends and interest	236,698	5,882,613	18,173,106	12,411,247
Investments sold	—	—	3,205,079	339,150
Shares sold	—	143,714	1,587,941	—

Total Assets	22,925,428	809,378,327	1,073,358,789	828,669,583

Liabilities:
Due to custodian	—	—	—	9,030
Payables:
Investments purchased	—	82,117,943	1,587,941	339,150
Collateral upon receipt of securities in-kind	—	—	1,952,172	389,166
Accrued unitary management fees	1,900	258,395	371,286	289,391
Accrued line of credit fees	—	77,147	23,274	4,352

Total Liabilities	1,900	82,453,485	3,934,673	1,031,089

Net Assets	$22,923,528	$726,924,842	$1,069,424,116	$827,638,494

Net Assets Consist of:
Shares of beneficial interest	$23,660,044	$741,369,724	$1,074,230,874	$834,640,421
Undistributed net investment income	71,727	1,105,622	3,833,649	3,175,151
Undistributed net realized gain (loss)	—	(13,894,010)	(646,423)	554,183
Net unrealized appreciation (depreciation)	(808,243)	(1,656,494)	(7,993,984)	(10,731,261)

Net Assets	$22,923,528	$726,924,842	$1,069,424,116	$827,638,494

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,000	28,900,000	44,100,000	34,100,000
Net asset value	$19.10	$25.15	$24.25	$24.27

Market price	$19.09	$25.14	$24.22	$24.24

Unaffiliated investments in securities, at cost	$23,303,671	$751,453,871	$1,038,417,147	$792,104,348

Affiliated investments in securities, at cost	$193,302	$45,887,089	$18,015,665	$34,156,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

172

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

$368,375,354	$201,841,347	$98,951,302	$40,958,277	$13,911,750
14,170,471	3,561,990	858,410	310,250	227,354
222,529	57,062	—	—	—
1,448,405	249,036	95,850	—	—

7,328,052	3,214,340	1,542,297	685,406	242,643
1,514,667	—	—	—	—
587,925	216,466	83,075	—	—

393,647,403	209,140,241	101,530,934	41,953,933	14,381,747

—	—	—	—	—

587,925	216,466	83,075	—	—
1,448,405	249,036	95,850	—	—
133,541	72,637	35,525	14,948	7,844
—	4,442	2,437	2,835	—

2,169,871	542,581	216,887	17,783	7,844

$391,477,532	$208,597,660	$101,314,047	$41,936,150	$14,373,903

$394,460,814	$210,549,213	$102,500,777	$43,080,606	$14,764,617
1,613,346	928,243	458,673	202,023	65,524
571,541	(1,499,465)	77,116	115,245	(6,154)
(5,168,169)	(1,380,331)	(1,722,519)	(1,461,724)	(450,084)

$391,477,532	$208,597,660	$101,314,047	$41,936,150	$14,373,903

15,900,000	8,500,000	3,900,000	1,700,000	600,000
$24.62	$24.54	$25.98	$24.67	$23.96

$24.58	$24.49	$25.93	$24.71	$24.03

$373,543,523	$203,221,678	$100,673,821	$42,420,001	$14,361,834

$14,170,471	$3,561,990	$858,410	$310,250	$227,354

173

Statements of Operations

For the year ended May 31, 2018

	Invesco BulletShares 2018 Corporate Bond ETF (BSCI)	Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Investment Income:
Unaffiliated interest income	$16,425,638	$20,944,445	$24,181,364	$20,754,015
Affiliated dividend income	184,192	11,514	7,689	6,177
Securities lending income	26,890	17,423	5,569	26,706

Total Income	16,636,720	20,973,382	24,194,622	20,786,898

Expenses:
Unitary management fees	2,170,920	2,302,468	2,343,341	1,788,405

Less: Waivers	(56,080)	(46,148)	(47,795)	(38,372)

Net Expenses	2,114,840	2,256,320	2,295,546	1,750,033

Net Investment Income	14,521,880	18,717,062	21,899,076	19,036,865

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	636,783	233,154	590,787	840,137
In-kind redemptions	110,554	32,459	—	311,156

Net realized gain (loss)	747,337	265,613	590,787	1,151,293

Net change in unrealized appreciation (depreciation) on investment securities	(2,630,746)	(9,777,877)	(21,213,327)	(22,711,925)

Net realized and unrealized gain (loss)	(1,883,409)	(9,512,264)	(20,622,540)	(21,560,632)

Net increase (decrease) in net assets resulting from operations	$12,638,471	$9,204,798	$1,276,536	$(2,523,767)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

174

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

$17,885,909	$8,321,938	$7,299,479	$2,924,754	$1,451,446
29,787	1,638	18,304	1,231	463
8,085	4,797	11,076	4,424	924

17,923,781	8,328,373	7,328,859	2,930,409	1,452,833

1,422,418	608,028	486,873	193,048	94,755

(31,172)	(14,810)	(12,049)	(4,557)	(2,328)

1,391,246	593,218	474,824	188,491	92,427

16,532,535	7,735,155	6,854,035	2,741,918	1,360,406

222,968	378,053	198,402	(57,770)	4,127
—	—	—	—	—

222,968	378,053	198,402	(57,770)	4,127

(21,637,665)	(11,385,029)	(10,156,047)	(4,150,558)	(2,348,488)

(21,414,697)	(11,006,976)	(9,957,645)	(4,208,328)	(2,344,361)

$(4,882,162)	$(3,271,821)	$(3,103,610)	$(1,466,410)	$(983,955)

175

Statements of Operations (continued)

For the year ended May 31, 2018

	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)(a)	Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)	Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
Investment Income:
Unaffiliated interest income	$325,966	$36,066,530	$43,916,316	$33,340,147
Affiliated dividend income	564	66,295	28,400	37,095
Securities lending income	582	184,021	170,287	495,761
Foreign withholding tax	(201)	—	—	—

Total Income	326,911	36,316,846	44,115,003	33,873,003

Expenses:
Unitary management fees	18,484	4,082,044	3,866,731	2,736,943
Line of credit fee	—	147,115	83,938	46,458

Total Expense	18,484	4,229,159	3,950,669	2,783,401

Less: Waivers	(1,026)	(6,913)	(3,663)	(4,132)

Net Expenses	17,458	4,222,246	3,947,006	2,779,269

Net Investment Income	309,453	32,094,600	40,167,997	31,093,734

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	—	62,370	3,782,756	2,806,920
In-kind redemptions	—	942,277	541,024	449,624

Net realized gain (loss)	—	1,004,647	4,323,780	3,256,544

Net change in unrealized appreciation (depreciation) on investment securities	(808,243)	(8,442,603)	(19,140,314)	(20,671,432)

Net realized and unrealized gain (loss)	(808,243)	(7,437,956)	(14,816,534)	(17,414,888)

Net increase (decrease) in net assets resulting from operations	$(498,790)	$24,656,644	$25,351,463	$13,678,846

(a)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

176

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)(a)

$14,873,458	$9,507,091	$3,781,154	$1,730,399	$320,406
9,542	5,963	1,438	695	199
136,989	120,367	45,918	13,409	2,020
—	—	—	—	—

15,019,989	9,633,421	3,828,510	1,744,503	322,625

1,154,624	685,585	273,754	131,471	22,862
16,461	15,051	5,349	4,976	141

1,171,085	700,636	279,103	136,447	23,003

(976)	(660)	(158)	(78)	(22)

1,170,109	699,976	278,945	136,369	22,981

13,849,880	8,933,445	3,549,565	1,608,134	299,644

731,916	(1,472,691)	117,508	171,514	(6,154)
518,571	—	—	—	—

1,250,487	(1,472,691)	117,508	171,514	(6,154)

(8,147,746)	(4,761,701)	(2,749,281)	(1,737,104)	(450,084)

(6,897,259)	(6,234,392)	(2,631,773)	(1,565,590)	(456,238)

$6,952,621	$2,699,053	$917,792	$42,544	$(156,594)

177

Statements of Changes in Net Assets

For the years ended May 31, 2018 and 2017

	Invesco BulletShares 2018 Corporate Bond ETF (BSCI)		Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
	2018	2017	2018	2017
Operations:
Net investment income	$14,521,880	$14,560,640	$18,717,062	$13,786,522
Net realized gain	747,337	734,748	265,613	429,322
Net change in unrealized appreciation (depreciation)	(2,630,746)	(1,671,035)	(9,777,877)	(973,293)

Net increase (decrease) in net assets resulting from operations	12,638,471	13,624,353	9,204,798	13,242,551

Distributions to Shareholders from:
Net investment income	(14,879,285)	(14,261,430)	(18,662,295)	(13,124,295)
Net realized gains	—	—	(524,835)	—

Total distributions to shareholders	(14,879,285)	(14,261,430)	(19,187,130)	(13,124,295)

Shareholder Transactions:
Proceeds from shares sold	15,916,837	207,261,330	136,339,359	382,020,323
Value of shares repurchased	(234,798,823)	(25,415,402)	(6,369,972)	(3,169,352)

Net increase (decrease) in net assets resulting from shares transactions	(218,881,986)	181,845,928	129,969,387	378,850,971

Increase (Decrease) in Net Assets	(221,122,800)	181,208,851	119,987,055	378,969,227

Net Assets:
Beginning of year	1,040,058,212	858,849,361	967,188,774	588,219,547

End of year	$818,935,412	$1,040,058,212	$1,087,175,829	$967,188,774

Undistributed net investment income at end of year	$1,148,048	$1,505,453	$1,721,629	$1,668,854

Changes in Shares Outstanding:
Shares sold	750,000	9,750,000	6,450,000	18,000,000
Shares repurchased	(11,100,000)	(1,200,000)	(300,000)	(150,000)
Shares outstanding, beginning of year	49,050,000	40,500,000	45,600,000	27,750,000

Shares outstanding, end of year	38,700,000	49,050,000	51,750,000	45,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

178

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)		Invesco BulletShares 2021 Corporate Bond ETF (BSCL)		Invesco BulletShares 2022 Corporate Bond ETF (BSCM)		Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
2018	2017	2018	2017	2018	2017	2018	2017

$21,899,076	$15,909,262	$19,036,865	$12,412,777	$16,532,535	$10,322,936	$7,735,155	$4,375,640
590,787	562,903	1,151,293	729,332	222,968	434,353	378,053	1,298,828
(21,213,327)	1,079,044	(22,711,925)	2,805,352	(21,637,665)	4,606,037	(11,385,029)	261,383

1,276,536	17,551,209	(2,523,767)	15,947,461	(4,882,162)	15,363,326	(3,271,821)	5,935,851

(21,708,278)	(15,418,875)	(18,747,822)	(11,736,675)	(16,038,333)	(9,793,425)	(7,381,965)	(4,207,455)
(798,975)	(6,630)	(963,300)	(204,180)	(198,450)	(107,730)	(580,545)	(358,620)

(22,507,253)	(15,425,505)	(19,711,122)	(11,940,855)	(16,236,783)	(9,901,155)	(7,962,510)	(4,566,075)

243,083,300	366,813,464	288,790,363	305,736,765	263,135,456	228,321,738	172,100,654	78,115,567
—	(31,819,833)	(12,839,679)	(3,180,929)	—	(22,065,243)	—	(21,910,734)

243,083,300	334,993,631	275,950,684	302,555,836	263,135,456	206,256,495	172,100,654	56,204,833

221,852,583	337,119,335	253,715,795	306,562,442	242,016,511	211,718,666	160,866,323	57,574,609

930,225,402	593,106,067	667,987,725	361,425,283	518,403,982	306,685,316	188,736,438	131,161,829

$1,152,077,985	$930,225,402	$921,703,520	$667,987,725	$760,420,493	$518,403,982	$349,602,761	$188,736,438

$1,732,951	$1,544,473	$1,844,602	$1,538,006	$1,651,804	$1,159,158	$855,071	$501,881

11,400,000	17,100,000	13,650,000	14,400,000	12,450,000	10,800,000	8,250,000	3,750,000
—	(1,500,000)	(600,000)	(150,000)	—	(1,050,000)	—	(1,050,000)
43,350,000	27,750,000	31,350,000	17,100,000	24,300,000	14,550,000	9,000,000	6,300,000

54,750,000	43,350,000	44,400,000	31,350,000	36,750,000	24,300,000	17,250,000	9,000,000

179

Statements of Changes in Net Assets (continued)

For the years ended May 31, 2018 and 2017

	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)		Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
	2018	2017	2018	2017
Operations:
Net investment income	$6,854,035	$3,987,800	$2,741,918	$1,387,144
Net realized gain (loss)	198,402	(582,726)	(57,770)	(40,593)
Net change in unrealized appreciation (depreciation)	(10,156,047)	1,731,882	(4,150,558)	348,689

Net increase (decrease) in net assets resulting from operations	(3,103,610)	5,136,956	(1,466,410)	1,695,240

Distributions to Shareholders from:
Net investment income	(6,590,931)	(3,774,240)	(2,647,883)	(1,256,250)
Net realized gains	—	(168,990)	—	(160,140)

Total distributions to shareholders	(6,590,931)	(3,943,230)	(2,647,883)	(1,416,390)

Shareholder Transactions:
Proceeds from shares sold	139,792,953	65,247,961	40,096,500	40,041,174
Value of shares repurchased	—	—	—	—
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	139,792,953	65,247,961	40,096,500	40,041,174

Increase (Decrease) in Net Assets	130,098,412	66,441,687	35,982,207	40,320,024

Net Assets:
Beginning of year	162,864,356	96,422,669	68,198,475	27,878,451

End of year	$292,962,768	$162,864,356	$104,180,682	$68,198,475

Undistributed net investment income at end of year	$748,187	$485,083	$292,522	$198,487

Changes in Shares Outstanding:
Shares sold	6,750,000	3,150,000	1,950,000	1,950,000
Shares repurchased	—	—	—	—
Shares outstanding, beginning of year	7,800,000	4,650,000	3,300,000	1,350,000

Shares outstanding, end of year	14,550,000	7,800,000	5,250,000	3,300,000

(a)	For the period September 14, 2016 (commencement of investment operations) through May 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

180

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)		Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)		Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
2018	2017(a)	2018(b)	2018	2017	2018	2017

$1,360,406	$389,158	$309,453	$32,094,600	$36,857,100	$40,167,997	$25,346,932
4,127	71,233	—	1,004,647	8,601,786	4,323,780	2,466,377
(2,348,488)	143,705	(808,243)	(8,442,603)	12,738,847	(19,140,314)	16,157,879

(983,955)	604,096	(498,790)	24,656,644	58,197,733	25,351,463	43,971,188

(1,297,332)	(302,625)	(237,726)	(34,624,920)	(35,891,780)	(39,840,911)	(23,591,660)
(9,000)	—	—	—	—	—	—

(1,306,332)	(302,625)	(237,726)	(34,624,920)	(35,891,780)	(39,840,911)	(23,591,660)

29,332,454	29,176,213	23,631,169	62,974,363	400,785,182	383,722,706	400,644,950
—	(2,939,498)	—	(422,726,680)	(15,166,624)	(70,246,951)	—
57,946	—	28,875	—	—	—	—

29,390,400	26,236,715	23,660,044	(359,752,317)	385,618,558	313,475,755	400,644,950

27,100,113	26,538,186	22,923,528	(369,720,593)	407,924,511	298,986,307	421,024,478

26,538,186	—	—	1,096,645,435	688,720,924	770,437,809	349,413,331

$53,638,299	$26,538,186	$22,923,528	$726,924,842	$1,096,645,435	$1,069,424,116	$770,437,809

$149,707	$86,533	$71,727	$1,105,622	$3,635,942	$3,833,649	$3,506,563

1,500,000	1,500,000	1,200,000	2,500,000	15,900,000	15,700,000	16,500,000
—	(150,000)	—	(16,800,000)	(600,000)	(2,900,000)	—
1,350,000	—	—	43,200,000	27,900,000	31,300,000	14,800,000

2,850,000	1,350,000	1,200,000	28,900,000	43,200,000	44,100,000	31,300,000

181

Statements of Changes in Net Assets (continued)

For the years ended May 31, 2018 and 2017

	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)		Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
	2018	2017	2018	2017
Operations:
Net investment income	$31,093,734	$14,702,414	$13,849,880	$5,097,373
Net realized gain (loss)	3,256,544	2,158,243	1,250,487	594,001
Net change in unrealized appreciation (depreciation)	(20,671,432)	11,254,232	(8,147,746)	3,345,754

Net increase (decrease) in net assets resulting from operations	13,678,846	28,114,889	6,952,621	9,037,128

Distributions to Shareholders from:
Net investment income	(30,258,164)	(13,134,420)	(13,091,402)	(4,487,880)
Net realized gains	—	—	(498,520)	—

Total distributions to shareholders	(30,258,164)	(13,134,420)	(13,589,922)	(4,487,880)

Shareholder Transactions:
Proceeds from shares sold	388,612,139	312,403,845	249,274,299	113,981,871
Value of shares repurchased	(26,746,698)	—	(19,783,760)	—
Transaction fees	—	—	—	—

Net increase in net assets resulting from shares transactions	361,865,441	312,403,845	229,490,539	113,981,871

Increase in Net Assets	345,286,123	327,384,314	222,853,238	118,531,119

Net Assets:
Beginning of year	482,352,371	154,968,057	168,624,294	50,093,175

End of year	$827,638,494	$482,352,371	$391,477,532	$168,624,294

Undistributed net investment income at end of year	$3,175,151	$2,334,635	$1,613,346	$854,868

Changes in Shares Outstanding:
Shares sold	15,800,000	12,800,000	10,000,000	4,600,000
Shares repurchased	(1,100,000)	—	(800,000)	—
Shares outstanding, beginning of year	19,400,000	6,600,000	6,700,000	2,100,000

Shares outstanding, end of year	34,100,000	19,400,000	15,900,000	6,700,000

(a)	For the period September 14, 2016 (commencement of investment operations) through May 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

182

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)		Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)		Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)		Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
2018	2017	2018	2017	2018	2017(a)	2018(b)

$8,933,445	$4,544,258	$3,549,565	$1,334,564	$1,608,134	$457,972	$299,644
(1,472,691)	693,917	117,508	78,616	171,514	11,381	(6,154)
(4,761,701)	3,197,525	(2,749,281)	897,788	(1,737,104)	275,380	(450,084)

2,699,053	8,435,700	917,792	2,310,968	42,544	744,733	(156,594)

(8,742,614)	(3,986,220)	(3,315,734)	(1,183,010)	(1,519,123)	(344,960)	(234,120)
—	—	(85,560)	—	(67,650)	—	—

(8,742,614)	(3,986,220)	(3,401,294)	(1,183,010)	(1,586,773)	(344,960)	(234,120)

84,805,049	92,033,063	66,072,102	26,367,385	20,328,467	22,702,759	14,741,141
—	(4,990,885)	—	—	—	—	—
—	—	—	—	49,380	—	23,476

84,805,049	87,042,178	66,072,102	26,367,385	20,377,847	22,702,759	14,764,617

78,761,488	91,491,658	63,588,600	27,495,343	18,833,618	23,102,532	14,373,903

129,836,172	38,344,514	37,725,447	10,230,104	23,102,532	—	—

$208,597,660	$129,836,172	$101,314,047	$37,725,447	$41,936,150	$23,102,532	$14,373,903

$928,243	$737,412	$458,673	$200,846	$202,023	$113,012	$65,524

3,400,000	3,700,000	2,500,000	1,000,000	800,000	900,000	600,000
—	(200,000)	—	—	—	—	—
5,100,000	1,600,000	1,400,000	400,000	900,000	—	—

8,500,000	5,100,000	3,900,000	1,400,000	1,700,000	900,000	600,000

183

Financial Highlights

Invesco BulletShares 2018 Corporate Bond ETF (BSCI)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$21.20	$21.21	$21.27	$21.25	$20.98
Income from investment operations:
Net investment income(a)	0.32	0.32	0.35	0.37	0.38
Net gain (loss) on investments (realized and unrealized)	(0.03)	(0.01)	(0.06)	0.02	0.25
Total from investment operations	0.29	0.31	0.29	0.39	0.63
Less distributions from:
Net investment income	(0.33)	(0.32)	(0.34)	(0.36)	(0.36)
Capital gains	—	—	(0.01)	(0.01)	(0.00	)(b)
Total distributions to shareholders	(0.33)	(0.32)	(0.35)	(0.37)	(0.36)
Net asset value, end of year	$21.16	$21.20	$21.21	$21.27	$21.25
Market price, end of year	$21.15 (c)	$21.26	$21.28	$21.32	$21.30
Net Asset Value Total Return(d)	1.36%	1.47%	1.38%	1.88%	3.04%
Market Price Total Return(d)	1.03%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$818,935	$1,040,058	$858,849	$558,209	$347,460
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%	0.24%	0.24%	0.25%
Expenses, prior to Waivers	0.23%
Net investment income, after Waivers	1.51%	1.53%	1.65%	1.75%	1.85%
Portfolio turnover rate(e)	5%	10%	7%	5%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

	Year Ended May 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$21.21	$21.20		$21.18	$21.15	$20.94
Income from investment operations:
Net investment income(a)	0.38	0.39		0.42	0.44	0.45
Net gain (loss) on investments (realized and unrealized)	(0.19)	(0.00	)(b)	0.02	0.03	0.19
Total from investment operations	0.19	0.39		0.44	0.47	0.64
Less distributions from:
Net investment income	(0.38)	(0.38)		(0.41)	(0.43)	(0.42)
Capital gains	(0.01)	—		(0.01)	(0.01)	(0.01)
Total distributions to shareholders	(0.39)	(0.38)		(0.42)	(0.44)	(0.43)
Net asset value, end of year	$21.01	$21.21		$21.20	$21.18	$21.15
Market price, end of year	$21.05 (c)	$21.27		$21.26	$21.21	$21.18
Net Asset Value Total Return(d)	0.93%	1.88%		2.14%	2.27%	3.13%
Market Price Total Return(d)	0.83%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,087,176	$967,189		$588,220	$343,078	$149,092
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%		0.24%	0.24%	0.25%
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	1.81%	1.85%		2.03%	2.11%	2.19%
Portfolio turnover rate(e)	10%	10%		11%	5%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

184

Financial Highlights (continued)

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

	Year Ended May 31,
	2018	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$21.46	$21.37		$21.38	$21.23	$20.94
Income from investment operations:
Net investment income(a)	0.44	0.46		0.51	0.55	0.57
Net gain (loss) on investments (realized and unrealized)	(0.40)	0.08		(0.01)	0.13	0.25
Total from investment operations	0.04	0.54		0.50	0.68	0.82
Less distributions from:
Net investment income	(0.44)	(0.45)		(0.51)	(0.53)	(0.53)
Capital gains	(0.02)	(0.00	)(b)	—	—	(0.00	)(b)
Total distributions to shareholders	(0.46)	(0.45)		(0.51)	(0.53)	(0.53)
Net asset value, end of year	$21.04	$21.46		$21.37	$21.38	$21.23
Market price, end of year	$21.10 (c)	$21.52		$21.44	$21.44	$21.23
Net Asset Value Total Return(d)	0.17%	2.60%		2.39%	3.28%	4.02%
Market Price Total Return(d)	0.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,152,078	$930,225		$593,106	$311,088	$121,032
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%		0.24%	0.24%	0.25%
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	2.08%	2.17%		2.43%	2.60%	2.75%
Portfolio turnover rate(e)	9%	8%		9%	4%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

	Year Ended May 31,				Period Ended May 31, 2014(a)
	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$21.31	$21.14	$21.11	$20.95	$19.96
Income from investment operations:
Net investment income(b)	0.50	0.52	0.57	0.59	0.56
Net gain (loss) on investments (realized and unrealized)	(0.53)	0.16	0.01	0.15	0.90
Total from investment operations	(0.03)	0.68	0.58	0.74	1.46
Less distributions from:
Net investment income	(0.50)	(0.50)	(0.55)	(0.58)	(0.47)
Capital gains	(0.02)	(0.01)	—	—	—
Total distributions to shareholders	(0.52)	(0.51)	(0.55)	(0.58)	(0.47)
Net asset value, end of period	$20.76	$21.31	$21.14	$21.11	$20.95
Market price, end of period	$20.79 (c)	$21.36	$21.17	$21.18	$20.96
Net Asset Value Total Return(d)	(0.15)%	3.28%	2.81%	3.61%	7.43%
Market Price Total Return(d)	(0.25)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$921,704	$667,988	$361,425	$164,676	$47,148
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%	0.24%	0.24%	0.24	%(e)
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	2.36%	2.44%	2.75%	2.84%	3.14	%(e)
Portfolio turnover rate(f)	7%	5%	6%	3%	4%

(a)	The Fund commenced operations on July 17, 2013.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

185

Financial Highlights (continued)

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

	Year Ended May 31,						Period Ended May 31, 2014(a)
	2018	2017	2016		2015
Per Share Data:
Net asset value, beginning of period	$21.33	$21.08	$21.03		$20.86		$19.99
Income from investment operations:
Net investment income(b)	0.54	0.55	0.59		0.62		0.60
Net gain (loss) on investments (realized and unrealized)	(0.64)	0.25	0.05		0.14		0.77
Total from investment operations	(0.10)	0.80	0.64		0.76		1.37
Less distributions from:
Net investment income	(0.53)	(0.54)	(0.59)		(0.59)		(0.50)
Capital gains	(0.01)	(0.01)	(0.00	)(c)	(0.00	)(c)	—
Total distributions to shareholders	(0.54)	(0.55)	(0.59)		(0.59)		(0.50)
Net asset value, end of period	$20.69	$21.33	$21.08		$21.03		$20.86
Market price, end of period	$20.74 (d)	$21.37	$21.11		$21.05		$20.89
Net Asset Value Total Return(e)	(0.50)%	3.82%	3.15%		3.75%		7.15%
Market Price Total Return(e)	(0.45)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$760,420	$518,404	$306,685		$211,352		$34,411
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%	0.24%		0.24%		0.25	%(f)
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	2.58%	2.63%	2.87%		2.99%		3.39	%(f)
Portfolio turnover rate(g)	8%	10%	5%		2%		1%

(a)	The Fund commenced operations on July 17, 2013.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

186

Financial Highlights (continued)

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

	Year Ended May 31,				Period Ended May 31, 2015(a)
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$20.97	$20.82	$20.56		$20.00
Income from investment operations:
Net investment income(b)	0.58	0.61	0.65		0.44
Net gain (loss) on investments (realized and unrealized)	(0.68)	0.19	0.22		0.46
Total from investment operations	(0.10)	0.80	0.87		0.90
Less distributions from:
Net investment income	(0.56)	(0.60)	(0.61)		(0.34)
Capital gains	(0.04)	(0.05)	(0.00	)(c)	(0.00	)(c)
Total distributions to shareholders	(0.60)	(0.65)	(0.61)		(0.34)
Net asset value, end of period	$20.27	$20.97	$20.82		$20.56
Market price, end of period	$20.30 (d)	$21.03	$20.91		$20.58
Net Asset Value Total Return(e)	(0.50)%	3.92%	4.37%		4.50%
Market Price Total Return(e)	(0.65)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$349,603	$188,736	$131,162		$18,501
Ratio to average net assets of:
Expenses, after Waivers	0.21%	0.24%	0.16	%(g)	0.24	%(f)
Expenses, prior to Waivers	0.22%	0.24%	0.22%		0.24	%(f)
Net investment income, after Waivers	2.80%	2.92%	3.21%		3.03	%(f)
Portfolio turnover rate(h)	7%	15%	7%		1%

(a)	The Fund commenced operations on September 17, 2014.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

187

Financial Highlights (continued)

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

	Year Ended May 31,				Period Ended May 31, 2015(a)
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$20.88	$20.74	$20.52		$19.98
Income from investment operations:
Net investment income(b)	0.64	0.64	0.67		0.45
Net gain (loss) on investments (realized and unrealized)	(0.76)	0.15	0.22		0.44
Total from investment operations	(0.12)	0.79	0.89		0.89
Less distributions from:
Net investment income	(0.63)	(0.62)	(0.65)		(0.35)
Capital gains	—	(0.03)	(0.02)		—
Total distributions to shareholders	(0.63)	(0.65)	(0.67)		(0.35)
Net asset value, end of period	$20.13	$20.88	$20.74		$20.52
Market price, end of period	$20.18 (c)	$20.92	$20.80		$20.51
Net Asset Value Total Return(d)	(0.62)%	3.88%	4.50%		4.37%
Market Price Total Return(d)	(0.58)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$292,963	$162,864	$96,423		$46,172
Ratio to average net assets of:
Expenses, after Waivers	0.21%	0.24%	0.11	%(f)	0.24	%(e)
Expenses, prior to Waivers	0.22%	0.24%	0.21%		0.24	%(e)
Net investment income, after Waivers	3.10%	3.12%	3.33%		3.12	%(e)
Portfolio turnover rate(g)	5%	18%	9%		8%

(a)	The Fund commenced operations on September 17, 2014.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

188

Financial Highlights (continued)

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

	Year Ended May 31,		Period Ended May 31, 2016(a)
	2018	2017
Per Share Data:
Net asset value, beginning of period	$20.67	$20.65	$20.02
Income from investment operations:
Net investment income(b)	0.64	0.62	0.42
Net gain (loss) on investments (realized and unrealized)	(0.85)	0.05	0.53
Total from investment operations	(0.21)	0.67	0.95
Less distributions from:
Net investment income	(0.62)	(0.59)	(0.32)
Capital gains	—	(0.06)	—
Total distributions to shareholders	(0.62)	(0.65)	(0.32)
Net asset value, end of period	$19.84	$20.67	$20.65
Market price, end of period	$19.85 (c)	$20.71	$20.71
Net Asset Value Total Return(d)	(1.04)%	3.29%	4.81%
Market Price Total Return(d)	(1.19)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$104,181	$68,198	$27,878
Ratio to average net assets of:
Expenses, after Waivers	0.22%	0.24%	0.24	%(e)
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	3.14%	3.04%	3.22	%(e)
Portfolio turnover rate(f)	14%	18%	3%

(a)	The Fund commenced operations on October 7, 2015.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

189

Financial Highlights (continued)

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

	Year Ended May 31, 2018		Period Ended May 31, 2017(a)
Per Share Data:
Net asset value, beginning of period	$19.66		$19.88
Income from investment operations:
Net investment income(b)	0.61		0.41
Net loss on investments (realized and unrealized)	(0.89)		(0.32)
Total from investment operations	(0.28)		0.09
Less distributions from:
Net investment income	(0.59)		(0.31)
Net gain on investments (realized and unrealized)	(0.00	)(c)	—
Total distributions to shareholders	(0.59)		(0.31)
Transaction fees(b)	0.03		—
Net asset value, end of period	$18.82		$19.66
Market price, end of period	$18.81	(d)	$19.69
Net Asset Value Total Return(e)	(1.28)%		0.49%
Market Price Total Return(e)	(1.50)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$53,638		$26,538
Ratio to average net assets of:
Expenses, after Waivers	0.21%		0.24	%(f)
Expenses, prior to Waivers	0.22%
Net investment income, after Waivers	3.16%		3.00	%(f)
Portfolio turnover rate(g)	0	%(h)	4%

(a)	The Fund commenced operations on September 14, 2016.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

190

Financial Highlights (continued)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

	Period Ended May 31, 2018(a)
Per Share Data:
Net asset value, beginning of period	$19.99
Income from investment operations:
Net investment income(b)	0.44
Net gain (loss) on investments (realized and unrealized)	(1.03)
Total from investment operations	(0.59)
Less distributions from:
Net investment income	(0.34)
Transaction fees(b)	0.04
Net asset value, end of period	$19.10
Market price, end of period(c)	$19.09
Net Asset Value Total Return(d)	(2.77)%
Market Price Total Return(d)	(2.82)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,924
Ratio to average net assets of:
Expenses, after Waivers	0.19	%(e)
Expenses, prior to Waivers	0.20	%(e)
Net investment income, after Waivers	3.35	%(e)
Portfolio turnover rate(f)	0%

(a)	The Fund commenced operations on September 27, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

191

Financial Highlights (continued)

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$25.39	$24.69	$26.11	$27.30	$26.70
Income from investment operations:
Net investment income(a)	0.83	1.04	1.20	1.20	1.27
Net gain (loss) on investments (realized and unrealized)	(0.19)	0.70	(1.47)	(1.08)	0.55
Total from investment operations	0.64	1.74	(0.27)	0.12	1.82
Less distributions from:
Net investment income	(0.88)	(1.04)	(1.15)	(1.19)	(1.19)
Capital gains	—	—	—	(0.12)	(0.03)
Total distributions to shareholders	(0.88)	(1.04)	(1.15)	(1.31)	(1.22)
Net asset value, end of year	$25.15	$25.39	$24.69	$26.11	$27.30
Market price, end of year	$25.14 (b)	$25.43	$24.74	$26.16	$27.38
Net Asset Value Total Return(c)	2.60%	7.18%	(0.92)%	0.51%	7.01%
Market Price Total Return(c)	2.37%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$726,925	$1,096,645	$688,721	$402,044	$237,470
Ratio to average net assets of:
Expenses, after Waivers	0.43%	0.44%	0.43%	0.43%	0.44%
Expenses, prior to Waivers	0.44%
Net investment income, after Waivers	3.30%	4.13%	4.91%	4.55%	4.75%
Portfolio turnover rate(d)	43%	38%	23%	28%	59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

	Year Ended May 31,				Period Ended May 31, 2014(a)
	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$24.61	$23.61	$25.38	$26.40	$25.03
Income from investment operations:
Net investment income(b)	1.06	1.20	1.26	1.23	0.82
Net gain (loss) on investments (realized and unrealized)	(0.35)	0.97	(1.83)	(1.10)	1.12
Total from investment operations	0.71	2.17	(0.57)	0.13	1.94
Less distributions from:
Net investment income	(1.07)	(1.17)	(1.20)	(1.15)	(0.57)
Capital gains	—	—	—	—	(0.00	)(c)
Total distributions to shareholders	(1.07)	(1.17)	(1.20)	(1.15)	(0.57)
Net asset value, end of period	$24.25	$24.61	$23.61	$25.38	$26.40
Market price, end of period	$24.22 (d)	$24.67	$23.60	$25.43	$26.46
Net Asset Value Total Return(e)	2.95%	9.42%	(2.13)%	0.55%	7.80%
Market Price Total Return(e)	2.57%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,069,424	$770,438	$349,413	$147,190	$50,156
Ratio to average net assets of:
Expenses	0.43%	0.44%	0.43%	0.43%	0.43	%(f)
Net investment income	4.36%	4.97%	5.38%	4.86%	4.64	%(f)
Portfolio turnover rate(g)	47%	47%	21%	30%	38%

(a)	The Fund commenced operations on September 24, 2013.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

192

Financial Highlights (continued)

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

	Year Ended May 31,				Period Ended May 31, 2014(a)
	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$24.86	$23.48	$25.67	$26.43	$25.03
Income from investment operations:
Net investment income(b)	1.17	1.27	1.28	1.27	0.82
Net gain (loss) on investments (realized and unrealized)	(0.59)	1.32	(2.24)	(0.82)	1.19
Total from investment operations	0.58	2.59	(0.96)	0.45	2.01
Less distributions from:
Net investment income	(1.17)	(1.21)	(1.23)	(1.19)	(0.61)
Capital gains	—	—	—	(0.02)	—
Total distributions to shareholders	(1.17)	(1.21)	(1.23)	(1.21)	(0.61)
Net asset value, end of period	$24.27	$24.86	$23.48	$25.67	$26.43
Market price, end of period	$24.24 (c)	$24.91	$23.53	$25.75	$26.49
Net Asset Value Total Return(d)	2.37%	11.29%	(3.64)%	1.82%	8.09%
Market Price Total Return(d)	2.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$827,638	$482,352	$154,968	$69,314	$29,075
Ratio to average net assets of:
Expenses	0.43%	0.44%	0.43%	0.43%	0.43	%(e)
Net investment income	4.77%	5.24%	5.47%	4.98%	4.66	%(e)
Portfolio turnover rate(f)	45%	45%	13%	22%	22%

(a)	The Fund commenced operations on September 24, 2013.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

	Year Ended May 31,			Period Ended May 31, 2015(a)
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$25.17	$23.85	$25.09	$25.00
Income from investment operations:
Net investment income(b)	1.25	1.33	1.26	0.86
Net gain (loss) on investments (realized and unrealized)	(0.53)	1.24	(1.29)	(0.09)
Total from investment operations	0.72	2.57	(0.03)	0.77
Less distributions from:
Net investment income	(1.23)	(1.25)	(1.21)	(0.68)
Capital gains	(0.04)	—	—	—
Total distributions to shareholders	(1.27)	(1.25)	(1.21)	(0.68)
Net asset value, end of period	$24.62	$25.17	$23.85	$25.09
Market price, end of period	$24.58 (c)	$25.24	$23.92	$25.15
Net Asset Value Total Return(d)	2.92%	11.02%	0.04%	3.15%
Market Price Total Return(d)	2.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$391,478	$168,624	$50,093	$20,073
Ratio to average net assets of:
Expenses	0.43%	0.44%	0.43%	0.43	%(e)
Net investment income	5.04%	5.44%	5.37%	4.93	%(e)
Portfolio turnover rate(f)	33%	50%	15%	3%

(a)	The Fund commenced operations on September 17, 2014.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

193

Financial Highlights (continued)

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

	Year Ended May 31,			Period Ended May 31, 2015(a)
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$25.46	$23.97	$25.22	$25.04
Income from investment operations:
Net investment income(b)	1.36	1.36	1.28	0.86
Net gain (loss) on investments (realized and unrealized)	(0.91)	1.39	(1.30)	0.02
Total from investment operations	0.45	2.75	(0.02)	0.88
Less distributions from:
Net investment income	(1.37)	(1.26)	(1.21)	(0.70)
Capital gains	—	—	(0.02)	—
Total distributions to shareholders	(1.37)	(1.26)	(1.23)	(0.70)
Net asset value, end of period	$24.54	$25.46	$23.97	$25.22
Market price, end of period	$24.49 (c)	$25.52	$24.00	$25.17
Net Asset Value Total Return(d)	1.79%	11.74%	0.11%	3.77%
Market Price Total Return(d)	1.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$208,598	$129,836	$38,345	$15,130
Ratio to average net assets of:
Expenses	0.43%	0.44%	0.43%	0.43	%(e)
Net investment income	5.47%	5.50%	5.46%	4.92	%(e)
Portfolio turnover rate(f)	29%	17%	11%	6%

(a)	The Fund commenced operations on September 17, 2014.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

	Year Ended May 31,		Period Ended May 31, 2016(a)
	2018	2017
Per Share Data:
Net asset value, beginning of period	$26.95	$25.58	$24.97
Income from investment operations:
Net investment income(b)	1.43	1.43	0.87
Net gain (loss) on investments (realized and unrealized)	(0.93)	1.27	0.40
Total from investment operations	0.50	2.70	1.27
Less distributions from:
Net investment income	(1.43)	(1.33)	(0.66)
Capital gains	(0.04)	—	—
Total distributions to shareholders	(1.47)	(1.33)	(0.66)
Net asset value, end of period	$25.98	$26.95	$25.58
Market price, end of period	$25.93 (c)	$27.03	$25.60
Net Asset Value Total Return(d)	1.90%	10.80%	5.20%
Market Price Total Return(d)	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$101,314	$37,725	$10,230
Ratio to average net assets of:
Expenses	0.43%	0.44%	0.43	%(e)
Net investment income	5.45%	5.45%	5.35	%(e)
Portfolio turnover rate(f)	18%	14%	3%

(a)	The Fund commenced operations on October 7, 2015.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

	Year Ended May 31, 2018	Period Ended May 31, 2017(a)
Per Share Data:
Net asset value, beginning of period	$25.67	$24.98
Income from investment operations:
Net investment income(b)	1.30	0.91
Net gain on investments (realized and unrealized)	(1.02)	0.48
Total from investment operations	0.28	1.39
Less distributions from:
Net investment income	(1.27)	(0.70)
Capital gains	(0.05)	—
Total distributions to shareholders	(1.32)	(0.70)
Transaction fees(b)	0.04	—
Net asset value, end of period	$24.67	$25.67
Market price, end of period	$24.71 (c)	$25.65
Net Asset Value Total Return(d)	1.21%	5.67%
Market Price Total Return(d)	1.44%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$41,936	$23,103
Ratio to average net assets of:
Expenses	0.44%	0.42	%(e)
Net investment income	5.14%	5.10	%(e)
Portfolio turnover rate(f)	24%	7%

(a)	The Fund commenced operations on September 14, 2016.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

	Period Ended May 31, 2018(a)
Per Share Data:
Net asset value, beginning of period	$25.01
Income from investment operations:
Net investment income(b)	0.90
Net gain (loss) on investments (realized and unrealized)	(1.29)
Total from investment operations	(0.39)
Less distributions from:
Net investment income	(0.73)
Transaction fees(b)	0.07
Net asset value, end of period	$23.96
Market price, end of period(c)	$24.03
Net Asset Value Total Return(d)	(1.31)%
Market Price Total Return(d)	(1.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,374
Ratio to average net assets of:
Expenses	0.42	%(e)
Net investment income	5.50	%(e)
Portfolio turnover rate(f)	5%

(a)	The Fund commenced operations on September 27, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

May 31, 2018

Note 1. Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), formerly PowerShares Exchange-Traded Self-Indexed Fund Trust, was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco BulletShares 2018 Corporate Bond ETF	Guggenheim BulletShares 2018 Corporate Bond ETF	“BulletShares 2018 Corporate Bond ETF”
Invesco BulletShares 2019 Corporate Bond ETF	Guggenheim BulletShares 2019 Corporate Bond ETF	“BulletShares 2019 Corporate Bond ETF”
Invesco BulletShares 2020 Corporate Bond ETF	Guggenheim BulletShares 2020 Corporate Bond ETF	“BulletShares 2020 Corporate Bond ETF”
Invesco BulletShares 2021 Corporate Bond ETF	Guggenheim BulletShares 2021 Corporate Bond ETF	“BulletShares 2021 Corporate Bond ETF”
Invesco BulletShares 2022 Corporate Bond ETF	Guggenheim BulletShares 2022 Corporate Bond ETF	“BulletShares 2022 Corporate Bond ETF”
Invesco BulletShares 2023 Corporate Bond ETF	Guggenheim BulletShares 2023 Corporate Bond ETF	“BulletShares 2023 Corporate Bond ETF”
Invesco BulletShares 2024 Corporate Bond ETF	Guggenheim BulletShares 2024 Corporate Bond ETF	“BulletShares 2024 Corporate Bond ETF”
Invesco BulletShares 2025 Corporate Bond ETF	Guggenheim BulletShares 2025 Corporate Bond ETF	“BulletShares 2025 Corporate Bond ETF”
Invesco BulletShares 2026 Corporate Bond ETF	Guggenheim BulletShares 2026 Corporate Bond ETF	“BulletShares 2026 Corporate Bond ETF”
Invesco BulletShares 2027 Corporate Bond ETF	Guggenheim BulletShares 2027 Corporate Bond ETF	“BulletShares 2027 Corporate Bond ETF”
Invesco BulletShares 2018 High Yield Corporate Bond ETF	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	“BulletShares 2018 High Yield Corporate Bond ETF”
Invesco BulletShares 2019 High Yield Corporate Bond ETF	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	“BulletShares 2019 High Yield Corporate Bond ETF”
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	“BulletShares 2020 High Yield Corporate Bond ETF”
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	“BulletShares 2021 High Yield Corporate Bond ETF”
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	“BulletShares 2022 High Yield Corporate Bond ETF”
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	“BulletShares 2023 High Yield Corporate Bond ETF”
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	“BulletShares 2024 High Yield Corporate Bond ETF”
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	“BulletShares 2025 High Yield Corporate Bond ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust (a “Predecessor Fund”) after the close of business on April 6, 2018 or May 18, 2018 for BulletShares 2025 High Yield Corporate Bond ETF (each a “Reorganization”). Each Fund adopted the

197

performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 or May 18, 2018, as applicable, is that of the Predecessor Fund.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BulletShares 2018 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2018 Index
BulletShares 2019 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2019 Index
BulletShares 2020 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2020 Index
BulletShares 2021 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2021 Index
BulletShares 2022 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2022 Index
BulletShares 2023 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2023 Index
BulletShares 2024 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2024 Index
BulletShares 2025 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2025 Index
BulletShares 2026 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2026 Index
BulletShares 2027 Corporate Bond ETF	NASDAQ BulletShares® USD Corporate Bond 2027 Index
BulletShares 2018 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2018 Index
BulletShares 2019 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2019 Index
BulletShares 2020 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2020 Index
BulletShares 2021 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2021 Index
BulletShares 2022 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2022 Index
BulletShares 2023 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2023 Index
BulletShares 2024 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2024 Index
BulletShares 2025 High Yield Corporate Bond ETF	NASDAQ BulletShares® USD High Yield Corporate Bond 2025 Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to

198

specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Asset Class Risk. The securities in each Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

199

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Passive Management Risk. Unlike many investment companies, each Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Underlying Index. In addition, each Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Underlying Index.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators regularly pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Sampling Risk. Each Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), each Fund currently effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Fund’s investments. As such, investments in each Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact certain funds’ ability to invest in foreign securities or may prevent certain funds from repatriating its investments. In addition, certain funds may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal.

Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities, and the use of credit ratings to select high yield debt securities can involve certain risks. For example, credit rating agencies may fail to change ratings in a timely fashion to reflect events since the security was last rated.

In addition, the values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Tracking Error Risk. The performance of each Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. Each Fund’s return also may diverge from the return of the Underlying Index because each Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing each Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, each Fund may use a representative sampling approach, which may cause each Fund’s returns to not be as well correlated with the return of the Underlying Index as would be the case if each Fund purchased all of the securities in the Underlying Index in the proportions represented in the

200

Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, each Fund may be unable to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent each Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, each Fund may sell certain securities, and such sale may cause each Fund to realize a loss and, thus, each Fund’s performance to deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

201

G. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Fund	Unitary Management Fees (as a % of Net Assets)
BulletShares 2018 Corporate Bond ETF	0.10	%(1)
BulletShares 2019 Corporate Bond ETF	0.10	%(1)
BulletShares 2020 Corporate Bond ETF	0.10	%(1)
BulletShares 2021 Corporate Bond ETF	0.10	%(1)
BulletShares 2022 Corporate Bond ETF	0.10	%(1)
BulletShares 2023 Corporate Bond ETF	0.10	%(1)
BulletShares 2024 Corporate Bond ETF	0.10	%(1)
BulletShares 2025 Corporate Bond ETF	0.10	%(1)
BulletShares 2026 Corporate Bond ETF	0.10	%(1)
BulletShares 2027 Corporate Bond ETF	0.10	%(1)
BulletShares 2018 High Yield Corporate Bond ETF	0.42%
BulletShares 2019 High Yield Corporate Bond ETF	0.42%
BulletShares 2020 High Yield Corporate Bond ETF	0.42%
BulletShares 2021 High Yield Corporate Bond ETF	0.42%
BulletShares 2022 High Yield Corporate Bond ETF	0.42%
BulletShares 2023 High Yield Corporate Bond ETF	0.42%
BulletShares 2024 High Yield Corporate Bond ETF	0.42%
BulletShares 2025 High Yield Corporate Bond ETF	0.42%

(1)	Prior to April 9, 2018, the Fund’s unitary management fee was 0.24%. Effective April 9, 2018 through April 19, 2018, the Adviser voluntary agreed to waive permanently a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.10%. Effective April 20, 2018, the Adviser contractually reduced the Fund’s unitary management fee from 0.24% to 0.10%.

202

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, each Predecessor Fund was managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund, prior to any waivers for fee reductions.

Effective as of the Reorganization, the Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if applicable, taxes and litigation expenses, and extraordinary expenses) from exceeding such Fund’s unitary management fee through at least (i) April 6, 2020 for each Fund except BulletShares 2025 High Yield Corporate Bond ETF, and (ii) May 18, 2020 for BulletShares 2025 High Yield Corporate Bond ETF.

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period after the close of business on April 6, 2018 to May 31, 2018, the Adviser waived fees for each Fund in the following amounts:

BulletShares 2018 Corporate Bond ETF	$56,080
BulletShares 2019 Corporate Bond ETF	46,148
BulletShares 2020 Corporate Bond ETF	47,795
BulletShares 2021 Corporate Bond ETF	38,372
BulletShares 2022 Corporate Bond ETF	31,172
BulletShares 2023 Corporate Bond ETF	14,810
BulletShares 2024 Corporate Bond ETF	12,049
BulletShares 2025 Corporate Bond ETF	4,557
BulletShares 2026 Corporate Bond ETF	2,328
BulletShares 2027 Corporate Bond ETF	1,026
BulletShares 2018 High Yield Corporate Bond ETF	6,913
BulletShares 2019 High Yield Corporate Bond ETF	3,663
BulletShares 2020 High Yield Corporate Bond ETF	4,132
BulletShares 2021 High Yield Corporate Bond ETF	976
BulletShares 2022 High Yield Corporate Bond ETF	660
BulletShares 2023 High Yield Corporate Bond ETF	158
BulletShares 2024 High Yield Corporate Bond ETF	78
BulletShares 2025 High Yield Corporate Bond ETF	22	(1)

(1)	For the period after the close of business May 18, 2018 to May 31, 2018.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with Nasdaq, Inc. (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

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Note 4. Investments in Affiliates

The Adviser and the adviser for Invesco Finance plc are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Finance plc is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended May 31, 2018.

BulletShares 2022 Corporate Bond ETF

	Value May 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value May 31, 2018	Dividend Income
Invesco Finance plc*	$796,229	$219,422	$(984,123)	$(12,486)	$(19,042)	$—	$22,024

*	At May 31, 2018, this security was no longer held.

BulletShares 2024 Corporate Bond ETF

	Value May 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value May 31, 2018	Dividend Income
Invesco Finance plc*	$504,043	$60,307	$(543,463)	$(18,552)	$(2,335)	$—	$14,975

*	At May 31, 2018, this security was no longer held.

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the period after the close of business April 6, 2018 to May 31, 2018, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain
BulletShares 2019 Corporate Bond ETF	$2,244,966	$—	$—
BulletShares 2021 Corporate Bond ETF	2,880,938	—	—
BulletShares 2025 Corporate Bond ETF	108,250	—	—
BulletShares 2018 High Yield Corporate Bond ETF	—	45,429,619	125,789
BulletShares 2019 High Yield Corporate Bond ETF	45,429,619	—	—
BulletShares 2021 High Yield Corporate Bond ETF	—	2,880,937	64,334
BulletShares 2022 High Yield Corporate Bond ETF	—	2,244,966	59,551

For the period June 1, 2017 to April 6, 2018, the following Funds’ Predecessor Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain/(Loss)
BulletShares 2018 Corporate Bond ETF	$6,745,838	$34,667,707	$131,719
BulletShares 2019 Corporate Bond ETF	34,078,390	21,806,493	96,452
BulletShares 2020 Corporate Bond ETF	27,391,473	44,414,763	454,840
BulletShares 2021 Corporate Bond ETF	48,503,021	30,557,071	460,479
BulletShares 2022 Corporate Bond ETF	38,933,428	25,463,080	188,659
BulletShares 2023 Corporate Bond ETF	26,740,538	15,586,640	91,272
BulletShares 2024 Corporate Bond ETF	13,781,293	6,116,404	80,353
BulletShares 2025 Corporate Bond ETF	3,965,978	10,884,538	(90,896)
BulletShares 2026 Corporate Bond ETF	10,884,538	—	—
BulletShares 2018 High Yield Corporate Bond ETF	65,394,221	43,779,540	(6,073)
BulletShares 2019 High Yield Corporate Bond ETF	50,254,639	30,938,887	346,455

204

	Securities Purchases	Securities Sales	Net Realized Gain/(Loss)
BulletShares 2020 High Yield Corporate Bond ETF	$13,254,772	$24,998,649	$103,729
BulletShares 2021 High Yield Corporate Bond ETF	4,737,795	18,092,855	167,960
BulletShares 2022 High Yield Corporate Bond ETF	6,709,163	10,911,507	207,261
BulletShares 2023 High Yield Corporate Bond ETF	4,438,225	5,701,653	145,900
BulletShares 2024 High Yield Corporate Bond ETF	2,755,181	6,205,302	129,731
BulletShares 2025 High Yield Corporate Bond ETF(1)	601,510	421,750	(7,154)

(1)	For the period June 1, 2017 to May 18, 2018.

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year or period ended May 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
BulletShares 2018 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$755,631,086	$—	$755,631,086
Money Market Fund	82,398,377	—	—	82,398,377

Total Investments	$82,398,377	$755,631,086	$—	$838,029,463

BulletShares 2019 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$1,069,891,629	$—	$1,069,891,629
Money Market Fund	8,345,466	—	—	8,345,466

Total Investments	$8,345,466	$1,069,891,629	$—	$1,078,237,095

BulletShares 2020 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$1,129,963,425	$—	$1,129,963,425
Money Market Fund	6,188,447	—	—	6,188,447

Total Investments	$6,188,447	$1,129,963,425	$—	$1,136,151,872

205

	Level 1	Level 2	Level 3	Total
BulletShares 2021 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$893,140,089	$—	$893,140,089
Money Market Fund	2,259,079	—	—	2,259,079

Total Investments	$2,259,079	$893,140,089	$—	$895,399,168

BulletShares 2022 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$733,395,546	$—	$733,395,546
Money Market Fund	14,517,313	—	—	14,517,313

Total Investments	$14,517,313	$733,395,546	$—	$747,912,859

BulletShares 2023 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$345,413,610	$—	$345,413,610
Money Market Fund	1,145,886	—	—	1,145,886

Total Investments	$1,145,886	$345,413,610	$—	$346,559,496

BulletShares 2024 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$279,328,359	$—	$279,328,359
Money Market Fund	16,430,516	—	—	16,430,516

Total Investments	$16,430,516	$279,328,359	$—	$295,758,875

BulletShares 2025 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$102,789,506	$—	$102,789,506
Money Market Fund	383,982	—	—	383,982

Total Investments	$383,982	$102,789,506	$—	$103,173,488

BulletShares 2026 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$52,904,883	$—	$52,904,883
Money Market Fund	222,222	—	—	222,222

Total Investments	$222,222	$52,904,883	$—	$53,127,105

BulletShares 2027 Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$22,495,428	$—	$22,495,428
Money Market Fund	193,302	—	—	193,302

Total Investments	$193,302	$22,495,428	$—	$22,688,730

BulletShares 2018 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$345,327,736	$—	$345,327,736
Common Stocks	—	—	0	0
U.S. Treasury Securities	—	404,469,641	—	404,469,641
Money Market Fund	45,887,089	—	—	45,887,089

Total Investments	$45,887,089	$749,797,377	$—	$795,684,466

BulletShares 2019 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$1,030,423,163	$—	$1,030,423,163
Money Market Fund	18,015,665	—	—	18,015,665

Total Investments	$18,015,665	$1,030,423,163	$—	$1,048,438,828

206

	Level 1	Level 2	Level 3	Total
BulletShares 2020 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$781,373,087	$—	$781,373,087
Money Market Fund	34,156,933	—	—	34,156,933

Total Investments	$34,156,933	$781,373,087	$—	$815,530,020

BulletShares 2021 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$368,375,354	$—	$368,375,354
Money Market Fund	14,170,471	—	—	14,170,471

Total Investments	$14,170,471	$368,375,354	$—	$382,545,825

BulletShares 2022 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$201,841,347	$—	$201,841,347
Money Market Fund	3,561,990	—	—	3,561,990

Total Investments	$3,561,990	$201,841,347	$—	$205,403,337

BulletShares 2023 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$98,951,302	$—	$98,951,302
Money Market Fund	858,410	—	—	858,410

Total Investments	$858,410	$98,951,302	$—	$99,809,712

BulletShares 2024 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$40,958,277	$—	$40,958,277
Money Market Fund	310,250	—	—	310,250

Total Investments	$310,250	$40,958,277	$—	$41,268,527

BulletShares 2025 High Yield Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$13,911,750	$—	$13,911,750
Money Market Fund	227,354	—	—	227,354

Total Investments	$227,354	$13,911,750	$—	$14,139,104

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid During the Fiscal Years or period ended May 31, 2018 and 2017:

	2018		2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BulletShares 2018 Corporate Bond ETF	$14,879,285	$—	$14,261,430	$—
BulletShares 2019 Corporate Bond ETF	18,785,420	401,710	13,124,295	—
BulletShares 2020 Corporate Bond ETF	22,047,273	459,980	15,425,505	—
BulletShares 2021 Corporate Bond ETF	19,153,422	557,700	11,940,855	—
BulletShares 2022 Corporate Bond ETF	16,082,581	154,202	9,901,155	—
BulletShares 2023 Corporate Bond ETF	7,584,210	378,300	4,513,185	52,890
BulletShares 2024 Corporate Bond ETF	6,590,931	—	3,928,346	14,884
BulletShares 2025 Corporate Bond ETF	2,647,883	—	1,416,390	—
BulletShares 2026 Corporate Bond ETF	1,306,332	—	302,625	—
BulletShares 2027 Corporate Bond ETF	237,726	—	—	—
BulletShares 2018 High Yield Corporate Bond ETF	34,624,920	—	35,891,780	—
BulletShares 2019 High Yield Corporate Bond ETF	39,840,911	—	23,591,660	—
BulletShares 2020 High Yield Corporate Bond ETF	30,258,164	—	13,134,420	—

207

	2018		2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BulletShares 2021 High Yield Corporate Bond ETF	$13,589,922	$—	$4,487,880	$—
BulletShares 2022 High Yield Corporate Bond ETF	8,742,614	—	3,986,220	—
BulletShares 2023 High Yield Corporate Bond ETF	3,315,734	85,560	1,183,010	—
BulletShares 2024 High Yield Corporate Bond ETF	1,586,773	—	344,960	—
BulletShares 2025 High Yield Corporate Bond ETF	234,120	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post October Capital Loss Deferral	Shares of Beneficial Interest	Total Net Assets
BulletShares 2018 Corporate Bond ETF	$1,148,048	$276,722	$(852,682)	$—	$—	$818,363,324	$818,935,412
BulletShares 2019 Corporate Bond ETF	1,721,629	—	(6,684,539)	—	(103,028)	1,092,241,767	1,087,175,829
BulletShares 2020 Corporate Bond ETF	1,733,282	—	(14,195,229)	—	(123,604)	1,164,663,536	1,152,077,985
BulletShares 2021 Corporate Bond ETF	1,885,459	28,220	(14,966,415)	—	—	934,756,256	921,703,520
BulletShares 2022 Corporate Bond ETF	1,651,804	—	(15,386,954)	—	(70,800)	774,226,443	760,420,493
BulletShares 2023 Corporate Bond ETF	865,428	26,797	(8,217,484)	—	—	356,928,020	349,602,761
BulletShares 2024 Corporate Bond ETF	748,187	—	(7,090,801)	(603,971)	—	299,909,353	292,962,768
BulletShares 2025 Corporate Bond ETF	292,522	—	(3,505,900)	(254,821)	—	107,648,881	104,180,682
BulletShares 2026 Corporate Bond ETF	151,134	2,700	(2,204,783)	—	—	55,689,248	53,638,299
BulletShares 2027 Corporate Bond ETF	71,727	—	(808,243)	—	—	23,660,044	22,923,528
BulletShares 2018 High Yield Corporate Bond ETF	1,105,622	—	(1,656,494)	(13,894,010)	—	741,369,724	726,924,842
BulletShares 2019 High Yield Corporate Bond ETF	3,833,649	—	(8,107,785)	(532,622)	—	1,074,230,874	1,069,424,116
BulletShares 2020 High Yield Corporate Bond ETF	3,794,297	—	(10,796,224)	—	—	834,640,421	827,638,494
BulletShares 2021 High Yield Corporate Bond ETF	2,106,646	78,391	(5,168,319)	—	—	394,460,814	391,477,532
BulletShares 2022 High Yield Corporate Bond ETF	928,243	—	(1,380,397)	(1,499,399)	—	210,549,213	208,597,660
BulletShares 2023 High Yield Corporate Bond ETF	493,782	42,007	(1,722,519)	—	—	102,500,777	101,314,047
BulletShares 2024 High Yield Corporate Bond ETF	263,838	53,430	(1,461,724)	—	—	43,080,606	41,936,150
BulletShares 2025 High Yield Corporate Bond ETF	65,524	—	(450,084)	(6,154)	—	14,764,617	14,373,903

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of May 31, 2018:

Post-effective/no expiration
	Short-Term	Long-Term	Total*	Expired
BulletShares 2018 Corporate Bond ETF	$—	$—	$—	$—
BulletShares 2019 Corporate Bond ETF	—	—	—	—
BulletShares 2020 Corporate Bond ETF	—	—	—	—
BulletShares 2021 Corporate Bond ETF	—	—	—	—
BulletShares 2022 Corporate Bond ETF	—	—	—	—
BulletShares 2023 Corporate Bond ETF	—	—	—	—
BulletShares 2024 Corporate Bond ETF	603,971	—	603,971	—
BulletShares 2025 Corporate Bond ETF	229,887	24,934	254,821	—
BulletShares 2026 Corporate Bond ETF	—	—	—	—
BulletShares 2027 Corporate Bond ETF	—	—	—	—

208

	Post-effective/no expiration
	Short-Term	Long-Term	Total*	Expired
BulletShares 2018 High Yield Corporate Bond ETF	$—	$13,894,010	$13,894,010	$—
BulletShares 2019 High Yield Corporate Bond ETF	—	532,622	532,622	—
BulletShares 2020 High Yield Corporate Bond ETF	—	—	—	—
BulletShares 2021 High Yield Corporate Bond ETF	—	—	—	—
BulletShares 2022 High Yield Corporate Bond ETF	851,917	647,482	1,499,399	—
BulletShares 2023 High Yield Corporate Bond ETF	—	—	—	—
BulletShares 2024 High Yield Corporate Bond ETF	—	—	—	—
BulletShares 2025 High Yield Corporate Bond ETF	6,154	—	6,154	—

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Securities Lending

During the fiscal year ended May 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 9. Investment Transactions

For the fiscal year or period ended May 31, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
BulletShares 2018 Corporate Bond ETF	$41,435,006	$586,206,762
BulletShares 2019 Corporate Bond ETF	149,494,490	102,243,958
BulletShares 2020 Corporate Bond ETF	239,227,256	95,121,513
BulletShares 2021 Corporate Bond ETF	276,179,506	56,299,768
BulletShares 2022 Corporate Bond ETF	250,619,284	50,632,945
BulletShares 2023 Corporate Bond ETF	160,352,876	20,370,162
BulletShares 2024 Corporate Bond ETF	118,517,576	10,976,730
BulletShares 2025 Corporate Bond ETF	46,091,301	12,124,384
BulletShares 2026 Corporate Bond ETF	23,960,978	168,488
BulletShares 2027 Corporate Bond ETF	17,601,191	—
BulletShares 2018 High Yield Corporate Bond ETF	359,130,387	815,458,531
BulletShares 2019 High Yield Corporate Bond ETF	605,617,233	418,062,231
BulletShares 2020 High Yield Corporate Bond ETF	437,967,972	277,885,223
BulletShares 2021 High Yield Corporate Bond ETF	185,364,580	87,764,877

209

	Purchases	Sales
BulletShares 2022 High Yield Corporate Bond ETF	$77,415,127	$46,372,051
BulletShares 2023 High Yield Corporate Bond ETF	40,767,113	11,188,756
BulletShares 2024 High Yield Corporate Bond ETF	27,304,451	7,139,698
BulletShares 2025 High Yield Corporate Bond ETF	14,797,256	421,750

For the fiscal year ended May 31, 2018, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for BulletShares 2018 High Yield Corporate Bond ETF amounted to $0 and $0, respectively.

For the fiscal year or period ended May 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BulletShares 2018 Corporate Bond ETF	$1,622,762	$55,830,599
BulletShares 2019 Corporate Bond ETF	68,392,394	6,295,190
BulletShares 2020 Corporate Bond ETF	97,000,912	—
BulletShares 2021 Corporate Bond ETF	52,165,207	12,405,027
BulletShares 2022 Corporate Bond ETF	46,541,343	—
BulletShares 2023 Corporate Bond ETF	30,570,303	—
BulletShares 2024 Corporate Bond ETF	21,596,172	—
BulletShares 2025 Corporate Bond ETF	6,057,912	—
BulletShares 2026 Corporate Bond ETF	5,312,032	—
BulletShares 2027 Corporate Bond ETF	5,717,267	—
BulletShares 2018 High Yield Corporate Bond ETF	16,328,911	206,439,628
BulletShares 2019 High Yield Corporate Bond ETF	197,174,742	51,956,987
BulletShares 2020 High Yield Corporate Bond ETF	204,236,017	22,435,055
BulletShares 2021 High Yield Corporate Bond ETF	133,354,548	14,175,515
BulletShares 2022 High Yield Corporate Bond ETF	50,377,353	—
BulletShares 2023 High Yield Corporate Bond ETF	35,399,762	—
BulletShares 2024 High Yield Corporate Bond ETF	—	—
BulletShares 2025 High Yield Corporate Bond ETF	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At May 31, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BulletShares 2018 Corporate Bond ETF	$71,779	$(924,461)	$(852,682)	$838,882,145
BulletShares 2019 Corporate Bond ETF	267,185	(6,951,724)	(6,684,539)	1,084,921,634
BulletShares 2020 Corporate Bond ETF	302,791	(14,498,020)	(14,195,229)	1,150,347,101
BulletShares 2021 Corporate Bond ETF	803,471	(15,769,886)	(14,966,415)	910,365,583
BulletShares 2022 Corporate Bond ETF	573,857	(15,960,811)	(15,386,954)	763,299,813
BulletShares 2023 Corporate Bond ETF	507,829	(8,725,313)	(8,217,484)	354,776,980
BulletShares 2024 Corporate Bond ETF	590,479	(7,681,280)	(7,090,801)	302,849,676
BulletShares 2025 Corporate Bond ETF	126,354	(3,632,254)	(3,505,900)	106,679,388
BulletShares 2026 Corporate Bond ETF	2,813	(2,207,596)	(2,204,783)	55,331,888
BulletShares 2027 Corporate Bond ETF	283	(808,526)	(808,243)	23,496,973

210

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BulletShares 2018 High Yield Corporate Bond ETF	$441,420	$(2,097,914)	$(1,656,494)	$797,340,960
BulletShares 2019 High Yield Corporate Bond ETF	2,655,107	(10,762,892)	(8,107,785)	1,056,546,613
BulletShares 2020 High Yield Corporate Bond ETF	4,278,679	(15,074,903)	(10,796,224)	826,326,244
BulletShares 2021 High Yield Corporate Bond ETF	2,640,174	(7,808,493)	(5,168,319)	387,714,144
BulletShares 2022 High Yield Corporate Bond ETF	3,008,713	(4,389,110)	(1,380,397)	206,783,734
BulletShares 2023 High Yield Corporate Bond ETF	1,053,875	(2,776,394)	(1,722,519)	101,532,231
BulletShares 2024 High Yield Corporate Bond ETF	120,669	(1,582,393)	(1,461,724)	42,730,251
BulletShares 2025 High Yield Corporate Bond ETF	50,032	(500,116)	(450,084)	14,589,188

Note 10. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the fiscal year or period ended May 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BulletShares 2018 Corporate Bond ETF	$—	$(107,452)	$107,452
BulletShares 2019 Corporate Bond ETF	(1,992)	(29,786)	31,778
BulletShares 2020 Corporate Bond ETF	(2,320)	2,320	—
BulletShares 2021 Corporate Bond ETF	17,553	(328,693)	311,140
BulletShares 2022 Corporate Bond ETF	(1,556)	1,556	—
BulletShares 2023 Corporate Bond ETF	—	—	—
BulletShares 2024 Corporate Bond ETF	—	—	—
BulletShares 2025 Corporate Bond ETF	—	—	—
BulletShares 2026 Corporate Bond ETF	100	(100)	—
BulletShares 2027 Corporate Bond ETF	—	—	—
BulletShares 2018 High Yield Corporate Bond ETF	—	(897,114)	897,114
BulletShares 2019 High Yield Corporate Bond ETF	—	(539,591)	539,591
BulletShares 2020 High Yield Corporate Bond ETF	4,946	(449,445)	444,499
BulletShares 2021 High Yield Corporate Bond ETF	—	(518,542)	518,542
BulletShares 2022 High Yield Corporate Bond ETF	—	—	—
BulletShares 2023 High Yield Corporate Bond ETF	23,996	(23,996)	—
BulletShares 2024 High Yield Corporate Bond ETF	—	—	—
BulletShares 2025 High Yield Corporate Bond ETF	—	—	—

Note 11. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by each Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

211

Note 12. Borrowing

Each predecessor fund to BulletShares 2018 High Yield Bond ETF, BulletShares 2019 High Yield Bond ETF, BulletShares 2020 High Yield Bond ETF, BulletShares 2021 High Yield Bond ETF, BulletShares 2022 High Yield Bond ETF, BulletShares 2023 High Yield Bond ETF, BulletShares 2024 High Yield Bond ETF and BulletShares 2025 High Yield ETF (collectively, the “Withdrawing Borrowers”), were parties to a 364-day committed, $1,000,000,000 line of credit facility with a syndicate administered by Citibank, N.A, which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The Withdrawing Borrowers were permitted to borrow up to the lesser of (1) $1,065,000,000 or (2) the limits set by the prospectus for borrowings. Fees related to borrowings, if any, varied under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1% or the federal funds rate plus  1⁄2 of 1%. All Withdrawing Borrowers that participated in the line of credit paid upfront costs to renew the line of credit and a commitment fee of 0.15% on the amount of the commitment that had not been utilized. In case of borrowings from the line of credit, the Withdrawing Borrowers paid the associated interest expenses. Effective April 16, 2018 all Withdrawing Borrowers noted above except BulletShares 2025 High Yield ETF, and May 17, 2018 BulletShares 2025 High Yield ETF, withdrew as borrowers under the line of credit facility and all rights and obligations of the Withdrawing Borrowers terminated.

Expenses under the line of credit facility are shown in the Statement of Operations as Line of Credit Fee. There were no outstanding borrowings under this agreement during the current fiscal period.

Note 13. Capital

Shares are issued and redeemed by the Funds only in Creation Units of 150,000 for the Corporate Bond ETFs and 100,000 for the High Yield Bond ETFs. Transactions are permitted in exchange for Deposit Securities with a separate cash payment, which is balancing each component to equate the transaction to the NAV per share of the Fund on the transaction date.

However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 14. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 15. Significant Event

On April 19, 2018, the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust approved a change in fiscal year end for each Fund from May 31 to August 31, effective August 31, 2018.

212

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco BulletShares 2018 Corporate Bond ETF, Invesco BulletShares 2019 Corporate Bond ETF, Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2018 High Yield Corporate Bond ETF, Invesco BulletShares 2019 High Yield Corporate Bond ETF, Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF and Invesco BulletShares 2025 High Yield Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eighteen of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust (formerly known as PowerShares Exchange-Traded Self-Indexed Fund Trust), hereafter collectively referred to as the “Funds”) as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended May 31, 2018 (or for Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2025 High Yield Corporate Bond ETF, for the period September 27, 2017 (commencement of investment operations) through May 31, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the year ended May 31, 2018 (or for Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2025 High Yield Corporate Bond ETF, for the period September 27, 2017 (commencement of investment operations) through May 31, 2018) in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco BulletShares 2018 Corporate Bond ETF	PowerShares BulletShares 2018 Corporate Bond Portfolio	Guggenheim BulletShares 2018 Corporate Bond ETF
Invesco BulletShares 2019 Corporate Bond ETF	PowerShares BulletShares 2019 Corporate Bond Portfolio	Guggenheim BulletShares 2019 Corporate Bond ETF
Invesco BulletShares 2020 Corporate Bond ETF	PowerShares BulletShares 2020 Corporate Bond Portfolio	Guggenheim BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	PowerShares BulletShares 2021 Corporate Bond Portfolio	Guggenheim BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	PowerShares BulletShares 2022 Corporate Bond Portfolio	Guggenheim BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	PowerShares BulletShares 2023 Corporate Bond Portfolio	Guggenheim BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	PowerShares BulletShares 2024 Corporate Bond Portfolio	Guggenheim BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	PowerShares BulletShares 2025 Corporate Bond Portfolio	Guggenheim BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	PowerShares BulletShares 2026 Corporate Bond Portfolio	Guggenheim BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	PowerShares BulletShares 2027 Corporate Bond Portfolio	Guggenheim BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2018 High Yield Corporate Bond ETF	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Invesco BulletShares 2019 High Yield Corporate Bond ETF	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

213

Report of Independent Registered Public Accounting Firm (continued)

Fund Name	Formerly Known As	Predecessor Fund
Invesco BulletShares 2022 High Yield Corporate Bond ETF	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

The financial statements as of and for the year or period ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

July 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

214

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the Fund’s current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Fund’s current fiscal year.

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

215

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended May 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2018 Corporate Bond ETF (BSCI)
Actual	$1,000.00	$1,007.00	0.20%	$1.00
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
Actual	1,000.00	1,004.70	0.20	1.00
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)
Actual	1,000.00	998.80	0.20	1.00
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Actual	1,000.00	994.20	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Actual	1,000.00	989.90	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Actual	1,000.00	987.20	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Actual	1,000.00	981.50	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01

216

Fees and Expenses (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
Actual	$1,000.00	$977.90	0.20%	$0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Actual	1,000.00	974.40	0.20	0.98
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.20	1.01
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
Actual	1,000.00	972.60	0.18	0.89
Hypothetical (5% return before expenses)	1,000.00	1,024.03	0.18	0.91
Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)
Actual	1,000.00	1,014.10	0.42	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
Actual	1,000.00	1,012.60	0.42	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
Actual	1,000.00	1,009.20	0.42	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
Actual	1,000.00	1,010.10	0.42	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
Actual	1,000.00	1,006.90	0.42	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Actual	1,000.00	1,006.10	0.42	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Actual	1,000.00	986.20	0.42	2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Actual	1,000.00	985.50	0.42	2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.42	2.12

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended May 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

217

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*	Qualified Interest Income*	Long-Term Capital Gains
Invesco BulletShares 2018 Corporate Bond ETF	0%	0%	77%	$—
Invesco BulletShares 2019 Corporate Bond ETF	0%	0%	75%	401,710
Invesco BulletShares 2020 Corporate Bond ETF	0%	0%	81%	459,980
Invesco BulletShares 2021 Corporate Bond ETF	0%	0%	76%	557,700
Invesco BulletShares 2022 Corporate Bond ETF	0%	0%	78%	154,202
Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	80%	378,300
Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	81%	—
Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	86%	—
Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	82%	—
Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	84%	—
Invesco BulletShares 2018 High Yield Corporate Bond ETF	0%	0%	85%	—
Invesco BulletShares 2019 High Yield Corporate Bond ETF	0%	0%	85%	—
Invesco BulletShares 2020 High Yield Corporate Bond ETF	0%	0%	79%	—
Invesco BulletShares 2021 High Yield Corporate Bond ETF	0%	0%	79%	—
Invesco BulletShares 2022 High Yield Corporate Bond ETF	0%	0%	85%	—
Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	81%	85,560
Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	82%	—
Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	77%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

218

Proxy Results

Special Meetings (“Meetings”) of Shareholders of Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2022 Corporate Bond ETF, Guggenheim BulletShares 2023 Corporate Bond ETF, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, Guggenheim BulletShares 2024 Corporate Bond ETF, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, Guggenheim BulletShares 2025 Corporate Bond ETF and Guggenheim BulletShares 2026 Corporate Bond ETF were held on Friday, February 16, 2018. The Meetings were held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim BulletShares 2018 Corporate Bond ETF into PowerShares BulletShares 2018 Corporate Bond Portfolio (now known as the Invesco BulletShares 2018 Corporate Bond ETF); Guggenheim BulletShares 2018 High Yield Corporate Bond ETF into PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2018 High Yield Corporate Bond ETF); Guggenheim BulletShares 2019 Corporate Bond ETF into PowerShares BulletShares 2019 Corporate Bond Portfolio (now known as the Invesco BulletShares 2019 Corporate Bond ETF); Guggenheim BulletShares 2020 Corporate Bond ETF into PowerShares BulletShares 2020 Corporate Bond Portfolio (now known as the Invesco BulletShares 2020 Corporate Bond ETF); Guggenheim BulletShares 2022 Corporate Bond ETF into PowerShares BulletShares 2022 Corporate Bond Portfolio (now known as the Invesco BulletShares 2022 Corporate Bond ETF); Guggenheim BulletShares 2023 Corporate Bond ETF into PowerShares BulletShares 2023 Corporate Bond Portfolio (now known as the Invesco BulletShares 2023 Corporate Bond ETF); Guggenheim BulletShares 2023 High Yield Corporate Bond ETF into PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2023 High Yield Corporate Bond ETF); Guggenheim BulletShares 2024 Corporate Bond ETF into PowerShares BulletShares 2024 Corporate Bond Portfolio (now known as the Invesco BulletShares 2024 Corporate Bond ETF), Guggenheim BulletShares 2024 High Yield Corporate Bond ETF into PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2024 High Yield Corporate Bond ETF); Guggenheim BulletShares 2025 Corporate Bond ETF into PowerShares BulletShares 2025 Corporate Bond Portfolio (now known as the Invesco BulletShares 2025 Corporate Bond ETF); and Guggenheim BulletShares 2026 Corporate Bond ETF into PowerShares BulletShares 2026 Corporate Bond Portfolio (now known as the Invesco BulletShares 2026 Corporate Bond ETF).

The results of the voting on the above matter were as follows:

Matter		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approve an Agreement and Plan of Reorganization.
	Guggenheim BulletShares 2018 Corporate Bond ETF	20,118,748	507,753	2,917,765	N/A
	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	19,523,074	301,104	1,695,895	N/A
	Guggenheim BulletShares 2019 Corporate Bond ETF	22,275,579	378,751	2,275,484	N/A
	Guggenheim BulletShares 2020 Corporate Bond ETF	23,554,868	314,291	1,873,484	N/A
	Guggenheim BulletShares 2022 Corporate Bond ETF	15,227,649	220,363	1,145,651	N/A
	Guggenheim BulletShares 2023 Corporate Bond ETF	7,584,577	70,921	439,578	N/A
	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	1,182,342	22,822	125,822	N/A
	Guggenheim BulletShares 2024 Corporate Bond ETF	6,201,522	46,560	274,980	N/A
	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	736,902	15,286	188,483	N/A
	Guggenheim BulletShares 2025 Corporate Bond ETF	2,697,496	10,661	167,939	N/A
	Guggenheim BulletShares 2026 Corporate Bond ETF	1,218,649	6,831	134,839	N/A

Special Meetings (“Meetings”) of Shareholders of Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, Guggenheim BulletShares 2021 Corporate Bond ETF, Guggenheim BulletShares

219

Proxy Results (continued)

2021 High Yield Corporate Bond ETF, Guggenheim BulletShares 2022 High Yield Corporate Bond ETF and Guggenheim BulletShares 2027 Corporate Bond ETF were held on Friday, March 16, 2018. The Meetings were held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim BulletShares 2019 High Yield Corporate Bond ETF into PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2019 High Yield Corporate Bond ETF); Guggenheim BulletShares 2020 High Yield Corporate Bond ETF into PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2020 High Yield Corporate Bond ETF); Guggenheim BulletShares 2021 Corporate Bond ETF into PowerShares BulletShares 2021 Corporate Bond Portfolio (now known as the Invesco BulletShares 2021 Corporate Bond ETF); Guggenheim BulletShares 2021 High Yield Corporate Bond ETF into PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2021 High Yield Corporate Bond ETF); Guggenheim BulletShares 2022 High Yield Corporate Bond ETF into PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2022 High Yield Corporate Bond ETF); and Guggenheim BulletShares 2027 Corporate Bond ETF into PowerShares BulletShares 2027 Corporate Bond Portfolio (now known as the Invesco BulletShares 2027 Corporate Bond ETF).

The results of the voting on the above matter were as follows:

Matter		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approve an Agreement and Plan of Reorganization.
	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	17,191,843	410,579	3,084,072	N/A
	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	12,377,643	232,837	1,842,514	N/A
	Guggenheim BulletShares 2021 Corporate Bond ETF	18,395,802	260,225	2,070,228	N/A
	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	5,598,770	89,732	779,991	N/A
	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	3,269,263	74,752	409,824	N/A
	Guggenheim BulletShares 2027 Corporate Bond ETF	234,761	4,015	6,342	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim BulletShares 2025 High Yield Corporate Bond ETF was held on Tuesday, April 10, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim BulletShares 2025 High Yield Corporate Bond ETF into PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares 2025 High Yield Corporate Bond ETF).

The results of the voting on the above matter were as follows:

Matter		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approve an Agreement and Plan of Reorganization.
	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	179,161	2,701	10,044	N/A

220

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of May 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	206	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	206	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	206	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

221

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	206	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

222

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Chairman, Performance Trust Capital Partners (2004-Present).	206	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

223

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	206	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

224

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2016	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

225

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

226

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares BulletShares 2018 Corporate Bond Portfolio

PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2019 Corporate Bond Portfolio

PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2020 Corporate Bond Portfolio

PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2021 Corporate Bond Portfolio

PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2022 Corporate Bond Portfolio

PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2023 Corporate Bond Portfolio

PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2024 Corporate Bond Portfolio

PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2025 Corporate Bond Portfolio

PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2026 Corporate Bond Portfolio

PowerShares BulletShares 2027 Corporate Bond Portfolio

PowerShares U.S. Large Cap Optimized Volatility Portfolio

PowerShares Multi-Factor Large Cap Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

227

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares BulletShares 2018 Corporate Bond Portfolio	Higher than median (10)	Higher than median (2)	Lower than median (90)	Higher than median (1)
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2019 Corporate Bond Portfolio	Higher than median (7)	Higher than median (1)	Lower than median (44)	Higher than median (1)
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2020 Corporate Bond Portfolio	Higher than median (7)	Higher than median (1)	Lower than median (44)	Higher than median (1)
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2021 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	Higher than median (1)
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2022 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	Higher than median (1)
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2023 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	Higher than median (1)
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2024 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	Higher than median (1)
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2025 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	Higher than median (1)
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Higher than median (16)	N/A	Lower than median (161)	Lower than median (2)
PowerShares BulletShares 2026 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	N/A
PowerShares BulletShares 2027 Corporate Bond Portfolio	Higher than median (23)	Higher than median (3)	Lower than median (61)	N/A

228

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares U.S. Large Cap Optimized Volatility Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Higher than median (3)
PowerShares Multi-Factor Large Cap Portfolio	Higher than median (28)	Lower than median (23)	Lower than median (199)	Lower than median (3)

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated with an “N/A” for not available.
[2]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, would serve as the index provider for each Fund and would be paid a licensing fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

229

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/us

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended May 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a) through (d)

Fees Billed by PwC to Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year end of May 31, 2018 aggregate fees for services rendered to these series as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End May 31, 2018

Audit Fees	$ 299,700
Audit-Related Fees	$ 0
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 299,700

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last fiscal year as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 662,000

(1)	Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund

Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The

Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:      June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exceptions under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,004,000 for the fiscal year ended May 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $2,666,000 for the fiscal year ended May 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $24 million and non-audit services of approximately $14 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter to the audit committees of the other trusts in the Fund Family, composed of the same individuals that make up the Audit Committee (which was not established until December 14, 2016), and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the

Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: August 3, 2018

By: /s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date: August 3, 2018